UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.        )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SUMMER INFANT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 6, 2022
SUMMER INFANT, INC.
1275 Park East Drive
Woonsocket, Rhode Island 02895
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
May [•], 2022
Dear Stockholders:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Summer Infant, Inc., a Delaware corporation (“SUMR,” the “Company,” “we,” or “us”), to be held at 9:00 a.m. Eastern Time (ET) on [•], June [•], 2022, at the offices of the Company located at 1275 Park East Drive, Woonsocket, Rhode Island 02895.
At the Special Meeting, you will be asked to consider and vote on two matters:
1.
a proposal to adopt the Agreement and Plan of Merger, dated March 16, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among SUMR, Kids2, Inc., a Georgia corporation (“Parent”), and Project Abacus Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into SUMR (the “Merger”), with SUMR continuing as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent (the “Merger Proposal”);

2.
a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may become payable to our named executive officers in connection with the Merger; and

3.
a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal.

If the Merger is completed, you will be entitled to receive $12.00 in cash (the “Merger Consideration”), without interest and subject to all applicable withholding taxes, for each share of our common stock you own (unless you have properly demanded appraisal for your shares in accordance with, and have complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware).
After reviewing and considering the terms and conditions of the Merger and other factors, including those more fully described in the enclosed proxy statement, our Board of Directors unanimously (i) determined and declared that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration, are in the best interests of SUMR and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend that SUMR’s stockholders adopt the Merger Agreement.
Our Board of Directors recommends that you vote:   (1) “FOR” the proposal to adopt the Merger Agreement; (2) “FOR” the non-binding, advisory proposal to approve certain compensation that will or may become payable to our named executive officers in connection with the Merger (the “Merger-related Compensation”); and (3) “FOR” the proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal.
The accompanying proxy statement is dated May [•], 2022 and was first mailed to stockholders of SUMR on or about May [•], 2022. The accompanying proxy statement contains, among other things, detailed information about us, the Special Meeting, the Merger, the Merger-related Compensation and the

Merger Agreement. We encourage you to read the accompanying proxy statement, including its appendices and all documents incorporated by reference therein, carefully and in its entirety. You should also carefully consider the factors discussed in the sections entitled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” on pages 21 and 22, respectively, of the accompanying proxy statement.
Your vote is very important, regardless of the number of shares of SUMR common stock that you own. We cannot complete the Merger unless the Merger Agreement is adopted by the affirmative vote of the holders of a majority of the shares of outstanding SUMR common stock as of May 6, 2022 and entitled to vote on the matter. The failure of any stockholder of record to (i) attend and vote in person at the Special Meeting, (ii) vote via the Internet or (iii) submit a signed proxy card will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares in “street name,” the failure to instruct your broker, bank, or nominee on how to vote your shares will have the same effect as a vote “AGAINST” the Merger Proposal. If you sign, date, and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the Merger Proposal.
In connection with entering into the Merger Agreement, SUMR stockholders holding shares of common stock constituting approximately 53% of SUMR’s issued and outstanding common stock have each entered into a Voting and Support Agreement with Parent pursuant to which they agreed to vote their shares of common stock in favor of the Merger, subject to certain exceptions in accordance with the terms of the Voting and Support Agreements.
We hope that you will be able to attend the Special Meeting. However, whether or not you plan to attend, please complete, sign, date, and return the proxy card enclosed with the accompanying proxy statement, or if your shares are held in “street name” through a broker, bank, or nominee, instruct your broker, bank, or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank, or nominee, as promptly as possible. Submitting a signed proxy by mail will ensure your shares are represented at the Special Meeting. If your shares are held in “street name” through a broker, bank, or nominee, you may provide voting instructions through your broker, bank, or nominee by completing and returning the voting form provided by your broker, bank, or nominee, or electronically over the Internet or by telephone through your broker, bank, or nominee if such a service is provided. To provide voting instructions over the Internet or by telephone through your broker, bank, or nominee, you should follow the instructions on the voting instruction form provided by your broker, bank, or nominee.
On behalf of the Board and management of SUMR, we extend our appreciation for your continued support and your consideration of this matter.
Sincerely,
Stuart Noyes
Chief Executive Officer

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MAY 6, 2022
SUMMER INFANT, INC.
1275 Park East Drive
Woonsocket, Rhode Island 02895
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE [•], 2022
Notice is hereby given that a special meeting of stockholders of Summer Infant, Inc. (“SUMR,” the “Company,” “we” or “us”) will be held at 9:00 a.m. Eastern Time (ET) on [•], June [•], 2022, at the offices of the Company located 1275 Park East Drive, Woonsocket, Rhode Island 02895 (the “Special Meeting”) to consider and act upon the following matters:
1.
The Merger Proposal.   To adopt the Agreement and Plan of Merger, dated March 16, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among SUMR, Kids2, Inc., a Georgia corporation (“Parent”), and Project Abacus Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the satisfaction or waiver of the conditions to closing set forth therein, Merger Sub will merge with and into SUMR with SUMR surviving the Merger as a wholly owned subsidiary of Parent;

2.
The Compensation Proposal.   To approve, on a non-binding, advisory basis, certain compensation that will or may become payable to our named executive officers in connection with the Merger; and

3.
The Adjournment Proposal.   To approve the adjournment of the Special Meeting to a later date or dates, or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal.

Only stockholders of record as of the close of business on May 6, 2022 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournment, continuation, rescheduling or postponement thereof.
The accompanying proxy statement contains, among other things, detailed information about the Merger Proposal, the Compensation Proposal and the Adjournment Proposal. In addition, a copy of the Merger Agreement is attached as Appendix A to the accompanying proxy statement and is incorporated by reference therein. We encourage you to read the accompanying proxy statement, including its appendices and all documents incorporated by reference therein, carefully and in its entirety.
The affirmative vote of the holders of a majority of the shares of SUMR common stock outstanding as of the Record Date and entitled to vote on the matter is required to approve the Merger Proposal. A majority of the votes cast “FOR” is required for the approval of the Compensation Proposal and the Adjournment Proposal.
Your vote is very important, regardless of the number of shares of SUMR common stock that you own. The failure of any stockholder of record to (i) attend and vote in person at the Special Meeting, (ii) vote via the Internet or (iii) submit a signed proxy card will have the same effect as a vote “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Compensation Proposal or the Adjournment Proposal. If you hold your shares in “street name,” you should instruct your broker, bank, or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank, or nominee. The failure to do so will have the same effect as a vote “AGAINST” the Merger Proposal, but assuming a quorum is present, will have no effect on the outcome of any vote on the Compensation Proposal or the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal, but will have no effect on the Compensation Proposal and the Adjournment Proposal. If you sign, date, and return your proxy card without indicating how you wish to vote on a proposal, your proxy will be voted “FOR” such proposal.

The representation in person or by proxy at the Special Meeting of the holders of at least a majority of our outstanding shares of common stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Abstentions will be counted as present for purposes of determining the existence of a quorum. Shares held in “street name” for which the applicable broker, bank, or nominee receives no instructions regarding how to vote on any of the proposals before the Special Meeting will not be counted as present at the Special Meeting for quorum purposes. However, shares held in “street name” for which the applicable broker, bank, or nominee receives instructions regarding how to vote on one or more but not all of the proposals before the Special Meeting will be counted as present at the Special Meeting for quorum purposes.
Stockholders who do not vote in favor of the Merger Proposal and who otherwise meet the requirements of Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) will have the right to seek appraisal of the fair value of their shares of SUMR common stock, as determined in accordance with Section 262 of the DGCL. In addition to not voting in favor of the Merger Proposal, any stockholder wishing to exercise its appraisal rights must deliver a written demand for appraisal to SUMR before the vote on the Merger Proposal and must comply in all respects with the requirements of Section 262 of the DGCL, the text of which is attached as Appendix C to the accompanying proxy statement and is incorporated by reference therein.
The Board of Directors recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Special Note Regarding COVID-19:   Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits to them personally of in-person attendance at the Special Meeting and take advantage of the ability to vote by proxy, as instructed on the proxy card or voting instructions that have been provided to you. If you elect to attend the Special Meeting in person, we ask that you follow the Company’s current requirements for visiting their corporate offices, which require visitors to wear a mask if they do not have full vaccination (including boosters) and recommended guidance, mandates, and applicable executive orders from federal and state authorities, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting. Please be advised that SUMR will monitor any further developments with COVID-19 and the impact on the Special Meeting. If SUMR determines that it is not advisable to hold the Special Meeting in person, SUMR will, as promptly as possible, announce details on changes to the Special Meeting, including by issuing a press release and posting such information on our website.
By Order of the Board of Directors
Mary Beth Schneider
SVP, General Counsel and Compliance and Secretary
Woonsocket, Rhode Island
May [•], 2022

YOUR VOTE IS IMPORTANT
Ensure that your shares of SUMR common stock are voted at the Special Meeting by submitting your proxy or, if your shares of SUMR common stock are held in “street name” through a broker, bank, or nominee, by contacting your broker, bank, or nominee. If you do not submit a proxy, vote during the Special Meeting, or instruct your broker, bank, or nominee how to vote your shares, it will have the same effect as voting “AGAINST” the Merger Proposal but, assuming a quorum is present, will have no effect on the outcome of any vote on the Compensation Proposal or the Adjournment Proposal.
If your shares are registered directly in your name, you may vote:
•
By Mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be mailed by the date shown on the proxy card to be counted.

•
Via the Internet.   You may vote via the Internet by going to https://www.cstproxy.com and following the on-screen instructions. Please have your proxy card available when you access the webpage. Your vote must be received by 11:59 p.m., Eastern Time (ET), on [•], June [•], 2022 to be counted.

•
In Person at the Special Meeting.   If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting, provided that if you hold shares in street name, you provide a legal proxy authorizing you to vote your shares.

If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Additionally, if you would like to vote in person at the Special Meeting, contact the broker or other nominee who holds your shares to obtain a legal proxy and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a legal proxy from your broker giving you the right to vote the shares at the Special Meeting.
As a beneficial owner, you have the right to direct your broker, bank, or nominee on how to vote the shares of SUMR common stock in your account. Your broker, bank, or nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
If you fail to submit a signed proxy card, fail to attend the Special Meeting, or, if you hold your shares through a broker, bank, or nominee, fail to provide voting instructions to your broker, bank, or nominee, your shares of SUMR common stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting. However, shares held in “street name” for which the applicable broker, bank, or nominee receives instructions regarding how to vote on one or more but not all of the proposals before the Special Meeting, will be counted present at the Special Meeting for quorum purposes. If you hold your shares of SUMR common stock through a broker, bank, or nominee, you must obtain from the record holder a valid legal proxy issued in your name in order to vote at the Special Meeting. A stockholder providing a proxy may revoke it at any time before 11:59 p.m., Eastern Time (ET) the day before the Special Meeting if such revocation is exercised by providing written notice of revocation to our Corporate Secretary, by voting online during the Special Meeting, or by providing a proxy of a later date, pursuant to the instructions set forth in “Revocability of Proxies” on page 17 of the accompanying proxy statement. Attendance at the Special Meeting alone will not revoke a submitted proxy.
We encourage you to read the accompanying proxy statement, including its appendices and all documents incorporated by reference therein, carefully and in their entirety. If you have any questions concerning the Merger, the Special Meeting, or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of SUMR common stock, please contact our proxy solicitor:
Laurel Hill Advisory Group, LLC
Telephone: (888) 742-1305
Email: SUMR@laurelhill.com

YOUR VOTE IS IMPORTANT.   WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN A PROXY CARD, OR INSTRUCT YOUR BROKER, BANK, OR NOMINEE ON HOW TO VOTE YOUR SHARES USING THE VOTING INSTRUCTION FORM FURNISHED BY YOUR BROKER, BANK, OR NOMINEE, AS PROMPTLY AS POSSIBLE.

v

SUMMARY
This summary, together with the following section of this proxy statement entitled “Questions and Answers About the Special Meeting and the Merger,” highlights selected information from this proxy statement and may not contain all of the information that is important to you as a holder of SUMR common stock or that you should consider before voting on the Merger Proposal at the Special Meeting. To better understand the Merger Proposal, you should read this proxy statement, including its appendices and the documents incorporated by reference herein, carefully and in its entirety. The Merger Agreement and the Support Agreements are attached to this proxy statement as Appendix A and Appendix B, respectively, and are incorporated by reference herein.
Parties Involved in the Merger (page 25)
Summer Infant, Inc.
Summer Infant, Inc. (“SUMR” or the “Company”) is an infant and juvenile products company doing business under the name SUMR Brands. We are a recognized authority in the juvenile product industry, providing parents and caregivers a full range of innovative, high-quality, and high-value products to care for babies and toddlers. We operate in one principal industry segment across geographically diverse marketplaces, selling our products globally to large, national retailers as well as independent retailers, on our partner’s websites, and our own direct to consumer website. In North America, our customers include Amazon.com, Wal-Mart, Target, Buy Buy Baby, Home Depot, and Lowe’s. Our largest European-based customers are Smyths Toys and Amazon. We also sell through international distributors, representatives, and to select international retail customers in geographic locations where we do not have a direct sales presence. Our company was originally founded in 1985 and has publicly traded on the Nasdaq Stock Market (“Nasdaq”) since 2007 under the symbol “SUMR.”
Our principal executive offices are located 1275 Park East Drive, Woonsocket, Rhode Island 02895 and our telephone number is (401) 671-6550. For more information about our Company, please visit our website, www.summerinfant.com. Our website address is provided as an inactive textual reference only. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the U.S. Securities and Exchange Commission (the “SEC”). See “Where You Can Find More Information” on page 90 of this proxy statement.
Kids2, Inc.
Kids2, Inc. (“Parent”) has been producing essential infant and juvenile home products such as bassinets, playards, high chairs, boosters, swings and walkers as well as educational and developmental-focused toys for over 50 years. Parent’s products are sold throughout the world under a number of proprietary brands such as Baby Einstein, Bright Starts and Ingenuity, as well as brands licensed from well-known companies such as Disney, Ford, John Deere and Sesame Street. Parent sells through both e-commerce and traditional retail channels.
Parent’s principal executive offices are located at 3333 Piedmont Road, Suite 1800, Atlanta, Georgia, 30305 and its telephone number is (800) 230-8190. For more information about Parent, please visit its website, www.kids2.com. Parent’s website address is provided as an inactive textual reference only. The information contained on Parent’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.
Project Abacus Acquisition Corp.
Project Abacus Acquisition Corp. (“Merger Sub”) is a Delaware corporation and a wholly owned subsidiary of Parent that was formed by Parent for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated thereby and the related financing transactions. Upon consummation of the Merger of Merger Sub with and into SUMR in accordance with the Merger Agreement, Merger Sub will cease to exist, and SUMR will survive the Merger as a wholly-owned subsidiary of Parent.

Merger Sub’s principal executive offices are located at 3333 Piedmont Road, Suite 1800, Atlanta, Georgia, 30305 and its telephone number is (800) 230-8190.
The Special Meeting (page 16)
Date, Time, and Place
A special meeting of the Company’s stockholders (the “Special Meeting”) will be held on [•], June [•], 2022 at the offices of the Company located at 1275 Park East Drive, Woonsocket, Rhode Island 02895, at 9:00 a.m. Eastern Time (ET), unless the special meeting is adjourned or postponed to a later date or dates, or dates.
Purpose
At the Special Meeting, we will ask our stockholders of record as of the Record Date (as defined below) to vote on the following proposals:
•
the adoption of the Merger Agreement, a copy of which is attached as Appendix A to this proxy statement (the “Merger Proposal”);

•
to approve the Compensation Proposal on a non-binding, advisory basis certain compensation that will or may become payable to our named executive officers in connection with the Merger (the “Compensation Proposal”); and

•
to approve the adjournment of the Special Meeting to a later date or dates, or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal (the “Adjournment Proposal”).

Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the close of business on May 6, 2022 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournments, continuations, reschedulings, or postponements thereof. Each holder of record of SUMR common stock on the Record Date will be entitled to one vote for each share of SUMR common stock held by such holder as of the Record Date on each matter submitted to our stockholders for approval at the Special Meeting.
As of the Record Date, there were [•] shares of SUMR common stock outstanding and entitled to be voted at the Special Meeting.
A quorum of stockholders is necessary to hold a Special Meeting. The holders of a majority of the shares of SUMR common stock entitled to vote at the Special Meeting, present in person or by proxy representation, will constitute a quorum at the Special Meeting. As a result, [•] shares must be represented by proxy or by stockholders present and entitled to vote at the Special Meeting to constitute a quorum. If a quorum is not present at the Special Meeting, we expect to adjourn the Special Meeting until a quorum is present.
Required Vote
Approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of SUMR common stock outstanding as of the Record Date and entitled to vote on the matter. A majority of the votes cast “FOR” is required for the approval of each of the Compensation Proposal and the Adjournment Proposal.
Voting and Support Agreements (page 53)
In connection with entering into the Merger Agreement, each of funds affiliated with Wynnefield Capital Management LLC (“Wynnefield”) and Jason Macari, who in the aggregate beneficially own shares of common stock constituting approximately 53% of SUMR’s issued and outstanding common stock, has entered into a similar voting and support agreement (the “Support Agreements”) with Parent pursuant to which they each agreed to vote their beneficially owned shares of SUMR common stock in favor of the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Support Agreements. The Support Agreements automatically terminate in certain circumstances, including if the Merger Agreement is terminated or our Board of Directors (the “Board”) changes the Company Board Recommendation (as defined below under “Recommendation of Our Board and Reasons for the Merger”). In addition, under the terms of the Support Agreements, Wynnefield and Mr. Macari have each agreed not to transfer their shares prior to, in the case of Wynnefield, June 30, 2022, subject to an extension through July 31, 2022, and in the case of Mr. Macari until the Effective Time (as defined below under “Certain Effects of the Merger on SUMR”) or earlier termination of the Support Agreement, in each case as set forth in the Support Agreements.
Expenses of Proxy Solicitation (page 18)
Our Board is soliciting your proxy, and SUMR will bear the cost of soliciting proxies. We have engaged the services of Laurel Hill Advisory Group, LLC to provide consulting, analytic, and proxy solicitation services in connection with the Special Meeting. We have agreed to pay Laurel Hill a fee of $7,500, plus reasonable out-of-pocket expenses, for its services, and we will indemnify Laurel Hill for certain losses arising out of its proxy solicitation services. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors, officers and employees by telephone, text message, email, fax, or other means of communication and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No additional compensation will be paid to our directors, officers, or employees for their services in connection with the solicitation of proxies.
Certain Effects of the Merger on SUMR (page 25)
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into SUMR, with SUMR continuing as the surviving corporation and as a wholly owned subsidiary of Parent. SUMR common stock will be de-listed from Nasdaq and be de-registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable following the Effective Time of the Merger, and at such time, we will cease to be a publicly traded company and will no longer be obligated to file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the surviving corporation, and instead will only be entitled to receive the merger consideration described in “The Merger Agreement — Merger Consideration.” Holders of shares of SUMR common stock that have not voted in favor of the Merger, have properly demanded appraisal rights for such shares in accordance with Section 262 of the DGCL, and have complied in all respects with Section 262 of the DGCL with respect to such shares (“Dissenting Shares”) shall instead only be entitled to receive the “fair value” of such Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law.
The Effective Time of the Merger will occur upon filing of the certificate of merger with the Secretary of State of the State of Delaware (or such later time as SUMR and Parent may agree and specify in the certificate of merger) (the “Effective Time”).
Effect on SUMR if the Merger is Not Completed (page 26)
If the Merger Proposal is not approved by the holders of a majority of the outstanding shares of SUMR common stock or if the Merger is not completed for any other reason, you will not receive any payment for your shares of SUMR common stock. Instead, we will remain a public company, SUMR common stock will continue to be listed and traded on Nasdaq, subject to compliance with its continued listing requirements, and registered under the Exchange Act, and we will continue to be obligated to file periodic reports with the SEC. Under specified circumstances, we may be required to pay Parent a termination fee upon the termination of the Merger Agreement, as described in “The Merger Agreement — Termination Fee.”
Merger Consideration (page 26)
At the Effective Time, each outstanding share of SUMR common stock (other than (i) shares held by SUMR as treasury stock or held by Parent or Merger Sub or any wholly-owned subsidiary of SUMR, Parent,

or Merger Sub and (ii) Dissenting Shares) will be converted automatically into the right to receive $12.00 in cash, without interest and subject to all applicable withholding taxes, for each share of our common stock you own (the “Merger Consideration”). All shares of SUMR common stock converted into the right to receive the Merger Consideration will automatically be cancelled and cease to exist at the Effective Time, and each certificate formerly representing such shares will thereafter represent only the right to receive the Merger Consideration.
After the completion of the Merger, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a SUMR stockholder (except that stockholders who hold Dissenting Shares will have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “The Merger — Appraisal Rights” on page 56 of this proxy statement and Appendix C to this proxy statement).
Treatment of Equity Awards (page 67)
Under the Merger Agreement, and at the Effective Time, each outstanding unexercised, vested or unvested SUMR stock option (“Option”) or unvested restricted stock award (“RSA”) will, without any further action, be cancelled and converted into the right to receive in cash (without interest and subject to deduction for any required withholding tax) an amount equal to: (i) in the case of stock options, the product of the excess, if any, of the Merger Consideration over the exercise price of such stock option, multiplied by the number of shares of our common stock issuable upon exercise of the stock option; or (ii) in the case of unvested RSAs, the product of the Merger Consideration multiplied by the number of shares subject to the RSA.
Recommendation of Our Board and Reasons for the Merger (page 36)
After considering various factors described in “The Merger — Recommendation of Our Board and Reasons for the Merger — Reasons for the Merger,” the Board unanimously (i) determined and declared that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration, are in the best interests of SUMR and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend that SUMR’s stockholders adopt the Merger Agreement (the “Company Board Recommendation”).
The Board recommends that you vote: (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Opinion of Duff & Phelps, Financial Advisor to the Board (page 40)
On March 16, 2022, at a meeting of the Board held to evaluate the Merger Agreement and the transactions contemplated thereby, including the Merger, Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, delivered its opinion, dated March 16, 2022 (the “Opinion”), to the Board that, as of the date of the Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such Opinion, the consideration to be received by the stockholders of the Company (other than shares held by Parent, Merger Sub or SUMR, or any direct or indirect wholly owned subsidiary thereof, and Dissenting Shares) was fair, from a financial point of view, to such stockholders (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder).
The full text of the Opinion is attached as Appendix D to this proxy statement and is incorporated by reference herein in its entirety. The summary of the Opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion. The Company’s stockholders are urged to read the Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Duff & Phelps in connection with such Opinion. The Opinion does not address any other aspects of the Merger and was not intended to, and does not, constitute advise or a recommendation as to how the Board or stockholders of the Company should vote at any meeting related to the Merger or to take any other action with respect to the Merger.

Interests of the Directors and Executive Officers of SUMR in the Merger (page 50)
When considering the recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder generally. The Board was aware of these interests in, among other matters, approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by the stockholders of SUMR. These interests include the following:
Ownership of SUMR common stock.   As of the Record Date, our non-employee directors beneficially owned and are entitled to vote an aggregate of 81,259 shares of SUMR common stock, representing approximately 3.8% of the outstanding shares of SUMR common stock. Our executive officers do not own any SUMR common stock. Our non-employee directors own shares of SUMR common stock and will receive Merger Consideration in exchange for such shares. Our non-employee directors have informed us that they currently intend to vote all of their shares of SUMR common stock (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Riveron Engagement.   Stuart Noyes, our Chief Executive Officer and a director, and Bruce Meier, our Interim Chief Financial Officer, provide services to the Company pursuant to the terms of an engagement letter between SUMR and Riveron RTS, LLC (“Riveron”). Neither Mr. Noyes nor Mr. Meier receives any compensation directly from SUMR. In connection with the entry into the Merger Agreement, on March 16, 2022, the Riveron engagement letter was amended to provide for a success fee payable to Riveron of approximately $258,120 if the Merger is consummated. While neither Mr. Noyes nor Mr. Meier will receive directly any portion of such success fee, a portion of the success fee may be deemed indirectly payable to them.
Mr. Stephen Zelkowicz.   In January 2022, the Company and its subsidiary, Summer Infant (USA), Inc., entered into a Loan and Security Agreement with Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I, as lenders, and Wynnefield Capital, Inc., as agent for the lenders. The lenders are existing stockholders of the Company and, together with affiliates, beneficially own approximately 36% of the Company’s outstanding common stock. Stephen Zelkowicz, an employee of Wynnefield Capital, Inc., currently serves on the Board.
Indemnification Rights.   Our directors and executive officers are entitled to continued indemnification pursuant to the Merger Agreement, our organizational documents and certain indemnification agreements, as well as directors’ and officers’ liability insurance.
Financing of the Merger (page 53)
In connection with the entry into the Merger Agreement, Parent has obtained (i) a debt commitment letter from Wells Fargo Bank, National Association to provide debt financing upon the terms and subject to the conditions set forth in the debt commitment letter in the aggregate amount of up to $130.0 million in the form of a senior secured revolving loan facility (the “Wells Fargo facility”) and (ii) a debt commitment letter from TCW Asset Management Company LLC to provide debt financing upon the terms and conditions set forth in the debt commitment letter in the aggregate amount of up to $110.0 million in the form of a senior secured first lien term loan facility (the “TCW facility” and with the Wells Fargo facility, the “debt facilities” and the financing available under the debt facilities, the “debt financing”). We expect that approximately $83.0 million of the debt financing will be needed to complete the closing of the Merger, including the funds to pay the SUMR stockholders the amounts due to them under the Merger Agreement.
The proceeds of the debt financing will be used to (i) finance the consummation of the transactions contemplated by the Merger Agreement on the closing date, including the payment of any amounts required to be paid by Parent pursuant to the Merger Agreement on the closing date, (ii) repay indebtedness of SUMR under its existing credit facilities, (iii) refinance existing Parent indebtedness, (iv) fund working capital and general corporate purposes (including to finance any closing date working capital needs of SUMR or its subsidiaries on the closing date) and (v) pay fees and expenses incurred in connection therewith,

Legal Proceedings Regarding the Merger (page 55)
Since the filing of the Company’s preliminary proxy statement on April 8, 2022, three lawsuits have been filed by purported stockholders of the Company in connection with the preliminary proxy statement. The complaints generally allege that the Company’s preliminary proxy statement materially misrepresents or omits certain purportedly material information including information relating to financial projections of the Company and the valuation analyses performed by one of the Company’s financial advisors, and asserts violations of certain sections of the Exchange Act by the the Company and each member of the Board. The plaintiffs seek, among other things, an injunction enjoining consummation of the Merger unless disclosure of all allegedly omitted information is made, rescission of the Merger Agreement or the Merger, if the Proposed Merger is consummated, and awarding costs of the action, including plaintiff’s reasonable attorneys’ and experts’ fees and expenses. For additional information on these complaints, see the section entitled “The Merger — Legal Proceedings Regarding the Merger.”
Additional complaints or demands may be filed in connection with the Merger, which could prevent or delay completion of the Merger and result in additional costs to the Company. While the Company believes that the claims asserted in these complaints are without merit and that no additional disclosure is required under applicable law, in order to avoid the risk of these complaints delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily provide certain disclosures in this proxy statement.
Appraisal Rights (page 56)
If the Merger is approved by our stockholders and becomes effective, holders of Dissenting Shares will be entitled to statutory appraisal rights pursuant to Section 262 of the DGCL. This means that such stockholders are entitled to seek appraisal of their Dissenting Shares and to receive payment in cash for the “fair value” of such Dissenting Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The ultimate amount holders receive in an appraisal proceeding may be less than, equal to, or more than the amount such holders would have received under the Merger Agreement. For a description of the rights of holders of Dissenting Shares and of the procedures to be followed in order to assert such rights and obtain payment of the fair value of such Dissenting Shares, see Section 262 of the DGCL, which is attached as Appendix C to this proxy statement, as well as the information set forth below.
A HOLDER OF SUMR COMMON STOCK WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO SHOULD REVIEW THE DISCUSSIONS SET FORTH ON PAGE 56 AND APPENDIX C CAREFULLY. FAILURE TO COMPLY PRECISELY WITH THE PROCEDURES OF SECTION 262 OF THE DGCL IN A TIMELY AND PROPER MANNER WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS. BECAUSE OF THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL UNDER SECTION 262 OF THE DGCL, A HOLDER OF SUMR COMMON STOCK WHO IS CONSIDERING WHETHER TO EXERCISE ITS APPRAISAL RIGHTS, IS ENCOURAGED TO CONSULT WITH ITS OWN LEGAL COUNSEL. ANY SHARES OF SUMR COMMON STOCK HELD BY A SUMR STOCKHOLDER WHO FAILS TO PERFECT, SUCCESSFULLY WITHDRAWS OR OTHERWISE LOSES HIS, HER OR ITS APPRAISAL RIGHTS WILL BE DEEMED TO HAVE BEEN CONVERTED AS OF THE EFFECTIVE TIME INTO THE RIGHT TO RECEIVE THE MERGER CONSIDERATION.
Risk Factors (page 22)
In evaluating the proposals to be presented at the Special Meeting, you should carefully read this proxy statement and especially consider the factors discussed in the sections entitled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” on pages 21 and 22 of this proxy statement, respectively.

U.S. Federal Income Tax Consequences of the Merger (page 62)
If you are a U.S. holder (as defined in “The Merger — U.S. Federal Income Tax Consequences of the Merger”), the exchange of your shares of SUMR common stock for Merger Consideration (including any amounts required to be withheld for tax purposes) pursuant to the Merger will generally require you to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of Merger Consideration you receive pursuant to the Merger (including any amounts required to be withheld for tax purposes) and your adjusted tax basis in such surrendered shares. A non-U.S. holder (as defined in “The Merger — U.S. Federal Income Tax Consequences of the Merger”) will generally not be subject to U.S. federal income tax with respect to the exchange of such non-U.S. holder’s SUMR common stock for Merger Consideration in the Merger unless such non-U.S. holder has certain connections to the United States or SUMR is, or was during the relevant period, a U.S. real property holding corporation. Because particular circumstances may differ, we recommend you consult your tax advisor to determine the U.S. federal income tax consequences to you of the Merger in light of your particular circumstances and any consequences arising under the laws of any state, local, or foreign taxing jurisdiction. A more complete description of the U.S. federal income tax consequences of the Merger is provided in “The Merger — U.S. Federal Income Tax Consequences of the Merger.”
Non-Solicitation of Acquisition Proposals (page 75)
From the date of the Merger Agreement until the earlier of the Effective Time or termination of the Merger Agreement (the “Pre-Closing Period”), SUMR is generally not permitted to solicit or discuss competing proposals with third parties, subject to certain exceptions.
Except as otherwise permitted by the Merger Agreement, during the Pre-Closing Period, SUMR will not, and will cause its subsidiaries not to, and will instruct its representatives not to on behalf of SUMR, do any of the following:
•
solicit, initiate, facilitate or encourage the submission of any acquisition proposal or engage in any discussions or negotiations with respect thereto;

•
provide any non-public information relating to SUMR to any third party relating to an acquisition proposal; or

•
approve, endorse or recommend an acquisition proposal.

Notwithstanding anything to the contrary set forth in the Merger Agreement, if at any time following the date of the Merger Agreement and prior to receipt of the required stockholder approval, (i) SUMR has received a written acquisition proposal from a third party, (ii) SUMR has not breached the non-solicitation covenants described above with respect to such acquisition proposal and (iii) the Board (or a committee thereof) determines in good faith, after consultation with its financial advisors and outside counsel that such acquisition proposal could reasonably be expected to result in a superior proposal, then SUMR may (1) participate in discussions or negotiations with the third party making such acquisition proposal and (2) furnish information with respect to SUMR and its subsidiaries to the third party making such acquisition proposal, its representatives and potential sources of financing subject to compliance with certain notice and other requirements as set forth in the Merger Agreement (as described in “The Merger Agreement — Non-Solicitation of Acquisition Proposals; Change of Recommendation”) and provided that SUMR’s Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and its outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties to SUMR and its stockholders under applicable law.
Notwithstanding anything to the contrary contained in the Merger Agreement, and provided SUMR complied with the provisions described in the preceding paragraph, at any time prior to receipt of the required stockholder approval SUMR may enter into an agreement for the implementation of a superior proposal provided that (i) the Board determines in good faith, after consultation with its financial advisor and outside counsel, that the failure to such action would be inconsistent with its fiduciary duties to SUMR and its stockholders under applicable law and (ii) SUMR terminates the Merger Agreement in accordance with its terms.

For a further discussion of the limitations on solicitation of acquisition proposals from third parties and the Board’s ability to respond to an acquisition proposal and enter into an agreement implementing a superior proposal, see “The Merger Agreement — Non-Solicitation of Acquisition Proposals.”
Conditions to the Closing of the Merger (page 80)
The parties expect to complete the Merger in the second quarter of 2022. However, it is possible that factors outside of each party’s control could require them to complete the Merger at a later time or not to complete it at all. The following are some of the conditions that must be satisfied or, where permitted by the Merger Agreement, waived before the Merger may be completed:
•
the approval of the Merger Agreement and the Merger by the affirmative vote of the holders of a majority of the outstanding SUMR common stock entitled to vote on the matter;

•
the absence of any governmental order preventing or prohibiting consummation of the Merger or making it illegal;

•
the accuracy of the representations and warranties of SUMR, on the one hand, and Parent and Merger Sub, on the other hand, in the Merger Agreement, subject in some instances to materiality or “material adverse effect” qualifiers, at and as of the date of the Merger Agreement and at the effective date of the Merger (except for representations and warranties that expressly relate to a specific date or time);

•
the compliance or performance by SUMR, on the one hand, and Parent and Merger Sub, on the other hand, in all material respects with all agreements, obligations and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time;

•
since the date of the Merger Agreement, there not having occurred any Company Material Adverse Effect (as defined in the Merger Agreement);

•
not more than five percent of the of the outstanding shares of SUMR common stock constitute Dissenting Shares;

•
certain third parties provided their consent to the Merger; and

•
all conditions precedent to the debt financing contained in the debt commitment letters providing for an asset-based credit facility and a term loan, a portion of the proceeds of which will fund Parent’s obligation to pay the Merger Consideration at the closing of the Merger have been satisfied and such debt commitment letters have not been terminated.

Termination of the Merger Agreement (page 81)
In general, the Merger Agreement may be terminated at any time prior to the Effective Time as follows (subject to certain limits and exceptions):
•
by mutual written agreement of Parent, the Merger Sub and SUMR (as authorized by Merger Sub’s board of directors and the Board);

•
by either SUMR or Parent or Merger Sub, if the Effective Time does not occur by June 30, 2022;

•
by either SUMR or Parent, if any governmental entity shall have issued a final and nonappealable order permanently prohibiting the Merger or the transactions contemplated by the Merger Agreement;

•
by either SUMR or Parent, if the required SUMR stockholder approval was not obtained at the SUMR stockholder meeting;

•
by SUMR, subject to certain cure periods, if there is any breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement, such that the conditions to closing of the Merger would not be satisfied at the closing of the Merger;

•
by SUMR, if (i) certain specified conditions to Parent’s obligations to consummate the Merger have been satisfied (other than conditions which are to be satisfied as of the closing), (ii) Parent and Merger Sub fail to consummate the closing of the Merger in accordance with the Merger Agreement, (iii) SUMR has notified Parent that it is ready and willing to consummate the Merger and that certain specified conditions to Parent’s and Merger Sub’s obligation to close the Merger have been satisfied and that SUMR intends to terminate the Merger Agreement, and (iv) Parent and Merger Sub fail to consummate the Merger on or before the third business day following the date of delivery of notice by SUMR to Parent of its intention to terminate;
•
by SUMR if its Board has authorized SUMR to enter into a contract in connection with a superior proposal (in compliance with the terms of the Merger Agreement) and concurrently pays the applicable termination fee;

•
by Parent or the Merger Sub, subject to certain cure periods, if there is any breach of any representation, warranty, covenant or agreement on the part of SUMR, as set forth in the Merger Agreement, such that the conditions to closing of the Merger would not be satisfied at the closing of the Merger;

•
by Parent, if SUMR’s Board (or committee) has approved a change in the Company Board Recommendation; and

•
by Parent, if SUMR’s Board (or committee) has authorized SUMR and SUMR enters into a contract providing for a superior proposal.

Termination Fee (page 82)
Under the Merger Agreement, in the event that the Merger Agreement is terminated as a result of our Board authorizing SUMR to enter into an agreement providing for a superior proposal or approves a change of the Company Board Recommendation, SUMR must pay to Parent a termination fee of $2,310,600.
Expenses (page 83)
All expenses incurred by the parties to the Merger Agreement will be paid solely by the party which has incurred them, subject to certain provisions of the Merger Agreement.
Specific Performance (page 83)
The parties to the Merger Agreement are entitled to an injunction or injunctions to prevent irreparable injury and to specific performance of the terms of the Merger Agreement where money damages or other legal remedies would not be an adequate remedy. This will not preclude a party from pursuing any other right or remedy to which such party may be entitled or seeking to terminate the Merger Agreement and, with respect to Parent collecting the termination fee. However, Parent cannot pursue an injunction, specific performance or other equitable relief or remedies following the payment by SUMR of the termination fee described above. Any party seeking an injunction or specific performance under the Merger Agreement will not be required to provide any bond or other security in connection with seeking such remedy.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting, the Merger Agreement by and among SUMR, Parent and Merger Sub, and the Merger in accordance with the Merger Agreement. These questions and answers may not address all questions that may be important to you as a stockholder of SUMR. Please refer to the preceding section of this proxy statement entitled “Summary” and the more detailed information contained elsewhere in this proxy statement, its appendices, including the Merger Agreement, and the documents incorporated by reference herein, which you should read carefully and in their entirety.
Q:
Why am I receiving these materials?

A:
On March 16, 2022, SUMR entered into the Merger Agreement, pursuant to which, among other things, Merger Sub will merge with and into SUMR, with SUMR remaining as the surviving corporation and becoming a wholly owned subsidiary of Parent. A copy of the Merger Agreement is attached as Appendix A to this proxy statement and is incorporated by reference herein. Our Board is furnishing this proxy statement and proxy card to the holders of SUMR common stock in connection with the solicitation of proxies in favor of the Merger Proposal the Compensation Proposal and the Adjournment Proposal (each as described below) to be voted on at the Special Meeting or at any adjournments continuations, reschedulings or postponements thereof.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place as indicated below. Should we decide to change the date, time, and location of our Special Meeting, we will issue a press release, file the announcement as definitive additional soliciting material with the SEC, and take all reasonable steps necessary to inform other intermediaries in the proxy process.

Date: [•], June [•], 2022
Time: 9:00 a.m. Eastern Time (ET)
Place: Summer Infant, Inc., 1275 Park East Drive, Woonsocket, RI 02895
Q:
Who can vote at the Special Meeting?

A:
Only stockholders of record at the close of business on May 6, 2022 may vote at the Special Meeting. As of the close of business on May 6, 2022 there were [•] shares of common stock issued and outstanding, all of which are entitled to vote at the Special Meeting. Each share of Common Stock entitles the holder of that share to one vote on each matter properly brought before the Special Meeting.

Q:
How do I vote?

A:
Stockholder of Record

If your shares are registered directly in your name, you may vote:
•
By Mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be mailed by the date shown on the proxy card to be counted.

•
Via the Internet.   You may vote via the Internet by going to https://www.cstproxy.com and following the on-screen instructions. Please have your proxy card available when you access the webpage. Your vote must be received by 11:59 p.m., Eastern Time (ET), on June [•], 2022 to be counted.

•
In Person at the Special Meeting.   If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

Beneficial Owner of Shares Held in Street Name
If you hold shares in street name, the organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Internet voting will be offered to stockholders owning shares through most banks and brokers. Additionally, if you would like to vote in person at the Special Meeting, contact the broker or other nominee who holds your shares to obtain a legal proxy and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a legal proxy from your broker giving you the right to vote the shares at the Special Meeting.
Q:
How can I attend the Special Meeting?

A:
Only stockholders and our invited guests are permitted to attend the Special Meeting. To gain admittance, you must bring a form of personal identification to the meeting, where your name will be verified against our stockholder list. If a nominee holds your shares and you plan to attend the Special Meeting, you should bring a brokerage statement showing your ownership of the shares as of the Record Date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a legal proxy from your nominee and bring it to the meeting.

Special Note Regarding COVID-19:   Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits to them personally of in-person attendance at the Special Meeting and take advantage of the ability to vote by proxy, as instructed on the proxy card or voting instructions that have been provided to you. If you elect to attend the Special Meeting in person, we ask that you follow the Company’s current requirements for visiting their corporate offices, which require visitors to wear a mask if they do not have full vaccination (including boosters) and recommended guidance, mandates, and applicable executive orders from federal and state authorities, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting. Please be advised that SUMR will monitor any further developments with COVID-19 and the impact on the Special Meeting. If SUMR determines that it is not advisable to hold the Special Meeting in person, we will, as promptly as possible, announce details on changes to the Special Meeting, including by issuing a press release and posting such information on our website.
Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to consider and vote on the following proposals:

Proposal No. 1 — to approve the adoption of the Merger Agreement (the “Merger Proposal”);
Proposal No. 2 —  to approve the Compensation Proposal on a non-binding, advisory basis certain compensation that will or may become payable to our named executive officers in connection with the Merger (the “Compensation Proposal”); and
Proposal No. 3 — to approve the adjournment of the Special Meeting to a later date or dates, or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal (the “Adjournment Proposal”).
Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive $12.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own, unless you are entitled to and have properly demanded appraisal rights and have complied in all respects with Section 262 of the DGCL with respect to each such share. In either case, as a result of the Merger, your shares will be cancelled and you will not own shares in the Surviving Corporation which will be a wholly owned subsidiary of Parent following the Merger.

Q:
How does the Merger Consideration compare to the market price of SUMR common stock prior to the signing of the Merger Agreement?

A:
The Merger Consideration represents a premium of approximately 41.2% over the closing price of our common stock on March 15, 2022 ($8.50), the last trading day before the date when the Merger

Agreement was approved by our Board, and a premium of 41.4% and 26.5% over the 30-day average and 60-day average, respectively, on the same date.
Q:
What will the holders of SUMR restricted stock awards and options receive in the Merger?

A:
Prior to the Effective Time of the Merger:

•
each unvested RSA will, without any further action, be cancelled and converted into the right to receive in cash (without interest and subject to deduction for any required withholding Tax) an amount equal to the product of the Merger Consideration multiplied by the number of shares subject to the RSA; and

•
each outstanding unexercised, vested or unvested stock option will, without any further action, be cancelled and converted into the right to receive in cash (without interest and subject to deduction for any required withholding tax) an amount equal to the product of the excess, if any, of the Merger Consideration over the exercise price of each stock option, multiplied by the number of shares of SUMR common stock issuable upon exercise of the stock option.

Q:
What do I need to do now? If I am going to attend the Special Meeting, should I still submit a proxy?

A:
We encourage you to read this proxy statement, its appendices, including the Merger Agreement, and the documents incorporated by reference herein, carefully and in their entirety and consider how the Merger affects you. Whether or not you expect to attend the Special Meeting, we encourage you to complete, sign, date, and return, as promptly as possible, the enclosed proxy card so that your shares of SUMR common stock may be represented and can be voted at the Special Meeting. Submitting a proxy now to vote your shares of SUMR common stock will not prevent you from being able to vote during the Special Meeting. If you attend the Special Meeting and vote at the meeting, your vote will revoke any proxy previously submitted. If you hold your shares of SUMR common stock in “street name,” please refer to the voting instruction forms provided by your broker, bank, or nominee to vote such shares.

Q:
Should I send in my stock certificates now?

A:
No. If the Merger Proposal is approved, shortly after the Merger is completed, under the terms of the Merger Agreement, you will receive a letter of transmittal containing instructions for how to send your stock certificates to the paying agent in order to receive the Merger Consideration for each share of SUMR common stock represented by the stock certificate or book-entry shares. You should use the letter of transmittal to exchange your stock certificates or book-entry shares for the Merger Consideration to which you are entitled upon completion of the Merger. If your shares of SUMR common stock are held in “street name” through a broker, bank, or nominee, you will receive instructions from your broker, bank, or nominee as to how to effect the surrender of your “street name” shares of SUMR common stock in exchange for the Merger Consideration. Please do not send in your stock certificates now.

Q:
What happens if I sell or otherwise transfer my shares of SUMR common stock after the Record Date but before the Special Meeting? What happens if I sell or otherwise transfer my shares of SUMR common stock after the Special Meeting but before the Effective Time?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and earlier than the date the Merger is expected to be completed. If you sell or transfer your shares of SUMR common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies SUMR in writing of such special arrangements, you will retain your right to vote such shares at the Special Meeting, but will transfer the right to receive the Merger Consideration if the Merger is completed to the person to whom you sell or transfer such shares.

If you sell or transfer your shares of SUMR common stock after the Special Meeting, but before the Effective Time, you will transfer the right to receive the Merger Consideration if the Merger is completed. In order to receive the Merger Consideration, you must hold your shares of SUMR common stock through the completion of the Merger.

Even if you sell or otherwise transfer your shares of SUMR common stock after the Record Date, we encourage you to sign, date, and return the enclosed proxy card or, if your shares are held in “street name” through a broker, bank, or nominee, instruct your broker, bank, or nominee on how to vote your shares using the voting instruction form furnished by your broker, bank, or nominee.
Q:
What is the vote required for each of the proposals to pass?

A.
For Proposal No. 1 (the Merger Proposal), the affirmative vote of the holders of a majority of the shares of SUMR common stock outstanding as of the Record Date and entitled to vote on the matter is required for approval.

For Proposal No. 2 (the Compensation Proposal), a majority of the votes cast “FOR” the Compensation Proposal we be considered approval.
For Proposal No. 3 (the Adjournment Proposal), a majority of the votes cast “FOR” is required for approval.
Q:
What is “Merger-related Compensation”?

A:
“Merger-related Compensation” is certain compensation that is tied to or based on the completion of the Merger and may be deemed payable to SUMR’s named executive officers, which is the subject of the Compensation Proposal. See “Proposal 2: Advisory Vote on Merger-Related Named Executive Officer Compensation” on page 86 of this proxy statement.

Q:
Why am I being asked to cast a non-binding, advisory vote to approve “Merger-related compensation” that may be deemed payable to SUMR’s named executive officers?

A:
In accordance with the rules promulgated under Section 14(a) of the Exchange Act, we are providing you with the opportunity to cast a non-binding, advisory vote on the compensation that may be payable to our named executive officers in connection with the Merger.

Q:
What will happen if the stockholders do not approve the Compensation Proposal at the Special Meeting?

A:
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is on an advisory basis and will not be binding on SUMR or Parent. Further, the underlying agreement regarding such compensation is contractual in nature and is not, by its terms, subject to stockholder approval. Accordingly, payment of the “Merger-related Compensation” is not contingent on stockholder approval of the Compensation Proposal.

Q:
What constitutes a quorum?

A:
The representation in person or by proxy of at least a majority of the shares of SUMR common stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business at the Special Meeting. Abstentions will be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. Shares held in “street name” for which the applicable broker, bank, or nominee receives no instructions regarding how to vote on any of the proposals before the Special Meeting will not be counted as present at the Special Meeting for quorum purposes. However, shares held in “street name” for which the applicable broker, bank, or nominee receives instructions regarding how to vote on one or more but not all of the proposals before the Special Meeting will be counted as present at the Special Meeting for quorum purposes. If a quorum is not present at the Special Meeting, we expect to adjourn the Special Meeting until a quorum is present.

Q:
What if I am a beneficial owner and I do not give the nominee voting instructions?

A:
Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the owner of the shares. Broker non-votes are not included in the calculation of the number of votes considered to be present at the Special Meeting for purposes of determining the presence of a quorum. None of the proposals described in this proxy statement relate to “routine” matters. As a result, a broker will not be able to vote your shares with respect to Proposal No. 1 (the Merger Proposal), Proposal 2 (the Compensation Proposal) or Proposal No 3 (the Adjournment Proposal) absent your voting instructions.
Q:
Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting by the following means:

•
You can send a written notice revoking your earlier-dated proxy, addressed to our Secretary at our principal office at 1275 Park East Drive, Woonsocket, Rhode Island 02895.

•
If you signed and returned a proxy card by mail and want to change your vote, you can complete, sign, date and deliver a new proxy card, dated a later date than the first proxy card.

•
If you submitted your proxy via the Internet, you may change your vote or revoke your proxy with a later Internet proxy.

•
You can attend the Special Meeting and vote in person (provided you have a legal proxy from your broker if your shares are held in street name, as indicated below). Your attendance at the Special Meeting will not, however, by itself revoke your proxy. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote via the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.

•
If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

Q:
What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares of our common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote via the Internet, you will need to vote once for each proxy card you receive.
Q:
Where can I find the voting results of the Special Meeting?

A:
SUMR intends to announce preliminary voting results of the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports that SUMR files with the SEC are publicly available when filed. See “Where You Can Find More Information” on page 90 of this proxy statement.

Q:
When do you expect the Merger to be completed?

A:
We are working towards completing the Merger as quickly as possible and currently expect to complete the Merger in the second quarter of 2022. However, the exact timing of completion of the Merger cannot be predicted because the Merger is subject to conditions, including adoption of the Merger Agreement by the stockholders of SUMR and Parent’s fulfillment of the conditions precedent to the debt financing, a portion of which will be used to pay the Merger Consideration. See “The Merger — Financing of the Merger” on page 53 of this proxy statement.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
Yes. As a holder of our common stock, you are entitled to exercise appraisal rights under the DGCL in connection with the Merger if you take certain actions and meet certain conditions. See “The Merger — Appraisal Rights” on page 56 of this proxy statement.

Q:
Who can help answer my questions?

A:
The information provided above in the Q&A format is for your convenience only and is merely a summary of some of the information in this proxy statement. We encourage you to read this proxy statement, its appendices, including the Merger Agreement, and the documents incorporated by reference herein, carefully and in their entirety and consider how the Merger affects you. If you have any questions concerning the Merger, the Special Meeting, or this proxy statement, would like additional copies of this proxy statement, or need help voting your shares of SUMR common stock, please contact our proxy solicitor:
Laurel Hill Advisory Group, LLC
Telephone: (888) 742-1305
Email: SUMR@laurelhill.com
You may also wish to consult your legal, tax, and/or financial advisors with respect to any aspect of the Merger, the Merger Agreement, or other matters discussed in this proxy statement.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board for use at the Special Meeting or at any adjournments, continuations, reschedulings or postponements thereof.
Date, Time, and Place
The Special Meeting will be held at 9:00 a.m. Eastern Time (ET) on [•], June [•], 2022, at the offices of the Company located at 1275 Park East Drive, Woonsocket, Rhode Island 02895, unless the Special Meeting is postponed, adjourned, continued or rescheduled. Only stockholders and our invited guests are permitted to attend the Special Meeting. To gain admittance, you must bring a form of personal identification to the meeting, where your name will be verified against our stockholder list. If a nominee holds your shares and you plan to attend the Special Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a legal proxy from your nominee and bring it to the meeting.
Purpose of the Special Meeting
At the Special Meeting, we will ask our stockholders of record as of the Record Date to consider and vote on the following proposals:
1.
to approve the Merger Proposal;

2.
to approve, on a non-binding, advisory basis, the Compensation Proposal; and

3.
to approve the Adjournment Proposal.

Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the close of business on the Record Date (May 6, 2022) are entitled to notice of the Special Meeting and to vote at the Special Meeting or at any adjournments, continuations, reschedulings, or postponements thereof. Each holder of record of SUMR common stock on the Record Date will be entitled to one vote for each share of SUMR common stock held as of the Record Date on each matter submitted to our stockholders for approval at the Special Meeting. If you sell or transfer your shares of SUMR common stock after the Record Date but before the Special Meeting, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of SUMR common stock, but you will retain your right to vote those shares at the Special Meeting. A list of stockholders of record entitled to vote at the Special Meeting will be available at least ten days before the Special Meeting, during ordinary business hours, at the offices of the Company at 1275 Park East Drive, Woonsocket, Rhode Island 02895, and will be available at the Special Meeting.
As of the Record Date, there were [•] shares of SUMR common stock outstanding and entitled to be voted at the Special Meeting.
A quorum of stockholders is necessary to hold a Special Meeting. The holders of a majority of the outstanding shares of SUMR common stock entitled to vote at the Special Meeting, present in person or by proxy representation, will constitute a quorum at the Special Meeting. As a result, [•] shares must be represented by proxy or by stockholders present and entitled to vote at the Special Meeting to have a quorum. Shares that abstain on one or more of the proposals before the Special Meeting will be deemed to be present for quorum purposes. If you hold your shares in “street name” and you fail to provide your broker, bank, or nominee with instructions how to vote such shares on any of the proposals before the Special Meeting, your shares will not be deemed to be present at the Special Meeting for quorum purposes. However, if you provide your broker, bank, or nominee with instructions on how to vote on one or more but not all of the proposals before the Special Meeting, your shares will be deemed to be present at the Special Meeting for quorum purposes.
In the event that a quorum is not present at the Special Meeting, we expect to adjourn the Special Meeting until a quorum is present.

Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of a majority of the shares of SUMR common stock outstanding as of the Record Date and entitled to vote on the matter is required to approve the Merger Proposal. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the Merger. An abstention from voting or the failure of any stockholder of record to submit a signed proxy card, vote via the Internet or attend and vote in person at the Special Meeting or, if shares are held through a broker, bank, or nominee, the failure to provide voting instructions to such broker, bank, or nominee, will have the same effect as a vote “AGAINST” the Merger Proposal.
A majority of the votes cast “FOR” is required for the approval of each of the Compensation Proposal and the Adjournment Proposal. Assuming a quorum is present, an abstention from voting or the failure of any stockholder of record to submit a signed proxy card, vote via the Internet or attend and vote in person at the Special Meeting or, if shares are held through a broker, bank, or nominee, the failure to provide voting instructions to such broker, bank, or nominee, will not have any effect on the Compensation Proposal or the Adjournment Proposal.
Stock Ownership and Interests of Certain Persons
As of the Record Date, our directors beneficially owned and are entitled to vote an aggregate of 81,259 shares of SUMR common stock, representing approximately 3.8% of the outstanding shares of SUMR common stock. Our executive officers do not own any SUMR common stock.
Our non-employee directors have informed us that they currently intend to vote all of their shares of SUMR common stock (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
In addition, certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder generally. The Board was aware of these interests in, among other matters, approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by the stockholders of SUMR. These interests are discussed in more detail in “The Merger — Interests of the Directors and Executive Officers of SUMR in the Merger” on page 50 of this proxy statement.
Voting of Proxies
If your shares of SUMR common stock are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you may cause your shares to be voted at the Special Meeting by submitting your proxy, by voting online or by attending and voting in person at the Special Meeting. Based on your proxy cards, the proxy holders will vote your shares of SUMR common stock according to your directions. You are encouraged to vote by proxy even if you plan to attend the Special Meeting. If you attend the Special Meeting and vote in person at the Special Meeting, your vote will revoke any proxy previously submitted.
Voting instructions are included on your proxy card. All shares of SUMR common stock represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
If your shares of SUMR common stock are held in “street name” through a broker, bank, or nominee, you may provide voting instructions through your broker, bank, or nominee by completing and returning the voting instruction form provided by your broker, bank, or nominee, or over the Internet or by telephone through your broker, bank, or nominee if such a service is provided. To vote over the Internet or by telephone through your broker, bank, or nominee, you should follow the instructions on the voting instruction form provided by your broker, bank, or nominee. Under applicable stock exchange rules, brokers, banks, or nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank, or nominee on how to vote your shares with respect to such matters. The proposals in this proxy statement are non-routine matters, and brokers, banks, and nominees therefore cannot vote on these proposals without your instructions. If you do not return your broker’s, bank’s, or nominee’s voting instruction form, do not provide voting instructions over the Internet or by telephone through your broker, bank, or other nominee, if applicable, or do not attend the Special Meeting and vote during the Special Meeting with a specific control number from your broker, bank, or nominee, such actions will result in a broker non-vote and will have the same effect as if you voted “AGAINST” the Merger Proposal but, assuming a quorum is present, will have no effect on the outcome of any vote on the Compensation Proposal or the Adjournment Proposal.
Revocability of Proxies
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:
•
sending a written notice revoking your earlier-dated proxy, addressed to our Secretary at our principal office at 1275 Park East Drive, Woonsocket, Rhode Island 02895;

•
signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

•
attending the Special Meeting and voting in person during the Special Meeting.

Please note that to be effective, your new proxy card must be received by our Corporate Secretary by 11:59 p.m., Eastern Time (ET) the day before the Special Meeting. If you have submitted a proxy and you attend the Special Meeting and vote in person, your vote at the Special Meeting will revoke any proxy previously submitted. However, even if you plan to attend the Special Meeting, we recommend that you also submit your proxy or voting instructions or vote via the Internet so that your vote will be counted if you later decide not to attend the Special Meeting.
If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.
Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders of SUMR who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned, however, any such proxies that are not revoked will be voted at any such Special Meeting, as adjourned. Additionally, if the Special Meeting is postponed, any proxies that are not revoked prior to their use at the Special Meeting, as postponed, will be voted at any such Special Meeting, as postponed.
Board of Directors’ Recommendation
The Board, after considering various factors described in “The Merger — Recommendation of Our Board and Reasons for the Merger” on page 36 of this proxy statement, unanimously (i) determined and declared that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration, are in the best interests of SUMR and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend that SUMR’s stockholders adopt the Merger Agreement.
The Board recommends that you vote (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Expenses of Proxy Solicitation
This proxy statement is being furnished in connection with the solicitation of proxies by the Board. Expenses incurred in connection with the printing and mailing of this proxy statement and in connection with notices or other filings with any governmental entities under any laws are our responsibility. We have engaged the services of Laurel Hill Advisory Group, LLC to solicit proxies for the special meeting. In connection with its retention, Laurel Hill has agreed to provide consulting, analytic, and proxy solicitation services in connection with the special meeting. We have agreed to pay Laurel Hill a fee of $7,500, plus reasonable out-of-pocket expenses for its services, and we will indemnify Laurel Hill for certain losses arising out of its proxy solicitation services. Copies of proxy solicitation materials will also be furnished to banks, brokerage houses, fiduciaries, and custodians holding shares of SUMR common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners of SUMR common stock for their costs of forwarding proxy solicitation materials to the beneficial owners. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors, officers, and employees by telephone, email, text message, fax, or other means of communication and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No additional compensation will be paid to our directors, officers, or employees for their services in connection with the solicitation of proxies.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval of the Merger Proposal by our stockholders and the fulfillment of the conditions pursuant to the debt commitment letters, we anticipate that the Merger will be consummated in the second quarter of 2022, although the actual date of such consummation may change depending on the timing of the satisfaction (or waiver to the extent permitted under the Merger Agreement) of the closing conditions.
Other Matters
At this time, we know of no other matters to be submitted at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
The proxy statement is available through the Investor Relations section of our website, www.sumrbrands.com, and the “SEC Filings” section therein. Our website address is provided as an inactive textual reference only.
Householding of Special Meeting Materials
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple stockholders in each household. Stockholders may request separate copies of these proxy materials from the proxy solicitor as noted below under “Questions and Additional Information.”
Rights of Stockholders Who Assert Appraisal Rights
If the Merger is approved and becomes effective, holders of Dissenting Shares who have not voted in favor of the Merger, have properly demanded appraisal rights for such shares in accordance with Section 262 of the DGCL, and have complied in all respects with Section 262 of the DGCL will be entitled to statutory appraisal rights pursuant to Section 262 of the DGCL. This means that such stockholders are entitled to seek appraisal of their Dissenting Shares and to receive payment in cash for the “fair value” of such Dissenting Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be the fair value. The ultimate amount holders receive in an appraisal proceeding may be less than, equal to, or more than the amount such holders would have received under the Merger Agreement. For a description of the rights of holders of Dissenting Shares and of the procedures to be followed in order to assert such rights and obtain payment of the fair value of such Dissenting Shares, see Section 262 of the DGCL, which is attached as Appendix C to this proxy statement, as well as the information set forth below and beginning on page 56 of this proxy statement.
IN ORDER TO PROPERLY EXERCISE YOUR APPRAISAL RIGHTS IN CONNECTION WITH THE MERGER, YOU MUST DELIVER A WRITTEN DEMAND FOR APPRAISAL IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 262 OF THE DGCL TO SUMR BEFORE THE VOTE IS TAKEN ON THE MERGER PROPOSAL AT THE SPECIAL MEETING, AND MUST NOT VOTE, ONLINE DURING THE SPECIAL MEETING OR BY PROXY, IN FAVOR OF THE MERGER PROPOSAL, AND CONTINUE TO HOLD YOUR SHARES OF SUMR COMMON STOCK OF RECORD FROM THE DATE OF MAKING THE DEMAND FOR APPRAISAL THROUGH THE EFFECTIVE TIME AND MUST COMPLY WITH THE OTHER

REQUIREMENTS OF SECTION 262 OF THE DGCL. MERELY VOTING AGAINST THE MERGER PROPOSAL WILL NOT PRESERVE YOUR RIGHT TO APPRAISAL UNDER SECTION 262 OF THE DGCL. BECAUSE A PROXY THAT IS SIGNED AND SUBMITTED BUT DOES NOT OTHERWISE CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, IF YOU SUBMIT A PROXY AND WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU MUST INCLUDE VOTING INSTRUCTIONS TO VOTE YOUR SHARES OF SUMR COMMON STOCK AGAINST, OR ABSTAIN WITH RESPECT TO, THE ADOPTION OF THE MERGER AGREEMENT. NEITHER VOTING AGAINST THE ADOPTION OF THE MERGER AGREEMENT, NOR ABSTAINING FROM VOTING OR FAILING TO VOTE ON THE MERGER PROPOSAL, WILL IN AND OF ITSELF CONSTITUTE A WRITTEN DEMAND FOR APPRAISAL SATISFYING THE REQUIREMENTS OF SECTION 262 OF THE DGCL. THE WRITTEN DEMAND FOR APPRAISAL MUST BE IN ADDITION TO AND SEPARATE FROM ANY PROXY OR VOTE ON THE ADOPTION OF THE MERGER AGREEMENT. IF YOU HOLD YOUR SHARES OF SUMR COMMON STOCK THROUGH A BANK, BROKERAGE FIRM, OR NOMINEE AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BANK, BROKERAGE FIRM OR NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE MAKING OF A DEMAND FOR APPRAISAL BY SUCH BANK, BROKERAGE FIRM, OR NOMINEE. IN VIEW OF THE COMPLEXITY OF THE DGCL, STOCKHOLDERS WHO MAY WISH TO PURSUE APPRAISAL RIGHTS SHOULD PROMPTLY CONSULT THEIR LEGAL AND FINANCIAL ADVISORS.
Questions and Additional Information
If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor:
Laurel Hill Advisory Group, LLC
Telephone: (888) 742-1305
Email: SUMR@laurelhill.com

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements concern management’s current assumptions, estimates, beliefs, plans, projections, strategies and expectations and anticipated events or trends and similar expressions concerning matters that are not historical facts. Such forward-looking information may be identified by terms such as “expect,” “anticipate,” “believe,” “outlook,” “may,” “estimate,” “should,” “predict” and similar terms or variations thereof, and includes statements relating to the completion of the Merger and the timing thereof and projections regarding SUMR’s future financial performance. These statements are based on a series of expectations, assumptions, estimates and projections about SUMR, are not guarantees of future results or performance, and involve significant risks, uncertainties and other factors, including assumptions and projections, for all forward periods. Our actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such factors include, among others, the following:
•
SUMR may be unable to obtain stockholder approval as required for the Merger;

•
the failure by Parent or Merger Sub to obtain the necessary debt financing set forth in the debt commitment letters received by them in connection with the signing of the Merger Agreement;

•
the Merger Agreement may be terminated in connection with the receipt of a superior proposal, requiring us to pay a termination fee;

•
the conditions to the closing of the Merger may not be satisfied or waived;

•
the business of SUMR may suffer as a result of uncertainty surrounding the Merger;

•
the effect of the announcement or pendency of the Merger on our business relationships, including with customers and suppliers;

•
the outcome of any legal proceedings related to the Merger;

•
SUMR may be adversely affected by other economic, business, legislative, regulatory, and/or competitive factors;

•
the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement;

•
the attention of SUMR’s management and employees may be diverted from ongoing business concerns as a result of the Merger;

•
limitations placed on SUMR’s ability to operate its business under the Merger Agreement;

•
risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger;

•
the fact that under the terms of the Merger Agreement, SUMR is restricted from soliciting other acquisition proposals; and

•
other risks to consummation of the Merger, including the risk that the Merger will not be completed within the expected time period or at all.

The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with the information contained or incorporated by reference herein, including the information contained under this heading and information contained under “Risk Factors” below. A further description of risks and uncertainties relating to SUMR can be found in our filings with the SEC, including our Annual Report on Form 10-K for the year ended January 1, 2022, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. See “Where You Can Find More Information” on page 90 of this proxy statement. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.
Except as required by applicable law, we do not intend, and assume no obligation, to update any forward-looking statements. SUMR stockholders are advised, however, to consult any future disclosures we make on related subjects as may be detailed in our other filings made from time to time with the SEC.
All information contained in this proxy statement exclusively concerning Parent, Merger Sub, and their affiliates has been supplied by Parent and Merger Sub and has not been independently verified by us.

RISK FACTORS
Set forth below are various risks relating to the proposed Merger. The following is not intended to be an exhaustive list of the risks relating to the Merger and should be read in conjunction with the other information in this proxy statement. In addition, you should refer to the section entitled “Risk Factors” in SUMR’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022 and the Quarterly Reports filed with the SEC thereafter. Stockholders should carefully consider such risk factors, together with all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete the Merger, and may have an adverse effect on, among other things, the business, cash flows, financial condition and results of operations of SUMR.
SUMR will be subject to business uncertainties and contractual restrictions while the Merger is pending.
Uncertainty about the effect of the proposed Merger on employees and third parties (including customers and suppliers) may have an adverse effect on the business, financial condition and results of operations of SUMR. These uncertainties may impair SUMR’s ability to retain and motivate key personnel pending the consummation of the Merger, as such personnel and customers may experience uncertainty about their future roles and relationships following the consummation of the Merger. Additionally, these uncertainties could cause customers, suppliers, vendors and others who deal with SUMR to seek to change existing business relationships with SUMR or fail to extend or maintain existing relationships with SUMR.
The pursuit of the Merger and the preparation for the integration of SUMR’s business with Parent’s business may place a burden on SUMR’s management and internal resources. Any significant diversion of management attention away from ongoing business concerns and any difficulties encountered in the transition and integration process could have an adverse effect on SUMR’s business, financial condition and results of operations. In addition, the Merger Agreement restricts SUMR from taking certain actions without Parent’s consent while the Merger is pending. These restrictions could have an adverse effect on SUMR’s business, financial condition and results of operations.
The Merger is subject to conditions to closing that may not be satisfied or waived, including that Parent may not obtain the necessary debt financing set forth in the commitment letters received by Parent in connection with the Merger.
The respective obligations of SUMR and Parent to complete the proposed Merger are subject to a number of conditions that must be fulfilled in order to complete the proposed Merger, including (i) the approval of SUMR’s stockholders, (ii) the absence of any governmental order preventing or prohibiting consummation of the Merger or any other transactions contemplated in the Merger Agreement, (iii) the accuracy of the representations and warranties of the parties at closing, and (iv) the satisfaction of the conditions to funding of a debt financing by Parent, a portion of which funding is to be used by Parent to fund the merger consideration. If these conditions are not satisfied or waived, the Merger may not be completed. Parent has entered into the Debt Commitment Letters providing for (i) an asset-based credit facility and (ii) a term loan, a portion of the proceeds of which will fund Parent’s obligation to pay the merger consideration at the closing of the Merger. The obligations of the lenders under the Debt Commitment Letters are subject to a number of conditions, including the receipt of executed loan documentation, accuracy of certain specified representations and warranties, and certain pro forma financial conditions. If these conditions are not waived or satisfied, the lenders will not be obligated to satisfy their commitment. While Parent is obligated under the Merger Agreement to use commercially reasonable efforts to obtain alternative financing if the current commitments are terminated or not available, there is no assurance that Parent will be able to secure alternative financing or otherwise close the Merger.
Failure of the Merger to be completed, the termination of the Merger Agreement or a significant delay in the consummation of the Merger could negatively impact SUMR.
The Merger Agreement is subject to a number of conditions which must be fulfilled in order to complete the Merger. These conditions to the consummation of the Merger may not be fulfilled and,

accordingly, the Merger may not be completed. In addition, if the Merger is not completed by June 30, 2022, either SUMR or Parent may choose to terminate the Merger Agreement if the failure to consummate the transactions contemplated by the Merger Agreement by such date is not caused by any breach of the Merger Agreement by the party electing to terminate the Merger Agreement, before or after approval of the proposed Merger by SUMR’s stockholders.
If the Merger is not consummated, the ongoing business, financial condition and results of operations of SUMR may be adversely affected and the market price of SUMR’s common stock may decline significantly, particularly to the extent that the market price reflects a market assumption that the proposed Merger will be consummated. If the Merger is not consummated, our ongoing business will continue to be subject to the types of risks and uncertainties as those to which we are currently subject, including risks and uncertainties with respect to our business, prospects and results of operations, as such may be affected by, among other things, SUMR’s ability to continue as a going concern and to comply with the continued listing requirements of Nasdaq. If the consummation of the Merger is delayed the business, financial condition and results of operations of SUMR may be adversely affected.
In addition, SUMR has incurred and will incur substantial expenses in connection with the negotiation and completion of the Merger, as well as the costs and expenses of filing, printing and mailing a proxy statement. Any of the foregoing, or other risks arising in connection with the failure of or delay in consummating the Merger, including the diversion of management attention from pursuing other opportunities and the constraints in the Merger Agreement on the ability to make significant changes to SUMR’s ongoing business during the pendency of the Merger, could have an adverse effect on SUMR’s business, financial condition and results of operations.
The Merger Agreement may be terminated under various circumstances, including in connection with a superior proposal, and SUMR would incur fees and expenses in connection with such termination.
The Merger Agreement may be terminated under various circumstances, including in connection with a superior proposal or if the Merger is not completed by June 30, 2022, by either SUMR or Parent if the failure to consummate the transactions contemplated by the Merger Agreement by such date is not caused by any breach of the Merger Agreement by the party electing to terminate the Merger Agreement. If the Board approves a change of the Company Board Recommendation, or authorizes the Company to enter into an agreement providing for the implementation of a superior proposal, SUMR will be required to pay Parent a termination fee of $2,310,600.
The Merger Agreement contains provisions that may discourage other parties from pursuing, announcing or submitting an acquisition proposal to SUMR that might result in greater value to Company stockholders.
The Merger Agreement contains provisions that may discourage a third party from pursuing, announcing or submitting a competing acquisition to SUMR that might result in greater value to Company stockholders than the Merger. These provisions include a general prohibition on SUMR from soliciting or entering into discussions with any third party regarding any acquisition proposal or offers for competing transactions (subject to certain exceptions under the Merger Agreement).
In connection with entering into the Merger Agreement, two of the Company’s stockholders holding shares constituting in the aggregate approximately 53% of the Company’s issued and outstanding common stock have each entered into a Support Agreement with Parent pursuant to which they agreed to vote their beneficially owned shares of common stock in favor of the Merger (subject to certain exceptions that would result in automatic termination of each Support Agreement). The vote of such shares in favor of the Merger would be sufficient to approve the Merger Agreement by the Company’s stockholders under the provisions of Delaware Law and the Company’s Certificate of Incorporation.
Litigation against SUMR or the members of the Board could result in significant costs, management distraction, and/or a delay of or injunction against the Merger.
Many proposed merger transactions are the subject of shareholder litigation. While SUMR believes that any claims that may be asserted by purported shareholder plaintiffs related to the Merger would be without merit, the results of any such potential legal proceedings are difficult to predict and could delay or prevent the Merger from being completed in a timely manner. The existence of litigation related to the Merger could affect the likelihood of obtaining the required approval from Company stockholders. Moreover, any litigation could be time consuming and expensive, could divert management’s attention away from their regular business and, any lawsuit adversely resolved against SUMR or members of the Board, could have an adverse effect on SUMR’s business, financial condition and results of operations.
If the actions remain unresolved, they could prevent or delay the completion of the Merger. One of the conditions to the consummation of the Merger is the absence of any law or order (whether temporary, preliminary or permanent) by any court or regulatory authority of competent jurisdiction prohibiting, restricting or making illegal consummation of the transactions contemplated by the Merger Agreement (including the Merger). Consequently, if a settlement or other resolution is not reached in any lawsuit that is filed or any regulatory proceeding and a claimant secures injunctive or other relief or a regulatory authority issues an order or other directive prohibiting, restricting or making illegal the consummation of the transactions contemplated by the Merger Agreement (including the Merger), then such injunctive or other relief may prevent the Merger from becoming effective in a timely manner or at all.
As described in “Legal Proceedings Regarding the Merger” beginning on page 55 of this proxy statement, purported stockholders of the Company have filed complaints alleging that the Company’s preliminary proxy statement materially misrepresents or omits certain purportedly material information relating to financial projections and the valuation analyses performed by the Company’s financial advisor and asserts violations of certain sections of the Exchange Act by the defendants. The complaints seek, among other things, injunctions enjoining consummation of the Merger, rescission of the Merger Agreement, and awarding costs of the action, including plaintiff’s reasonable attorneys’ and experts’ fees and expenses. Additional complaints or demands may be filed in connection with the Merger, which could prevent or delay completion of the Merger and result in additional costs to the Company. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, the Company will not necessarily announce them.

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached as Appendix A to, and incorporated by reference into, this proxy statement. You should read the Merger Agreement carefully and in its entirety as it is the legal document that governs the Merger.
Parties Involved in the Merger
Summer Infant, Inc.
SUMR is an infant and juvenile products company doing business under the name SUMR Brands. We are a recognized authority in the juvenile product industry, providing parents and caregivers a full range of innovative, high-quality, and high-value products to care for babies and toddlers. We operate in one principal industry segment across geographically diverse marketplaces, selling our products globally to large, national retailers as well as independent retailers, on our partner’s websites, and our own direct to consumer website. In North America, our customers include Amazon.com, Wal-Mart, Target, Buy Buy Baby, Home Depot, and Lowe’s. Our largest European-based customers are Smyths Toys and Amazon. We also sell through international distributors, representatives, and to select international retail customers in geographic locations where we do not have a direct sales presence. Our company was originally founded in 1985 and has publicly traded on Nasdaq since 2007 under the symbol “SUMR.”
Our principal executive offices are located 1275 Park East Drive, Woonsocket, Rhode Island and our telephone number is (401) 671-6550. For more information about SUMR, please visit our website, www.sumrbrands.com. Our website address is provided as an inactive textual reference only. The information contained on our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. See “Where You Can Find More Information” on page 90 of this proxy statement.
Kids2, Inc.
Kids2, Inc. (“Parent”) has been producing essential infant and juvenile home products such as bassinets, playards, high chairs, boosters, swings and walkers as well as educational and developmental-focused toys for over 50 years. Parent’s products are sold throughout the world under a number of proprietary brands such as Baby Einstein, Bright Starts and Ingenuity, as well as brands licensed from well-known companies such as Disney, Ford, John Deere and Sesame Street. Parent sells through both e-commerce and traditional retail channels.
Parent’s principal executive offices are located at 3333 Piedmont Road, Suite 1800, Atlanta, Georgia, 30305 and its telephone number is (800) 230-8190. For more information about Parent, please visit its website, www.kids2.com. Parent’s website address is provided as an inactive textual reference only. The information contained on Parent’s website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.
Project Abacus Acquisition Corp.
Project Abacus Acquisition Corp. (“Merger Sub”) is a Delaware corporation and a wholly owned subsidiary of Parent that was formed by Parent for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated thereby and the related financing transactions. Upon consummation of the Merger of Merger Sub with and into SUMR in accordance with the Merger Agreement, Merger Sub will cease to exist, and SUMR will survive the Merger as a wholly-owned subsidiary of Parent.
Merger Sub’s principal executive offices are located at 3333 Piedmont Road, Suite 1800, Atlanta, Georgia, 30305 and its telephone number is (800) 230-8190.
Certain Effects of the Merger on SUMR
Upon the terms and subject to the conditions of the Merger Agreement, at the Effective Time, Merger Sub will merge with and into SUMR, with SUMR continuing as the surviving corporation and as a wholly owned subsidiary of Parent. SUMR common stock will be de-listed from Nasdaq and will be de-registered under the Exchange Act as soon as reasonably practicable following the Effective Time and, at such time, will cease to be a publicly traded company and will no longer be obligated to file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the surviving corporation, and instead will only be entitled to receive the Merger Consideration described in “— Merger Consideration” below, or, with respect to Dissenting Shares, will only be entitled to receive the “fair value” of your Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law.
Effect on SUMR if the Merger is Not Completed
If the Merger Proposal is not approved by the stockholders of SUMR or if the Merger is not completed for any other reason, you will not receive any payment for your shares of SUMR common stock. Instead, we will remain a public company, SUMR common stock will continue to be listed and traded on Nasdaq, subject to compliance with its continued listing requirements, and registered under the Exchange Act, and we will be required to continue to file periodic reports with the SEC.
We anticipate that management will operate the business in a manner similar to that in which it is being operated today, and our stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including risks and uncertainties with respect to SUMR’s business, prospects and results of operations, as such may be affected by, among other things, SUMR’s ability to continue as a going concern and to comply with the continued listing requirements of Nasdaq.
Furthermore, depending on the circumstances that would have caused the Merger not to be completed, it is possible that the price of SUMR common stock will decline significantly if the Merger is not completed. If that were to occur, it is uncertain when, if ever, the price of SUMR common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of SUMR common stock. If the Merger is not consummated, the Board will continue to evaluate and review our business operations, properties and financial condition, among other things, make such changes as are deemed appropriate, and continue to seek to enhance stockholder value. If the Merger Proposal is not approved by the stockholders of SUMR or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Board will be offered or that our business, prospects, or results of operation will not be adversely impacted.
In addition, under specified circumstances, we may be required to pay Parent a termination fee upon the termination of the Merger Agreement, as described under “The Merger Agreement — Termination Fee” on page 82 of this proxy statement.
Merger Consideration
At the Effective Time, each outstanding share of SUMR common stock (other than (i) shares held by SUMR as treasury stock or held by Parent or Merger Sub or any wholly owned subsidiary of SUMR, Parent or Merger Sub and (ii) Dissenting Shares) will be converted automatically into the right to receive $12.00 in cash, without interest and less any applicable withholding taxes, for each share of SUMR common stock that you own (the “Merger Consideration”). All shares of SUMR common stock converted into the right to receive the Merger Consideration will automatically be cancelled and cease to exist at the Effective Time of the Merge, and each certificate formerly representing such shares will thereafter represent only the right to receive the Merger Consideration.
After the completion of the Merger, under the terms of the Merger Agreement, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a SUMR stockholder (except that stockholders who hold Dissenting Shares will have the right to receive a payment for the “fair value” of their Dissenting Shares as determined by the Delaware Court of Chancery pursuant to an appraisal proceeding as contemplated by Delaware law, as described in “The Merger — Appraisal Rights” on page 56 of this proxy statement) and Appendix C to this proxy statement.

Background of the Merger
The Board and Company management regularly review the Company’s financial and operating performance, future growth prospects, and strategic direction and consider potential opportunities to strengthen the Company’s business and enhance stockholder value. These reviews include consideration of whether the continued operation of the Company as a standalone company, or possible strategic opportunities, such as acquisitions, dispositions, commercial partnerships or combinations with third parties, offer viable avenues to maximize stockholder value.
The Board and Company management from time to time have been approached by third parties expressing an interest in exploring a potential strategic transaction with the Company. In August 2016, the Board formed an ad hoc transaction committee, initially consisting of two independent directors, Alan Mustacchi and Stephen Zelkowicz, to oversee indications of interest or other acquisition related matters that may come before the Company or the Board. In July 2019, the Board reconstituted the transaction committee and appointed three independent directors to the committee, Robin Marino, Alan Mustacchi and Stephen Zelkowicz (the “Transaction Committee”). Prior to 2020, no strategic discussions advanced beyond preliminary discussions with third parties gauging each party’s respective interest in pursuing a transaction and such discussions did not result in any specific proposal on price, structure or other material terms.
In December 2019, the Board engaged Riveron RTS, LLC (formerly Winter Harbor LLC), a consulting firm specializing in turnaround and restructuring services, to provide executive services and restructuring advice, including the services of Stuart Noyes as Chief Executive Officer, and other employees of Riveron with respect to restructuring matters, including Bruce Meier who was later appointed as the Company’s Interim Chief Financial Officer in March 2021. In February 2020, the Board authorized the Transaction Committee to interview and engage an investment banking firm to assist the Company to prepare for a strategic process in which third parties would be contacted on a confidential basis to assess their interest in a potential acquisition of the Company. The Transaction Committee, with participation of Company management, interviewed three different investment banking firms, and on April 16, 2020 the Company engaged Consensus Advisory Services, LLC and Consensus Securities LLC (together, “Consensus”) as financial advisor to the Company. From April 2020 through September 2020, the Company, with Consensus, engaged in a marketed, confidential sale process in which Consensus contacted over 200 third parties, including potential strategic acquirors and private equity firms, and 60 of these third parties executed non-disclosure agreements with the Company and were provided with a confidential information memorandum regarding the Company. Of the interested parties, only three potential bidders provided indications of interest and engaged in limited due diligence regarding the Company and its business via a virtual data room and through meetings with Company management. None of these parties were interested in moving forward and declined engaging in discussions or negotiating a letter of intent, and the Board determined to terminate the sale process on September 29, 2020.
In January 2021, the Board re-engaged Consensus to assist the Company with identifying strategic opportunities, such as acquisitions of or investments in complementary businesses, joint ventures, or licensing arrangements. Consensus contacted approximately 33 potential interested parties, including Parent, as well as certain parties originally contacted as part of the 2020 sale process. Between March and July 2021, Consensus met regularly with the Transaction Committee to report on its outreach efforts, and the Transaction Committee kept the full Board informed of Consensus’s activities. During this period, three parties, including Parent, executed confidentiality and standstill agreements (which provided that such standstill provisions would fall away, among other things, upon announcement of certain similar potential extraordinary transactions involving the Company) with the Company and engaged in due diligence.
On March 26, 2021, the Company entered into a confidentiality agreement with Party A and began discussions regarding a potential acquisition of the Company by Party A.
On April 13, 2021, the Company entered into a confidentiality agreement with Parent and began discussions regarding a potential acquisition of the Company by Parent.
On May 31, 2021, the Company entered into confidentiality agreements with Party B and its financial advisor, and began discussions regarding a potential acquisition of the Company by Party B.

On June 25, 2021, representatives of Consensus met with representatives of Party B to discuss Party B’s interest in the Company and possible next steps.
On June 30, 2021, representatives of Consensus and the Company met with representatives of Parent, including Ryan Gunnigle, Parent’s CEO, and Mark Mintman, Parent’s CFO, to discuss potential synergies between the Company and Parent. Parent indicated that it would be in contact with Consensus if it determined to move forward with discussions.
On July 2, 2021, Party B delivered an indication of interest to Consensus to acquire 100% of the outstanding shares of Company common stock for cash at a valuation in the range of $52.8 million to $57.2 million. Also on July 2, 2021, Mr. Mintman informed Consensus that Parent had determined to move forward with analyzing a potential transaction and expected to engage Lincoln International (“Lincoln”) to advise Parent with respect to capital raising in connection with a proposed transaction.
On July 7, 2021, Consensus spoke with representatives of Party A concerning their continued interest in a potential transaction. Also on July 7, 2021, the Transaction Committee held a meeting with Consensus, Company management and GT in attendance at which Consensus reviewed with the committee the status of discussions with each of Party A, Party B and Parent. The Transaction Committee instructed management to seek amendments to the confidentiality agreements with each of Party A, Party B and Parent to include a standstill provision.
On July 9, 2021, the Company entered into amendments to each of the confidentiality agreements with Party B and Parent to include a standstill provision.
Also on July 9, 2021, Consensus engaged in further discussions with Party A and requested that Party A sign an amendment to the confidentiality agreement to include a standstill provision.
On July 19, 2021, representatives of the Company and representatives of Party B met to discuss a potential transaction.
On July 20, 2021, the Company and Party A amended their confidentiality agreement to include a standstill provision, and on the same day and on July 21, 2021, representatives of the Company and Consensus and representatives of Party A held meetings at which Company management gave a presentation and the parties engaged in a discussion regarding a potential transaction.
On July 26, 2021, Party B informed Consensus that it had determined not to continue discussions concerning a potential transaction with the Company based on its view that there was a lack of a clear growth plan for the Company and any future acquisitions would only produce small synergies due to the diversity of the Company’s product categories.
On July 27, 2021, Mr. Mintman informed Consensus that Parent’s board of directors had approved moving forward with a potential transaction, and that Parent would be sending due diligence requests to the Company. Between July 29 and August 11, 2021, Parent engaged in additional due diligence and follow up discussions with representatives of Consensus concerning the Company’s performance and indicated that Parent was preparing a proposal to the Company.
Between July 27 and August 11, 2021, Party A engaged in additional due diligence on the Company and held discussions with representatives of Consensus and representatives of the Company regarding the Company’s business and plans and potential synergies to be achieved by Party A from an acquisition of the Company. Consensus also informed Party A that the Company was expecting a proposal from another interested party.
On August 13, 2021, Mr. Mintman and representatives of Lincoln engaged in a discussion with representatives from Consensus and indicated that Parent estimated an enterprise value of approximately $56.0 million for the Company, a multiple of 7x on estimated adjusted EBITDA of approximately $8.0 million (estimated based on reported results for the first and second quarters of fiscal 2021 and estimates for the third and fourth quarters of fiscal 2021).
On August 17, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss the status of negotiations with Party A and Parent. Consensus noted that Party A had indicated

that an EBITDA multiple of 7x to 7.5x was appropriate, for purposes of its valuation but declined to indicate its estimate of adjusted EBITDA. The committee members discussed the proposed indications of value received from Party A and Parent, which they viewed as too low and not taking into consideration potential synergies or other benefits to an acquiror, such as net operating losses available to the Company. The Transaction Committee instructed Consensus to request Party A and Parent to submit their respective offers for consideration by the Board.
On August 18, 2021, the Board held a special meeting, with GT and Company management in attendance. At the meeting, the Transaction Committee updated the Board on the status of negotiations with Party A and Parent. Company management also updated the Board on the Company’s recent financial performance and increasing supply chain costs that were impacting margins, actions that the Company was taking to mitigate these costs, and a summary of the Company’s discussions with its primary lender, Bank of America, with respect to expected liquidity and the status of a potential sale of the Company. The Board (i) approved moving forward with the current sale process, (ii) confirmed that the Board delegated to the Transaction Committee the authority to oversee the sale process, obtain and review financial analyses and strategic alternatives, and negotiate the terms of a transaction, (iii) approved the engagement of Consensus as financial advisor and authorized the Transaction Committee to finalize the terms of the engagement, (iv) authorized the Transaction Committee to select and negotiate the engagement of an independent financial advisor to provide a fairness opinion to the Board in connection with a potential transaction, and (v) upon recommendation of the Compensation Committee of the Board, approved compensation for the members of the Transaction Committee for their service on the Transaction Committee.
On August 19, 2021, Consensus requested Parent and Party A to submit indications of interest by August 31, 2021.
On August 23, 2021, representatives of Consensus engaged in a discussion with representatives of Lincoln regarding the sale process. Also on August 23, 2021, representatives of Party A contacted Consensus by email regarding questions on the sale process.
On August 26, 2021, representatives of Consensus and representatives of Lincoln discussed Parent’s proposed letter of intent to the Company and related questions.
On August 27, 2021, Parent delivered a letter of intent to the Company offering to acquire the Company at a purchase price of $13.77 per share in cash, based on an estimated enterprise value of $56.2 million and an assumed level of Company debt to be refinanced in the transaction.
On August 31, 2021, representatives of Consensus spoke with representatives of Party A regarding their continued interest in a transaction and whether Party A was prepared to submit its proposal to the Company as requested by Consensus.
On September 2, 2021, representatives of Consensus spoke with representatives of Lincoln regarding Parent’s letter of intent and the Transaction Committee’s view on the methodology Parent used to value the Company. Also on September 2, 2021, the Company and Consensus entered into a letter agreement with respect to Consensus’s services to the Company as financial advisor in connection with a sale of the Company that superseded all prior engagement letters between the Company and Consensus.
On September 7, 2021, representatives of Consensus contacted representatives of Party A regarding their intention to submit an offer and responded to additional questions from Party A. Representatives of Party A indicated that they would discuss with Party A. Subsequently, also on September 7, 2021, representatives of Consensus and representatives of Lincoln discussed Parent’s letter of intent, and representatives of Lincoln indicated that Parent would revise their offer to $14.39 per share in cash, reflecting a 7.25x multiple to estimated adjusted EBITDA (instead of a 7x multiple).
On September 8, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss the revised price from Parent and determined that it did not appear to take into consideration any potential synergies to be realized by Parent from an acquisition or potential use of the Company’s net operating losses, to the extent available. The Transaction Committee requested that Consensus prepare a counteroffer and continue to negotiate with Parent based on updated financial information.

On September 10, 2021, and September 11, 2021, representatives of Consensus spoke with representatives of Party A to determine if Party A remained interested in making a proposal to the Company. Party A indicated that it was not interested in proceeding, unless it was for a very low purchase price.
On September 14, 2021, the Board held its regularly scheduled meeting with representatives of Consensus and GT in attendance. The members of the Transaction Committee updated the Board on negotiations since the last Board meeting. Consensus updated the Board on recent discussions with Lincoln and summarized the terms of the indication of interest received from Parent, including Parent’s valuation methodology. Consensus noted that discussions with Party A had ended due to their lack of interest in pursuing a transaction at a reasonable purchase price. Consensus also reviewed with the Board various methodologies that could be used for valuing the Company. Consensus also reviewed with the Board the ongoing supply chain crisis and its impact on the global economy, and the expected short and long-term challenges associated with this ongoing crisis. The Board then discussed the indication of interest received from Parent, Consensus’ presentation to the Board and a potential response to Parent’s offer. The Board also discussed positive and negative implications of the Company continuing as a stand-alone company, especially considering the current supply chain crisis and anticipated longer term trends. The Board determined to move forward with negotiations with Parent but to respond to Parent that its proposal did not reflect the full value of the Company nor considered potential synergies to be gained by Parent in a transaction. The Board directed the Transaction Committee to continue discussions with Parent.
On September 15, 2021 and September 17, 2021, representatives of Consensus engaged in discussions with representatives of Lincoln concerning Parent’s proposal and the Company’s counteroffer of $16.58 per share based on corrected and updated financial information initially utilized by Parent, based on an estimated an enterprise value of approximately $64.2 million (a multiple of 7.25x on estimated adjusted EBITDA of approximately $8.8 million) and an assumed level of Company debt to be refinanced in the transaction. Representatives of Lincoln indicated that Parent accepted the Company’s counteroffer and that Parent expected certain other transactional terms to be reflected in a revised letter of intent.
On September 21, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss open issues on the letter of intent, and instructed GT to relay the open issues to Parent’s counsel, Foley & Lardner LLP (“F&L”). The Transaction Committee also agreed to move forward with interviewing valuation firms to provide a fairness opinion to the Board in connection with a possible proposed transaction. Consequently, members of the Transaction Committee and GT had a conference call with representatives of Duff & Phelps to discuss their potential engagement as an independent financial advisor to the Board to provide a fairness opinion in connection with a sale transaction.
On September 22, 2021, the Transaction Committee met with Company management and GT to discuss outstanding issues on Parent’s letter of intent. Also on September 22, 2021, members of the Transaction Committee and GT had a conference call with representatives of an independent financial advisor to discuss their potential engagement to provide a fairness opinion to the Board in connection with a sale transaction.
On September 23, 2021, the Transaction Committee met with Company management and GT to review various aspects to be considered in connection with the potential transaction with Parent. The Transaction Committee also reviewed the information received from Duff & Phelps and another independent financial advisor regarding their terms of engagement to provide a fairness opinion to the Board in connection with a sale transaction.
On September 28, 2021, the Transaction Committee met with Consensus, Company management and GT to review and discuss the Company’s current and prior efforts to engage in a strategic transaction and Consensus provided an overview and summarized such efforts. The Transaction Committee then discussed the proposed principal terms of a transaction with Parent and various risks related to some of those terms. The Transaction Committee instructed Mr. Noyes to contact Mr. Gunnigle for a business discussion on open issues regarding Parent’s letter of intent.
On September 30, 2021, the Transaction Committee met with Company management and GT to discuss the status of negotiations with Parent. Mr. Noyes reported that he had spoken with Mr. Gunnigle and discussed the Company’s concerns regarding some of Parent’s proposed terms and, in particular, the appropriate normalized EBITDA that, in the Company’s view, Parent should utilize for valuation purposes.

On October 3, 2021, the Transaction Committee met with Company management and GT to discuss outstanding issues on Parent’s letter of intent, and the Transaction Committee instructed Mr. Noyes to further discuss and negotiate the outstanding issues with Mr. Gunnigle, including a further discussion on purchase price.
On October 4, 2021, the Transaction Committee held a meeting with Consensus, Company management, and GT at which Mr. Noyes reported back on his conversation with Mr. Gunnigle and reported that Parent’s per share purchase price was $16.58, and that Parent made various other concessions regarding the transaction terms. After discussion, the Transaction Committee agreed to move forward with negotiations with Parent based on a revised letter of intent reflecting these terms.
On October 5, 2021, the Company signed a revised version of the letter of intent with Parent that provided for, among other things, a purchase price of $16.58 per share (on a fully diluted basis and assuming approximately $27.32 million of net debt, or a proposed Company valuation of $64.257 million), and other revised transaction terms.
On October 7, 2021, representatives of the Company, Parent, F&L, Lincoln, GT and Consensus held a meeting by videoconference to discuss the due diligence process, potential outreach to the significant stockholders of the Company, and expected transaction documentation.
On October 11, 2021, representatives of F&L and GT discussed via conference call the transaction process and timeline, including possible terms of voting and support agreements that Parent required to be obtained from significant Company stockholders. Between October 11 and October 14, 2021, F&L and GT communicated regarding the proposed transaction terms.
On October 12, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss the status of the proposed transaction, Parent’s due diligence request lists and the expected timeline to sign a definitive agreement. The Transaction Committee also discussed the Board’s prior conversations concerning the requested payment of a success fee to Riveron in connection with a completed sale of the Company and also determined to recommend to the Board to move forward to engage Duff & Phelps as independent financial advisor to the Board to provide a fairness opinion in connection with the proposed transaction and to finalize the proposed terms of such engagement.
On October 15, 2021, representatives of the Company, Parent, F&L, Lincoln, GT and Consensus held a meeting by videoconference and discussed the status of due diligence and the status of Parent’s efforts with respect to its proposed debt financing. Also on October 15, 2021, the Company entered into a non-disclosure agreement with Wynnefield Capital, Inc. to permit discussions concerning the proposed transaction with Parent.
On October 18 and 19, 2021, representatives of the Company and Parent met in Riverside, California, where the Company’s distribution center is located, for a series of due diligence meetings.
On October 19, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss the status of the proposed transaction, including progress on due diligence and the status of Parent’s efforts to obtain commitments for debt financing. The committee then discussed proposed terms of engagement of Duff & Phelps and the proposed amendment to Riveron’s engagement letter to provide for a success fee in connection with a possible sale of the Company.
On October 20, 2021, F&L shared with GT a form of voting agreement for review and comment by GT.
On October 21, 2021, representatives from GT spoke to Mr. Macari, a significant stockholder and founder of the Company, regarding signing a non-disclosure agreement, which Mr. Macari subsequently declined to execute.
On October 22, 2021, representatives of the Company, Parent, F&L, Lincoln, GT and Consensus held a meeting by videoconference and discussed the status of due diligence, including site visits and planned in-person meeting between key leaders at Parent and the Company, and Lincoln provided an update on Parent’s debt financing efforts.

On October 26 and on November 1, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss the status of the proposed transaction. Consensus updated the committee members on its conversations with Lincoln regarding Parent’s debt financing efforts and Company management updated the committee members on the status of due diligence, and the expected timing for when the Company would receive a draft merger agreement. The committee also discussed next steps regarding engaging Duff & Phelps.
On October 28, 2022 and October 29, 2022, representatives of the Company and representatives of Parent held a series of in person due diligence meetings.
On November 3, 2021, F&L delivered an initial draft of the merger agreement to GT.
On November 9, 2021, the Transaction Committee met with Consensus, Company management and GT to discuss key issues on the draft merger agreement.
On November 10, 2021, representatives of GT and F&L had a call to discuss key issues regarding the draft merger agreement and, subsequently, the Transaction Committee held a call with GT and Company management to discuss the response of F&L.
Between November 11 and November 23, 2021, representatives of the Company and Parent engaged in multiple due diligence discussions and the Company provided additional due diligence information to Parent.
On November 12, 2021, representatives of the Company, Parent, F&L, Lincoln, GT and Consensus held a meeting by videoconference at which Lincoln updated the parties on Parent’s debt financing efforts and the parties further discussed Parent’s due diligence status.
On November 15, 2021, the independent members of the Board, Ms. Marino, Messrs. Mustacchi and Zelkowicz, Drew Train and Evelyn D’An, held a special meeting at which the Transaction Committee updated the Board on the status of the transaction, key issues with the draft merger agreement, the progress of due diligence, the status of Parent’s efforts to obtain debt financing and expectations for next steps.
Also on November 15, 2021, the Transaction Committee held a meeting with Consensus, Company management and GT at which the committee members were updated on the most recent communications with Parent and Lincoln and asked Consensus and GT, respectively, to follow up with Parent’s advisors on various outstanding issues.
On November 16, 2021, F&L contacted counsel for Wynnefield to discuss a potential voting and support agreement. F&L and counsel for Wynnefield subsequently negotiated a form of voting and support agreement, which Parent and Wynnefield executed on March 16, 2022.
On November 23, 2021, Mr. Mintman contacted Mr. Meier and informed him that Parent was engaged in a quality of earnings analysis and, therefore, Parent could not reaffirm its interest in the proposed transaction, the price at which it was willing to move forward and other possible changes that Parent might want to make to its letter of intent, until such analysis was completed.
On December 1, 2021, representatives of Parent, the Company and GT held a conference call. Parent provided an update on the status of its debt financing efforts and presented revised terms for a proposed transaction. Based on results of its due diligence and its quality of earnings review, Parent revised its price to $11.66 per share in cash. Later that day, the Transaction Committee held a meeting with Consensus, Company management and GT to discuss Parent’s revised offer. The committee members reviewed with Company management and Consensus the reasons given by Parent for its revised terms. The Transaction Committee determined that the revised terms were not acceptable and instructed Mr. Noyes to relay this response to Parent. Subsequently Parent’s letter of intent terminated in accordance with its terms on December 3, 2021.
On December 7, 2021, representatives of Lincoln contacted Consensus to discuss the reasons the transaction was not moving forward and whether there was the possibility of restarting discussions with Parent. Subsequently, on December 7, 2021, the Transaction Committee held a meeting with Consensus, Company management and GT at which Mr. Noyes recounted his conversation with Lincoln and discussed with the committee members potential responses to Lincoln and Parent. The committee members discussed the key transaction terms that would need to be agreed upon to move forward and consulted with Consensus and Company management on an appropriate response. The Transaction Committee instructed Mr. Noyes to contact Mr. Gunnigle to confirm that Parent had directed Lincoln to contact the Company and that the Board would have to determine whether to re-engage in discussions and the parameters for moving forward. The committee members then discussed with Consensus reaching out to Party C to determine if there was any interest in a potential transaction considering the expiration of the letter of intent, and instructed Consensus to do so.
On December 9, 2021, the Board held a regularly scheduled meeting with GT, Company management and Consensus in attendance. At the meeting, the Transaction Committee updated the Board on the status of negotiations with Parent and the revised transaction terms that Parent had proposed. Consensus reviewed with the Board the revised transaction terms from Parent and the basis of Parent’s valuation and discussed with the Board strategies to respond to Parent. Following such discussion, the Board continued to discuss the Company’s current financial position and liquidity needs.
Between December 9 and December 20, 2022, representatives of Consensus and representatives of Lincoln engaged in discussions regarding Parent’s revised offer and views of Parent and the Company on the various adjustments proposed by Parent related to its quality of earnings review and other diligence matters.
On December 16, 2021, Consensus informed the Transaction Committee that Party C was not interested in discussing a potential transaction with the Company.
On December 20, 2021, Parent and the Company entered into a new letter of intent that provided for exclusive negotiations through January 21, 2022 and a per share cash purchase price of $15.00.
On December 21, 2021, the Company engaged Duff & Phelps to provide a fairness opinion to the Board in connection with the proposed transaction.
Between December 22, 2021 and January 5, 2022, F&L and GT communicated regarding the transaction process and documentation.
On January 6, 2022 and January 7, 2022, Mr. Noyes spoke with Mr. Mintman regarding the Company’s preliminary 2021 financial results and current 2022 forecast.
On January 7, 2022, Company management met with the Transaction Committee, Consensus and GT. Mr. Noyes relayed to the committee that management had shared preliminary results for 2021 and the current 2022 forecast with Parent. Mr. Noyes stated that Mr. Mintman was disappointed in the results and indicated that Parent now viewed the price per share for the proposed transaction as closer to $11.78 per share in cash. The committee members then discussed with Consensus and management the current financial situation of the Company and the impact that it could have on the Company’s valuation and instructed Mr. Noyes to inform Parent that the Company would respond to its revised proposed price.
On January 10, 2022, the Transaction Committee met with Company management, Consensus and GT to continue discussion of the revised purchase price proposed by Parent and to receive a report on the main outstanding issues on the draft merger agreement.
On January 12, 2022, the Transaction Committee held a meeting with Company management, Consensus and GT at which Company management presented the updated preliminary results for 2021 (after closing the Company books earlier in the week) and explained that the Company’s performance in the fourth quarter was well below expectations. The committee instructed Company management to inform Parent of and explain the 2021 results.
On January 14, 2022, Mr. Meier spoke to Mr. Mintman concerning the updated 2021 results. Mr. Mintman indicated that this impacted the economics of the deal for Parent, but that Parent was still interested in pursuing the proposed transaction and also asked for information about the Company’s performance in the first quarter of 2022.
Also on January 14, the Transaction Committee held a meeting with Company management, Consensus and GT at which Company management updated the committee on its discussions with Parent regarding the updated 2021 results. The Transaction Committee and management discussed and agreed that the forecast for 2022 should be updated considering the 2021 preliminary results.
On January 18, 2022, the Transaction Committee had a call with Company management, which informed the committee that a revised forecast had been prepared and that Parent was expecting the Company to propose a counteroffer considering the updated forecast and 2021 results. The committee requested that Consensus and Company management prepare presentations on the revised forecast and 2021 results for the full Board and that the committee would arrange for a meeting of the Board.
On January 19, 2022, the Board held a special meeting, attended by Company management, Consensus and GT. The Board discussed the preliminary results for 2021 and the impact on the 2022 forecast, and that this updated information had been shared with Parent, and the Company’s long-term projections that reflected the revised 2022 forecast. The Transaction Committee updated the Board on Parent’s response to the updated financial information and its request that the Company propose a revised purchase price. The Transaction Committee then asked Consensus to review with the Board its updated analysis with respect to the Company’s valuation based on the updated financial information and responded to questions from the Board on the various valuation methodologies and impact on pricing. The Board agreed to respond to Parent to consider a per share purchase price of $13.00 in cash. Company management also updated the Board on the status of negotiations with the Company’s primary lender and with Wynnefield for a new term loan to ensure adequate liquidity in the first quarter of 2022.
On January 19, 2022, Mr. Mintman called Mr. Noyes to inform him that the Parent’s board of directors view was that $10.50 was an appropriate per share purchase price considering the revised financial information. Mr. Noyes informed Mr. Mintman that the Board could possibly accept a $13.00 per share purchase price.
On January 20, 2022, the Transaction Committee had a call with Consensus, Company management and GT concerning the status of negotiations with Parent. Mr. Noyes informed the committee of his conversation with Mr. Mintman and the price differential between Parent and the Company of $10.50 and $13.00 per share in cash, respectively. The committee members discussed the short-term risks faced by the Company, such as weakened demand, continued supply chain challenges and continued elevated costs, regardless of whether the Company was able to reach a definitive agreement with Parent. The committee determined that a $10.50 per share purchase price was not acceptable to the Board based on the Board’s discussion at its last meeting, and that discussions with Parent should be paused so that the Company could focus on completing its year-end audit and obtaining the new term loan. The Transaction Committee authorized Mr. Noyes to let Mr. Mintman know that the Board rejected the $10.50 per share offer, and that the Company was willing to re-engage at a later date.
On January 21, 2022, Mr. Gunnigle sent an email to Mr. Noyes indicating that the Parent’s board of directors had approved a $12.00 per share offer and expressed disappointment that the Company was not supportive. Mr. Gunnigle noted that their lenders were aware of the Company’s 2021 results and were prepared to finance the transaction based on those numbers. He reiterated Parent’s willingness to move forward at the $12.00 per share purchase price.
Subsequently, Mr. Noyes requested a meeting with the Transaction Committee and GT to discuss the email received from Mr. Gunnigle and the appropriate response. The committee members discussed with Company management the prior conversations with Mr. Mintman and that the committee did not have Board approval to move forward with a $12.00 per share purchase price. The committee members asked that GT work with the Company management to prepare a response to Mr. Gunnigle that would outline management’s understanding of the latest proposal from Parent, requesting clarification on certain aspects of the proposed transaction and stating that the Transaction Committee would need to reconvene the Board to consider the $12.00 per share proposed by Parent. The committee members also requested that Parent provide copies of the debt commitment letters Parent obtained and access to the financial model on which the commitments were based, for the Board to assess the financing contingency to the proposed transaction.
On January 22, 2022, the independent members of the Board held a special meeting at which they discussed the latest response from Parent and its willingness to move forward with a transaction despite the Company’s results in 2021. The Board discussed whether to move forward with the $12.00 per share latest proposed purchase price from Parent in view of the Company’s financial condition and the continued concern regarding the financing contingency. Following discussion, the Board determined to move forward with the proposed transaction based on the $12.00 per share purchase price in cash, and that the Transaction Committee would instruct Mr. Noyes to inform Parent of the Board’s willingness to move forward.
On January 24, 2022, the Transaction Committee held a meeting with GT and Ms. D’An in attendance. The committee also discussed and agreed to recommend to the Board that Mr. Zelkowicz step down from the committee because Wynnefield was to become a lender to the Company, and to have Ms. D’An replace him.
On January 25, 2022, Parent and the Company entered into a new letter of intent that provided for exclusive negotiations through February 21, 2022 and a per share purchase price of $12.00 in cash, and their respective counsels continued to negotiate the transaction terms and documents.
On January 31, 2022, the Transaction Committee held a meeting with Ms. D’An, Consensus, Company management and GT attending. Consensus updated the committee on the progress with respect to outstanding diligence requests. The committee asked Consensus to summarize their recent discussions with Lincoln with respect to Parent’s debt financing and GT provided an overview of outstanding issues on the draft merger agreement. Also, Mr. Zelkowicz formally resigned from the committee.
On February 9, 2022, the Board held a regularly scheduled meeting attended by Company management, GT and, for a portion of the meeting, representatives of Consensus. At the meeting, among other things, Company management reviewed and discussed with the Board the Company’s 2021 results. In addition, Consensus updated the Board on its recent discussions with Lincoln regarding the status of Parent’s debt financing and timing, and GT updated the Board on the status of the transaction, outstanding issues on the draft merger agreement, and discussions with Duff & Phelps on the fairness opinion analysis. The Board also approved the appointment of Ms. D’An to the Transaction Committee to replace Mr. Zelkowicz.
On February 15, 2022, the Transaction Committee held a meeting with Consensus, Company management and GT attending. Company management and Consensus updated the committee on the status of outstanding diligence requests and noted that Parents’ lenders had commenced their due diligence and, therefore, it was unlikely that they would finish this process by February 21, 2022 (the then end of the exclusivity period) and, therefore, agreed to extend exclusivity to March 15, 2022 (the then expected date of the Company’s earnings release).
On February 21, 2022, Parent and the Company entered into an amendment to the existing letter of intent to extend exclusivity through March 15, 2022.
On February 22, 2022, the Board held a special meeting, attended by representatives of Duff & Phelps and GT and the Company’s general counsel. Duff & Phelps reviewed with the Board its observations of the Company’s business and previewed with the Board its analysis and valuation methodologies with respect to a possible delivery of a fairness opinion and indicated that Duff & Phelps would be able to deliver their fairness opinion based on a transaction price of $12.00 per share in cash. The Board also received a report on the status of the negotiations and other aspects of the proposed transaction which respective counsels for the parties continued to advance.
On March 1, 2022, the Transaction Committee had a meeting with Consensus, Company management and GT attending. Company management and Consensus updated the Board on the status of diligence. GT updated the committee on outstanding issues under the draft merger agreement.
On March 2, 2022, Mr. Macari executed a non-disclosure agreement with the Company in connection with the voting and support agreement requested by Parent.
On March 8 2022, the Transaction Committee met with GT to review the terms of the draft merger agreement and other transaction issues.
Also on March 8, 2022, Mr. Noyes and a representative from GT spoke with Mr. Macari about the pending the transaction, and subsequently connected Mr. Macari and his legal counsel with F&L to discuss a voting and support agreement. On March 11, 2022, F&L informed GT that Parent had agreed with Mr. Macari on the form of a voting and support agreement, which Mr. Macari and Parent executed on March 16, 2022.
Between March 9 and March 15, 2022, representatives of the Company and Parent and their respective legal advisors had multiple conversations to resolve outstanding issues on the draft merger agreement.
Between March 10 and March 15, 2022, the Transaction Committee met multiple times with GT to discuss outstanding issues on the draft merger agreement and approved extending exclusivity for one day, and also met with Company management to discuss revisions to the 2022 forecast provided in January considering preliminary results from February 2022 were lower than expected, and updated long-term projections to reflect the revised 2022 forecast. Company management shared the updated 2022 forecast with Parent, and on March 11, 2022, the Transaction Committee reviewed the updated 2022 forecast and long-term projections.
On March 15, 2022, Parent and the Company entered into an amendment to the existing letter of intent to extend exclusivity through March 16, 2022.
On March 16, 2022, the Board held a meeting by videoconference, with members of Company management and representatives of Consensus, Duff & Phelps and GT in attendance. At the meeting, the Board approved the revised long-term projections prepared by Company management and previously reviewed by the Transaction Committee and previously provided to and used by Duff & Phelps for purpose of the fairness opinion delivered to the Board (as detailed below). Representatives of Consensus reviewed with the Board the marketing efforts that have been undertaken, starting in 2020, and provided a summary of the Debt Commitment Letters and related financial information from Parent regarding Parent’s ability to meet the financial conditions to closing of the financings contemplated by the Debt Commitment Letters. Also at this meeting, Duff & Phelps presented to the Board its analysis of the Merger Consideration, and rendered an oral opinion, confirmed by delivery of a written opinion dated March 16, 2022, to the Board to the effect that, as of such date and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, the Merger Consideration to be received by holders of Company common stock (other than shares held by Parent, Merger Sub or the Company, or any direct or indirect wholly owned subsidiary thereof, and Dissenting Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. Representatives of GT reviewed the key terms of the Merger Agreement. After discussions, including as to the matters described below under “— Recommendation of Our Board of Directors and Reasons for the Merger,” the Board unanimously (i) determined and declared that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration, are advisable and in the best interests of the Company and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, (iii) directed that the adoption of the Merger Agreement be submitted by the Company to a vote of the Company’s stockholders at a special meeting, and (iv) resolved to recommend that the Company’s stockholders adopt the Merger Agreement.
Following the approval of the Merger Agreement and the transactions contemplated thereby (including the Merger) by the Board and Parent’s Board, the Company, Parent and Merger Sub executed the Merger Agreement and issued a joint press release after the close of market on March 16, 2022, announcing the execution of the Merger Agreement. On March 17, 2022, the Company filed a Current Report on Form 8-K disclosing, among other things, its entry into the Merger Agreement.
Recommendation of Our Board and Reasons for the Merger
Recommendation of Our Board of Directors
The Board, after consulting with its financial advisors and outside legal counsel and carefully reviewing and considering various factors described below, unanimously (i) determined and declared that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration, are in the best interests of SUMR and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend that SUMR’s stockholders adopt the Merger Agreement.
The Board recommends that you vote (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Reasons for the Merger
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the Transaction Committee and the Board held a number of meetings and consulted with Company management and the Company’s outside legal and financial advisors. In reaching its decision to approve the Merger Agreement and the Merger, and to recommend that the Merger Agreement be adopted by the Company’s stockholders, the Board considered a number of factors, including the following factors (which are not intended to be exhaustive or listed in any relative order of importance to the Board):
•
the fact that the Merger Consideration represented a premium of approximately 41.2% over the closing price of the Company’s common stock on March 15, 2022 ($8.50), the trading day prior to the date the Merger Agreement was approved by the Board, and a premium of 41.4% and 26.5% over the 30-day average and 60-day average, respectively, on the same date;

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the fact that the Merger Consideration will be paid in cash, and provides certainty, immediate value, and liquidity to the Company’s stockholders, enabling them to realize value for their interest in the Company while eliminating business and execution risk inherent in the Company’s business, including risks and uncertainties associated with continuing as an independent public company;

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the Board’s belief that the value offered to stockholders pursuant to the Merger is more favorable to the Company’s stockholders than the potential value from other alternatives reasonably available to the Company, including continuing as an independent public company;

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the Company’s short-term and long-term financial projections and the perceived challenges and risks associated with the Company’s ability to meet such projections, including the Company’s financial results for the year ended January 1, 2022, and the implications of the Company’s performance in the first two months of fiscal 2022 on its forecast for 2022 and subsequent years and reflected in the long-term financial projections provided to the Board in March 2022, the competitive landscape, and other factors, including ongoing supply chain challenges that significantly impact the Company, the impact of macroeconomic factors in the U.S. on consumer demand, and other risks and uncertainties described in the “risk factors” and “forward looking statements” sections of the Company’s disclosures filed with the SEC;

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the Board’s knowledge of, and discussions with Company management regarding, the Company’s business, operations, financial condition, earnings, strategy and future prospects, including opportunities to create stockholder value in the future on a standalone basis and related potential risks;

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the broad outreach to, and extensive discussions with, potentially interested parties, including through the Company’s financial advisor, regarding strategic alternatives for the Company undertaken since 2020;

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the fact that the Transaction Committee and the Board met, along with Company management and outside legal and financial advisors, to evaluate and discuss the structure of the Merger and the financial and other terms and conditions of, and other matters related to, the Merger, multiple times between August 1, 2021, which was the date on when Parent and Company began discussing pricing and valuation of the Company, and March 16, 2022, which was the date the Merger Agreement was signed;

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the possibility that, if the Board declined to adopt the Merger Agreement, there may not be another opportunity for the Company’s stockholders, in the reasonably foreseeable future, to receive a comparably priced transaction;

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the Company’s ability pursuant to the Merger Agreement to respond to, negotiate and agree to an alternative acquisition proposal from a third party if such proposal could reasonably be expected to result in a superior proposal;

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the Board’s ability to change its recommendation to the Company’s stockholders to adopt the Merger Agreement in accordance with and as permitted by customary fiduciary out provisions in the Merger Agreement;

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the Company’s ability to terminate the Merger Agreement to accept a superior proposal with the payment of a termination fee, which fee the Board believes to be reasonable under the circumstances given the valuation of the Company in the transaction and taking into account the range of such termination fees in similar transactions and believes not to preclude or substantially impede a possible competing proposal;

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the fact that the Support Agreements would terminate automatically if the Board changes its recommendation to the Company’s stockholders to adopt the Merger Agreement or authorizes termination of the Merger Agreement, including in connection with superior proposal;

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the fact that the Merger Agreement was the product of arm’s-length negotiations with respect to price and other terms and conditions that were, in the Board’s view, advisable and favorable to the Company and its stockholders, as well as the Board’s belief, based on these negotiations, that these were the most favorable terms available to the Company and its stockholders on which Parent was willing to transact;

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the fact that Parent has obtained committed debt financing for the transaction from reputable financial institutions, and that Parent has agreed to use reasonable best efforts to consummate the debt financing, and that Parent provided the Company with substantial information to the effect that Parent is likely to be able to consummate the debt financing on the terms set forth in the debt commitment letters;

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the oral opinion of Duff & Phelps, independent financial advisor to the Board, rendered to the Board on March 16, 2022, subsequently confirmed by delivery of a written opinion dated March 16, 2022, to the effect that, as of the date of the opinion and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken and qualifications described in the written opinion, the Merger Consideration to be received in the Merger by holders of shares of the Company common stock (other than shares held by Parent, Merger Sub or SUMR, or any direct or indirect wholly owned subsidiary thereof, and Dissenting Shares), was fair, from a financial point of view, to such holders, as more fully described in “— Opinion of Duff & Phelps” below;

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the likelihood that the Merger will be consummated, based upon, among other things, the likelihood of receiving the necessary approval of the Company’s stockholders to complete the Merger and the limited number of conditions to the Merger; and

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the fact that two of the Company’s largest stockholders agreed to vote in favor of the Merger based on the terms contained in the Merger Agreement;

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the other terms and conditions of the Merger Agreement and other transaction agreements, including the following related factors:

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the customary nature of the representations, warranties, and covenants of the Company in the Merger Agreement;

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the ability of the Board, subject to certain limitations, to respond to a written acquisition proposal received from a third party prior to obtaining the stockholder approval if the Board determines in good faith (after consultation with its financial advisor and outside legal counsel), that the acquisition proposal could reasonably be expected to lead to a superior proposal;

•
the ability of the Board, subject to certain limitations, to withdraw or modify its recommendation that stockholders vote in favor of adoption of the Merger Agreement in connection with the receipt of a superior proposal, and to terminate the Merger Agreement to accept a superior proposal and enter into a definitive agreement with respect to such superior proposal, subject to payment to Parent of a termination fee;

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the conclusion of the Board that the termination fee and the circumstances in which such termination fee may be payable are reasonable in light of the benefit of the Merger and would not be a significant impediment to third parties interested in making an acquisition proposal;

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the fact that Parent has received debt commitment letters that will provide sufficient funds for Parent to consummate the Merger;

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the fact that, pursuant to the Merger Agreement and subject to certain limitations, the Company is entitled to specific performance and other equitable remedies to prevent breaches of the Merger Agreement; and

•
the availability of statutory appraisal rights to the Company stockholders who do not vote in favor of the adoption of the Merger Agreement and otherwise comply with all required procedures to perfect appraisal rights under the DGCL.

The Board also considered a variety of risks and other potentially negative factors with respect to the Merger Agreement and the Merger, including the following (which are not intended to be exhaustive or listed in any relative order of importance to the Board):
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the risk that Parent is unable to meet the conditions for closing its debt financing, a portion of which is to be used by Parent to fund the Merger Consideration and, as a result, the possibility that Parent may not be able to obtain alternative debt financing in a timely manner or be able to consummate the Merger;

•
the risk that the conditions to the consummation of the Merger may not be satisfied and, as a result, the possibility that the Merger may not be completed in a timely manner or at all, even if the Merger Agreement is adopted by the Company’s stockholders;

•
the fact that the Company’s stockholders will not participate in any potential future earnings or growth of the Company and will not benefit from any appreciation in its value as a private company;

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the restrictions in the Merger Agreement on the Company actively soliciting competing bids to acquire the Company;

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the restrictions in the Merger Agreement on the Company’s ability to terminate the Merger Agreement in connection with the receipt of a superior proposal, including the fact that the Board must (i) provide 5 business days’ notice to Parent of its intention to effect a change of Board recommendation in order to provide Parent with an opportunity to match a superior proposal (and a further 3 business days’ notice with respect to any subsequent material revisions to any such superior proposal) and (ii) negotiate in good faith with Parent during such period, and the discouraging effect such restrictions may have on other potential bidders;

•
the fact that, under certain circumstances in connection with the termination of the Merger Agreement (including if the Board changes its recommendation in light of a superior proposal or if the Company terminates the Merger Agreement to accept a superior proposal), the Company will be required to pay Parent a termination fee of $2,310,600;

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the potential negative effects if the Merger is not consummated, including that:

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the trading price of the Company common stock could be adversely affected;

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the Company will have incurred significant transaction and opportunity costs attempting to complete the Merger;

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the Company could lose key employees;

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the Company’s business may be subject to significant disruption and decline;

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the market’s perceptions of the Company’s prospects could be adversely affected;

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the Company’s directors, officers, and other employees will have expended considerable time and efforts to consummate the Merger;

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the fact that any gain realized by the Company stockholders as a result of the Merger will generally be taxable for U.S. federal income tax purposes to those stockholders that are U.S. persons subject to taxation in the United States;

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the restrictions in the Merger Agreement on the conduct of the Company’s business prior to the consummation of the Merger, which may delay or prevent it from undertaking business or other opportunities that may arise prior to the consummation of the Merger;

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the potential distraction to the Company’s business from potential stockholder suits in connection with the Merger; and

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the fact that the Company’s executive officers and directors may have interests in the Merger that may be different from, or in addition to, those of the Company’s stockholders.

The Board considered the factors set forth above as a whole, including through engaging in discussions with Company management and outside legal and financial advisors. Based on this review and consideration, the Board concluded that these factors supported a determination that the terms of the Merger Agreement and the Merger were advisable and in the best interests of the Company and its stockholders, and to make its recommendation that the stockholders of the Company adopt the Merger Agreement.
In considering the recommendation of the Board that SUMR’s stockholders vote to adopt the Merger Agreement, SUMR’s stockholders should be aware that the Company’s directors and executive officers may have certain interests in the Merger that are different from, or in addition to, the interests of SUMR’s stockholders generally. For a description of the interests of our directors and executive officers in the merger, see “Interests of the Directors and Executive Officers of SUMR in the Merger” below. The Board was aware of and took these interests into account when approving the Merger Agreement and determining that the terms of the Merger Agreement and the transactions contemplated thereby were advisable and in the best interests of the Company and its stockholders.
The foregoing discussion of the information and factors that the Board considered is not, and is not intended to be, exhaustive. The Board collectively reached the conclusion to approve the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, in light of the various factors described above and other factors that the Board believed were appropriate. In light of the wide variety of factors considered, both positive and negative, that the Board considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not quantify or otherwise assign relative weights to, any of the factors considered in reaching its determination and recommendation. Moreover, each member of the Board applied his or her own business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination and recommendation. It should be noted that this explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Concerning Forward-Looking Statements” on page 21 of this proxy statement.
Opinion of Duff & Phelps, Financial Advisor to the Board
On December 21, 2021, the Company retained Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, to serve as an independent financial advisor to the Board (solely in their capacity as members of the Board) to provide to the Board a fairness opinion in connection with the Merger. On March 16, 2022, Duff & Phelps delivered its opinion, dated March 16, 2022 (the “Opinion”), to the Board that, as of the date of the Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such Opinion, the consideration to be received by the stockholders of the Company (other than shares held by Parent, Merger Sub or SUMR, or any direct or indirect wholly owned subsidiary thereof, and Dissenting Shares) was fair, from a financial point of view, to such stockholders (without giving effect to any impact of the Merger on any particular stockholder other than in its capacity as a stockholder). For the avoidance of doubt, Duff & Phelps was engaged by and solely responsible to the Board of the Company.
In selecting Duff & Phelps, the Board considered, among other things, the fact that Duff & Phelps is a reputable investment banking firm with experience in the consumer products sector and a global leader in providing fairness opinions to boards of directors and that Duff & Phelps is independent with respect to the Merger, including with respect to Parent, Merger Sub and the Company. Duff & Phelps is continuously engaged in the valuation of businesses and their securities and the provision of fairness opinions in connection with various transactions.

The full text of the Opinion is attached hereto as Appendix D and is incorporated into this proxy statement by reference. The summary of the Opinion set forth herein is qualified in its entirety by reference to the full text of the Opinion. The Company’s stockholders are urged to read the Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Duff & Phelps in connection with such Opinion. The Opinion does not address any other aspects of the Merger and was not intended to, and does not, constitute advice or a recommendation as to how the Board or the stockholders of the Company should vote at any meeting related to the Merger or to take any other action with respect to the Merger.
Duff & Phelps’ Opinion was approved by its fairness committee. The Opinion was provided and directed to, the Board in connection with its consideration of the financial terms of the Merger.
In connection with its Opinion, Duff & Phelps made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances to enable it to render its Opinion. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation in general, and with respect to similar transactions in particular. Duff & Phelps’ procedures, investigations and financial analyses with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:
1.
Reviewed certain documents including, but not limited to:

a.
the Company’s annual reports on Form 10-K and the audited financial statements included therein filed with the Securities and Exchange Commission for the fiscal years ended December 30, 2017, through January 2, 2021, and the Company’s draft annual report on Form 10-K and audited financial statements included therein for the fiscal year ended January 1, 2022;

b.
unaudited segment and pro forma financial information for the Company for the fiscal years ended December 30, 2017, through January 1, 2022 and the two months ended February 26, 2022, provided to Duff & Phelps by management of the Company, which Company management identified as being the most current financial statements available;

c.
financial projections for the Company for the fiscal years ended on or about December 31, 2022, through December 31, 2025, provided to Duff & Phelps by management of the Company (the “Company Projections”);

d.
other internal documents relating to the history, current operations, and probable future outlook of the Company, provided to Duff & Phelps by management of the Company;

e.
a letter dated March 16, 2022 from the management of the Company which made certain representations to Duff & Phelps as to historical financial statements and the Company Projections and underlying assumptions; and

f.
documents related to the proposed transaction, including the Merger Agreement, the Voting and Support Agreement between Wynnefield Partners Small Cap Value L.P. I and Parent, and the Voting and Support Agreement between Jason Macari and Parent;

2.
Discussed the information referred to above and the background and other elements of the proposed transaction with management of the Company and the Board;

3.
Reviewed the historical trading price and trading volume of the Company’s common stock and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.
Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected public companies that Duff & Phelps deemed relevant; and

5.
Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

In performing its analyses and rendering its Opinion with respect to the Merger, Duff & Phelps, with the Company’s consent:
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relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions, and representations obtained from public sources or provided to it from private sources, including the Company management, and did not independently verify such information;

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relied upon the fact that the Board and the Company have been advised by counsel as to all legal matters with respect to the Merger, including whether all procedures required by law to be taken in connection with the Merger have been and will be duly, validly, and timely taken;

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assumed that any estimates, evaluations, forecasts, and projections furnished to Duff & Phelps by Company management were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to such estimates, evaluations, forecasts and projections or their respective underlying assumptions;

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assumed that information supplied, and representations made by Company management are substantially accurate regarding the Company and the Merger;

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assumed that (i) the representations and warranties made in the Merger Agreement and all related documentation are true and correct pursuant to the Merger Agreement and (ii) each party to the Merger Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party pursuant to the Merger Agreement;

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assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

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assumed that all conditions required to implement the proposed transaction will be satisfied and that the proposed transaction will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof (except for non-material waivers permitted under the Merger Agreement that Duff & Phelps has reviewed); and

•
assumed that all governmental, regulatory, or other consents and approvals, if any, necessary for the consummation of the proposed transaction will be obtained without any effect on the Company.

To the extent that any of the foregoing assumptions or any of the facts on which the Opinion is based prove to be untrue in any material respect to Duff & Phelps’ analysis, Duff & Phelps’ Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of its Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Merger.
Duff & Phelps prepared its Opinion effective as of March 16, 2022. Its Opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of such date, and Duff & Phelps disclaims any undertaking or obligation to (i) advise any person of any change in any fact or matter affecting its Opinion which may come or be brought to the attention of Duff & Phelps after the date thereof or (ii) reaffirm or revise its Opinion or otherwise comment upon any events occurring after the date thereof.
Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Duff & Phelps was not requested to, and did not (and Duff & Phelps acknowledged that the Company independently did), (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Merger, the assets, businesses or operations of the Company, or any alternatives to the Merger, (ii) negotiate the terms of the Merger, and therefore, Duff & Phelps has assumed that such terms were negotiated in arm’s length among the parties to the Merger Agreement and the Merger, or (iii) advise the Board or any other party with respect to alternatives to the Merger.

Duff & Phelps did not express any opinion as to the market price or value of the Company’s common stock after the announcement or the consummation of the Merger. Duff & Phelps’ Opinion should not be construed as a valuation opinion, a credit rating, a solvency opinion, an analysis of the Company’s credit worthiness, as legal, tax or accounting advice. Duff & Phelps did not make, and assumed no responsibility to make, any representation, or render any opinion, as to any legal matter.
In rendering its Opinion, Duff & Phelps was not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the public stockholders of the Company in the Merger, or with respect to the fairness of any such compensation.
Duff & Phelps’ Opinion was furnished solely for the use and benefit of the Board in connection with its consideration of the Merger and was not intended to, and did not, confer any rights or remedies upon any other person, and was not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent (except as provided therein). Duff & Phelps has consented to the inclusion of the Opinion in its entirety and the description hereof in this proxy statement and any other filing the Company is required to make with the SEC in connection with the Merger if such inclusion is required by the applicable law. The Opinion (i) did not address the merits of the underlying business decision to enter into the Merger versus any alternative strategy or transaction, (ii) did not address any transaction related to the Merger, (iii) was not a recommendation as to how the Board or any stockholder should vote or act with respect to any matters relating to the Merger, or whether to proceed with the Merger or any related transaction, and (iv) did not indicate that the consideration received is the best possibly attainable under any circumstances; instead, it merely states that the consideration in the Merger is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Merger or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Opinion is based. Duff & Phelps’ Opinion should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.
Set forth below is a summary of the material analyses performed by Duff & Phelps in connection with the delivery of its Opinion to the Board. This summary is qualified in its entirety by reference to the full text of the Opinion, attached hereto as Appendix D. While this summary describes the analyses and factors that Duff & Phelps deemed material in its presentation to the Board, it is not a comprehensive description of all analyses and factors considered by Duff & Phelps. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis. In arriving at its Opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Duff & Phelps believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it in rendering the Opinion without considering all analyses and factors could create a misleading or incomplete view of the evaluation process underlying its Opinion. The conclusion reached by Duff & Phelps was based on all analyses and factors taken as a whole, and also on the application of Duff & Phelps’ own experience and judgment.
The financial analyses summarized below include information presented in tabular format. In order for Duff & Phelps’ financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Duff & Phelps’ financial analyses.
Valuation Analyses
Income Approach (Discounted Cash Flow Analysis) Summary
The Income Approach is a valuation technique that provides an estimation of the fair market value of an asset (or business) based on the cash flows that an asset (or business) can be expected to generate over its remaining useful life. The Income Approach begins with an estimation of the annual cash flows a market participant would expect the subject asset (or business) to generate over a discrete projection period. The estimated cash flows for each of the years in the discrete projection period are then converted to their present value equivalents using a rate of return appropriate for the risk of achieving the projected cash flows. The present value of the estimated cash flows are then added to the present value equivalent of the residual/terminal value of the asset (if any) or the business at the end of the discrete projection period to arrive at an estimate of fair market value.
For business valuations, the Income Approach is typically applied through a Discounted Cash Flow (“DCF”) Analysis. Under the DCF analysis, the valuation is based on the present value of estimated future cash flows for the expected life of the asset (or business) discounted at a rate of return that considers the relative risk of achieving those cash flows and the time value of money.
Duff & Phelps performed a discounted cash flow analysis of the estimated future unlevered free cash flows attributable to the Company for the fiscal years ending on or around December 31, 2022 through December 31, 2025, with unlevered “free cash flow” defined as cash that is available either to reinvest or to distribute to security holders. The discounted cash flow analysis was used to determine the net present value of estimated future free cash flows utilizing a weighted average cost of capital as the applicable discount rate. For the purposes of its discounted cash flow analysis, Duff & Phelps utilized and relied upon the Company Projections, See “— Certain Financial Projections” below. For the DCF analysis, Duff & Phelps used the following unlevered free cash flows:
($ in thousands)	2022	2023	2024	2025
	$1,798	$3,715	$3,747	$7,102
Duff & Phelps estimated the net present value of all cash flows attributable to the Company after fiscal year 2025 (the “Terminal Value”) using the Gordon Growth Model (which is commonly used for stock valuation) assuming a 3.00% terminal growth rate, which took into consideration an estimate of the expected long-term growth rate of the U.S. and global economy and the Company’s business. Duff & Phelps used discount rates ranging from 13.00% to 15.00%, reflecting Duff & Phelps’ estimate of the Company’s weighted average cost of capital, to discount the projected free cash flows and the Terminal Value. Duff & Phelps estimated the Company’s weighted average cost of capital by estimating the weighted average of the Company’s cost of equity (derived using the capital asset pricing model “CAPM”) and the Company’s after-tax cost of debt. The weighted average cost of capital was based on an estimated cost of equity of 18%, derived from CAPM, and an estimated after-tax cost of debt of 4.3%. The weighting of the cost of equity and the after-tax cost of debt took into consideration the capital structures of the selected public companies included in the Market Approach and the Company. Duff & Phelps believes that this range of discount rates is consistent with the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.
Based on these assumptions, Duff & Phelps’ discounted cash flow analysis resulted in a range of the estimated present value of future cash flows for the years 2022 through 2025 of $12.0 million to $12.5 million and a range of the estimated present value of the Terminal Value of $46.0 million to $58.5 million, for an estimated enterprise value range for the Company of $58.1 million to $71.0 million.
Market Approach (Selected Public Companies Analysis) Summary
The Market Approach is a valuation technique that provides an estimation of fair market value based on market prices in actual transactions and on asking prices for assets (or businesses). The valuation process is a comparison and correlation between the subject asset (or business) and other similar assets (or businesses). Considerations such as time and condition of sale and terms of agreements are analyzed for comparable assets and are adjusted to arrive at an estimation of the fair market value of the subject asset.
Duff & Phelps analyzed selected public companies for purposes of estimating valuation multiples with which to select multiples to apply to the Company’s estimated 2023 EBITDA figure. Due to limited recent relevant M&A transactions, Duff & Phelps relied on the selected public companies in the Market Approach. This collective analysis was based on publicly available information and is described in more detail in the sections that follow.

The companies utilized for comparative purposes in the following analysis were not directly comparable to the Company. Duff & Phelps does not have access to non-public information of any of the companies used for comparative purposes. Accordingly, a complete valuation analysis of the Company cannot rely solely upon a quantitative review of the selected public companies, but involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of the Company. Therefore, the selected public companies analysis is subject to certain limitations.
Selected Public Companies Analysis.   Duff & Phelps compared certain financial information of the Company to corresponding data and ratios from juvenile products focused publicly traded companies. For purposes of its analysis, Duff & Phelps used certain publicly available historical financial data and consensus equity analyst estimates for the selected publicly traded companies. The 12 companies included in the selected public company analysis were:
Selected Companies
Carter’s, Inc.

Crown Crafts, Inc.
Dorel Industries Inc.
Goodbaby International Holdings Limited
Hasbro, Inc.
JAKKS Pacific, Inc.
Mattel, Inc.
Newell Brands Inc.
Spin Master Corp.
The Children’s Place, Inc.
TOMY Company, Ltd.
Vtech Holdings Limited
Duff & Phelps selected these companies for its analysis based on their relative similarity, primarily in terms of product, end market, or business model, to that of the Company.
The tables below summarize certain observed historical and projected financial performance, on an aggregate basis, and trading multiples of the selected public companies. The estimates for 2022 and 2023 in the tables below with respect to the selected public companies were derived based on information for the 12-month periods ending closest to the Company’s fiscal year ends for which information was available. Data related to the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) were adjusted for purposes of this analysis to eliminate non-recurring income (expenses).
COMPANY INFORMATION Company Name	REVENUE GROWTH				EBITDA GROWTH				EBITDA MARGIN
	3-YR CAGR	LTM	2022	2023	3-YR CAGR	LTM	2022	2023	3-YR AVG	LTM	2022	2023
Carter’s, Inc.	0.2%	15.3%	2.6%	3.1%	6.2%	59.3%	2.5%	3.4%	14.5%	17.0%	17.0%	17.1%
Crown Crafts, Inc.	4.1	7.5	9.4	2.3	9.3	-1.6	0.5	9.2	12.9	13.2	13.5	14.4
Dorel Industries Inc.	NA	2.4	3.9	3.0	NA	-18.0	-5.8	19.0	NA	7.4	6.7	7.7
Goodbaby International Holdings Limited	5.2	14.3	7.9	7.9	10.8	48.3	19.0	18.0	8.5	9.5	8.0	8.8
Hasbro, Inc.	11.9	-3.9	2.7	5.2	18.0	29.0	0.2	9.4	19.4	20.4	19.9	20.7
JAKKS Pacific, Inc.	3.0	20.4	0.5	3.1	NA	82.3	2.1	7.0	5.1	7.6	7.7	8.0
Mattel, Inc.	6.5	18.9	7.8	7.8	85.2	43.7	10.0	15.1	13.5	17.4	17.7	18.9
Newell Brands Inc.	1.4	12.8	-4.6	1.7	-11.0	14.1	1.5	8.7	13.4	13.6	14.1	15.1
Spin Master Corp.	7.8	30.0	6.0	5.2	11.0	136.8	0.8	6.4	14.4	19.5	18.6	18.8
The Children’s Place, Inc.	-0.4	25.8	-0.4	0.9	15.5	NM	NM	-1.0	8.8	15.9	13.8	13.6
TOMY Company, Ltd.	-7.3	-22.8	10.3	5.0	-13.8	-40.1	NA	NA	11.6	7.9	NA	NA
Vtech Holdings Limited	3.7	9.2	4.8	4.0	4.4	-4.0	1.5	8.4	11.8	10.8	11.0	11.4
Summer Infant, Inc.	-6.1%	-9.6%	10.4%	12.1%	NM	NM	31.6%	117.3%	4.8%	-0.2%	3.2%	6.2%

LTM = Latest twelve months; NM = Not meaningful; NA = Not available
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports, Investor Presentations

COMPANY INFORMATION Company Name	ENTERPRISE VALUE AS MULTIPLE OF
	LTM EBITDA	2022 EBITDA	2023 EBITDA	LTM Revenue	2022 Revenue	2023 Revenue
Carter’s, Inc.	6.5x	6.3x	6.1x	1.10x	1.07x	1.04x
Crown Crafts, Inc.	5.7	5.6	5.1	0.76	0.75	0.73
Dorel Industries Inc.	3.1	3.3	2.8	0.23	0.22	0.22
Goodbaby International Holdings Limited	3.4	4.1	3.4	0.37	0.33	0.30
Hasbro, Inc.	11.5	11.5	10.5	2.35	2.29	2.18
JAKKS Pacific, Inc.	4.4	4.3	4.0	0.33	0.33	0.32
Mattel, Inc.	10.5	9.5	8.3	1.82	1.68	1.56
Newell Brands Inc.	9.6	9.6	8.9	1.30	1.36	1.34
Spin Master Corp.	7.2	7.3	6.9	1.44	1.36	1.29
The Children’s Place, Inc.	3.1	3.6	3.7	0.50	0.50	0.50
TOMY Company, Ltd.	10.3	NA	NA	0.82	0.56	0.54
Vtech Holdings Limited	6.8	7.1	6.5	0.80	0.77	0.74
Mean	6.8x	6.6x	6.0x	0.98x	0.94x	0.90x
Median	6.6x	6.3x	6.1x	0.81x	0.76x	0.74x

LTM = Latest twelve months; NM = Not meaningful; NA = Not available
Source: S&P Capital IQ, SEC Filings, Annual and Interim Reports, Investor Presentations
Summary of Selected Public Companies Analysis
In order to estimate a multiple range for the Company, Duff & Phelps took into consideration projected financial performance metrics of the Company relative to such metrics of the selected public companies. Duff & Phelps then analyzed the selected public companies’ trading multiples of enterprise value to their projected revenue and EBITDA.
Rather than applying the average or median multiple from these analyses, Duff & Phelps selected multiples that, in its judgment, reflected the Company’s size, growth outlook, capital requirements, profit margins, revenue mix, and other characteristics relative to the selected public companies. Based on this analysis, Duff & Phelps’ selected an EBITDA multiple range of 5.00x to 6.00x to apply to the Company’s 2023 estimated adjusted EBITDA.
Based on these assumptions, Duff & Phelps’ selected public companies analysis resulted in an estimated enterprise value range for the Company of $54.70 million to $65.7 million.
Summary of Financial Analysis
Duff & Phelps concluded that the Company’s enterprise value was within a range of $56.4 million to $68.4 million as of March 16, 2022, based on the average of the enterprise value indications from the discounted cash flow analysis and the selected public companies analysis.
Based on the enterprise value, Duff & Phelps estimated the range of aggregate equity value of the Company to be $19.398 million to $31.470 million by:
•
adding the present value of the Company’s tax attributes, comprised of the Company’s net operating loss carryforward and tax-deductible amortization benefit, of $0.911 million to $1.136 million;

•
adding the Company’s cash balance of $0.142 million as of February 26, 2022;

•
deducting the Company’s deficit net working capital of $2.039 million as of February 26, 2022;

•
deducting the Company’s face value of debt of $35.828 million and accrued interest of $0.086 million as of February 26, 2022; and

•
deducting the after-tax cash settlement of options and RSAs expected to occur immediately after the closing of the Merger of $0.102 million to $0.255 million.

To calculate the per share estimate of the Company’s stock price, Duff & Phelps used the Company’s issued and outstanding shares of 2,164,708 as of March 16, 2022. Based on the foregoing analysis, Duff & Phelps estimated the value of each share to range from $8.96 to $14.54. Duff & Phelps noted that the Merger Consideration of $12.00 per share was within the range of the per share value indicated by its analyses.
Duff & Phelps’ Opinion was only one of the many factors considered by the Board in its evaluation of the Merger and should not be viewed as determinative of the views of the Board.
Fees and Expenses
As compensation for Duff & Phelps’ services in connection with the rendering of its Opinion to the Board, the Company agreed to pay Duff & Phelps a fee of $200,000, payable upon Duff & Phelps informing the Company that it is prepared to deliver its Opinion.
No portion of Duff & Phelps’ fee is refundable or contingent upon the conclusion reached in the Opinion.
Furthermore, Duff & Phelps is entitled to be paid additional fees at Duff & Phelps’ standard hourly rates for any time incurred should Duff & Phelps be called upon to support its findings subsequent to the delivery of its opinion, which additional fees will only become payable upon consummation of the Merger. The Company has also agreed to reimburse Duff & Phelps for its reasonable and documented out-of-pocket expenses and reasonable and documented fees and expenses of counsel retained by Duff & Phelps in connection with the engagement. The Company has also agreed to indemnify Duff & Phelps for certain liabilities arising out of its engagement.
The terms of the fee arrangements with Duff & Phelps, which the Company believes are customary in transactions of this nature, were negotiated at arm’s length, and the Board is aware of these fee arrangements.
Disclosure of Prior Relationships
During the two years preceding the date of the Opinion, Duff & Phelps has not had any material relationship with any party to the Merger for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
Other Financial Advisory Fees
Since 2020, the Company and the Board has engaged Consensus as a financial advisor with respect to potential strategic transactions. With respect to the Merger, the Board did not engage Consensus to provide a fairness opinion but determined to engage an independent financial advisor, Duff & Phelps, to provide the opinion as described above. Pursuant to the terms of the Company’s engagement letter with Consensus for its services with respect to the Merger, Consensus will be due a fee of approximately $1.0 million, contingent upon the closing of the Merger. In addition, the Company agreed to reimburse Consensus for the reasonable expenses incurred by Consensus in connection with its engagement, regardless if the Merger is completed, and to indemnify Consensus against certain liabilities that may arise out of its engagement by the Company. Since April 2020, the Company has paid Consensus retainer fees of $150,000 and expenses of $2,600 for financial advisory services provided under previous engagements. Other than the compensation payable to the Company, Consensus has not had any material relationship with any party to the Merger for which compensation has been received or is intended to be received, nor is such compensation contemplated.
Certain Financial Projections
The Company does not, as a matter of course, normally publicly disclose long-term forecasts or internal projections as to its future performance, revenue, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates, including the difficulty of predicting general economic and market conditions. However, in connection with the Company’s evaluation of a possible transaction with Parent, Company management prepared certain non-public, unaudited, stand-alone financial projections (the “Company Projections”) that were reviewed by the Board and utilized by Duff & Phelps for purposes of performing the financial analyses summarized above under “— Opinion of Duff & Phelps, Financial Advisor to the Board.” The Company Projections reflect the following key considerations and assumptions as to the future financial performance of the Company:
•
Projects an increase in gross sales of 10.6% in 2022 driven by an assumed better inventory in-stock position in 2022;

•
Assumes price increases to customers anticipated in the second half of fiscal 2022 to mitigate elevated container costs and improve profitability;

•
Assumes year-over-year sales gross growth in 2023 through 2025 of 7.5%, 5.0% and 5.0%, respectively, in juvenile, the Summer™ and SwaddleMe® brands, and the addition of sales from the Company’s new pet brand business, Ozzy & Kazoo™;

•
Gross margin is anticipated to improve throughout 2022 as a result of price increases and product cost reductions to be implemented in 2022;

•
Continued elevated supply chain costs, including container costs, and assumes a gradual decline in container rates in 2023 through 2025 toward historical norms;

•
Assumes selling expense in 2022 remains constant as compared to 2021, with increases as a percentage of revenue in 2023 through 2025 for marketing investment to launch Ozzy & Kazoo™;

•
Assumes that general and administrative expense remains constant in 2022 as compared to 2021, with an approximately 3.0% increase each year thereafter;

•
Assumes income tax expense of 25% in 2022 and 28% in subsequent years; and

•
Assumes adjusted EBITDA of $5.1 million (3.2% of net sales) for 2022 due primarily to continued elevated container costs and anticipated timing of price increases, and for 2023 through 2025, that adjusted EBITDA and adjusted EBITDA as a percentage of net sales increase due primarily as a result of assumed normalization of container rates to lower historical levels but is partially offset by marketing investment necessary in launching Ozzy & Kazoo™, in addition to supporting the Summer™ and SwaddleMe® brands.

The Company Projections are included in the table below. The inclusion of this information should not be regarded as an indication that SUMR, its financial advisors, or any of their respective representatives or any other recipient of this information considered, or now considers, the Company Projections to be necessarily predictive of future results. Management advised the Board that the Company Projections represent SUMR’s management’s best estimates of the future financial performance of SUMR and its business as currently configured as a standalone, publicly listed company.
The following table summarizes the Company Projections, which reflect the assumptions and considerations described above.
Company Projections
(Dollars in thousands, except per share data) (Shares in thousands)	2022E	2023E	2024E	2025E
Net Sales	$158,554	$177,784	$188,899	$202,705
Cost of goods sold	116,527	124,804	132,229	141,894
Gross Profit on Net Sales	42,027	52,980	56,670	60,811
Gross Margin % on Net Sales	26.5%	29.8%	30.0%	30.0%
Selling Expenses	11,788	15,556	16,529	17,737
General and administrative expenses	28,187	28,936	29,804	30,698
Depreciation expense	2,030	2,192	2,259	2,342
Amortization of intangibles	443	489	489	489
Interest Expense	1,571	1,484	1,510	1,345

(Dollars in thousands, except per share data) (Shares in thousands)	2022E	2023E	2024E	2025E
Stock option expense	456	475	475	475
Operating Income	(2,448)	3,848	5,604	7,726
Income tax expense	(612)	1,077	1,569	2,163
Net Income	(1,836)	2,771	4,035	5,563
Shares	2,190,000	2,190,000	2,200,000	2,300,000
Earnings per share	$(0.84)	$1.27	$1.83	$2.42
EBITDA(1)	2,052	8,488	10,337	12,377
Adjusted EBITDA(2)	5,104	11,011	12,860	14,900
Cash flow from operations	3,350	3,629	4,124	8,146
Cash flow – investing activities	(1,418)	(1,499)	(1,546)	(1,602)
Cash flow – financing activities	(2,056)	(2,316)	(2,566)	(6,234)

(1)
EBITDA means earnings before interest, taxes, depreciation, amortization and non-cash, stock-based compensation expense.

(2)
Adjusted EBITDA means EBITDA plus professional fees (management services, transaction related fees and other addbacks pursuant to the Company’s loan agreement) and board fees, which were estimated as follows for each period presented:

	2022E	2023E	2024E	2025E
Professional fees	2,686	2,190	2,190	2,190
Board fees	366	333	333	333
SUMR’s ability to achieve the results set forth in the Company Projections are expressly dependent upon certain assumptions, including the assumptions and considerations described above, the Company’s historical performance, trends in the juvenile product industry and detailed input from various key leaders in the Company’s business. The Company Projections were not prepared with a view to comply with United States generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Company’s independent auditor, RSM US, LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Company Projections and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The Company Projections included herein have been prepared by Company management and are the responsibility of the Company.
Although a summary of the Company Projections is presented with numerical specificity, the Company Projections reflect numerous variables, assumptions, and estimates as to future events made by our management that our management believed were reasonable and supportable at the time the Company Projections were prepared, taking into account the relevant information available to management at the time the Company Projections were prepared. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. The Company Projections are forward-looking statements and important factors that may cause actual results to deviate from the Company Projections include the impact of the COVID-19 pandemic on our supply chain and consumer demand, U.S. operations and sales in the U.S.; our reliance on foreign suppliers and potential disruption in foreign markets in which we operate; potential global supply chain disruption and increased costs of freight and transportation; our ability to raise prices to mitigate increased costs of freight and transportation; potential increases in the cost of raw materials used to manufacture our products; increased tariffs, additional tariffs or import or export taxes on the cost of our products and therefore demand for our products; our ability to meet our liquidity requirements; our ability to comply with the covenants in our loan agreement and to maintain availability under our loan agreement; our ability to implement and to achieve the expected benefits and savings of our restructuring initiatives; the concentration of our business with retail customers; our ability to compete in our industry; our ability to continue to control costs and expenses; our ability to develop, market and launch new products; our ability to manage inventory levels and meet customer demand; our ability to grow sales with existing and new customers and in new channels; and other factors described under “Cautionary Statement Concerning Forward-Looking Statements” on page 21 of this proxy statement. In addition, the Company Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Merger. As a result, there can be no assurance that the Company Projections will be realized, and actual results may be materially better or worse than those contained in the Company Projections. Since the Company Projections cover multiple years, that information by its nature becomes less predictive with each successive year. The inclusion of this information should not be regarded as an indication that the Board, SUMR, our financial advisors, Parent, the Merger Sub or any of their representatives and affiliates or any other recipient of this information considered, or now considers, the Company Projections to be material information of SUMR or that actual future results will necessarily reflect the Company Projections, and the Company Projections should not be relied upon as such. The summary of the Company Projections is not included herein to induce any stockholder to vote in favor of the Merger Proposal at the Special Meeting or to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to shares of SUMR common stock.
The Company Projections should be evaluated, if at all, in conjunction with the historical financial statements, risk factors, and other information regarding the Company contained in our public filings with the SEC. See “Where You Can Find More Information” on page 90 of this proxy statement.
Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the Company Projections to reflect circumstances existing after the date when the Company Projections were prepared or to reflect the occurrence of future events or changes in general economic or industry conditions, even if the assumptions underlying the Company Projections are shown to be in error. By including in this proxy statement a summary of certain financial projections, neither SUMR nor any of its representatives or advisors, makes any representation to any person regarding the ultimate performance of SUMR compared to the information contained in such financial projections and should not be read to do so.
In light of the foregoing factors and the uncertainties inherent in the Company Projections, stockholders are cautioned not to place undue reliance on the Company Projections included herein.
Certain of the measures included in the Company Projections may be considered non-GAAP financial measures, including EBITDA and Adjusted EBITDA. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. The non-GAAP financial measures were relied upon by Duff & Phelps for purposes of its financial analyses and opinion and by the Board in connection with its consideration of the Merger. These non-GAAP financial measures were included in the Company Projections as the Company believes they provide useful information to better understand, on a period-to-period comparable basis, financial amounts both including and excluding these identified items, as they indicate more clearly the Company’s operations and its ability to meet capital expenditure and working capital requirements. Financial measures provided to a financial advisor in connection with a business combination transaction are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to the most closely related GAAP financial measure, which would be net income. Reconciliations of non-GAAP financial measures were not relied upon by Duff & Phelps for purposes of its financial analyses and opinion or by the Board in connection with its consideration of the Merger. Accordingly, a reconciliation of these financial measures is not included herein.
Interests of the Directors and Executive Officers of SUMR in the Merger
When considering the recommendation of the Board that you vote “FOR” the Merger Proposal, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, your interests as a stockholder generally. The Board was aware of these interests in, among other matters, approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by the stockholders of SUMR. You should take these interests into account in deciding whether to vote “FOR” the approval of the Merger Agreement.
These interests are described in more detail below, and certain of them, including the compensation that may be deemed to become payable in connection with the Merger to Stuart Noyes and Bruce Meier, who constitute our named executive officers, are subject to a non-binding, advisory vote of the stockholders of SUMR and are quantified in the narrative below under “— Named Executive Officer Golden Parachute Compensation” and in “Proposal 2: Advisory Vote on Merger-Related Named Executive Officer Compensation” on page 86 of this proxy statement.
Ownership of SUMR Common Stock
As of the Record Date, our non-employee directors beneficially owned and are entitled to vote an aggregate of 81,259 shares of SUMR common stock, representing approximately 3.8% of the outstanding shares of SUMR common stock. The table on page 88 of this proxy statement reflects the beneficial ownership of shares of our common stock of each of our non-employee directors as of the Record Date. Our named executive officers do not own any SUMR common stock.
The shares of our common stock held by our non-employee directors will be treated in the same manner as outstanding shares of SUMR common stock held by other SUMR stockholders entitled to receive the Merger Consideration. Our non-employee directors have informed us that they currently intend to vote all of their shares of SUMR common stock (i) “FOR” the Merger Proposal; (ii) “FOR” the Compensation Proposal; and (iii) “FOR” the Adjournment Proposal.
Riveron Engagement
Neither Mr. Noyes, our CEO, nor Mr. Meier, our Interim CFO, receives any compensation directly from SUMR, but have been engaged pursuant to the terms of an engagement letter between SUMR and Riveron RTS, LLC (as amended, the “Letter Agreement”). SUMR originally entered into the Letter Agreement in December 2019, pursuant to which Mr. Noyes was initially appointed to act as SUMR’s Interim CEO. In December 2020, Mr. Noyes was appointed as the CEO and a director of SUMR. The Letter Agreement currently provides for compensation at a weekly rate of $46,000, plus expenses and administrative fees, through the termination of the Letter Agreement, which compensates Riveron for the services of Mr. Noyes, Mr. Meier. SUMR has also agreed to indemnify Riveron, Mr. Noyes, Mr. Meier and other Riveron personnel in connection with the engagement, subject to customary terms and conditions. Either party may terminate the Letter Agreement upon 6 months’ prior written notice, which period may be terminated early upon the appointment of a replacement chief executive officer, and the Letter Agreement automatically terminates immediately following a change in control of the Company. In addition, prior to entering into the Letter Agreement, in November 2019, the Company engaged Riveron (formerly Winter Harbor) to provide financial advisory services (the “Advisor Agreement”). Compensation under the Advisor Agreement is determined based on agreed-upon hourly rates for actual hours worked, plus any out-of-pocket expenses and a 1% administrative fee on the total amount of each invoice to cover administrative costs. Fees for services under the Advisor Agreement engagement are separate from, and in addition to, fees paid under the Letter Agreement for the services of Messrs. Noyes and Meier.
In connection with the entry into the Merger Agreement, on March 16, 2022, the Board approved, and SUMR entered into, an amendment to the Letter Agreement providing for the payment to Riveron of a success fee (the “Riveron Success Fee”), payable at the closing of a transaction constituting a change in control of SUMR (as defined in the Company’s Amended and Restated Change in Control Plan). If consummated, the Merger would constitute a change in control under the Letter Agreement and the Riveron Success Fee payable to Riveron would be approximately $258,120 based on the Merger Consideration. While neither Mr. Noyes nor Mr. Meier will receive directly a portion of such fee, as described below, a portion of such fee may be deemed indirectly payable to them.
Mr. Stephen Zelkowicz / Wynnefield Capital.
In January 2022, the Company and its subsidiary, Summer Infant (USA), Inc., entered into a Loan and Security Agreement with Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap

Value, L.P. I, as lenders, and Wynnefield Capital, Inc., as agent for the lenders. The lenders are existing stockholders of the Company and, together with affiliates, beneficially own approximately 36% of the Company’s outstanding common stock. Stephen Zelkowicz, an employee of Wynnefield Capital, Inc., currently serves on the Board.
Insurance and Indemnification of Directors and Executive Officers
Under the Merger Agreement, Parent and Merger Sub agree that all rights to indemnification, advancement of expenses, and exculpation from liabilities for acts or omissions occurring at, or prior to, the Effective Time existing as of the date of the Merger Agreement in favor of the indemnitees as provided in SUMR’s certificate of incorporation and bylaws and indemnification agreements of SUMR will be assumed by the surviving corporation and Parent in the Merger, without further action, at the Effective Time and will survive the Merger and continue in full force and effect in accordance with their terms. For a period of six years from the Effective Time of the Merger, the surviving corporation and its subsidiaries will maintain in effect the indemnification, advancement of expenses, exculpation, and limitations on liability of directors and officers provisions as provided in the certificate of incorporation and bylaws or similar organizational documents in effect as the effective date of the Merger, and will not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors, officers, or employees of SUMR or its subsidiaries.
The Merger Agreement provides that the Company shall purchase a “tail” insurance policy to become effective at the Effective Time with a claims period of at least six years from and after the Effective Time of the Merger, with benefits and levels of coverage no less favorable as SUMR’s existing policies with respect to matters existing or occurring at or prior to the Effective Time of the Merger.
If either Parent or the surviving corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation, partnership, or entity of such consolidation or Merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each case, proper provisions will be made so that the successor or assign expressly assumes the insurance and indemnification obligations described above.
Named Executive Officer Golden Parachute Compensation
Our named executive officers for 2021 were Messrs. Noyes and Meier, and Edmund Schwartz, our former Chief Financial Officer from June 2020 until March 2021. Our named executive officers are not entitled to any payments or benefits in connection with the consummation of the Merger, nor do they own any SUMR common stock that will be converted into the Merger Consideration. While neither Mr. Noyes nor Mr. Meier will receive directly any portion of the Riveron Success Fee of approximately $258,120 that is payable to Riveron as described above under “— Riveron Engagement,” the Company has engaged their services as CEO and Interim CFO, respectively, of the Company, pursuant to the Letter Agreement with Riveron, and a portion of the Riveron Success Fee may be deemed to be indirectly payable to them.. Accordingly, the following table reflects for each of Mr. Noyes and Mr. Meier the Riveron Success Fee. The compensation summarized in the table below is subject to a non-binding, advisory vote of the Company stockholders as described in “Proposal 2: Advisory Vote on Merger-Related Named Executive Officer Compensation” on page 86 of this proxy statement.
Golden Parachute Compensation
Name	Cash
Stuart Noyes	$258,120
Bruce Meier	$258,120

Voting and Support Agreements
In connection with entering into the Merger Agreement, each of Wynnefield Capital Management LLC (“Wynnefield”) and Jason Macari, who in the aggregate beneficially own shares of common stock constituting approximately 53% of SUMR’s issued and outstanding common stock, have each entered into a similar Support Agreement with Parent. Pursuant to the Support Agreements, each of Wynnefield and Mr. Macari agreed, among other things, to vote their shares beneficially owned in favor of the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Support Agreement. The Support Agreements automatically terminate upon the earlier of (i)the Effective Time of the Merger, (ii) the date on which the Merger Agreement is validly terminated in accordance with its terms, (iii) the termination of the Support Agreement by mutual written consent of the parties and (iv) our Board changes its Company Board Recommendation. In addition, under the terms of the Support Agreements, Wynnefield and Mr. Macari have each agreed not to transfer their shares prior to, in the case of Wynnefield, June 30, 2022, subject to an extension through July 31, 2022, and in the case of Mr. Macari, until the Effective Time or earlier termination of the Support Agreement, in each case as set forth in the Support Agreements.
Financing of the Merger
We anticipate that the total funds needed to complete the Merger (including the funds to pay the SUMR stockholders the amounts due to them under the Merger Agreement), would be approximately $83.0 million, which will be funded using a portion of the proceeds of loan agreements to be entered into by Parent.
In connection with the entry into the Merger Agreement, Parent obtained (i) a debt commitment letter from Wells Fargo Bank, National Association to provide debt financing upon the terms and subject to the conditions set forth in the debt commitment letter in the aggregate amount of up to $130.0 million in the form of a senior secured revolving loan facility (the “Wells Fargo facility”) and (ii) a debt commitment letter from TCW Asset Management Company LLC to provide debt financing upon the terms and conditions set forth in the debt commitment letter in the aggregate amount of up to $110.0 million in the form of a senior secured first lien term loan facility (the “TCW facility” and with the Wells Fargo facility, the “debt facilities” and the financing available under the debt facilities, the “debt financing”).
The proceeds of the debt financing will be used to (i) finance the consummation of the transactions contemplated by the Merger Agreement on the closing date, including the payment of any amounts required to be paid by Parent pursuant to the Merger Agreement on the closing date, (ii) repay indebtedness of SUMR under its existing credit facilities (the “closing refinancing”), (iii) refinance existing Parent indebtedness, (iv) fund working capital and general corporate purposes (including to finance any closing date working capital needs of SUMR or its subsidiaries on the closing date) and (v) pay fees and expenses incurred in connection therewith.
The Wells Fargo facility will be a senior secured revolving loan and letter of credit facility totaling commitments of up to $130.0 million. The Wells Fargo facility will include as borrowers (i) the Parent and all other wholly-owned direct or indirect operating subsidiaries of Kids2 Holding LLC (the “Holdings Subsidiaries”) organized under the laws of the United States (the “Wells US Borrowers”), (ii) Kids2 Australia Pty Limited and the Holdings Subsidiaries organized under the laws of Australia (the “Wells AU Borrowers”), (iii) Kids2 Canada Co and the Holdings Subsidiaries organized under the laws of Canada (the “Wells CA Borrowers”), (iv) Kids2 Europe B.V. and the Holdings Subsidiaries organized under the laws of the Netherlands (the “Wells Dutch Borrowers”), and (v) Kids2 Far East Limited and the Holdings Subsidiaries organized under the laws of Hong Kong (the “Wells HK Borrowers” and, together with the Wells US Borrowers, the Wells AU Borrowers, the Wells CA Borrowers, and the Wells Dutch Borrowers, the “Wells Borrowers”), in each case subject to borrowing bases for each Wells Borrower determined by Collateral located in the applicable jurisdictions. The Wells Fargo facility will be secured by (a) a first priority security interest in the Wells Borrowers’ (and from time to time certain affiliate guarantors’) present and future assets and properties, and (b) a second priority security interest in the Wells Borrowers’ (and from time to time certain affiliate guarantors’) present and future assets and properties consisting of (i) real property and fixtures, (ii) investment property and general intangibles (including intellectual property), equipment, instruments, letter of credit rights, commercial tort claims and certain other assets, (iii) all books and records relating to the foregoing and (iv) all proceeds relating to the foregoing (subject to customary limitations). The Wells Fargo facility will have a maturity date of five years from the anniversary of the closing date thereof.
The TCW facility will be a term loan facility in an aggregate principal amount of up to $110.0 million. The Parent will be the borrower under the TCW facility (the “TCW Borrower”). The obligations of the Parent under the TCW Facility will be unconditionally guaranteed jointly and severally on a senior secured first lien bases (subject to permitted liens and other customary exceptions) by Holdings, the Holdings Subsidiaries organized in the United States, and certain material Holdings Subsidiaries organized outside of the United States (the “TCW Guarantors”). The TCW facility will be secured by (a) a first priority security interest in the TCW Borrower’s and the TCW Guarantors’ present and future assets and properties consisting of (i) real property and fixtures, (ii) investment property and general intangibles (including intellectual property), equipment, instruments, letter of credit rights, commercial tort claims and certain other assets, (iii) all books and records relating to the foregoing and (iv) all proceeds relating to the foregoing (subject to customary limitations), (b) a first priority security interest in (i) all of the equity interests of the TCW Borrower, each direct subsidiary of the Borrower and of each TCW Guarantor (subject to certain applicable foreign guaranty and pledge limitations). The TCW facility will have a maturity date of five years from the anniversary of the closing date thereof.
With respect to the Wells Fargo facility, the obligations of Wells Fargo under the debt commitment letter to provide the debt financing are subject to a number of limited conditions that are customary for acquisition financing of this type, including, among other things, after giving effect to the application of proceeds of the loans thereunder, (i) the execution and delivery of the loan documents evidencing the Wells Fargo facility will be consistent with the term sheet and the commitment letter executed in connection therewith; (ii) the Merger will have been consummated in all material respects substantially concurrently with the funding of the Wells Fargo facility, in accordance with the terms of the Merger Agreement, subject to any modifications, amendments, consents or waivers thereto, other than those that are materially adverse to the agent, lead arranger or lenders under the Wells Fargo facility; (iii) with respect to SUMR and its subsidiaries, since the date of the Merger Agreement, there shall not have occurred, and there shall not exist, any fact, condition, circumstance, change, development or occurrence that has had or would reasonably be expected to have, a Company Material Adverse Effect (as defined in the Merger Agreement); (iv) with respect to the Parent, since December 31, 2021, there has been no material adverse effect (including but not limited to certain economic sanctions imposed by a governmental authority of the United States of America or the Republic of China in connection with any war or similar conflict, and the loss of any single customer of the Parent or a subsidiary of the Parent, in its entirety, which customer accounts for greater than $50.0 million of the consolidated revenues of the Parent and its subsidiaries); (v) the accuracy of certain limited representations and warranties; (vi) as of the closing date, all existing indebtedness of the Parent will be paid down in connection with the funding of the Wells Fargo facility; (vii) delivery of certain audited and unaudited balance sheets, statements of income, stockholders’ equity and cash flows of the business of SUMR and its subsidiaries and the Parent; (viii) the delivery of certain customary closing documents (including a customary solvency certificate); (ix) the payment of applicable invoiced fees and expenses, and (x) the execution and delivery of the TCW facility documents.
With respect to the TCW facility, the obligations of Wells Fargo under the debt commitment letter to provide the debt financing are subject to a number of limited conditions that are customary for acquisition financing of this type, including, among other things, after giving effect to the application of proceeds of the loans thereunder, (i) the execution and delivery of the loan documents evidencing the Wells Fargo facility will be consistent with the term sheet and the commitment letter executed in connection therewith; (ii) the Merger will have been consummated in all material respects substantially concurrently with the funding of the Wells Fargo facility, in accordance with the terms of the Merger Agreement, subject to any modifications, amendments, consents or waivers thereto, other than those that are materially adverse to the agent, lead arranger or lenders under the Wells Fargo facility; (iii) with respect to SUMR and its subsidiaries, since the date of the Merger Agreement, there shall not have occurred, and there shall not exist, any fact, condition, circumstance, change, development or occurrence that has had or would reasonably be expected to have, a Company Material Adverse Effect (as defined in the Merger Agreement); (iv) with respect to the Parent, since December 31, 2021, there has been no material adverse effect (including (x) certain economic sanctions imposed by a governmental authority of the United States of America or the Republic of China in

connection with any war or similar conflict, (y) the loss of any single customer of the Parent or a subsidiary of the Parent, in its entirety, which customer accounts for greater than $50,000,000 of the consolidated revenues of the Parent and its subsidiaries, and (z) Ryan Gunnigle ceasing to serve as the TCW Borrower’s Chief Executive Officer as a result of death or disability); (v) the accuracy of certain limited representations and warranties; (vi) as of the closing date, all existing indebtedness of the Parent will be paid down in connection with the funding of the Wells Fargo facility; (vii) delivery of certain audited and unaudited balance sheets, statements of income, stockholders’ equity and cash flows of the business of the SUMR and its subsidiaries and the Parent; (viii) the delivery of certain customary closing documents (including a customary solvency certificate); (ix) the payment of applicable invoiced fees and expenses; and (x) the execution and delivery of the Wells Fargo facility documents.
The obligations of Wells Fargo under the debt commitment letter to provide its debt financing will terminate upon the earliest to occur of (1) 11:59 p.m., New York City time, on July 29, 2022, (2) the closing of the Merger without the use of such debt financing or (3) the termination of the Merger Agreement.
The obligations of TCW under the debt commitment letter to provide its debt financing will terminate upon the earliest to occur of (1) 11:59 p.m., New York City time, on July 9, 2022, (2) the closing of the Merger with or without the use of such debt financing or (3) the effectiveness of the loan documents and occurrence of the date that the initial loans are funded under the term loan facility and the transactions contemplated under the debt commitment letter, including the closing of the Merger, the closing refinancing and the payment of all related fees and expenses are consummated.
If any portion of the debt financing becomes unavailable on the terms and conditions contemplated by the above mentioned debt commitment letters and the fee letters related thereto, Parent has agreed under the Merger Agreement to use its commercially reasonable efforts to, as promptly as reasonably practicable following the occurrence of such event, (i) obtain alternative financing from alternative sources on terms and conditions not materially less favorable in the aggregate to Parent and the Merger Sub than those set forth in the debt commitment letters and in an amount equal to the debt financing or such unavailable portion thereof and (ii) obtain one or more new debt commitment letters which will replace the existing debt commitment letters in whole or in part.
As of the last practicable date before the printing of this proxy statement, the debt commitment letters are in effect, and Parent has not notified us of any plans to utilize alternative financing. The documentation governing the debt financing contemplated by the debt commitment letters has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement.
Legal Proceedings Regarding the Merger
On April 13, 2022, a purported stockholder of the Company filed a complaint in the U.S. District Court for the Southern District of New York, captioned Ryan O’Dell v. Summer Infant, Inc., et al., Case No. 1:22-cv-03050-VSB, naming the Company and each member of the Board as defendants. The complaint alleges that the Company’s preliminary proxy statement filed with the SEC on April 8, 2022 materially misrepresents or omits certain purportedly material information relating to financial projections of the Company and the valuation analyses performed by one of the Company’s financial advisors. The complaint asserts violations of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against all defendants, and violations of Section 20(a) of the Exchange Act against our Board. The stockholder complaint seeks, among other things, an injunction enjoining consummation of the Merger unless disclosure of all allegedly omitted information is made, rescission of the Merger Agreement, directing the individual defendants to account to the plaintiff for all alleged damages suffered as a result of the alleged wrongdoing, and awarding costs of the action, including plaintiff’s reasonable attorneys’ and experts’ fees and expenses.
On April 20, 2022, a purported stockholder of the Company filed a complaint in the U.S. District Court for the Eastern District of Pennsylvania, captioned Matthew Hopkins v. Summer Infant, Inc., et al., Case No. 2:22-cv-01545-JDW, naming the Company and each member of the Board as defendants. The complaint alleges that the Company’s preliminary proxy statement filed with the SEC on April 8, 2022 omits certain purportedly material information relating to financial projections of the Company, the valuation analyses performed by one of the Company’s financial advisors, and that it fails to disclose whether the Company entered into any confidentiality agreements with “don’t ask, don’t waive” provisions. The complaint asserts violations of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against all defendants, and violations of Section 20(a) of the Exchange Act against our Board. The stockholder complaint seeks, among other things, an injunction enjoining consummation of the Merger, rescission of the Merger if the Proposed Merger is consummated, directing the individual defendants to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading, declaring that the defendants violated Sections 14(a) and/or Section 20 of the Exchange Act, as well as Rule 14a-9, and awarding costs of the action, including plaintiff’s reasonable attorneys’ and experts’ fees.
On April 20, 2022, a purported stockholder of the Company filed a complaint in the U.S. District Court for the Eastern District of New York, captioned Jeffrey D. Justice, II, v. Summer Infant, Inc., et al., Case No. 1:22-cv-02260, naming the Company and each member of the Board as defendants. The complaint alleges that the Company’s preliminary proxy statement filed with the SEC on April 8, 2022, omits certain purportedly material information relating to financial projections of the Company, the valuation analyses performed by one of the Company’s financial advisors, the terms of the engagement of one of the Company’s financial advisors, and that it fails to disclose whether the Company entered into any confidentiality agreements with “don’t ask, don’t waive” provisions. The complaint asserts violations of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder against all defendants, and violations of Section 20(a) of the Exchange Act against our Board. The stockholder complaint seeks, among other things, an injunction enjoining consummation of the Merger, rescission of the Merger if the Proposed Merger is consummated, directing the individual defendants to disseminate a proxy statement that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading, declaring that the defendants violated Sections 14(a) and/or Section 20 of the Exchange Act, as well as Rule 14a-9, and awarding costs of the action, including plaintiff’s reasonable attorneys’ and experts’ fees.
Additional complaints or demands may be filed in connection with the Merger, which could prevent or delay completion of the Merger and result in additional costs to the Company. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, the Company will not necessarily announce them.
While the Company believes that the claims asserted in these complaints are without merit and that no additional disclosure is required under applicable law, in order to avoid the risk of these complaints delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily provide certain disclosures in this proxy statement.
Appraisal Rights
General
If the Merger is completed, holders of shares of SUMR common stock who do not vote in favor of the adoption of the Merger Agreement and who properly demand an appraisal of their shares and who otherwise comply with the requirements set forth in Section 262 of the DGCL will be entitled to appraisal rights in connection with the Merger. Strict compliance with the statutory procedures in Section 262 of the DGCL is required. Failure to timely and properly comply with such statutory requirements will result in the loss of your appraisal rights.
This section summarizes certain material provisions of the DGCL pertaining to appraisal rights. The following discussion, however, is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by reference to the full text of Section 262 of the DGCL, which is attached as Appendix C to this proxy statement and incorporated by reference herein. All references within Section 262 of the DGCL to “stockholder” are to the record holder of shares of SUMR common stock. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not a SUMR stockholder should exercise its right to seek appraisal under Section 262 of the DGCL.

Under the DGCL, if you hold one or more shares of SUMR common stock, do not vote in favor of the adoption of the Merger Agreement, continuously are the record holder of such shares through the Effective Time and otherwise comply with the requirements set forth in Section 262 of the DGCL, you will be entitled to have your shares appraised by the Delaware Court of Chancery and to receive the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the Merger or related transactions) in cash, together with interest, if any, to be paid upon the amount determined to be the fair value. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more or less than, or the same as, the Merger Consideration which SUMR stockholders will be entitled to receive upon the consummation of the Merger pursuant to the Merger Agreement. These rights are known as appraisal rights.
Under Section 262 of the DGCL, not less than 20 days prior to the Special Meeting at which the adoption of the Merger Agreement will be submitted to the stockholders, SUMR must notify each stockholder who was a SUMR stockholder on the Record Date and who is entitled to exercise appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes the required notice, and a copy of Section 262 of the DGCL is attached as Appendix C to this proxy statement.
A HOLDER OF SUMR COMMON STOCK WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO SHOULD REVIEW THE FOLLOWING DISCUSSIONS AND APPENDIX C CAREFULLY. FAILURE TO COMPLY PRECISELY WITH THE PROCEDURES OF SECTION 262 OF THE DGCL IN A TIMELY AND PROPER MANNER WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS. BECAUSE OF THE COMPLEXITY OF THE PROCEDURES FOR EXERCISING THE RIGHT TO SEEK APPRAISAL UNDER SECTION 262 OF THE DGCL, A HOLDER OF SUMR COMMON STOCK WHO IS CONSIDERING WHETHER TO EXERCISE ITS APPRAISAL RIGHTS IS ENCOURAGED TO CONSULT WITH ITS OWN LEGAL COUNSEL. ANY SHARES OF SUMR COMMON STOCK HELD BY A SUMR STOCKHOLDER WHO FAILS TO PERFECT, SUCCESSFULLY WITHDRAWS, OR OTHERWISE LOSES HIS, HER, OR ITS APPRAISAL RIGHTS WILL BE DEEMED TO HAVE BEEN CONVERTED AS OF THE EFFECTIVE TIME INTO THE RIGHT TO RECEIVE THE MERGER CONSIDERATION.
How to Exercise and Perfect Your Appraisal Rights
If you are a SUMR stockholder and wish to exercise the right to seek an appraisal of your shares of SUMR common stock, you must comply with ALL of the following:
•
you must NOT vote “FOR,” or otherwise consent in writing to, the Merger Proposal. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, if you submit a proxy and wish to exercise your appraisal rights, you must include voting instructions to vote your shares “AGAINST,” or as an abstention with respect to, the Merger Proposal;

•
you must continuously hold your shares of SUMR common stock from the date of making the demand through the Effective Time of the Merger. You will lose your appraisal rights if you transfer your shares of SUMR common stock before the Effective Time of the Merger;

•
prior to the taking of the vote on the Merger Proposal at the Special Meeting, you must deliver a proper written demand for appraisal of your shares; and

•
you, another stockholder, an appropriate beneficial owner, or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of your shares of SUMR common stock within 120 days after the Effective Time of the Merger. The Surviving Corporation is under no obligation to file any such petition in the Delaware Court of Chancery and has no intention of doing so. Accordingly, it is the obligation of SUMR stockholders to initiate all necessary action to properly demand their appraisal rights in respect of shares of SUMR common stock within the time prescribed in Section 262 of the DGCL.

Filing a Written Demand
Neither voting against the Merger Proposal, nor abstaining from voting or failing to vote on the Merger Proposal, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. Any holder of shares of SUMR common stock wishing to exercise appraisal rights must deliver to SUMR, before the taking of the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of the stockholder’s shares. A stockholder’s failure to deliver the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal.
A demand for appraisal must be executed by or on behalf of the stockholder of record. Only a holder of record may demand appraisal rights for the shares of SUMR common stock registered in that holder’s name. Such demand will be sufficient if it reasonably informs SUMR of the identity of the stockholder and that the stockholder intends to demand appraisal of the “fair value” of his, her, or its shares of SUMR common stock. Beneficial owners who do not also hold their shares of SUMR common stock of record may not directly make appraisal demands to SUMR. The beneficial owner must, in such case, arrange for the holder of record, such as broker, bank, or nominee, to timely submit the required demand in respect of those shares of SUMR common stock. A holder of record, such as a broker, bank, or nominee, who holds shares of SUMR common stock as a nominee or intermediary for others, may exercise appraisal rights with respect to the shares of SUMR common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. The written demand should state the number of shares of SUMR common stock as to which appraisal is sought. Where no number of shares of SUMR common stock is expressly mentioned, the demand will be presumed to cover all shares of SUMR common stock held in the name of the holder of record.
IF YOU HOLD YOUR SHARES OF SUMR COMMON STOCK IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND YOU WISH TO EXERCISE APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR BANK, BROKER, OR NOMINEE TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM, OR NOMINEE TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. IF YOU HAVE A BENEFICIAL INTEREST IN SHARES OF SUMR COMMON STOCK HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A NOMINEE OR INTERMEDIARY, YOU MUST ACT PROMPTLY TO CAUSE THE HOLDER OF RECORD TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO DEMAND YOUR APPRAISAL RIGHTS. IF YOU HOLD YOUR SHARES OF SUMR COMMON STOCK THROUGH A BANK OR BROKERAGE WHO IN TURN HOLDS THE SHARES THROUGH A CENTRAL SECURITIES DEPOSITORY NOMINEE, SUCH AS THE DEPOSITORY TRUST COMPANY, A DEMAND FOR APPRAISAL OF SUCH SHARES MUST BE MADE BY OR ON BEHALF OF THE DEPOSITORY NOMINEE AND MUST IDENTIFY THE DEPOSITORY NOMINEE AS THE HOLDER OF RECORD.
If your shares of SUMR common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian, or custodian, execution of the demand for appraisal should be made in that capacity, and if your shares are owned of record jointly with one or more other persons, as in a joint tenancy or tenancy in common, the demand for appraisal should be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the holder or holders of record and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the holder or holders of record. Stockholders who hold their shares of SUMR common stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers or other nominees to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
Summer Infant, Inc.
Attention: Secretary
1275 Park East Drive
Woonsocket, Rhode Island 02895
At any time within 60 days after the Effective Time of the Merger, any SUMR stockholder that made a demand for appraisal but has not commenced an appraisal proceeding or joined in such a proceeding as a named party will have the right to withdraw the demand and to accept the Merger Consideration in accordance with the Merger Agreement for his, her, or its shares of SUMR common stock by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal, but after such 60 day period a demand for appraisal may be withdrawn only with the written approval of the Surviving Corporation.
Notice by the Surviving Corporation.   Within ten days after the Effective Time of the Merger, SUMR, as the Surviving Corporation, must notify each holder of SUMR common stock who has made a written demand for appraisal pursuant to Section 262 of the DGCL and has not voted in favor of the Merger Proposal of the date that the Merger has become effective.
Filing a Petition for Appraisal with the Delaware Court of Chancery.   Within 120 days after the Effective Time of the Merger, but not later, either you, provided you have complied with the requirements of Section 262 of the DGCL and are otherwise entitled to appraisal rights, or the Surviving Corporation may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by you, demanding an appraisal of the value of the shares of SUMR common stock held by all stockholders who have properly demanded appraisal. None of Parent, Merger Sub, or SUMR, as the Surviving Corporation is under any obligation to file an appraisal petition or has any intention to do so. If you desire to have your shares of SUMR common stock appraised, you should initiate any petitions necessary for properly demanding your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL. The failure of a holder of SUMR common stock to file such a petition within the time periods specified in Section 262 could nullify the stockholder’s previous written demand for appraisal.
Within 120 days after the Effective Time of the Merger, provided you have complied with the provisions of Section 262 of the DGCL, you will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of SUMR common stock not voted in favor of the Merger Proposal and with respect to which SUMR has received demands for appraisal, and the aggregate number of holders of those shares. The Surviving Corporation must mail this statement to you within the later of (i) ten days after receipt by the Surviving Corporation of the request therefor or (ii) ten days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of SUMR common stock held in a voting trust or by a nominee on your behalf you may, in your own name, file an appraisal petition or request from the Surviving Corporation the statement described in this paragraph.
If a petition for appraisal is not timely filed or if you deliver to the Surviving Corporation a written withdrawal of your demand for an appraisal and an acceptance of the Merger, either within 60 days after the Effective Time or thereafter with the written approval of the Surviving Corporation, then the right to appraisal will cease.
If a petition for appraisal is duly filed by you or another holder of record of SUMR common stock who has properly exercised his, her, or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the Surviving Corporation, the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Court of Chancery a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares of SUMR common stock and with whom agreements as to the value of their shares of SUMR common stock have not been reached by the Surviving Corporation. After notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Corporation and to the stockholders shown on the list at the addresses therein stated as required by the court, the

Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine which SUMR stockholders have complied with Section 262 of the DGCL and have become entitled to appraisal rights and may require the SUMR stockholders demanding appraisal who hold certificated shares of SUMR common stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery may dismiss the proceedings as to any SUMR stockholder who fails to comply with this direction. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Delaware Court of Chancery deems advisable. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and the costs thereof shall be borne by the Surviving Corporation. In addition, the Delaware Court of Chancery will dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (i) the total number of shares of SUMR common stock entitled to appraisal exceeds 1% of the outstanding shares of SUMR common stock, or (ii) the value of the consideration provided in the Merger for such total number of shares of SUMR common stock exceeds $1.0 million.
The appraisal proceeding will be conducted as to the shares of SUMR common stock owned by such stockholders, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the appraisal proceeding, the Delaware Court of Chancery will determine the fair value of the shares of SUMR common stock held by all SUMR stockholders who have properly demanded their appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery, in its discretion determines otherwise for good cause shown, and except as otherwise provided in Section 262 of the DGCL, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. Upon application by the Surviving Corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the Surviving Corporation and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal. At any time before the entry of judgment in the proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the SUMR stockholders entitled to receive the same, forthwith in the case of uncertificated stockholders or upon surrender by certificated stockholders to the Surviving Corporation of their stock certificates.
In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise, and any other factors which were known or which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.” An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a

Merger is not an opinion as to fair value under Section 262 of the DGCL. The fair value of shares of SUMR common stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the Merger Consideration. Neither Parent nor SUMR, as the Surviving Corporation, anticipates offering more than the Merger Consideration to any SUMR stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262 of the DGCL, the “fair value” of a share of SUMR common stock is less than the Merger Consideration. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery.
If no party files a petition for appraisal within 120 days after the Effective Time of the Merger, you will lose the right to an appraisal and will instead receive the Merger Consideration in accordance with the Merger Agreement, without interest thereon, less any withholding taxes.
The Delaware Court of Chancery may determine the costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) and may tax those costs upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of SUMR common stock entitled to appraisal. In the absence of such an order, each party to the appraisal proceeding bears its own expenses.
If you have duly demanded an appraisal in compliance with Section 262 of the DGCL you will not, from and after the Effective Time of the Merger, be entitled to vote the shares of SUMR common stock subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of SUMR common stock as of a record date prior to the Effective Time of the Merger.
If you have not commenced an appraisal proceeding or joined such a proceeding as a named party you may withdraw a demand for appraisal and accept the Merger Consideration by delivering a written withdrawal of the demand for appraisal and an acceptance of the consideration payable in the Merger to the Surviving Corporation, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the Surviving Corporation, and no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery. Such approval may be conditioned on the terms the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any SUMR stockholder that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered in the Merger within 60 days after the Effective Time of the Merger. If you fail to properly demand or successfully withdraw your demand for appraisal, or otherwise lose your appraisal rights, your shares of SUMR common stock will be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration, without interest thereon, less any withholding taxes.
Failure to follow the steps required by Section 262 of the DGCL for properly demanding appraisal rights may result in the loss of your appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your shares of SUMR common stock in accordance with the Merger Agreement.
THE PROCESS OF DEMANDING AND EXERCISING APPRAISAL RIGHTS REQUIRES STRICT COMPLIANCE WITH THE TECHNICAL PREREQUISITES OF SECTION 262 OF THE DGCL. IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, YOU SHOULD CONSULT WITH YOUR OWN LEGAL COUNSEL. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262 OF THE DGCL, THE DGCL WILL GOVERN.

Accounting Treatment
The Merger will be accounted for as a “business combination” for financial accounting purposes.
U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of the material U.S. federal income tax consequences of the Merger to U.S. holders and non-U.S. holders (each as defined below) of SUMR common stock who receive Merger Consideration in exchange for shares of SUMR common stock pursuant to the Merger. This discussion is for general information purposes only and does not purport to be a complete analysis of all potential tax consequences of the Merger. The tax consequences of the Merger under U.S. federal tax laws other than those pertaining to income tax, such as estate and gift tax laws, and any applicable state, local, and non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, judicial decisions and published rulings, and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could affect the accuracy of the statements and conclusions set forth in this summary. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Merger.
This discussion is limited to holders of shares of SUMR common stock who hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances, including the impact of the Medicare contribution tax on net investment income and the alternative minimum tax. In addition, this discussion does not address the U.S. federal income tax consequences to holders subject to special rules under the U.S. federal income tax laws, including, without limitation:
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U.S. expatriates and former citizens or long-term residents of the United States;

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U.S. holders whose functional currency is not the U.S. dollar;

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persons holding shares of SUMR common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

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banks, insurance companies, and other financial institutions;

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brokers or dealers in securities;

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traders in securities that elect to apply a mark-to-market method of accounting;

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“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

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“S corporations,” partnerships, or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities (and investors therein);

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real estate investment trusts and regulated investment companies;

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tax-exempt organizations or governmental organizations;

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persons subject to special tax accounting rules as a result of any item of gross income with respect to shares of SUMR common stock being taken into account in an applicable financial statement;

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persons deemed to sell their shares of SUMR common stock under the constructive sale provisions of the Code;

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persons who own an equity interest, actually or constructively, in Parent or, following the Merger, the Surviving Corporation;

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persons who hold or received their shares of SUMR common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

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tax-qualified retirement plans.

This discussion also does not address the U.S. federal income tax consequences to holders of shares of SUMR common stock who exercise appraisal rights in connection with the Merger under the DGCL.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds shares of SUMR common stock, the tax treatment of a partner in such partnership will generally depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding SUMR common stock and partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences of the Merger to them.
THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX OR LEGAL ADVICE. HOLDERS OF SUMR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES OF THE MERGER ARISING UNDER THE U.S. FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX, INCLUDING ESTATE OR GIFT TAX LAWS, OR UNDER ANY STATE, LOCAL, OR NON-U.S. TAX LAWS OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences to U.S. Holders
Definition of a U.S. Holder
For purposes of this discussion, a “U.S. holder” is any beneficial owner of shares of SUMR common stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust that (i) is subject to the primary supervision of a U.S. court and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized to control all substantial decisions of the trust or (ii) has a valid election in effect to be treated as a “United States person” for U.S. federal income tax purposes.

Effect of the Merger
The receipt of Merger Consideration by a U.S. holder in exchange for shares of SUMR common stock in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. The amount of any taxable gain or loss realized by a U.S. holder who receives Merger Consideration for shares of SUMR common stock in the Merger will generally equal the difference, if any, between the amount of Merger Consideration received for such shares (determined before the deduction of any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis in a share will generally be equal to the amount the U.S. holder paid for such share. The amount and character of such gain or loss and the holding period of shares will be determined separately for each block of shares of SUMR common stock (that is, shares acquired at the same cost in a single transaction) exchanged for Merger Consideration in the Merger. Any gain or loss realized by a U.S. holder upon the receipt of Merger Consideration in exchange for a share of SUMR common stock in the Merger will generally be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder has held such share for more than one year at the effective time of Merger. Otherwise, such gain or loss will be short-term capital gain or loss which is subject to U.S. federal income tax at the same rates as ordinary income. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are generally taxable at a reduced rate. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding
Payments made to a U.S. holder in exchange for shares of SUMR common stock pursuant to the Merger may be subject to information reporting to the IRS and backup withholding. To avoid backup withholding on such payments, U.S. holders that do not otherwise establish an exemption should complete and return to the paying agent a properly executed IRS Form W-9 included in the letter of transmittal certifying that such holder is a U.S. person, that the taxpayer identification number provided is correct and that such holder is not subject to backup withholding. Certain holders (including corporations) are not subject to backup withholding or information reporting rules.
Backup withholding is not an additional tax. Any amounts withheld from payments of Merger Consideration to a U.S. holder pursuant to the Merger under the backup withholding rules may be allowed as a refund or a credit against such U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Tax Consequences to Non-U.S. Holders
Definition of a Non-U.S. Holder
For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of shares of SUMR common stock that is neither a U.S. holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.
Effect of the Merger
A non-U.S. holder will generally not be subject to U.S. federal income tax on any gain realized on the receipt of Merger Consideration in exchange for shares of SUMR common stock in the Merger unless:
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the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is also attributable to a permanent establishment or, in the case of an individual, a fixed base, maintained by the non-U.S. holder in the United States);

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the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of SUMR common stock in the Merger, and certain other requirements are met; or

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SUMR is or has been a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period that the non-U.S. holder held shares of SUMR common stock and the non-U.S. holder held (actually or constructively) more than 5% of the total fair market value of all shares of SUMR common stock at any time during such five-year period.

Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular U.S. federal income tax rates in the same manner as if such non-U.S. holder were a U.S. holder. A non-U.S. holder that is a corporation also may be subject to a branch profits tax on after-tax profits effectively connected with a U.S. trade or business to the extent that such after-tax profits are not reinvested and maintained in the business.
A non-U.S. holder described in the second bullet point above will generally be subject to U.S. federal income tax on gain realized upon the sale or other taxable disposition of SUMR common stock, which may be offset by U.S.-source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, the determination of whether SUMR is a USRPHC depends on the fair market value of its United States real property interests relative to the fair market value of its other trade or business assets and its United States and foreign real property interests. SUMR believes it has not been a USRPHC for U.S. federal income tax purposes during the five-year period preceding the Merger.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Payments made to non-U.S. holders in the Merger may be subject to information reporting to the IRS and backup withholding. Non-U.S. holders generally can avoid information reporting and backup withholding by providing the paying agent with an applicable and properly executed IRS Form W-8BEN, W-8BEN-E, or W-8ECI (or successor form), as the case may be, certifying under penalties of perjury the holder’s non-U.S. status (and the payor or applicable withholding agent does not have actual knowledge or reason to know that the holder is a U.S. person as defined under the Code) or by otherwise establishing an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
The discussion above of U.S. federal income tax consequences is not intended to constitute a complete description of all tax consequences relating to the Merger. This summary is for general information purposes only and is not tax or legal advice. Because individual circumstances may differ, each holder should consult their own tax advisor regarding the applicability of the rules discussed above to the holder and the particular tax effects to the holder of the Merger in light of such holder’s particular circumstances, including the tax consequences arising under the U.S. federal estate or gift tax rules, or through the application of any state, local, or foreign tax laws.

THE MERGER AGREEMENT
The following summary describes certain material provisions of the Merger Agreement. This summary is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement and the Summary of the Merger Agreement
The Merger Agreement and the summary of terms included in this proxy statement have been prepared to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about SUMR contained in this proxy statement or in SUMR’s public filings with the SEC, as described in “Where You Can Find More Information” on page 90 of this proxy statement, may supplement, update, or modify the factual disclosures about SUMR contained in the Merger Agreement and described in this summary. The representations, warranties, and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates and solely for the benefit of the parties to the Merger Agreement, and:
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were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue, due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement instead of establishing these matters as facts;

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have been modified or qualified by certain confidential disclosures that were made among the parties to the Merger Agreement in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached as Appendix A;

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may be subject to a contractual standard of materiality in a way that is different from those generally applicable to you or other stockholders and reports and documents filed with the SEC; and

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may be subject in some cases to other exceptions and qualifications, including exceptions to the effect that the relevant circumstances do not result in, and would not reasonably be expected to have, a Company Material Adverse Effect, as defined in “— Representations and Warranties” below.

Stockholders should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of SUMR, Parent or Merger Sub, or any of their respective affiliates or businesses. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of SUMR, Parent, and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential Company disclosure letter to the Merger Agreement (the “Disclosure Letter”) or as otherwise consented to, which consent may be given without prior notice to the public. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may not have been included in this proxy statement. Accordingly, the representations, warranties, covenants, and other provisions of the Merger Agreement or any description of such provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement, as well as the disclosures in SUMR’s periodic and current reports, proxy statements, and other documents filed with the SEC. See “Where You Can Find More Information” on page 90 of this proxy statement.
The Merger
The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into SUMR,

with SUMR continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly-owned subsidiary of Parent from and after the Effective Time of the Merger.
Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
At the Effective Time, the Surviving Corporation’s certificate of incorporation and bylaws will each be amended in their entirety to be the certificate of incorporation and bylaws that have been agreed upon by SUMR, Parent and Merger Sub as set forth in exhibits to the Merger Agreement.
The Company will take all requisite action so that from and after the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, each to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
The Company will take all requisite action so that from and after the Effective Time, the officers of Merger Sub immediately prior to the Effective Time will be the officers of the Surviving Corporation, each to hold office until their respective successors are duly appointed in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
Closing of the Merger; Effective Time
The closing of the Merger will take place by the electronic exchange of documents as soon as practicable on a date no later than the third business day following the approval of the Merger Proposal at the Special Meeting or such other date as agreed to by SUMR and Parent, provided that the other closing conditions have also been satisfied or waived in accordance with the Merger Agreement (as described in “— Conditions to the Closing of the Merger” below).
The parties will consummate the Merger by the filing and acceptance of the Certificate of Merger by the Delaware Secretary of State.
Merger Consideration
In accordance with the terms and conditions of the Merger Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Merger Sub, SUMR, or the holders of any our common stock, each share of our common stock that is outstanding immediately prior to the Effective Time (other than (i) shares held by SUMR as treasury stock or held by Parent or Merger Sub or any wholly owned subsidiary of SUMR, Parent or Merger Sub and (ii) Dissenting Shares) will be canceled and automatically converted into the right to receive the Merger Consideration upon the surrender of a certificate representing such share of common stock or the transfer of non-certified shares represented by book entry (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required)) and subject to adjustment to reflect any stock split, reverse stock split, stock dividend, recapitalization or other like change with respect to shares of our common stock having a record date on or after the date of the Merger Agreement and prior to the Effective Time.
Treatment of Restricted Stock Awards
Prior to the Effective Time, each unvested RSA will, without any further action, be cancelled and converted into the right to receive in cash (without interest and subject to deduction for any required withholding tax) an amount equal to the product of the Merger Consideration multiplied by the number of shares subject to the RSA (the “RSA Consideration”).
Treatment of Options
Prior to the Effective Time, each outstanding unexercised, vested or unvested stock option will, without any further action, be cancelled and converted into the right to receive in cash (without interest and subject to deduction for any required withholding tax) an amount equal to the product of the excess, if any, of the Merger Consideration over the exercise price of each stock option, multiplied by the number of shares issuable upon exercise of the stock option (the “Option Consideration”).

Dissenting Shares
Dissenting Shares will not be converted into the right to receive the Merger Consideration but will be converted into the right to receive consideration as may be determined pursuant to the DGCL. If any holder of Dissenting Shares fails to perfect or withdraws or loses their right to appraisal and/or payment, then each share of SUMR common stock of such holder will be treated as if it had been converted as of the Effective Time into the right to receive the Merger Consideration, without interest and less any applicable withholding taxes, in the same manner as any other shares of SUMR common stock that were not Dissenting Shares.
Exchange and Payment Procedures
At or prior to the Effective Time, Parent will designate Continental Stock Transfer & Trust Company as the payment agent (the “Payment Agent”) to handle the exchange of shares of SUMR common stock for the Merger Consideration. On the date of the closing of the Merger, (i) Parent will deposit, or cause to be deposited, with the Payment Agent, cash in U.S. dollars in an amount sufficient to pay the aggregate Merger Consideration (other than Dissenting Shares) to which the holders of SUMR common stock are entitled to at the Effective Time pursuant to the Merger Agreement and (ii) Parent will deposit, or cause to be deposited, with the Surviving Corporation, cash in an amount sufficient to pay the aggregate RSA Consideration and Option Consideration to which holders of RSAs and stock options are entitled to at the Effective Time pursuant to the Merger Agreement, and amounts sufficient to pay the employer portion of any payroll or other taxes that are or will be incurred in connection with such payments. The cash deposited with the Payment Agent and with the Surviving Corporation by Parent is referred to as the “Payment Fund.”
Promptly after the Effective Time, Parent will instruct the Payment Agent to mail to each person that was, immediately prior to the Effective Time, a holder of record of SUMR common stock, represented by a stock certificate or as book-entry shares (other than Dissenting Shares), which shares were converted into the right to receive the Merger Consideration, a letter of transmittal together with instructions for effecting the surrender of the stock certificates or transfer book entry shares in exchange for payment of the Merger Consideration. Upon receipt of (i) a stock certificate, a surrendered certificate or certificates (or affidavit of loss) together with the signed letter of transmittal, or (ii) in the case of shares of SUMR common stock held in book-entry form, the receipt of the signed letter of transmittal, receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) the holder of such shares will be entitled to receive the Merger Consideration in exchange therefor and such certificates or book-entry shares will be cancelled. If certificates or book-entry shares are presented to the Surviving Corporation after the Effective Time for any reason, they will be canceled and exchanged for the Merger Consideration, as provided for in the Merger Agreement. Until surrendered, certificates and book-entry shares represent only the right to receive the Merger Consideration. The amount of any Merger Consideration paid to the stockholders may be reduced by any applicable withholding taxes. No interest will be paid or accrued on the cash payable upon the surrender or transfer of certificate or book-entry shares.
From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation for shares of SUMR common stock that were issued and outstanding immediately prior to the Effective Time, other than transfers for trades that took place prior to the Effective Time.
Termination of Payment Fund
Any portion of the Payment Fund (including any interest) that remains undistributed to the holders of SUMR common stock one year after the Effective Time will be delivered to the Surviving Corporation and any holders of SUMR common stock who have not complied with the exchange procedures in the Merger Agreement must look to the Surviving Corporation for payment of the Merger Consideration, without interest and subject to any applicable withholding taxes and abandoned property, escheat, or similar laws. Any portion of the Payment Fund (including any interest) that remains unclaimed by the holders of SUMR common stock two years after the Effective Time will become the property of the Surviving Corporation, free and clear of any claims or interest, subject to any applicable withholding taxes and abandoned property, escheat, or similar laws.

Lost, Stolen, or Destroyed Certificates
The owners of any stock certificate that has been lost, stolen or destroyed, must deliver an affidavit of that fact to the Paying Agent who will, in exchange for such lost, stolen, or destroyed stock certificate, pay the Merger Consideration pursuant to the Merger Agreement. However, the Surviving Corporation may require the owners of lost, stolen or destroyed stock certificates to deliver a bond as indemnity against any claim that may be made against Surviving Corporation in connection with the alleged lost, stolen or destroyed certificate.
Representations and Warranties
In the Merger Agreement, SUMR has made certain customary representations and warranties to Parent that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement and/or in the Disclosure Letter. Such representations and warranties relate to, among other things:
•
the valid existence, good standing, and corporate power of SUMR to carry on and operate its business;

•
the organizational documents of SUMR are correct and accurate and in full force and effect and SUMR is not in conflict or violation of its organizational documents;

•
the minutes of SUMR provided to Parent are complete and correct since January 1, 2019;

•
the requisite corporate power and authority of SUMR to enter into the Merger Agreement and complete the Merger and the other transactions contemplated by the Merger Agreement and no additional authorizations are necessary (subject to obtaining stockholder approval);

•
the execution, delivery and enforceability of the Merger Agreement against SUMR;

•
the unanimous approval and recommendation by SUMR’s Board for the adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement by SUMR’s stockholders

•
the absence of additional actions necessary to consummate the Merger and the inapplicability of certain restrictions on business combinations under the DGCL;

•
the compliance with and authorizations required by DGCL and any other applicable law;

•
the receipt of an opinion on behalf of Duff & Phelps as to the fairness from a financial point of view, of the Merger Consideration to be received by holders of SUMR common stock;

•
the absence of any other class or series of SUMR capital stock whose vote is necessary for approval of the Merger Proposal;

•
the absence of any additional consents or approvals necessary to execute and deliver the Merger Agreement (other than certain agreed consents);

•
the absence of (i) any conflict with or violation of the organizational documents of SUMR or its subsidiaries, (ii) any conflict with or violation of applicable laws or (iii) any required consents or approvals under, or breach, violation, loss of benefit, change of control, or default under, any permit or material contract of SUMR or its subsidiaries, in each case, as a result of the execution and delivery by SUMR of the Merger Agreement and the completion by SUMR of the Merger;

•
the consents, filings, and authorizations required by governmental entities in connection with the transactions contemplated by the Merger Agreement;

•
the capitalization of SUMR;

•
the subsidiaries of SUMR;

•
compliance with SEC filing requirements for SUMR’s SEC filings including the accuracy of information contained in such filings and compliance with GAAP and the rules and regulations of the SEC with respect to the consolidated financial statements contained therein;

•
the adequacy of disclosure controls and internal controls over financial reporting;

•
the accuracy of information contained in this proxy statement;

•
the absence of certain undisclosed liabilities;

•
the absence of certain changes and events since January 1, 2022;

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the absence of a Company Material Adverse Effect (as defined below) since the date of the Merger Agreement;

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material contracts and the absence of breaches of or defaults under material contracts;

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compliance with laws;

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material compliance with all necessary permits;

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environmental matters;

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litigation matters;

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tax matters;

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employee benefit plans;

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labor and other employment matters;

•
the leased real property of SUMR and its subsidiaries;

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intellectual property matters;

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insurance policies and claims;

•
related party transactions;

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brokers’ and financial advisors’ fees related to the Merger;

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government contracts;

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anti-corruption law and international trade law compliance;

•
indebtedness of SUMR;

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material customers and material vendors;

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accounts receivable and inventory;

•
PPP and CARES Act matters;

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product liability and warranty matters; and

•
the absence of any additional representations and warranties, except for the representations and warranties otherwise set forth in the Merger Agreement.

Certain of SUMR’s representations and warranties are qualified (i) by reference to the disclosure in SUMR’s filings with the SEC prior to the execution of the Merger Agreement and (ii) as set forth in the Disclosure Letter.
In addition, many of SUMR’s representations and warranties are qualified by knowledge or by a materiality or a “Company Material Adverse Effect” standard. For purposes of the Merger Agreement, “Company Material Adverse Effect” means any occurrence of any event, development, occurrence, circumstance, change or effect (collectively, “Event”) that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on the business, properties, assets, operations, financial condition or results of operations of SUMR and its subsidiaries taken as a whole. However, in no event will any of the following, either alone or in combination will be taken into account in determining whether a Company Material Adverse Effect has occurred or would occur:
(i)
changes in the general economic, financial, credit or securities markets, including prevailing interest rates or currency rates, or regulatory or political conditions in the United States or any other country or region in the world;

(ii)
changes in general economic conditions in the industry or industries in which SUMR and its subsidiaries operate;

(iii)
changes in any applicable law or GAAP or the interpretations thereof;

(iv)
the outbreak or escalation of hostilities involving the United States or any other country or region in the world, the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis, including acts of terrorism;

(v)
any earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

(vi)
the identity of, or actions or omissions of, Parent, Merger Sub or their affiliates, or any action taken pursuant to the Merger Agreement, including with respect to the financing of the transactions contemplated by the Merger Agreement;

(vii)
the public announcement or pendency of the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement;

(viii)
any change in the market price or trading volume of SUMR common stock (it being understood and agreed that the exception in this clause (viii) shall not preclude any party from asserting that the facts giving rise to such change should be taken into account in determining whether there has been a Company Material Adverse Effect);

(ix)
any failure to meet any financial projections or estimates or forecasts of revenues, earnings or other financial metrics for any period (it being understood and agreed that the exception in this clause (ix) shall not preclude any party from asserting that the facts giving rise to such failure should be taken into account in determining whether there has been a Company Material Adverse Effect);

(x)
any acts of God, including any epidemic, pandemic or disease outbreak (including in respect of COVID-19); or

(xi)
any litigation concerning the transactions contemplated by the Merger Agreement, provided that any party to the Merger Agreement can assert independently that the facts leading to such litigation can give rise to a Company Material Adverse Effect, but not the fact that such proceedings exist.

However, any Event relating to clauses (i) through (iv) above may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent such Event has a disproportionate adverse effect on SUMR and its subsidiaries as compared to other participants in the industries in which SUMR and its subsidiaries operate.
Parent’s and Merger Sub’s representations and warranties under the Merger Agreement relate to, among other things:
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Parent’s and Merger Sub’s due organization, valid existence, good standing, and corporate power;

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the authority of Parent and the Merger Sub to enter into the Merger Agreement and complete the Merger and the other transactions contemplated by the Merger Agreement and the enforceability of the Merger Agreement against Parent and Merger Sub;

•
the absence of (i) any conflict with or violation of the organizational documents of Parent or Merger Sub, (ii) any conflict with or violation of applicable laws or (iii) any required consent or approval, breach, violation, loss of benefit, or default under any contract of Parent or Merger Sub, in each case, as a result of the execution and delivery by Parent and Merger Sub of the Merger Agreement and completion by Parent and Merger Sub of the Merger;

•
the consents, filings, and authorizations required by governmental entities in connection with the transactions contemplated by the Merger Agreement;

•
litigation matters;

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the accuracy of information supplied to SUMR by Parent or Merger Sub for use in this proxy statement;

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the prior activities of Merger Sub;

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the absence of any agreements or understandings between Parent or Merger Sub with any officer, director or other affiliate of the Company;

•
the absence of brokers’ and financial advisors’ fees related to the Merger;

•
the Debt Commitment Letters;

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the sufficiency of the funds that Parent and Merger Sub have, or will have access to, to fund the transactions contemplated in the Merger Agreement;

•
the solvency of the Surviving Corporation immediately after the Merger, subject to certain assumptions;

•
the fact that Parent and its subsidiaries are not “interested holders” of SUMR, as such term is defined in Section 203 of the DGCL;

•
agreements with any stockholder of SUMR relating to the Merger Agreement; and

•
the absence of any additional representations and warranties, except for the representations and warranties otherwise set forth in the Merger Agreement.

None of the representations and warranties in the Merger Agreement will survive the completion of the Merger.
Conduct of Business Pending the Merger
Certain covenants in the Merger Agreement restrict the conduct of SUMR and its subsidiaries’ business between the date of the Merger Agreement and the Effective Time of the Merger. Except (i) as set forth in the Disclosure Letter, (ii) as expressly permitted by the Merger Agreement, (iii) any action taken, or omitted to be taken, by SUMR as determined in good faith required by law, order, or guideline related to COVID-19, (iv) as approved in advance by Parent in writing (not to be unreasonably withheld, conditioned or delayed), or (v) required by law, SUMR will and will cause each of its subsidiaries to (a) use commercially reasonable efforts to conduct its business in the usual, regular and ordinary course in substantially the same manner in compliance with the law (taking into account any developments in the ordinary course of business of the Company caused by the COVID-19 pandemic) and (b) use commercially reasonable efforts to preserve intact its current relationships with employees, contractors, consultants, directors, officers, customers, suppliers, distributors, and others with which it has significant business dealings.
Except (i) as set forth in the Disclosure Letter, (ii) as expressly permitted by the Merger Agreement or (iii) required by law, from the date of the Merger Agreement until the Effective Time, SUMR will not and will not permit its subsidiaries to do, any of the following without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed):
•
amend its certificate of incorporation or bylaws;

•
issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any shares of SUMR common stock or any of its subsidiaries, except for the issuance of SUMR common stock underlying any stock awards outstanding prior to the date of the Merger Agreement;

•
acquire or redeem any of its shares or stock awards except as permitted under SUMR’s equity incentive plans;

•
split, combine or reclassify any shares of SUMR’s capital stock or declare or pay any dividends or make any distributions in regard to any shares of capital stock except for any cash dividends paid to SUMR by any of its wholly-owned subsidiaries;

•
adopt any agreement to merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate;

•
incur or assume any long-term or short-term indebtedness or issue any debt securities, except for (i) short-term indebtedness incurred to fund operations of the business in the ordinary course of business consistent with past practice (ii) loans or advances to direct or indirect wholly-owned Subsidiaries, and (iii) indebtedness incurred under SUMR’s existing credit facilities, provided that with respect to its existing term loan from Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I, SUMR may only incur additional indebtedness so long as the aggregate principal amount outstanding does not exceed $3.0 million;
•
assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any person (other than with respect to any of SUMR’s subsidiaries);

•
make any (i) loans, guarantees, or capital contributions to or investments in any person (other than SUMR or any of its subsidiaries) or (ii) advances to any person other than to employees in respect of expenses;

•
mortgage or pledge any of SUMR’s or any of its subsidiaries’ assets, tangible or intangible, or create or suffer to exist any liens thereupon (other than liens permitted under the Merger Agreement);

•
make any deposits or contributions of cash or other property to fund or secure the payment of compensation or benefits under SUMR’s employee compensation plans or any other of its contracts (expect for deposits and contributions required by SUMR’s employee plans or agreements pursuant to such employee plans that are in effect on the date of the Merger Agreement);

•
increase the compensation of any of SUMR’s employees (except for any written agreements or in the ordinary course of business consistent with past practice);

•
terminate any of SUMR’s employees or change the terms and conditions of their employment (except for any terminations for cause);

•
in any single or series of related series of transactions acquire, sell, license or dispose of any material property or assets except for the sale of SUMR’s products or grants of licenses to intellectual property in the ordinary course of business and consistent with past practice;

•
make any change in any of the accounting principles or practices used by SUMR (except that may be required by law or GAAP);

•
revalue in any material respect any of SUMR’s properties or assets (including writing-off notes or accounts receivable) other than in the ordinary course of business consistent with past practice;

•
in regard to SUMR’s taxes, (i) make or change or any material tax election or file any amended tax return that would materially increase the taxes owed by SUMR or its subsidiaries, or (ii) settle any material liability for taxes, (iii) consent to any extension or wavier of any material claim or tax refund, or (iv) fail to pay any material taxes owed except to the extent the amount owed is contested in good faith and there are adequate reserves established in accordance with GAAP;

•
amend, modify or renew any existing lease or sublease of real property or enter into any new lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) or (i) waive any violation, or (ii) violate any terms or conditions under any existing lease or sublease;

•
acquire any other person or any equity interest in a person (by merger, consolidation or acquisition of stock or assets);

•
enter into, renew or amend any material contract or waive any rights under any material contract other than purchase orders made in the ordinary course of business consistent with past practice or the right is in regards to the renewal, expiration or non-renewal of any material contract in accordance with its terms;

•
incur any new capital expenditures which obligates SUMR or its subsidiaries in excess of $100,000 whether individually or in the aggregate per complete or partial fiscal quarter;

•
settle, compromise, pay, or discharge or agree to do the same for any pending or threatened legal claim, liability or obligation (absolute or accrued, asserted or unasserted, contingent or otherwise) against SUMR or its subsidiaries except for (i) those that are reflected or reserved against in full on SUMR’s balance sheet, less than $25,000 in each instance or $100,000 in the aggregate, or (iii) that do not impose equitable relief or obligations (other than the payment of money) after the Effective Time that would be material to SUMR and its subsidiaries taken as a whole;
•
enter into related party transaction;

•
form a subsidiary; or

•
otherwise commit to do any of the foregoing.

Required Stockholder Vote
As promptly as reasonably practicable, SUMR is required to (i) establish a record date for and give notice of a meeting of its stockholders for the purpose of voting upon the adoption of the Merger Agreement (including any adjournment or postponement thereof) (“Stockholders Meeting”) and (ii) mail to the holders of SUMR common stock as of the Record Date established for the Stockholders Meeting this proxy statement (such mailing date, the “Proxy Date”). SUMR is required to convene and hold the Stockholders Meeting as promptly as reasonably practicable after the Proxy Date; provided that without the prior written consent of Parent (not to be unreasonably withheld, conditioned, or delayed), the Stockholders Meeting will not be held later than 45 calendar days after the clearance of the proxy statement by the SEC. The Stockholders Meeting may also be postponed or adjourned without the consent of Parent, (i) for the absence of a quorum, (ii) SUMR is required to postpone or adjourn the Stockholder Meeting by law, order or a request from the SEC; (iii) the Board (or a committee thereof) or the presiding officer of the Stockholders Meeting determine in good faith (after consultation with its outside legal counsel) that it is necessary to postpone or adjourn the Stockholders Meeting to allow additional time for the filing and distribution of any supplemental or amended disclosure which is determined in good faith (after consultation with its outside legal counsel) is necessary in order to give the SUMR’s stockholders sufficient time to evaluate any information or disclosure that SUMR has sent to its stockholders or otherwise made available to the stockholders; and (iv) the Board (or a committee thereof) or the presiding officer of the Stockholders Meeting determine in good faith (after consultation with outside counsel) that the failure to adjourn or postpone the Stockholders Meeting would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under applicable law. Subject to the provisions in the Merger Agreement permitting a change of recommendation by the Board, SUMR has agreed to use reasonable best efforts to solicit proxies in favor of the adoption of the Merger Agreement. Parent also has the right to reasonably request the Company to adjourn or postpone the Stockholders Meeting on the basis that any of certain specified conditions are reasonably likely to not have been fulfilled as of the date of the Stockholders Meeting but could be fulfilled if the Stockholders Meeting was adjourned or postponed and the Company would then have to consider such request but not be obligated to adjourn or postpone the Stockholders Meeting.
Board Recommendation
Subject to certain exceptions, the Board must make the Company Board Recommendation and include it in the proxy statement and shall not publicly propose to withhold, withdraw, amend, modify or qualify the Company Board Recommendation in any way that is adverse to Parent nor approve, endorse, adopt or recommend another acquisition proposal or transactions (any of such action a “Company Board Recommendation Change”).
However, notwithstanding anything to the contrary in the Merger Agreement, at any time prior to obtaining the stockholder approval for the Merger Proposal, the Board may effect a Company Board Recommendation Change, provided the Company simultaneously terminates the Merger Agreement but only in the event that:
•
the Company has received a written acquisition proposal that was not solicited in violation of the non-solicitation obligations of the Merger Agreement;

•
the Board determined in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal is a superior proposal;

•
prior to effecting such Company Board Recommendation Change, the Company will have given Parent at least five business days’ notice of the Board’s intention to effect a Company Board

Recommendation Change which notice shall include all material terms and copies of documents relating to such superior proposal;
•
if requested by Parent, the Company must negotiate in good faith with Parent during such notice period regarding modifications to the Merger Agreement and at the end of which period (subject to extension in certain circumstances) Parent has not made a counter-offer that the Board would determine is at least favorable to the Company stockholders as the superior proposal; and

•
the Board has determined (after consultation with its outside legal counsel and after considering any counter-offer from Parent referred to above) that in light of the superior proposal, the failure to effect a Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under applicable law.

Non-Solicitation of Acquisition Proposals
From the date of the Merger Agreement until the earlier of the Effective Time or termination of the Merger Agreement (the “Pre-Closing Period”), SUMR is generally not permitted to solicit or discuss competing proposals with third parties, subject to certain exceptions. Except as otherwise permitted by the Merger Agreement, during the Pre-Closing Period, SUMR will not, and will cause its subsidiaries not to, and will instruct its representatives not to on behalf of SUMR, do any of the following:
•
solicit, initiate, facilitate or encourage the submission of any acquisition proposal or engage in any discussions or negotiations with respect thereto;

•
provide any non-public information relating to SUMR to any third party relating to an acquisition proposal; or

•
approve, endorse or recommend an acquisition proposal.

Notwithstanding anything to the contrary set forth in the Merger Agreement, if at any time following the date of the Merger Agreement and prior to receiving the required stockholder approval, (i) SUMR has received a written acquisition proposal from a third party, (ii) SUMR has not breached the non-solicitation covenants described above with respect to the acquisition proposal and (iii) the Board (or committee thereof) determines in good faith (after consultation with its financial advisors and its outside counsel) that such acquisition proposal could reasonably be expected to result in a superior proposal, then SUMR may (1) participate in discussions or negotiations with the third party making such acquisition proposal and (2) furnish information with respect to SUMR and its subsidiaries to the third party making such acquisition proposal, its representatives and potential sources of financing, subject to SUMR having notified Parent within 48 hours of receiving the acquisition proposal and having kept Parent reasonably informed of the status and material details of any acquisition proposal, including the identity of the person making the acquisition proposal, unless legally prohibited, provided that the Board has determined in good faith (after consultation with its financial advisors and its outside legal counsel) that the failure to take such actions would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under applicable law.
Notwithstanding anything to the contrary contained in the Merger Agreement, and provided SUMR has complied with the provisions described in the preceding paragraph, at any time prior to receipt of the required stockholder approval, SUMR may enter into an agreement for the implementation of a superior proposal, provided that (i) the Board determines in good faith, after consultation with its financial advisor and outside counsel, that the failure to such action would be inconsistent with its fiduciary duties to the Company and its stockholders under applicable law and (ii) SUMR terminates the Merger Agreement in accordance with its terms.
Consents, Approvals, and Filings
SUMR and Parent have each agreed, subject to the terms of the Merger Agreement and applicable law, to use (and to cause their respective subsidiaries to use) their reasonable best efforts to take (or cause to be taken) all actions, and to do or cause to be done, and to assist and cooperate with the other party or parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and other transactions contemplated by the Merger Agreement including, among other things;
•
satisfying or fulfilling the conditions to closing of the Merger;

•
cooperating and assisting in causing and obtaining all necessary consents, waivers, approvals, orders and authorizations for the conditions in the debt commitment letters to be satisfied;

•
obtaining all other necessary consents, waivers, approvals, orders and authorizations from any governmental entity and make all registrations, declarations and filings with any governmental entity, in each case that are necessary or advisable to consummate the Merger; and

•
receiving all necessary consents, waivers and approvals under any material contracts to which SUMR or any of its subsidiaries is a party so to maintain and preserve in all material respects, the benefits under material contracts following the consummation of the Merger in connection with the Merger Agreement and the consummation of the Merger and other transactions contemplated by the Merger Agreement.

In addition to the foregoing, subject to the terms and conditions of the Merger Agreement, Parent, Merger Sub and SUMR will not (and will cause each of their respective subsidiaries to not) take any action, or fail to take any action, that has or would have the effect of preventing, delaying or otherwise adversely affecting the consummation of the Merger including, among other things:
•
imposing any delay in the obtaining of, or materially increasing the risk of not obtaining, any authorization, consent, order, declaration or approval of any governmental entity’s approval necessary to consummate the Merger or the expiration or termination of any applicable waiting period;

•
increasing the risk of governmental entity entering an order prohibiting the consummation of the Merger;

•
increasing the risk of not being able to remove any governmental order on appeal or otherwise; or

•
delaying or preventing the consummation of the Merger or the ability of such party to fully perform its obligations pursuant to Merger Agreement.

Employee Benefits Matters
The Merger Agreement provides that effective as of the Effective Time of the Merger and ending on December 31, 2022 (the “Employment Period”) (or the earlier of date of the employee’s employment terminated with Parent or its subsidiaries), Parent and its subsidiaries will provide to employees of SUMR and its subsidiaries who remain employed during the Employment Period (collectively, the “Company Continuing Employees”) with annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health or defined benefit retirement benefits) that are, in the aggregate, substantially comparable to such benefits provided by SUMR and its subsidiaries on the date of the date of the Merger Agreement.
The Merger Agreement also provides that, with respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Parent or its subsidiaries (excluding any retiree health plans or arrangements, defined benefit retirement plans or arrangements or equity compensation plans or arrangements) (collectively, “Parent Benefit Plans”) in which any Company Continuing Employees will participate as of the Effective Time, and subject to the terms of the governing plan documents, Parent will, or will cause the Surviving Corporation to, credit all service of the Company Continuing Employees with SUMR or its subsidiaries, as if such service were with Parent, for purposes of eligibility to participate (but not for purposes of vesting or benefit accrual, except for vacation, if applicable) for full or partial years of service in any Parent Benefit Plan in which Company Continuing Employees may be eligible to participate after the Effective Time. However, the Company Continuing Employees’ service will not be credited if the result would be a duplication of benefits or if their service was not credited under SUMR’s existing employee plan.
The Merger Agreement further provides that the provisions in relation to the Company Continuing Employees set forth in the Merger Agreement are for the benefit of the parties to the Merger Agreement and that no Company Continuing Employee will be regarded as a third-party beneficiary to the Merger Agreement. The Merger Agreement does not (i) guarantee employment for any period of time or preclude the ability of Parent, the Surviving Corporation, or any of their respective affiliates, as applicable, to terminate the employment of any Company Continuing Employee at any time and for any reason; (ii) require Parent, the Surviving Corporation, or any of their respective affiliates, as applicable, to continue any employee benefit plans or arrangements or prevent the amendment, modification, or termination thereof after the Effective Time of the Merger; or (iii) amend any employee benefit plans or arrangements.
The Merger Agreement does not provide a right to continued employment with SUMR or the Surviving Corporation at the Effective Time nor establish, amend, or modify any benefit plan. The Surviving Corporation, Parent, and its affiliates have the right to amend, modify, or terminate any benefit plan at any time assumed, established, sponsored, or maintained by any of them. The Surviving Corporation, Parent, and its affiliates have the right to terminate the employment of any Company Continuing Employee following the Effective Time. The Merger Agreement does not create any right in any of SUMR’s employees or any other person to any continued employment with the Surviving Corporation, Parent, or any of their subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any of SUMR’s employees and the Surviving Corporation.
Directors’ and Officers’ Indemnification and Insurance
The Merger Agreement provides that SUMR will obtain and pay for, prepaid (or “tail”) directors’ and officers’ liability insurance policies covering:
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current and former directors and officers and any person who becomes a director or officer of SUMR or any of its subsidiaries prior to the Effective Time that are either parties to an indemnification agreement with SUMR or its subsidiaries or are entitled to indemnification under Delaware Law or SUMR’s or its subsidiaries organization documents as in effect on the date of the Merger Agreement (“Indemnified Person”);

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acts or omissions occurring at or prior to the closing date of the Merger (including for acts or omissions occurring in connection with the approval of the Merger Agreement and the consummation of the transactions contemplated under and the other documents in the Merger Agreement) from the Effective Time and ending on the sixth anniversary of the Effective Time, covering each Indemnified Person and containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are, individually and in the aggregate, no less favorable to any Indemnified Person than those of SUMR’s directors’ and officers’ liability insurance policies in effect on the date of the Merger Agreement; and

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Parent or the Surviving Corporation will cause such “tail” insurance policies to be maintained in full force and effect, for their full term.

All rights to indemnification or advancements existing in favor of any of the Indemnified Persons immediately prior to the Effective Time shall survive the consummation of the Merger and shall continue in full force and effect for a period of not less than six (6) years after the Effective Time.
If the Surviving Corporation (or Parent) or any of its successors or assigns consolidate with or merge into any other person and will not be the continuing or surviving corporation or entity or transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provisions will be made, so that the successors and assigns of the Surviving Corporation (or Parent) will assume all of the obligations of the Surviving Corporation (or Parent).
Financing
As described in “The Merger — Financing of the Merger” on page 53 of this proxy statement, in connection with the entry into the Merger Agreement, Parent obtained (a) a debt commitment letter from Wells Fargo Bank, National Association to provide debt financing upon the terms and subject to the conditions set forth in the debt commitment letter in the aggregate amount of up to $130 million in the form of a senior secured revolving loan facility (the “Wells Fargo facility”) and (b) a debt commitment letter from TCW Asset Management Company LLC to provide debt financing upon the terms and conditions set forth in the debt commitment letter in the aggregate amount of up to $110 million in the form of a senior secured first lien term loan facility (the “TCW facility” and with the Wells Fargo facility, the “debt facilities” and the financing available under the debt facilities, the “debt financing”). We expect that approximately $83.0 million of the debt financing will be needed to complete the closing of the Merger, including the funds to pay the SUMR stockholders the amounts due to them under the Merger Agreement and to repay SUMR’s and a portion of Parent’s existing indebtedness.
Subject to the terms and conditions of the Merger Agreement, each of Parent and Merger Sub will not permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the debt commitment letters without the prior written consent of SUMR, if such amendment, modification, or waiver would (i) reduce the aggregate amount of the debt financing, (ii) impose new or additional conditions or other terms (except in connection with any “market flex” terms contained in the debt commitment letters) to the debt financing, or otherwise expand, amend, or modify any of the conditions to the receipt of the debt financing, in a manner that would reasonably be expected to delay, prevent or materially impeded the consummation of the Merger or make the timely funding of the debt financing, or satisfaction of the conditions to obtaining the debt financing, less likely to occur in any respect, or (iii) adversely impact the ability of Parent or Merger Sub to enforce its rights against the other parties to the debt commitment letters; provided, that for the avoidance of doubt, In addition, Parent will not release or consent to the termination of the debt commitment letters or of any individual lender under the debt commitment letters, except for (x) assignments and replacements of an individual lender under the terms of, and only in connection with, the syndication of the debt financing under the debt commitment letters, or (y) replacements of the debt commitment letters with alternative financing commitments, if applicable.
Under the Merger Agreement, Parent agreed to use commercially reasonable efforts to arrange and obtain the debt financing on the terms and conditions (including, to the extent required, the full exercise of any flex provisions) set forth in the debt commitment letters, including using its commercially reasonable efforts to:
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maintain in effect the debt commitment letters in accordance with the terms and subject to the conditions thereof;

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comply with its obligations under the debt commitment letters;

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negotiate, execute, and deliver definitive agreements with respect to the debt financing contemplated by the debt commitment letters on the terms and conditions contemplated by the debt commitment letters;

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satisfy on a timely basis (or obtain a waiver to) all conditions to funding that are applicable to Parent and Merger Sub in the debt commitment letters and the definitive agreements with respect to the debt financing contemplated by the debt commitment letters;

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enforce its rights pursuant to the debt commitment letters, and

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consummate the debt financing at or prior to the closing of the Merger, including by causing the lenders to fund the debt financing at the closing of the Merger.

Parent and Merger Sub are required to keep SUMR reasonably informed on a reasonably current basis of material developments in their efforts to arrange the debt financing, including promptly providing notice of (i) any breach (or threatened breach) or default (or any event or circumstance that, with notice or lapse of time or both, could reasonably be expected to give rise to any breach or default) by any party to the debt commitment letters or definitive agreements related to the debt financing, (ii) the receipt of any notice with respect to any breach, default, termination or repudiation of any debt commitment letter or definitive agreements related to the debt financing, (iii) any dispute or disagreement among any parties to a debt commitment letters, and (iv) if for any reason Parent or the Merger Sub at any time believes that it will not be able to obtain all or any portion of the debt financing on the terms, in the manner or from the sources contemplated by the debt commitment letters or any definitive agreements related to the debt financing.
If any portion of the debt financing becomes unavailable on the terms and conditions set forth in the debt commitment letters (unless such portion is not reasonably required to consummate the transactions contemplated by the Merger Agreement), Parent is required to use its commercially reasonable efforts to obtain alternative financing on terms and conditions not materially less favorable, in the aggregate, to Parent and Merger Sub than those set forth in such debt commitment letter and in an amount at least equal to the debt financing or such unavailable portion thereof.
As of the last practicable date before the printing of this proxy statement, the debt commitment letters are in effect, and Parent has not notified us of any plans to utilize alternative financing. The documentation governing the debt financing contemplated by the debt commitment letters has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement.
Debt Financing Cooperation
Prior to the Effective Time, SUMR will use its commercially reasonable efforts, and will cause each of its subsidiaries to use the same, to provide Parent with cooperation reasonably requested by Parent to assist in fulfilling the conditions in the Debt Commitment Letters or as is otherwise reasonably requested by Parent in connection with the debt financing, including:
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participating (and causing senior management and representatives to participate) in meetings, presentations, due diligence sessions and cooperating with the marketing efforts;

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assisting Parent and the debt financing sources with the timely preparation of customary bank information memoranda, marketing materials; offering documents, prospectuses, memoranda and similar documents required

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providing financial information as reasonably requested by Parent and the Merger Sub to enable Parent and the Merger Sub to prepare forecasts of financial statements of the Surviving Corporation for one or more periods following the closing of the Merger;

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assisting Parent in connection with the preparation (but not executing, unless effective only at or following the Effective Time) any pledge and security documents, supplemental indentures, and other definitive financing documents (including schedules and exhibits) as may be reasonably requested by Parent or the debt financing sources (and including customary officer’s and other closing certificates and back-up), and reasonably facilitating the guarantees, the pledging of collateral and the granting of security interests in respect of the debt financing, taking effect after the Effective Time;

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furnishing Parent and the debt financing sources, as promptly as practicable, the audited financial statements for the fiscal years ended January 2, 2021 and December 28, 2019, unaudited consolidated balance sheets and related unaudited statements of income and cash flows for each subsequent fiscal quarter (other than the fourth fiscal quarter) ended at least 45 days before the day of closing and with other pertinent financial information used in preparation of a customary confidential information memorandum of the type contemplated by the Debt Commitment Letter (the “Required Financial Information”) unless the Required Financial Information has already been filed with the SEC and such filing does not contain material deficiencies or omissions of fact and SUMR’s auditors have not withdrawn their audit opinion;

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cooperating with Parent to obtain customary and reasonable consents, landlord waivers and estoppels, non-disturbance agreements, agreements with freight forwarders and other third parties handling importing of inventory, and deposit account control agreements as reasonably requested by Parent and contemplated by the Debt Commitment Letters;

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cooperating with Parent with the due diligence investigation of the financing sources, providing reasonable access during normal working hours for completion of field examinations (or updates) for the evaluation of SUMR and its subsidiaries’ current assets to be used as a borrowing base for debt financing in addition to cash management and accounting systems, policies and procedures for the purpose of establishing collateral arrangements;

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delivering notices of prepayment within the time periods required by the relevant agreements governing indebtedness and obtaining customary payoff letters, lien and guarantee terminations and instruments of discharge (including UCC-3 termination statements) to be delivered on the date of closing and giving any other necessary notices, to allow for the payoff, discharge and termination in full on the day of closing of all indebtedness required by the Debt Commitment Letters to be paid, discharged or terminated;

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taking all corporate and other actions reasonably requested by Parent to consummation the debt financing, the direct borrowing and receipt of all of the proceeds of the debt financing by the Surviving Corporation or any of its subsidiaries concurrently with or immediately following the Effective Time; and

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furnishing Parent and the debt financing sources with all documentation and other information required by regulatory authorities pursuant to applicable “know your customer” and anti-money laundering rules and regulations (including the Patriot Act and the Beneficial Ownership Regulations), provided that the request for this information has been made at least 10 business days prior to the day of closing.

However, nothing in the Merger Agreement will require SUMR or any of its subsidiaries to, among others:
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waive or amend any terms of Merger Agreement, agree to pay any fees or reimburse any expenses prior to the Effective Time for which SUMR has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent;

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enter into any definitive agreement or give any indemnities in connection with the debt financing that are effective prior to the Effective Time;

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take any action that, in the good faith determination of SUMR (after consultation with its outside legal counsel), would unreasonably interfere with SUMR or its subsidiaries conduct of business, create an unreasonable risk of damage or destruction to any of SUMR or its subsidiaries’ property or assets; or

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provide any legally prohibited, restricted or privileged information or take any action that would conflict or violate SUMR’s organizational documents, the law, or would violate the terms of SUMR or its subsidiaries contractual obligations.

In addition, SUMR and its respective subsidiaries will not be required to take any action or assume any liability or obligation relating to the debt financing prior to the Effective Time. Neither SUMR nor any of its subsidiaries will be required to take any action pursuant to any document or agreement (including being an issuer or other obligor with respect to the debt financing) that is not contingent on the occurrence of the closing of the Merger or that must be effective prior to the Effective Time and a bank information memoranda required in relation to the debt financing will contain disclosure and financial statements reflecting the Surviving Corporation or its subsidiaries as the obligor. Neither SUMR nor its subsidiaries are required prior the Effective Time to take any other action relating to the approval of any financing or contracts or other provision under the Merger Agreement that could reasonably be expected to result in personal liability to an officer, representative or the members of the Board.
Conditions to the Closing of the Merger
The obligations of each party to consummate the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived to the extent permitted by the Merger Agreement:
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the approval of the Merger Agreement and the Merger by the affirmative vote of the holders of a majority of the outstanding SUMR common stock entitled to vote on the matter;

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the absence of any governmental order preventing or prohibiting consummation of the Merger or making it illegal;

The obligations of Parent and Merger Sub to effect the Merger and the other transactions in the Merger Agreement are subject to the satisfaction or waiver of, among others, each of the following conditions prior to or on the date of closing, any of which may be waived exclusively by Parent and the Merger Sub:
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SUMR has performed or complied with all agreements, covenants and other obligations required by the Merger Agreement prior to the closing date;

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SUMR’s representations and warrants which are fundamental to the Merger made on the date of the Merger Agreement will be true and correct as of such date and on the effective date of the Merger and the representations and warranties which address matters as of a particular date will be true and correct as of that particular date;

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SUMR’s representations and warranties (other than the representations which are fundamental to the Merger) made on the date of the Merger Agreement will be true and correct on such date and on the date of closing, except (i) for those representations and warranties which address matters as of a particular date, which will be true and correct as of that particular date and (ii) in each case, where any failure to be true and correct has not had or would not reasonably be expected to have a Company Material Adverse Effect without giving effect to any limitation as to “material”, “materiality” or “Company Material Adverse Effect” as set forth in the Merger Agreement;

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since the date of the Merger Agreement, there has not been a Company Material Adverse Effect that is continuing as of the date of closing;

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Parent and the Merger Sub have received a certificate, signed on behalf of SUMR by its Chief Executive Officer and the Chief Financial Officer certifying compliance with the agreements and covenants in the Merger Agreement and the accuracy of SUMR’s representations and warranties;

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not more than five percent of the shares of SUMR’s common stock issued and outstanding immediately prior to the Effective Time are Dissenting Shares;

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certain specified third party consents have been obtained;

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Parent and the Merger Sub shall have received payoff letters with respect to certain of SUMR’s existing indebtedness, in form and substance reasonably satisfactory to Parent and Merger Sub;

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no financing source has terminated its Debt Commitment Letter; and

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all conditions precedent to the receiving the debt financing under the Debt Commitment Letters have been satisfied.

The obligations of SUMR to consummate the Merger and the other transactions in the Merger Agreement are subject to the satisfaction or waiver of each of the following conditions prior to or at the date of closing, any of which may be waived exclusively by SUMR:
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Parent and the Merger Sub have performed or complied with all agreements, covenants and other obligations required by the Merger Agreement prior to the date of closing;

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the representations and warranties of Parent and the Merger Sub under the Merger Agreement are true and correct on the day of closing as if made on the date of the Merger Agreement (except for those representations and warranties which address matters as of a particular date, which will be true and correct as of that particular date), without giving effect to any limitation as to “material,” “materiality,” or “material adverse effect” set forth in the applicable representations and warranties section of the Merger Agreement; and

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SUMR has received a certificate, signed on behalf of Parent and the Merger Sub by a duly authorized officer of Parent and the Merger Sub, certifying compliance with the agreements and covenants in the Merger Agreement and the accuracy of Parent and the Merger Sub’s representations and warranties.

Termination of the Merger Agreement
The Merger Agreement may be terminated, and the Merger may be abandoned at any time prior to the Effective Time, whether before or after receiving the requisite stockholder approval (subject to certain limits and exceptions):
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by mutual written agreement of Parent, the Merger Sub and SUMR (as authorized by Merger Sub’s board of directors and SUMR’s Board);

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by either SUMR or Parent, if the Effective Time has not occurred by June 30, 2022 (the “Outside Date”); provided, however, that SUMR or Parent, respectively, will not have the right to terminate if

SUMR or Parent’s own breach of any representation, warranty, covenant, or agreement in the Merger Agreement causes the Effective Time to not have occurred by the Outside Date; provided, further, that SUMR will not have the right to terminate until the date that is the fourth business day following the date of the Stockholders Meeting if such date is later than the Outside Date;
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by either SUMR or Parent, if any governmental entity has issued any final and nonappealable order making illegal or otherwise permanently prohibiting the transactions contemplated by the Merger Agreement provided, however, that SUMR and Parent will not have the right to terminate the Merger Agreement if their own breach of any representation, warrant or covenant was the principal reason for the governmental entity’s order prohibiting the Merger;

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by either SUMR or Parent, if the Merger Proposal fails to receive the required number of votes for approval by SUMR’s stockholders at the Stockholders Meeting (unless the Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment of postponement meeting);

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by SUMR, subject to certain cure periods, if there is any breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub as set forth in the Merger Agreement, such that Parent or Merger Sub cannot cure the breach within 20 days of receiving notice from SUMR of the breach and there has not been a material breach on the part of SUMR;

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by SUMR, subject to certain cure periods, if there is any breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement, such that the conditions to closing of the Merger would not be satisfied at the closing of the Merger or if (i) all of the conditions to Parent’s obligations to consummate the Merger (other than conditions which are to be satisfied by actions taken at the closing and such actions are capable of being taken at closing) have been satisfied, (ii) Parent fails to consummate the closing of the Merger within three business days following the date the closing should have occurred pursuant to the terms of the Merger Agreement, (iii) SUMR has notified Parent in writing its intention to terminate and (iv) Parent fails to consummate the Merger on or before the third business day following the date of delivery of written notification by SUMR to Parent;

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by SUMR, if the Company complied with its obligations regarding the Company Board Recommendation and if its Board has authorized SUMR to enter into a contract in connection with a superior proposal and concurrently terminates the Merger Agreement and pays the termination fee;

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by Parent or the Merger Sub, subject to certain cure periods, if there is any breach of any representation, warranty, covenant or agreement on the part of SUMR, as set forth in the Merger Agreement, such that SUMR cannot cure the breach within 20 days of receiving notice from Parent or the Merger Sub of the breach and there has not been a material breach on the part of Parent or the Merger Sub;

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by Parent, if the Board (or any committee thereof) has approved a Company Board Recommendation Change; and

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by Parent if the Board has authorized and the Company enters into a contract providing for a superior proposal.

Termination Fee
In the event that the Merger Agreement is terminated as a result of our Board authorizing SUMR to enter into an agreement providing for a superior proposal or approves a change of the Company Board Recommendation, SUMR will pay to Parent a termination fee of $2,310,600. If SUMR fails to promptly pay any amounts of the termination fee, such unpaid amounts will accrue interest at the annual rate of five percent plus the prime rate. In no event will SUMR be required to pay the termination fee more than once. In addition, SUMR, Parent and the Merger Sub acknowledge that the termination fee is not a penalty, but rather liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which the termination fee is payable.

Amendments; Waivers
The Merger Agreement may be amended by a written instrument signed on behalf of each of the parties to the Merger Agreement. However, after receipt of the required SUMR stockholder approval, no amendment may be made without further stockholder approval which, by law or in accordance with the rules of any relevant stock exchange, requires further approval by SUMR’s stockholders. In addition, the amendment, waiver, and governing law provisions of the Merger Agreement and any provision which would substantively change the amendment, waiver and governing law provisions may not be amended if doing so would be adverse to any of the financing sources without the consent of the financing sources.
At any time prior to the Effective Time of the Merger, any party to the Merger Agreement may (i) extend the time for the performance of any of the obligations or other acts of the other party or parties thereto, (ii) waive any inaccuracies in the representations and warranties of the other party or parties and (iii) waive compliance by the other party or parties with any of the agreements or conditions contained therein. However, after receipt of the required SUMR stockholder approval, there may not be, without further approval of such stockholders, any extension or waiver of the Merger Agreement or any portion thereof which, by law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders. Such extensions and waivers must be made in writing and signed by the parties to be bound. The amendment, waiver, and governing law provisions of the Merger Agreement (and any provision which would substantively change the amendment, waiver and governing law provisions) may not be waived if doing so would be adverse to any of the financing sources without the consent of the financing sources. In addition, each party to the Merger Agreement waives any rights or claims against the financing sources and the financing sources will not be liable for any action or legal proceedings relating to the Merger Agreement.
Assignment
The Merger Agreement may not be assigned by any party by operation of law or otherwise without the prior written consent of the other parties except that Parent, after the Effective Time, may assign its rights and obligations under the Merger Agreement. Merger Sub and the Surviving Corporation may assign any of its rights, but not its obligations, under the Merger Agreement to any of the debt financing sources as collateral security and the foregoing is intended to be for the benefit of, and enforceable by, the debt financing sources and their respective successors and assigns.
No Third-Party Beneficiaries
The Merger Agreement provides that it is binding upon and inures to the benefit of SUMR, Parent, and Merger Sub and their respective successors and permitted assigns. The Merger Agreement is not intended to confer any rights, benefits, remedies, obligations, or liabilities upon any other person, except as explicitly set forth in certain provisions of the Merger Agreement (which are for the benefit of the persons referred to in such provisions) including (i) in connection with the provisions for indemnification and insurance policies for the benefit of directors and officers (as described in “— Directors’ and Officers’ Indemnification and Insurance” above), (ii) following the Effective Time, the rights of SUMR’s stockholders to receive the Merger Consideration and (iii) the debt financing sources and their respective successors and assigns.
Expenses
All expenses incurred by the parties to the Merger Agreement will be paid solely by the party which has incurred them, subject to certain provisions of the Merger Agreement.
Specific Performance
The parties to the Merger Agreement will be entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Merger Agreement and to specific performance as to its terms (without any requirement for the securing or posting of any bond in connection with the obtaining of any specific performance or injunctive relief) and the parties will waive, in any action for specific performance, the defense of adequacy of a remedy at law. SUMR’s or Parent’s pursuit of specific performance shall not preclude the pursuing party from, in the alternative, seeking to terminate the Merger Agreement and collect the termination fee, if applicable, provided that in no event will Parent be permitted to pursue an injunction, specific performance, or other equitable relief or remedies following the payment by SUMR of the termination fee.
Any party to the Merger Agreement seeking injunction, specific performance and other equitable relief will not be required to provide any bond or other security in connection with seeking such remedy. Accordingly, SUMR, Parent and the Merger Sub each waive any right that it may have to obtaining or posting of bond or other security and waives the defense of adequacy of a remedy at law.
Governing Law and Jurisdiction
The Merger Agreement is governed by the laws of the State of Delaware and the parties agreed and consented to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except for claims in connection with the Debt Commitment Letters and the financing which are governed by the internal laws of the State of New York with exclusive jurisdiction of the Supreme Court of the State of New York, unless under applicable law exclusive jurisdiction is vested in federal courts in which case the United States District Court for the Southern District of News will have such jurisdiction.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
We are asking you to approve a proposal to adopt the Merger Agreement and thereby approve the transactions contemplated by the Merger Agreement, including the Merger (referred to as the “Merger Proposal”). You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger, including the information set forth under the sections of this proxy statement titled “The Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached as Appendix A of this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.
Vote Required
Under Delaware law, approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the shares of SUMR common stock outstanding as of the Record Date and entitled to vote on the matter. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the Merger. An abstention from voting or the failure of any stockholder of record to submit a signed proxy card, vote via the Internet or attend and vote in person at the Special Meeting or, if shares are held through a broker, bank, or nominee, the failure to provide voting instructions to such broker, bank, or nominee, will have the same effect as a vote “AGAINST” the Merger Proposal. If you sign and return a proxy and do not indicate how you wish to vote on the Merger Proposal, your shares of SUMR common stock will be voted “FOR” the Merger Proposal.
Board Recommendation
As discussed in “The Merger — Recommendation of Our Board and Reasons for the Merger” on page 36 of this proxy statement, after considering various factors described in such section, the Board has unanimously (i) determined and declared that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger and the Merger Consideration, are in the best interests of SUMR and its stockholders, (ii) approved the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (iii) resolved to recommend that SUMR’s stockholders adopt the Merger Agreement.
The Board recommends that you vote “FOR” the approval of the Merger Proposal.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED NAMED EXECUTIVE OFFICER COMPENSATION
The Compensation Proposal
In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on certain compensation that may be deemed to be payable to certain of the Company’s named executive officers in connection with the Merger. Our named executive officers, Stuart Noyes, our CEO, Bruce Meier, our Interim CFO, and Edmund Schwartz, our former CFO, are not entitled to any payments or benefits in connection with the consummation of the Merger, nor do they own any SUMR common stock that will be converted into the Merger Consideration. The compensation subject to approval of stockholders pursuant to this proposal relates solely to the Riveron Success Fee of approximately $258,120 that will be payable to Riveron upon completion of the Merger, as described under “The Merger — Interests of the Directors and Executive Officers of SUMR in the
Merger  —  Riveron Engagement” on page 51 of this proxy statement. While neither Mr. Noyes nor
Mr. Meier will receive directly any portion of the Riveron Success Fee, the Company has engaged their services as CEO and Interim CFO, respectively, pursuant to the terms of the Company’s agreement with Riveron, and a portion of such Riveron Success Fee may be deemed to be indirectly payable to them.
The Board encourages you to carefully review the named executive officer Merger-related compensation information disclosed under “The Merger — Interests of the Directors and Executive Officers of SUMR in the Merger  — Named Executive Officer Golden Parachute Compensation” on page 52 of this proxy statement. As required by Section 14A of the Exchange Act, we are asking our stockholders to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger, as disclosed in “The Merger — Interests of the Directors and Executive Officers of SUMR in the Merger —  Named Executive Officer Golden Parachute Compensation” in the Company’s proxy statement for the Special Meeting, is hereby approved.”
Stockholders should note that this proposal is separate and apart from the Merger Proposal above and is not a condition to completion of the Merger, and as an advisory vote, the result will not be binding on the Company, the Board, or Parent. Further, the agreement with Riveron that sets forth the Riveron Success Fee is contractual in nature and is not subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Merger is consummated, the Riveron Success Fee will become payable to Riveron in accordance with the terms of the Company’s agreement with Riveron and may be deemed to be indirectly payable to our named executive officers.
Vote Required
The Company will consider the Compensation Proposal to be approved if a majority of the votes are cast “FOR” the Compensation Proposal. Assuming a quorum is present, abstentions and broker non-votes are not counted as “FOR” or “AGAINST” the Compensation Proposal. An abstention from voting or the failure of any stockholder of record to submit a signed proxy card, vote via the Internet or attend and vote in person at the Special Meeting or, if shares are held through a broker, bank, or nominee, the failure to provide voting instructions to such broker, bank, or nominee, will have no effect on the Compensation Proposal.
If you sign and return a proxy and do not indicate how you wish to vote on the Compensation Proposal, your shares of SUMR common stock will be voted “FOR” the Compensation Proposal.
Board Recommendation
The Board recommends that stockholders vote “FOR” the approval, on an advisory basis, of the Merger-related compensation as described in this proxy statement.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the Merger Proposal would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares of SUMR common stock to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we expect to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairperson of the Special Meeting.
If the Special Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to the vote on the proposals at the adjourned meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting.
We do not anticipate calling a vote on this proposal if the Merger Proposal is approved by the requisite number of shares of SUMR common stock at the Special Meeting, provided, however, that under the Merger Agreement, Parent has the right to request postponement or adjournment of the Special Meeting in certain circumstances and the Company has to consider such request in good faith and may, but is not obligated, to postpone or adjourn the Special Meeting based on such request.
Vote Required
A majority of the votes cast “FOR” is required for the approval of the Adjournment Proposal. Assuming a quorum is present, abstentions and broker non-votes are not counted as “FOR” or “AGAINST” the Adjournment Proposal. An abstention from voting or the failure of any stockholder of record to submit a signed proxy card, vote via the Internet or attend and vote in person at the Special Meeting or, if shares are held through a broker, bank, or nominee, the failure to provide voting instructions to such broker, bank, or nominee, will have no effect on the Adjournment Proposal.
If you sign and return a proxy and do not indicate how you wish to vote on the Adjournment Proposal, your shares of SUMR common stock will be voted “FOR” the Adjournment Proposal.
Board Recommendation
The Board believes that it is in the best interests of SUMR and its stockholders to be able to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes received to approve the Merger Proposal or otherwise in connection with the Merger Proposal.
In addition, if a quorum is not present at the Special Meeting, the chairperson of the Special Meeting or the stockholders present in person or by proxy, may adjourn the Special Meeting to another place, date, or time (subject to certain restrictions in the Merger Agreement).
The Board recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of May 6, 2022 by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our directors and named executive officers; and

•
all of our current executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Common Stock(3)
5% Stockholders
Wynnefield Capital Management LLC and related parties(4)	784,183	36.2%
Jason Macari(5)	364,117	16.8%
Directors and Named Executive Officers
Evelyn D’An	9,712	*
Robin Marino	33,456	1.6%
Bruce Meier	—	—
Alan Mustacchi	16,394	*
Stuart Noyes	—	—
Edmund J. Schwartz(6)	—	—
Andrew Train	7,408	*
Stephen J. Zelkowicz	14,289	*
All current directors and executive officers as a group (7 persons)	81,259	3.8%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each named person is 1275 Park East Drive, Woonsocket, Rhode Island 02895.

(2)
Unless otherwise noted, each person named in the table has sole voting and investment power with regard to all shares beneficially owned, subject to applicable community property laws.

(3)
The percentages shown are calculated based on [2,164,791] shares of common stock issued and outstanding on May 6, 2022. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of May 6, 2022 are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by that person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person or group.

(4)
The information is as reported on Amendment No. 12 to Schedule 13D filed with the SEC on March 22, 2022. The address for Wynnefield Capital Management, LLC and related entities is 450 Seventh Avenue, Suite 509, New York, NY 10123. Of the shares indicated, 236,595 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. (“Partners”), 358,792 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), 164,523 shares are beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. (“Fund”), and 24,273 shares are beneficially owned by Wynnefield Capital, Inc. Profit Sharing & Money Purchase Plan (“Plan”).

Wynnefield Capital Management, LLC (“WCM”) is the sole general partner of Partners and Partners I and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares that Partners and Partners I beneficially own. WCM, as the sole general partner of Partners and Partners I, has the sole power to direct the voting and disposition of the shares that Partners and Partners I beneficially own. Nelson Obus and Joshua Landes are the co-managing members of WCM and, accordingly, each of Messrs. Obus and Landes may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares that WCM may be deemed to beneficially own. Each of Messrs. Obus and Landes, as co-managing members of WCM, share the power to direct the voting and disposition of the shares that WCM may be deemed to beneficially own.
Wynnefield Capital, Inc. (“WCI”) is the sole investment manager of the Fund and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares that the Fund beneficially owns. WCI, as the sole investment manager of the Fund, has the sole power to direct the voting and disposition of the shares that the Fund beneficially owns. Messrs. Obus and Landes are executive officers of WCI and, accordingly, each may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares that WCI may be deemed to beneficially own. Messrs. Obus and Landes, as executive officers of WCI, share the power to direct the voting and disposition of the shares that WCI may be deemed to beneficially own.
The Plan is an employee profit sharing plan. Messrs. Obus and Landes are the co-trustees of the Plan and accordingly, Messrs. Obus and Landes may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares that the Plan may be deemed to beneficially own. Each of Messrs. Obus and Landes, as the trustees of the Plan, shares with the other the power to direct the voting and disposition of the shares beneficially owned by the Plan.
The information set forth in this footnote with respect to WCM, WCI and Messrs. Obus and Landes, shall not be considered an admission that any of such persons, for the purpose of Section 16(b) of the Exchange Act, are the beneficial owners of any shares in which such persons do not have a pecuniary interest. Each of WCM, WCI and Messrs. Obus and Landes disclaims any beneficial ownership of these shares.
(5)
The information is as reported on Amendment No. 2 to Schedule 13D filed with the SEC on September 12, 2016 and a Form 4/A filed on March 29, 2021. The address of Mr. Macari is 3100 Diamond Hill Road, Cumberland, Rhode Island 02864. Includes 473 shares held by Mr. Macari’s daughter, of which Mr. Macari disclaims beneficial ownership.

(6)
Mr. Schwartz served as SUMR’s CFO from June 2020 until March 2021.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of the stockholders of SUMR. However, if the Merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings. SUMR will hold an annual meeting of stockholders in 2022 (the “2022 Annual Meeting”) only if the Merger has not already been completed.
If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2022 Annual Meeting, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Exchange Act. One of the requirements is that the proposal must have been received by our Secretary at our corporate offices in Woonsocket, Rhode Island, no later than the close of business on December 20, 2021. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of the 2022 Annual Meeting is changed by more than 30 days from the anniversary date of the 2021 annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and mail proxy materials for the 2022 Annual Meeting.
Our Bylaws establish an advance notice procedure with regard to other stockholder proposals, including nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder, other than matters included in our proxy materials in accordance with Rule 14a-8 under the Exchange Act. For any nominations or any other business to be properly brought before an annual meeting of stockholders, the stockholder must give timely notice. Such notice will be considered timely if we receive notice of such proposed director nomination or the proposal of other business at our corporate offices in Woonsocket, Rhode Island, not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the date of the 2022 Annual Meeting of stockholders; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, then notice by the stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.
WHERE YOU CAN FIND MORE INFORMATION
SUMR files annual, quarterly and current reports, proxy statements and other information with the SEC.
You may obtain copies of any reports, statements, or other information that we file with the SEC from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by SUMR through the Investor Relations section of our website, www.sumrbrands.com, and the “SEC Filings” section therein. Our website address is provided as an inactive textual reference only. The information contained on (or accessible through) our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Summer Infant, Inc.
Attention: Secretary
1275 Park East Drive
Woonsocket, Rhode Island 02895
Phone: (401) 671-6550
If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting.
If you have any questions about this proxy statement, the Special Meeting, or the Merger, or need assistance with voting procedures, you should contact our proxy solicitor:
Laurel Hill Advisory Group, LLC
Telephone: (888) 742-1305
Email: SUMR@laurelhill.com
OTHER MATTERS
As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement.
MISCELLANEOUS
SUMR has supplied all information relating to SUMR, and Parent has supplied all of the information relating to Parent, Merger Sub and its debt financing sources contained in this proxy statement.
You should rely only on the information contained in this proxy statement, including its appendices and all documents incorporated by reference therein, to vote on the Merger Proposal. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated as of May [•], 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Appendix A
AGREEMENT AND PLAN OF MERGER
by and among
Kids2, Inc.
Project Abacus Acquisition Corp.
and
Summer Infant, Inc.
Dated as of March 16, 2022

i

ii

Exhibit A: Form of Support Agreement
Exhibit B: Second Amended and Restated Certificate of Incorporation of the Surviving Corporation
Exhibit C: Second Amended and Restated Bylaws
Exhibit D: Form of Letter of Transmittal

iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (together with the Exhibits attached hereto, as amended, this “Agreement”) is made and entered into as of March 16, 2022 by and among Kids2, Inc., a Georgia corporation (“Parent”), Project Abacus Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”), and Summer Infant, Inc., a Delaware corporation (the “Company”). All capitalized terms that are not defined elsewhere in this Agreement will have the respective meanings assigned to them in Annex A.
BACKGROUND
It is proposed that, upon the terms and subject to the conditions set forth herein, the Merger Sub will merge with and into the Company (the “Merger”), and each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) then outstanding will thereupon be converted into the right to receive in cash, without interest, the Merger Consideration and cancelled;
The Board of Directors of the Company (the “Company Board”) has unanimously (i) determined and declared that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger and Merger Consideration, are in the best interests of the Company and its stockholders, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, and (iv) resolved to recommend that the Company’s stockholders adopt this Agreement;
The Board of Directors of the Merger Sub has unanimously (i) determined and declared that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated herby, including the Merger and the Merger Consideration, are in the best interests of the Merger Sub and its sole stockholder, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, and (iv) resolved to recommend that the Merger Sub’s sole stockholder adopt this Agreement;
The Board of Directors of Parent has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable and in the best interests of Parent and its stockholders, and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger and the Merger Consideration;
The Financing Sources have executed and delivered the Debt Commitment Letters; and
Concurrently with the execution of this Agreement and as a condition to Parent’s willingness to enter into this Agreement, certain of the Company’s stockholders are entering into support agreements in the form attached hereto as Exhibit A (the “Support Agreements”), dated as of the date hereof, with Parent and the Company, pursuant to which, among other things, such stockholders have agreed to vote such stockholders’ Shares in certain circumstances in favor of the approval of this Agreement.
In consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, the Merger Sub and the Company hereby agree as follows:
ARTICLE I
THE MERGER
1.1
The Merger.   Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, on the Closing Date (as defined below) the Merger Sub will be merged with and into the Company, the separate corporate existence of the Merger Sub will cease and the Company will continue its corporate existence as the Surviving Corporation and a wholly owned subsidiary of Parent. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, the Merger Sub and the Company will cause the Merger to be consummated under the DGCL by filing the Certificate of Merger with the Delaware Secretary of State.

1.2
The Surviving Corporation of the Merger.

(a)
Certificate of Incorporation and Bylaws of the Surviving Corporation.

(i)
Certificate of Incorporation.   The Company Charter as in effect immediately prior to the Effective Time will, at the Effective Time, be amended and restated to read in its entirety as set forth in Exhibit B attached hereto and, as so amended and restated, will be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such Certificate of Incorporation;

(ii)
Bylaws.   The Company will take all requisite action so that at the Effective Time the Bylaws of the Merger Sub, as in effect immediately prior to the Effective Time, will be amended and restated to read in their entirety as set forth in Exhibit C attached hereto and, as so amended and restated, will become the Bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

(b)
Directors and Officers of the Surviving Corporation.

(i)
Directors.   The Company will take all requisite action so that, from and after the Effective Time, the directors of the Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, to hold office until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

(ii)
Officers. The Company will take all requisite action so that from and after the Effective Time, the officers of the Merger Sub immediately prior to the Effective Time, will be the officers of the Surviving Corporation to hold office until their successors are elected and qualified or their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

1.3
General Effects of the Merger.   The effects of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time all of the property, rights, privileges, powers and franchises, and all and every other interest of the Company and the Merger Sub will be thereafter as effectually the property of the Surviving Corporation, and all debts, liabilities and duties of the Company and the Merger Sub will attach to the Surviving Corporation.

1.4
Effect of the Merger on Capital Stock of the Merging Corporations.

(a)
Capital Stock of the Merger Sub.   At the Effective Time, by virtue of Merger, and without any action on the part of Parent or the Merger Sub, each share of common stock, no par value per share, of the Merger Sub that is issued and outstanding immediately prior to the Effective Time will be converted automatically into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation and each certificate that immediately prior to the Effective Time evidenced ownership of such shares of common stock of the Merger Sub will thereafter evidence ownership of shares of common stock of the Surviving Corporation.

(b)
Capital Stock of the Company.

(i)
Generally.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Merger Sub, the Company, or the holders of any of such Shares, each Share that is issued and outstanding immediately prior to the Effective Time (other than Owned Shares and Dissenting Shares) will be converted automatically into and become the right to receive the Merger Consideration and will be cancelled and cease to exist and the holders of Certificates will cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration with respect to each such Share upon the surrender of the Certificate representing such Share of the transfer of such Uncertificated Share in the manner provided in Section 2.3(c) (or in the case of a lost, stolen or destroyed Certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 2.3(d)); provided, however, that the Merger Consideration will be appropriately adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Company Common Stock having a record date on or after the date hereof and prior to the Effective Time. From and after the Effective Time, all Shares issued and outstanding immediately prior to the Effective Time (other than Owned Shares and Dissenting Shares) will no longer be outstanding and will automatically be cancelled, and cease to exist, and each holder of such Shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration issuable in respect thereof pursuant to this Section 1.4(b)(i). The Merger Consideration issued upon the surrender for exchange of Shares issued and outstanding prior to the Effective Time (other than Owned Shares and Dissenting Shares) in accordance with the terms hereof will be deemed to have been issued in full satisfaction of all rights pertaining to such Shares, and there will be no further registration of transfers on the records of the Surviving Corporation of such Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, a Certificate (other than one representing Owned Shares) is presented to the Surviving Corporation for any reason, then such Certificate will be canceled and exchanged for the Merger Consideration in accordance with this Section 1.4(b)(i).
(ii)
Owned Shares.   Notwithstanding anything to the contrary set forth herein, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Merger Sub, the Company, or the holders of any of such Shares, each Share that is issued and outstanding immediately prior to the Effective Time and owned by Parent, the Merger Sub or the Company, or by any direct or indirect wholly owned Subsidiary of Parent, the Merger Sub or the Company (collectively, the “Owned Shares”), will automatically be cancelled and extinguished and cease to exist without any conversion thereof or consideration paid therefor.

(iii)
Dissenting Shares.   Notwithstanding anything to the contrary set forth in this Agreement, each Share that is issued and outstanding immediately prior to the Effective Time (other than Owned Shares) and held by a holder who has not voted in favor of adoption of the Merger or consented thereto in writing and who has properly demanded appraisal of such Shares in accordance with Section 262 of the DGCL (collectively, the “Dissenting Shares”) will not be converted into a right to receive the Merger Consideration and will be cancelled and cease to exist and represent solely the rights provided by Section 262 of the DGCL. If, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal pursuant to Section 262 of the DGCL, which, for the avoidance of doubt, shall include a determination of the Court of Chancery of the State of Delaware that such holder is not entitled to appraisal rights pursuant to Section 262 of the DGCL, such Shares will be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 1.4(b)(i), without interest thereon, upon surrender of such Certificate or transfer of such Uncertificated Share, as the case may be. The Company will provide Parent prompt written notice of any demands received by the Company prior to the Effective Time for appraisal of Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to Delaware Law that relates to such demand, and Parent will have the right to participate in all negotiations and Legal Proceedings with respect to such demands. Except with the prior written consent of Parent, the Company will not make any payment with respect to, or offer to settle or settle, any such demands.

(c)
Stock Awards of the Company.

(i)
Stock Options.   The Company will take all requisite action (including the satisfaction of the requirements of Rule 16(b)-3(3) under the Exchange Act) so that to the extent not exercised prior to the Effective Time, each outstanding vested or unvested Company Option will, at the Effective Time and without any action on the part of Parent, the Merger Sub or the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 2.3(f)) equal to the product of: (x) the excess, if any, of the Merger Consideration over the exercise price per share of each such Company Option, multiplied by (y) the number of Shares issuable upon the exercise in full of such Company Option (the “Option Consideration”); provided, however, that if the exercise price per share of any such Company Option is equal to or greater than the Merger Consideration, such Company Option will, at the Effective Time, be cancelled and terminated without any cash payment or other consideration being made in respect thereof. At the Effective Time, Parent shall deposit with the Company or the Surviving Corporation, as applicable, by wire transfer of immediately available funds into an account designated by the Company prior to the Effective Time, the cash amount required to pay all of the Option Consideration in respect of all the Company Options in accordance with this Section 1.4(c)(i) and as set forth on Schedule 1.4(c)(i) attached hereto and as soon as practicable (and in no event more than three (3) Business Days) following the Closing, Parent will cause the Surviving Corporation to pay to each holder of a Company Option the Option Consideration (if any), without interest and less any applicable withholding Taxes, required to be paid to the holder of such Company Option. The cancellation of a Company Option as provided in the first sentence of this Section 1.4(c)(i) will be deemed the termination, and satisfaction in full, of any and all rights the holder had or may have had in respect of such Company Option. For the avoidance of doubt, each Company Option that has been exercised for Shares prior to the Effective Time will be treated in accordance with Section 1.4(b) hereof and will not be paid any additional Option Consideration pursuant to this Section 1.4(c)(i).
(ii)
RSAs.   The Company will take all requisite action so that each unvested RSA outstanding as of immediately prior to the Effective Time will, without any action on the part of Parent, the Merger Sub or the holder thereof, be cancelled and converted into the right to receive, an amount in cash (without interest and subject to deduction for any required withholding Tax as contemplated in Section 2.3(f)) equal to the product of: (x) the Merger Consideration and (y) the number of Shares subject to such RSA (the “RSA Consideration”). At the Effective Time, Parent shall deposit with the Company or the Surviving Corporation, as applicable, by wire transfer of immediately available funds into an account designated by the Company prior to the Effective Time, the cash amount required to pay all of the RSA Consideration in respect of all the RSAs in accordance with this Section 1.4(c)(ii) and as set forth on Schedule 1.4(c)(ii) attached hereto and as soon as practicable (and in no event more than three (3) Business Days) following the Closing, Parent will cause the Surviving Corporation to pay to each holder of a RSA the RSA Consideration (if any), without interest and less any applicable withholding Taxes, required to be paid to the holder of such vested RSA. The cancellation of an RSA as provided in the first two sentences of this Section 1.4(c)(ii) will be deemed the termination, and satisfaction in full, of any and all rights the holder had or may have had in respect of such RSA. For the avoidance of doubt, each RSA that has previously been settled in Shares prior to the Effective Time will be treated in accordance with Section 1.4(b) hereof and will not be paid any additional RSA Consideration pursuant to this Section 1.4(c)(ii).

(iii)
Parent and the Company may agree to treat equity compensation held by Company employees subject to non-U.S. law in a manner other than that contemplated above in this Section 1.4(c) to the extent necessary to take into account applicable non-U.S. law or tax or employment considerations; provided such treatment is not materially adverse to such Company employees, as determined by Parent and the Company.

(d)
At or prior to the Effective Time, the Company and the Company Board (and each relevant committee thereof, as applicable) shall adopt any resolutions and take any actions that may be necessary to effectuate the provisions of Section 1.4(b)(i) and Section 1.4(b)(ii).

1.5
Further Action.   If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes or intent of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either the

Company and the Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, then, to the fullest extent permitted by Applicable Law, the directors and officers of the Surviving Corporation will have the authority to take all such lawful and necessary action to vest all right, title or possession to such assets, property rights, privilege, powers and franchises in the Surviving Corporation.
1.6
No Further Dividends.   No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any Share.

ARTICLE II
THE CLOSING
2.1
The Closing.   The consummation of the Merger will take place by the electronic exchange of documents as soon as practicable on the date which will be no later than the third (3rd) Business Day after the satisfaction of the condition set forth in Section 2.2(a)(i), or at such other manner, date and time as Parent and the Company may mutually agree upon in writing ( the “Closing”). The date upon which the Closing actually occurs pursuant to this Section 2.1 is referred to herein as the “Closing Date.”

2.2
Conditions to Closing.

(a)
Mutual Conditions to Closing.   The respective obligations of Parent, the Merger Sub and the Company to consummate the Merger and the other transactions contemplated herein shall be subject to the satisfaction or waiver of each of the following conditions prior to or at the Closing.

(i)
Requisite Stockholder Approval.   The Requisite Stockholder Approval has been obtained.

(ii)
No Legal Prohibition.   No Governmental Authority of competent jurisdiction has:

(A)
enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any Applicable Law that is in effect and has the effect of making the Merger illegal or which has the effect of prohibiting the consummation of the Merger; or

(B)
issued or granted any Order (whether temporary, preliminary or permanent) that has the effect of making the Merger illegal or which has the effect of prohibiting the consummation of the Merger.

(b)
Additional Parent and Merger Sub Conditions.   The obligations of Parent and the Merger Sub to consummate the Merger and the other transactions contemplated herein shall be further subject to the satisfaction or waiver of each of the following conditions at or prior to the Closing, any of which may be waived exclusively by Parent and the Merger Sub.

(i)
Compliance with Agreements and Covenants.   The Company will have performed or complied in all material respects with all agreements, covenants and other obligations required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(ii)
Accuracy of Representations and Warranties.

(A)
The Fundamental Representations will be true and correct in all respects (1) on the date of this Agreement, and (2) on and as of the Closing Date, with the same force and effect as if made on and as of such date, except for those representations and warranties which address matters only as of a particular date, which representations will be true and correct in all respects as of such particular date.

(B)
The representations and warranties of the Company set forth in this Agreement (other than the Fundamental Representations) will be true and correct in all respects (1) on the date of this Agreement, and (2) on and as of the Closing Date, with the same force and effect as if made on and as of such date, except (1) for those representations and warranties which address matters only as of a particular date, which representations will be true and correct as of such particular date, and (2) in each case, where any failure to be so true and correct has not had or would not, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect without giving effect to any limitation as to “material”, “materiality” or “Company Material Adverse Effect” set forth in such representations and warranties.
(iii)
No Company Material Adverse Effect.   Since the date hereof, there has not occurred any Company Material Adverse Effect that is continuing as of the Closing Date.

(iv)
Receipt of Officers’ Certificate.   Parent and the Merger Sub have received a certificate, signed for and on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company, certifying the satisfaction of the conditions set forth in Section 2.2(b)(i) and Section 2.2(b)(ii).

(v)
Dissenting Shares.   Not more than five percent (5%) of the Shares issued and outstanding immediately prior to the Effective Time shall constitute Dissenting Shares.

(vi)
Required Consents.   Parent and the Merger Sub have received copies of all consents listed on Schedule 2.2(b)(vi) attached hereto.

(vii)
Receipt of Payoff Letters.   Parent and the Merger Sub have received, no later than two (2) Business Days prior to the Closing Date, payoff letters with respect to the Indebtedness identified on Schedule 2.2(b)(vii) attached hereto effective as of the Closing, in form and substance reasonably satisfactory to Parent and Merger Sub.

(viii)
Financing.

(A)
No Financing Source has terminated its Debt Commitment Letter; and

(B)
All conditions precedent to the Debt Financing contained in the Debt Commitment Letters have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing).

(c)
Additional Company Conditions.   The obligations of the Company to consummate the Merger and the other transactions contemplated herein shall be further subject to the satisfaction or waiver of each of the following conditions prior to or at the Closing, any of which may be waived exclusively by the Company:

(i)
Compliance with Agreements and Covenants.   Parent and the Merger Sub will have performed or complied in all material respects with all agreements, covenants and obligations required by this Agreement to be performed or complied with by each of them at or prior to the Closing Date.

(ii)
Accuracy of Representations and Warranties.   The representations and warranties of Parent and the Merger Sub set forth in this Agreement will be true and correct in all respects on and as of the Closing Date, with the same force and effect as if made on and as of such date (except for those representations and warranties which address matters only as of a particular date, which representations will be true and correct in all respects as of such particular date), in each instance, without giving effect to any limitation as to “material”, “materiality” or “material adverse effect” set forth in such representations and warranties.

(iii)
Receipt of Officers’ Certificate.   The Company has received a certificate, signed for and on behalf of Parent and the Merger Sub by a duly authorized officer of each of Parent and the Merger Sub, certifying the satisfaction of the conditions set forth in this Section 2.2(c).

2.3
Issuance of Merger Consideration After the Closing.

(a)
Payment Agent.   Prior to the Effective Time, Parent shall designate Continental Stock Transfer & Trust Company or another bank or trust company reasonably acceptable to the Company to act as the payment agent for the benefit of holders of Certificates representing each Share converted into the right to receive the Merger Consideration pursuant to Section 1.4(b)(i) (the “Payment Agent”).
(b)
Payment Fund.

(i)
Creation of Payment Fund.   On the Closing Date, (A) Parent will deposit (or will cause to be deposited) with the Payment Agent, an amount of cash in U.S. dollars equal to the product obtained by multiplying (x) the Merger Consideration by (y) the aggregate number of Shares issued and outstanding immediately prior to the Effective Time, excluding Owned Shares and Dissenting Shares (such cash amounts in clause (A), in the aggregate, being referred to herein as the “Payment Fund”) and (B) Parent will (or will cause to be deposited) with the Surviving Corporation, cash in an amount sufficient to pay the aggregate Option Consideration and aggregate RSA Consideration to be paid in accordance with Section 1.4(c)(i) and Section 1.4(c)(ii) as set forth on Schedules 1.4(c)(i) and 1.4(c)(ii) attached hereto, and the employer portion of any payroll or other Taxes that are or will be incurred in connection with the payment of any payments described in this clause (B). From time to time following the Effective Time, Parent or the Surviving Corporation will deposit (or cause to be deposited) with the Payment Agent additional cash in any amount necessary to enable the Payment Agent to pay any and all Merger Consideration payable hereunder. The Payment Fund and the aggregated cash amounts in clause (B) of the foregoing sentence shall not be used for any purpose other than to fund payments due (or, in the case of payroll tax amounts, with respect to payments due) pursuant to this Article II.

(ii)
Investment of Payment Fund.   Until disbursed in accordance with the terms and conditions of this Agreement, the Payment Fund will be held by the Payment Agent in cash or in obligations of the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States. No losses with respect to any investments of the Payment Fund will affect the Merger Consideration payable to the holders of Shares pursuant to this Article II, and following any such losses that result in the Payment Fund becoming not immediately available or that result in the amount of funds in the Payment Fund being insufficient to promptly pay the portion of the aggregate Merger Consideration that remains unpaid, Parent shall promptly provide additional funds to the Payment Agent for the benefit of the holders of Shares to the extent of such insufficiency. Any interest or income resulting from investment of the Payment Fund not used to pay any portion of the aggregate Merger Consideration will be payable to Parent or the Surviving Corporation, as Parent directs.

(iii)
Termination of Payment Fund.   Any portion of the Payment Fund that remains undistributed to the holders of the Shares issued and outstanding immediately prior to the Effective Time (other than Owned Shares and Dissenting Shares) on the date that is one (1) year after the Effective Time will be delivered to the Surviving Corporation upon demand, and any holders of such Shares who have not theretofore exchanged such Shares for the Merger Consideration pursuant to the provisions of Section 1.4(b) will thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or similar Applicable Laws), solely as general creditors thereof, for any payment of and claim to the applicable Merger Consideration to which such holders may be entitled pursuant to the provisions of Article I. Any amounts remaining unclaimed by holders of such Shares two (2) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the fullest extent permitted by Applicable Law, become the property of the Surviving Corporation, free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

(c)
Exchange Procedures.   Promptly following the Effective Time, Parent and the Surviving Corporation will cause the Payment Agent to mail to each holder of record of Shares issued and outstanding immediately prior to the Effective Time (other than Owned Shares and Dissenting Shares): (i) a letter of transmittal in the form attached hereto as Exhibit D (the “Letter of

Transmittal”); and (ii) instructions for use in effecting the surrender of the Certificates or transfer of the Uncertificated Shares in exchange for the Merger Consideration payable in respect thereof pursuant to the provisions of Article I. Each holder of Shares that have been converted into the right to receive the Merger Consideration will be entitled to receive the Merger Consideration in respect of each of the Shares represented by a Certificate or Uncertificated Share upon (x) surrender to the Payment Agent of a Certificate, together with a duly completed and validly executed Letter of Transmittal and such other documents as may reasonably be requested by the Payment Agent, or (y) receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares. Until so surrendered or transferred, as the case may be, from and after the Effective Time each such Certificate or Uncertificated Share will represent for all purposes only the right to receive the Merger Consideration payable in respect thereof pursuant to the provisions of Article I. If Certificates or Uncertificated Shares are presented to the Surviving Corporation after the Effective Time for any reason, they will be canceled and exchanged for the Merger Consideration, as provided for, and in accordance with the procedures set forth in Article I. No interest will be paid or accrued on the cash payable upon the surrender or transfer of such Certificate or Uncertificated Share. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of Shares that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time.
(d)
Lost, Stolen or Destroyed Certificates.   In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration issuable in respect thereof pursuant to Section 1.4(b)(i); provided, however, that the Surviving Corporation may, in its discretion and as a condition precedent to that issuance, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such sum as the Surviving Corporation may reasonably direct as indemnity against any claim that may be made against the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

(e)
Transferred Shares.   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it will be a condition to such payment that (i) either such Certificate will be properly endorsed or will otherwise be in proper form for transfer or such Uncertificated Share will be properly transferred and (ii) the Person requesting such payment pays to the Payment Agent any transfer or other similar Tax required as a result of such payment to a Person other than the registered holder of such Certificate, or establish to the satisfaction of the Payment Agent that such Tax has been paid or is not payable.

(f)
Tax Withholding.   Each of the Payment Agent, Parent and the Surviving Corporation, as the case may be, is entitled to deduct and withhold from any Merger Consideration, Option Consideration or RSA Consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom under Tax law. To the extent that such amounts are so deducted or withheld by the Payment Agent, Parent or Surviving Corporation, as the case may be, and remitted to the applicable Governmental Authority, such amounts will be treated for all purposes under this Agreement as having been paid to the Person in respect of which the Payment Agent, Parent or Surviving Corporation, as the case may be, made such deduction or withholding.

(g)
No Liability.   Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other party hereto will be liable to a holder of Shares for any amount properly paid to a public official pursuant to any abandoned property, escheat or similar Applicable Law.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY
Except as set forth in the Company Disclosure Letter, the Company hereby represents and warrants to Parent as follows:
3.1
Organization and Standing.

(a)
The Company is a corporation duly organized, validly existing and in good standing under Delaware Law. The Company has the requisite power and authority to carry on its business as it is presently being conducted and to own, lease or operate its properties and assets. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company’s Amended and Restated Certificate of Incorporation (as amended to date) (the “Company Charter”) and the Company’s Amended and Restated Bylaws (as amended to date) (the “Company Bylaws”) that are listed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 are complete and correct copies of the Company Charter and Company Bylaws in effect on the date of this Agreement. The Company Charter and Company Bylaws are in full force and effect, and the Company is not in material violation of the provisions of the Company Charter or the Company Bylaws.

(b)
The Company has delivered or made available to Parent complete and correct copies of the minutes of all meetings of the Company Board and each standing committee of the Company Board since January 1, 2019, with privileged information and information related to discussions of the Merger or any similar transaction involving the sale of the Company, or a material portion of its assets, to, or combination of the Company with, any other Person redacted.

3.2
Authorization and Enforceability.

(a)
The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject to obtaining the Requisite Stockholder Approval, to consummate the transactions contemplated hereby (including the Merger) and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder and the consummation by the Company of the transactions contemplated hereby (including the Merger) have been duly authorized by all necessary corporate action on the part of the Company, and no additional corporate proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby (including the Merger), subject to obtaining the Requisite Stockholder Approval.

(b)
This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and the Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except for the Enforceability Limitations.

(c)
The Company Board has unanimously (i) determined and declared that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger and the Merger Consideration, are in the best interests of the Company and its stockholders, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, (iv) assuming the accuracy of the representations and warranties set forth in Section 4.5, took all actions necessary, so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to or as a result of the Merger, this Agreement and the transactions contemplated hereby, (v) directed that, as and to the extent required by this Agreement, the adoption of this Agreement be submitted to a vote of the stockholders of the Company at the Company Stockholder

Meeting, and (vi) resolved, as and to the extent required by this Agreement, to recommend that the Company’s stockholders adopt this Agreement in accordance with the applicable provisions of Delaware Law.
(d)
Other than Section 203 of the DGCL, no other “control share acquisition,” “fair price,” “moratorium” or other similar antitakeover Applicable Law applies to the Merger, this Agreement or any of the other transactions contemplated hereby.

(e)
The Company Board has received a written opinion of Duff & Phelps, a Kroll Business operating as Kroll, LLC, that, based on and subject to the assumptions and limitations set forth in its written opinion, the Merger Consideration to be received in the Merger by the holders of Company Common Stock (excluding Company Common Stock owned by Parent, Merger Sub or the Company or any direct or indirect wholly owned subsidiary of Parent, Merger Sub or the Company and the Company Common Stock as to which dissenters’ rights have been perfected) is fair from a financial point of view to such holders, and as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified.

(f)
Assuming the accuracy of the representations and warranties set forth in Section 4.5, the Requisite Stockholder Approval is the only vote of the holders of any class or series of the Company’s capital stock necessary under Applicable Law, the Company Charter or the Company Bylaws to consummate the Merger and the other transactions contemplated by this Agreement.

3.3
Required Consents.   No Consent is required to be obtained or on the part of the Company or any of its Subsidiaries in connection with the execution, delivery and, subject to obtaining the Requisite Stockholder Approval, performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby (including the Merger), except for (a) the filing of the Certificate of Merger with the Delaware Secretary of State as required by Delaware Law, (b) the filing of the Proxy Statement in definitive form with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement, (c) such Consents as may be required under applicable state securities or “blue sky” laws and the securities laws of any foreign country or the rules and regulations of Nasdaq, and (d) such other Consents the failure of which to obtain would not reasonably be expected to be, individually or in the aggregate, a Company Material Adverse Effect.

3.4
No Conflicts.   The execution, delivery or performance by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby (including the Merger) and the compliance by the Company with any of the provisions hereof do not and will not (a) subject to obtaining the Requisite Stockholder Approval, violate, conflict or result in a breach with any provision of the Company Charter or the Company Bylaws or other comparable constituent documents of any of its Subsidiaries, (b) subject to obtaining the consents set forth in Section 3.4 of the Company Disclosure Letter, violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the loss of any material benefit or the imposition of any additional payment or other liability under, any Material Contract, (c) assuming compliance with the matters referred to in Section 3.3 of the Company Disclosure Letter and, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Applicable Law or Order or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d), for such violations, conflicts, defaults, terminations, accelerations or Liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.5
Capitalization.

(a)
The authorized capital stock of the Company consists of 49,000,000 Shares and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Shares”). As of the Capitalization Date, (i) 2,164,708 Shares were issued and outstanding, (ii) 30,184 Shares were held by the Company as treasury shares and (iii) no Preferred Shares were outstanding. Since the Capitalization

Date, the Company has not issued any Shares other than pursuant to the exercise of Company Options or the vesting and settlement of RSAs. All outstanding Shares are validly issued, fully paid, nonassessable and free of any preemptive rights.
(b)
As of the Capitalization Date, 70,635 Shares were reserved for issuance pursuant to outstanding Company Options and 6,072 Shares were reserved for issuance pursuant to outstanding RSAs. Section 3.5(b) of the Company Disclosure Letter sets forth the vesting schedule and exercise prices of Company Options and the vesting schedule applicable to all outstanding RSAs, all as of the close of business on the Capitalization Date. Since the Capitalization Date, the Company has not granted, committed to grant or otherwise created or assumed any obligation with respect to any Stock Award. All Stock Awards have been validly granted and properly approved in accordance with all Applicable Law and, if applicable, the applicable Company Equity Incentive Plan.

(c)
Except as set forth in this Section 3.5, there are (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company, or that obligates the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company (the items in clauses (i), (ii), (iii) and (iv), together with the capital stock of the Company, being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Company Securities. Except pursuant to the terms of the Company Equity Incentive Plans, there are no outstanding Contracts of any kind which obligate or permit the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities.

(d)
Except as set forth in Section 3.5(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any Contracts restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any Company Securities other than the Support Agreements.

3.6
Subsidiaries.

(a)
Section 3.6(a) of the Company Disclosure Letter sets forth a complete and accurate list as of the date hereof of each Subsidiary and the jurisdiction of organization thereof. Except for the Subsidiaries and marketable securities held for investment or cash management purposes, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interest in, any Person.

(b)
Each Subsidiary is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its respective organization (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States). Each Subsidiary has the requisite power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets. Each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent the ”good standing” concept is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)
All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (i) have been duly authorized, validly issued and are fully paid and nonassessable and (ii) except as set forth in Section 3.6(c) of the Company Disclosure Letter, are

owned, directly or indirectly, by the Company, free and clear of all Liens and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent the operation by the Surviving Corporation of such Subsidiary’s business as presently conducted.
(d)
There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (ii) options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (iii) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Subsidiaries of the Company, being referred to collectively as “Subsidiary Securities”) or (iv) other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Subsidiary Securities. There are no Contracts of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

3.7
SEC Reports.

(a)
The Company has timely filed or furnished (as applicable) all SEC Reports that have been required to be so filed or furnished (as applicable) by it under the Securities Act or the Exchange Act, as the case may be.

(b)
Each SEC Report filed prior to the date hereof complied, and each SEC Report filed with the SEC after the date hereof, will comply, as the case may be, as of its filing date (or, if amended, as of the amendment date) as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date such SEC Report was, or will be, filed.

(c)
Except as disclosed in the SEC Reports, since the Reference Date, the Company has not received from the SEC or any other Governmental Authority any written comments or questions with respect to any of the SEC Reports (including the financial statements included therein) or any written notice from the SEC or other Governmental Authority that such SEC Reports (including the financial statements included therein) are being reviewed or investigated, and, to the knowledge of the Company, there is not any investigation or review being conducted by the SEC or any other Governmental Authority of any SEC Reports (including the financial statements included therein). As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SEC Reports.

(d)
No Subsidiary is required to file any periodic reports, or other documents under Section 13 or Section 15(d) of the Exchange Act.

(e)
Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the SEC Reports, and the statements contained in such certifications are true and accurate and were true and accurate when made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

3.8
Financial Statements.

(a)
The consolidated financial statements of the Company and its Subsidiaries (including, in each case, any notes thereto) filed in or furnished with the SEC Reports filed have been prepared in accordance with GAAP consistently applied during the periods and at the dates involved (except as may be indicated in the notes thereto, and except in the case of unaudited interim financial statements as permitted by the Exchange Act and the rules and regulations thereunder), and fairly presented in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows for the respective periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).
(b)
The Company has designed and maintains a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are being made in accordance with the authorizations of management, and (iii) regarding prevention or timely detection of any unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements.

(c)
The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and (ii) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal financial officer and principal executive officer of the Company regarding the effectiveness of such disclosure controls and procedures required under the Exchange Act.

(d)
Neither the Company nor the Company’s independent registered public accounting firm has identified or been made aware of any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries except as disclosed in Section 3.8 of the Company Disclosure Letter.

(e)
Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand (such as any arrangement described in Section 303(a)(4) of Regulation S-K of the SEC)) where a primary purpose or effect of such arrangement is to avoid disclosure of any material transaction involving the Company or any its Subsidiaries in the Company’s consolidated financial statements.

3.9
No Undisclosed Liabilities.   Neither the Company nor any of its Subsidiaries has any Liabilities other than Liabilities that are (a) reflected or reserved against in the Balance Sheet (including in the notes thereto), (b) incurred in connection with the transactions contemplated by this Agreement, (c) fees and expenses payable to any accountant, outside legal counsel or financial advisor which are incurred in connection with the negotiation of this Agreement or the consummation of the transactions contemplated by this Agreement (including the Merger), (d) executory obligations under any Contract (none of which is a Liability for a material breach thereof), (e) set forth in Section 3.9 of the Company Disclosure Letter, or (f) incurred in the ordinary course of business since the date of the Balance Sheet that are not material to the Company or its Subsidiaries, taken as a whole.

3.10
Absence of Certain Changes.   Except as set forth in Section 3.10 of the Company Disclosure Letter or as specifically contemplated by, or disclosed in, this Agreement, since January 1, 2022, the Company and each of its Subsidiaries has conducted its business, in all material respects, in the ordinary course consistent with past practice, and, since such date, there has not been any action that, if taken after the date of this Agreement through the Effective Time, without the prior written consent of Parent, would constitute a breach of Section 5.2. Since January 1, 2022, there has not been any Company Material Adverse Effect.
3.11
Material Contracts.

(a)
Section 3.11(a) of the Company Disclosure Letter contains a complete and accurate list of all Material Contracts to which the Company or any of its Subsidiaries is a party as of the date hereof. The Company has made available to Parent true, complete and correct copies of each such Material Contract, together with all amendments, waivers or other changes thereto.

(b)
Each Material Contract is valid and binding on the Company (and/or each such Subsidiary of the Company, as the case may be) and is in full force and effect, other than any such Material Contract which after the date hereof is terminated or expires in accordance with its terms, and neither the Company nor any of its Subsidiaries party thereto, nor, to the knowledge of the Company, any other party thereto, is in breach of, or default under, in any material respect, any such Material Contract. No event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder in any material respect by the Company or any of its Subsidiaries, or, to the knowledge of the Company, any other party thereto, and, except as disclosed in Section 3.11(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has received any written notice regarding any actual or possible violation or breach of or default under, or intention to cancel or modify (other than modification in the ordinary course of business that are not materially adverse to the Company), any Material Contract.

3.12
Compliance with Laws and Orders.   The Company and its Subsidiaries are in compliance in all material respects with all Applicable Laws and Orders. Since the Reference Date through the date of this Agreement, neither the Company nor any of its Subsidiaries (a) has received any written notice of any administrative, civil or criminal investigation or audit of the Company or any of its Subsidiaries by any Governmental Authority, (b) except as set forth in Section 3.12 of the Company Disclosure Letter, has received any written notice from any Governmental Authority alleging that the Company or any of its Subsidiaries is not in compliance with any Applicable Law or Order or (c) has provided any written notice to any Governmental Authority regarding any material violation by the Company or any of its Subsidiaries of any Applicable Law or Order, in each case of clauses (a) and (b) that remains outstanding or unresolved as of the date of this Agreement.

3.13
Permits.   The Company and its Subsidiaries are in compliance, in all material respects, with the terms of all Permits from Governmental Authorities required to occupy and operate each Leased Real Property, and no suspension or cancellation of any such Permits is pending or has been threatened in writing, except for such noncompliance, suspensions or cancellations that, individually or in the aggregate, would not reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries hold, to the extent legally required, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority regarding (a) any violation by the Company or any of its Subsidiaries of any Permits or the failure to have any required Permits, or (b) any revocation, cancellation or termination of any material Permits held by the Company or any of its Subsidiaries, in each case of clauses (a) and (b) that remains outstanding or unresolved as of the date of this Agreement.

3.14
Environmental Matters.

(a)
Each of the Company and its Subsidiaries is, and since the Reference Date has been, in material compliance with all Environmental Laws. Since the Reference Date, neither the Company nor any of its Subsidiaries has received from any Person any written notice, request for information, report, or other information regarding any actual or alleged violation by the Company or any Subsidiary of, or liability of the Company or any Subsidiary under, Environmental Laws or Environmental Permits (including, without limitation, any investigatory, remedial, or corrective action liabilities). There are no Environmental Claims pending threatened in writing against the

Company or any Subsidiary which in each case either remains pending or unresolved, or is or may be the source of ongoing obligations or requirements as of the date of this Agreement. There exist no facts or circumstances that could reasonably (i) interfere with or prevent full compliance or continued full compliance with Environmental Laws and Environmental Permits; or (ii) give rise to any Liabilities under Environmental Laws or Environmental Permits.
(b)
Neither the Company nor any of its Subsidiaries has retained or assumed the liability of any Person under Environmental Laws or Environmental Permits, whether by contract or by operation of Applicable Laws or Orders, and there are no Environmental Claims pending threatened in writing, against any Person whose liability therefor may have been retained or assumed by, or could be imputed or attributed to, the Company or any of its Subsidiaries relating in any way to Environmental Laws or Environmental Permits.

(c)
The Company and its Subsidiaries are in compliance, in all material respects, with the terms of all Permits required under Environmental Laws from Governmental Authorities (“Environmental Permits”) required to carry on the business of the Company and its Subsidiaries and to occupy and operate each Leased Real Property. No suspension or cancellation of any such Environmental Permits is pending or threatened in writing. The Company and its Subsidiaries hold, to the extent legally required, all Environmental Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted. Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Authority regarding (i) any material violation by the Company or any of its Subsidiaries of any Environmental Permits or the failure to hold any required Environmental Permits, or (ii) any revocation, cancellation or termination of any Environmental Permits held by the Company or any of its Subsidiaries, and no such notice in either case remains outstanding or unresolved as of the date of this Agreement.

(d)
With respect to the Leased Real Property and any real property formerly owned, leased, or operated by the Company or any of its Subsidiaries in connection with the business, to the knowledge of the Company: (i) no Release of Hazardous Materials has occurred on, into, to, or from any such property in such a manner as to give rise to any Liabilities on the Company under Environmental Laws; and (ii) no Hazardous Materials are present or alleged to be present at any such property that are in violation of Environmental Laws, or which have given rise, or which could reasonably be expected to give rise, to any Liabilities of the Company or any of its Subsidiaries or investigatory, reporting, remedial, or corrective obligations by the Company or any of its Subsidiaries under Environmental Laws.

(e)
Neither the Leased Real Property, nor any real property formerly owned, leased, or operated by the Company or any of its Subsidiaries in connection with the business, is listed on, or is proposed for listing on, the National Priorities List or the Superfund Enterprise Management System under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), or any similar list of known or suspect contaminated sites maintained by any Governmental Authority.

(f)
Neither the Company nor any of its Subsidiaries has disposed of, transported, arranged for transport, or otherwise sent any Hazardous Materials used in, made by, or generated by the conduct of the business, or otherwise by the Company or any of its Subsidiaries, to any site or location where a Release of Hazardous Materials has occurred that requires, or would reasonably be expected to require, investigation, removal, cleanup, or other remedial action under applicable Environmental Laws, or that otherwise could cause the Company or any of its Subsidiaries to incur material Liabilities under Environmental Laws.

(g)
To the knowledge of the Company, none of the following exists at any of the Leased Real Property as of the Closing: (i) aboveground or underground storage tanks, pits, basins, oil-water separators, or other subgrade features; (ii) materials that contain, or that are presumed to contain, asbestos or lead-based paint, in any form or condition; (iii) materials or equipment that contain, or that are presumed to contain, polychlorinated biphenyls; or (iv) landfills, dumps, or other surface impoundments containing any Hazardous Materials.

(h)
The Company has provided or otherwise made available to Parent: (i) any and all environmental reports, audits and documentation relating to compliance with Environmental Laws or Environmental Permits, including (but not limited to) Phase I environmental site assessments and Phase II investigations or other sampling data, with respect to the business or assets of the Company or any of its Subsidiaries, or any currently or formerly owned, operated, or leased real property, which are in the possession or control of the Company or any of its Subsidiaries; and (ii) any and all Company documents concerning planned or anticipated capital expenditures required to reduce, offset, limit, or otherwise control pollution and/or emissions, manage waste, or otherwise ensure the Company’s compliance with current or future Environmental Laws or Environmental Permits (including, without limitation, costs of remediation, pollution control equipment, and operational changes).

3.15
Legal Proceedings and Orders.

(a)
Except as set forth on Section 3.15 of the Company Disclosure Letter, there is no Legal Proceeding pending or threatened in writing against the Company, any of its Subsidiaries, or, as of the date of this Agreement, against any present officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such or, to the knowledge of the Company, any former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such, or against any of the respective properties of the Company or any of its Subsidiaries, in each case not covered by insurance that (a) involves an amount in controversy reasonably estimated to be in excess of Twenty-Five Thousand Dollars ($25,000) per occurrence or One Hundred Thousand Dollars ($100,000) in the aggregate, (b) seeks material injunctive relief, or (c) seeks to impose any material legal restraint on or prohibition against or limit the Surviving Corporation’s ability to operate the business of the Company and its Subsidiaries substantially as it was operated immediately prior to the date of this Agreement.

(b)
None of the Company, any of its Subsidiaries or any of their respective properties is subject to any outstanding Order which would reasonably be expected to be, individually or in the aggregate, material to the Company.

3.16
Taxes.

(a)
The Company and each of its Subsidiaries have timely filed or cause to be filed (taking into account valid extensions) all U.S. federal, state, local and non-U.S. Tax Returns required to be filed by any of them. All Taxes due and owing by the Company or any of its Subsidiaries (whether or not such Taxes are shown on such Tax Returns) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company’s financial statements included in the SEC Reports (in accordance with GAAP). Neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes since the date of the Balance Sheet outside of the ordinary course of business.

(b)
The Company and each of its Subsidiaries have timely collected or withheld all Taxes required to be collected or withheld by or on behalf of them in connection with amounts paid or owing to, or received from, their employees, independent contractors, creditors, customers, and other third Persons and paid over any amounts collected or withheld to the appropriate Governmental Authority; and all Forms W-2 and 1099 and other applicable information Tax Returns required with respect thereto have been properly completed and timely filed.

(c)
No audits, examinations, or other proceedings with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been proposed or threatened in writing to the Company. Except as disclosed in Section 3.16(c) of the Company Disclosure Letter, in the last five (5) years, no written claim has ever been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to tax in that jurisdiction.

(d)
Neither the Company nor any of its Subsidiaries (i) has received from any Governmental Authority any written notice of assessment, reassessment, proposed adjustment, deficiency, or underpayment of Taxes which has not since been satisfied by payment or been withdrawn or (ii) has entered into any written waiver or extension of any statute of limitations in respect of Taxes payable by any of them or is the beneficiary of any extension of the time for the assessment or collection of any Tax by any Governmental Authority, which waiver or extension is currently in effect, and no request for any such waiver or extension is pending.
(e)
There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of the Company or any of its Subsidiaries.

(f)
Neither the Company, nor any of its Subsidiaries (i) has been a member of an affiliated group of entities filing combined, consolidated, or unitary income Tax Returns, other than a group the common parent of which is the Company, (ii) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation, assumption, or indemnification agreement or obligation (other than any commercial contract the primary purpose of which is unrelated to Taxes, entered into in the ordinary course of business and containing customary Tax indemnification provisions); or (iii) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any similar provision of state, local or non-United States law) as a transferee or successor, or otherwise by operation of law.

(g)
Neither the Company nor any of its Subsidiaries has (i) granted a power of attorney with respect to any Tax matter that remains in effect or (ii) applied for any Tax ruling, entered into a closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of any other Tax law), or entered into any other material Contract, in each case, with any Governmental Authority relating to Taxes of the Company or any such Subsidiary, which ruling, closing agreement, or Contract will be binding on the Company or any of its Subsidiaries after the Closing.

(h)
Neither the Company nor any of its Subsidiaries has engaged in a “reportable transaction”, as set forth in Treasury Regulation § 1.6011-4(b).

(i)
Neither the Company nor any of its Subsidiaries (or any predecessor of any of the foregoing) has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code Sections 355 or 361.

(j)
The Company is not currently, and has not been, a “United States real property holding corporation” within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

(k)
Neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or an office or fixed place of business outside of the United States, other than permanent establishments in Canada, the United Kingdom and Hong Kong.

(l)
Neither the Company nor any of its Subsidiaries (or any of their predecessors) (i) has owned any equity interest in a “controlled foreign corporation” within the meaning of Section 957 of the Code or an entity classified for U.S. income tax purposes as a partnership other than as set forth in Section 3.16 of the Company Disclosure Letter, or (ii) made any election under Code Section 965(h) to defer the payment of any “net tax liability” as such term is defined in Code Section 965(h)(6).

(m)
The Company and each of its Subsidiaries have complied in all material respects with all applicable transfer pricing requirements imposed by any Governmental Authority.

(n)
Since the date of the Balance Sheet, neither the Company nor any of its Subsidiaries has made, changed or revoked any Tax election, elected or changed any method of accounting for Tax purposes or Tax accounting period, amended any Tax Return, filed any Tax Return in a manner inconsistent with past practice, surrendered any right to, or filed any claim for, a Tax refund, settled any action in respect of Taxes, entered into any contractual obligation in respect of Taxes with any Governmental Authority, or consented to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company or its Subsidiaries.

(o)
The Company has not claimed any “employee retention credit” pursuant to Section 2301 of the CARES Act.

(p)
Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) adjustment under Section 481 of the Code resulting from a change in method of accounting with respect to a taxable period (or portion thereof) ending on or prior to the Closing Date; (ii) “closing agreement,” as described in Section 7121 of the Code (or any corresponding provision of state, local or non-United States income Tax law), entered into prior to the Closing Date; (iii) the use of the installment sale or open transaction method to report a disposition made on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-United States income Tax law); (v) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; or (vi) use of the cash method, modified cash method, or modified accrual method or any improper method of accounting for a period ending on or before the Closing Date.

3.17
Employee Benefit Plans.

(a)
Section 3.17 of the Company Disclosure Letter contains a complete and accurate list of each material Employee Plan. With respect to each Employee Plan, to the extent applicable, the Company has made available to Parent complete and accurate copies of (i) the three most recent annual report on Form 5500 required to have been filed with the IRS for each Employee Plan, including all schedules thereto; (ii) the most recent determination letter, if any, from the IRS for any Employee Plan that is intended to qualify under Section 401(a) of the Code; (iii) the plan documents and summary plan descriptions (if required by ERISA), or a written description of the terms of any Employee Plan that is not in writing, and all amendments thereto; (iv) the currently effective summary plan description, together with each summary of material modifications; (v) any related trust agreements, insurance contracts, insurance policies or material other documents of any funding arrangements; (vi) all other material Contracts relating to each Employee Plan, including administrative service agreements; and (vii) any correspondence with any Governmental Authority with respect to any issue related to any Employee Plan that has not been closed.

(b)
Each Employee Plan has been funded, maintained, operated and administered in compliance with its terms and is in compliance with all Applicable Law, including the applicable provisions of ERISA and the Code. All reports and information required to be filed with any Governmental Authority or provided to participants, alternate payees, and/or their beneficiaries, in each case with respect to any Employee Plan, have been timely filed or disclosed and, when filed or disclosed, were correct and complete.

(c)
Each Employee Plan that is intended to be “qualified” under Section 401(a) of the Code may rely on a prototype opinion letter or has received a favorable determination letter from the IRS to such effect and nothing has occurred or exists since the date of such determination or opinion letter that has adversely affected or could reasonably be expected to adversely affect the qualified status of any such Employee Plan. Since the Reference Date, no Employee Plan is under, and neither the Company nor any of its Subsidiaries has received any notice of, an audit or investigation by the IRS, DOL, PBGC, or any other Governmental Authority.

(d)
All contributions, premiums and other payments required to be made with respect to any Employee Plan have been timely made or, to the extent required under Applicable Law, accrued or reserved for. There are no Legal Proceedings pending or threatened on behalf of or against any Employee Plan, the assets of any trust under any Employee Plan, or the plan sponsor, plan administrator or any Employee Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.

(e)
None of the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or agents, or any other “party in interest” or “disqualified person” as defined in

Section 406 of ERISA and Section 4975 of the Code, respectively has, with respect to any Employee Plan, (i) breached any fiduciary obligations imposed under Title I of ERISA, or (ii) engaged in or been a party to any non-exempt “prohibited transaction,” as such term is defined in Section 4975 of the Code or Section 406 of ERISA, which could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a material tax imposed by Section 4975 of the Code.
(f)
Neither the Company, any of the its Subsidiaries nor any of their respective ERISA Affiliates has, within the last six (6) years, ever maintained, participated in or contributed to (or been obligated to contribute to) (i) an Employee Plan which was ever subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA), (iii) a “multiple employer plan” as defined in Section 210 of ERISA or Section 413(c) of the Code, (iv) a “funded welfare plan” within the meaning of Section 419 of the Code or (v) a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code.

(g)
Except as set forth in Section 3.17(g) of the Company Disclosure Letter, no Employee Plan (other than retirement benefits pursuant to a qualified retirement plan) provides or promises benefits with respect to any current or former employee, consultant (or the spouses or dependents thereof) beyond his or her retirement or other termination of employment or service, except for coverage mandated by COBRA or similar state law at the sole cost of such employee, consultant, spouse or other dependent.

(h)
Neither the Company nor any of its Subsidiaries has any liability (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(i)
Each compensation arrangement to which the Company is a party and that provides for deferred compensation within the meaning of Code Section 409A is either exempt from the application thereof, or is and at all times has been in documentary and operational compliance with Code Section 409A and the applicable guidance issued thereunder.

(j)
There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party or by which it is bound to compensate any current or former employee or other disqualified individual for excise taxes that may be required pursuant to Section 4999 of the Code or any Taxes required by Section 409A.

(k)
Except as set forth in Section 3.17(k) of the Company Disclosure Letter, neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) limit or restrict the right of the Company to merge, amend or terminate any Employee Plan; (iv) increase the amount payable under or result in any other material obligation pursuant to any Employee Plan; (v) give rise to payments or benefits that would be nondeductible to the payor under Section 280G of the Code or that would result in an excise Tax on any recipient under Section 4999 of the Code; or (vi) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code (or any comparable provision of state, local or foreign Tax laws).

3.18
Labor Matters.

(a)
Neither the Company nor any of its Subsidiaries is a party to any Contract or arrangement between or applying to, one or more employees or other service providers and a union, trade union, works council, group of employees or any other employee representative body, for collective bargaining or other negotiating or consultation purposes or reflecting the outcome of such collective bargaining or negotiation or consultation with respect to their respective employees with any labor organization, union, group, association, works council or other employee representative body, or is bound by any equivalent national or sectoral agreement (“Collective Bargaining Agreements”). There are no pending activities or proceedings or, to the knowledge of the

Company, threatened by any works council, union, trade union, or other labor-relations organization or entity (“Labor Organization”) to organize any such employees. There are no lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company or any of its Subsidiaries which nor have there been any such lockouts, strikes, slowdowns or work stoppages or threats thereof with respect to any employees or the Company or any of its Subsidiaries. Since the Reference Date, neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any of their respective representatives or employees, has committed any material unfair labor practice in connection with the operation of their respective businesses of the Company or any of its Subsidiaries. There is no charge, complaint or other action against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable Governmental Authority pending or to the knowledge of the Company threatened.
(b)
The Company and its Subsidiaries have complied in all material respects with Applicable Laws and Orders relating to employment, employment practices, terms and conditions of employment, worker classification (including the proper classification of workers as independent contractors and consultants and for overtime purposes), tax withholding, prohibited discrimination, equal employment, fair employment practices, meal and rest periods, immigration status, employee safety and health, wages (including minimum wages and overtime wages), compensation, hours of work, employment discrimination, harassment, retaliation, disability rights or benefits (including reasonable accommodation), hiring, termination of employment, plant closures and layoffs (including pursuant to WARN), workers’ compensation, labor relations, employee leave and sick pay, family and medical leave, paid time off, use of background checks and reports, use of selection procedures and tests, affirmative action, child labor laws and employment of minors, whistleblower rights, COVID-19, collective bargaining, unemployment insurance and other insurance coverage, and the payment of social security and other employment- related, and in each case, with respect to employees: (i) has withheld and reported all amounts required by Applicable Law or by agreement to be withheld and reported with respect to wages, salaries and other payments to employees, (ii) the Company is not liable for any arrears of wages, severance pay or any taxes or any penalty for failure to comply with any of the foregoing, and (iii) the Company is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice).

(c)
Except as set forth in Section 3.18 of the Company Disclosure Letter, there are no Legal Proceedings against the Company or any of its Subsidiaries pending, or threatened in writing to be brought or filed, by or with any Governmental Authority or arbitral tribunal in connection with the employment or termination of employment of any current or former employee of the Company or any of its Subsidiaries, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), equal pay or any other employment related matters arising under Applicable Laws.

(d)
The Company has provided to Parent a list as of February 28, 2022, of (i) each employee of the Company and each of its Subsidiaries (excluding contingent workers engaged through a third-party temporary employment agency, but including any employee who is on a leave of absence or on layoff status), employed by the Company and/or a Subsidiary, (ii) for each individual identified in clause (i), each such employee’s position, job location, primary place of residence, W-2 compensation for 2021 (including bonus, commission, and incentive payments), salary or wage rate, commission status, bonus opportunity, date of hire, full- or part-time status, “exempt” or “non-exempt” status, and accrued but unpaid time off, and for individuals on leave, the anticipated date of return to full work, if known, and (iii) individuals classified by the Company or any of its Subsidiaries as an independent contractor (excluding contingent workers engaged through a third-party temporary employment agency) in the past three (3) years and for each such individual, such individual’s location, date of engagement, 1099 compensation for 2021. The Company and each of its Subsidiaries has a properly completed I-9 form for all current and former employees for whom a completed I-9 is required under Applicable Law and all employees are authorized to work in the United States. No employees hold temporary (non-immigrant) visas and neither the Company nor any of its Subsidiaries have entered into any contractual obligations with any employee or prospective employee to assist in obtaining permanent residence on behalf of such individual. All employees are employed at-will and, other than a set forth in Section 3.18(d) of the Company Disclosure Letter, no employee of the Company or any of its Subsidiaries is entitled to severance or any bonus payment (including but not limited to as a result of or in connection with the transactions contemplated by this Agreement) under any policy, practice, agreement, plan, program, or Applicable Law.
(e)
Neither the Company nor any of its Subsidiaries have incurred any liability under WARN that remains unsatisfied. The Company has not implemented or effectuated any “plant closing,” “mass layoff,” as those terms are defined under WARN, any temporary layoffs of six (6) month or less within the past six (6) months where the affected employees have not been returned to active work within six (6) months of the commencement of such temporary layoff, or undertaken any action requiring notice under the WARN within the past three (3) years.

(f)
The Company and its Subsidiaries: (i) have properly classified all current and former employees, directors, individual consultants, temporary employees, leased employees, or any agents as independent contractors or employees; and (ii) have properly classified and treated all of its employees as “exempt” or “nonexempt” in compliance with all Applicable Laws pertaining to wages and hours, overtime requirements and Taxes. The Company and its Subsidiaries have fully and timely paid all wages, salaries, wage premiums, bonuses, commissions, fees and other compensation due and payable to its current and former employees and contractors pursuant to Applicable Law, contract or policy. Neither the Company nor any of its Subsidiaries have been subject to any audit or investigation in the past three years by any Governmental Authority with respect to its employee classification or wage and hour practices or compliance.

(g)
The Company and each of its Subsidiaries have taken reasonable measures to protect their employees and independent contractors in all material respects in the workplace with respect to COVID-19 and enacted and implemented all safety measures and plans required under Applicable Law with respect to COVID-19.

(h)
The Company and its Subsidiaries have promptly and reasonably investigated all sexual harassment allegations made against it in the past three (3) years, and the Company does not expect any liability with respect to any such allegations. Neither the Company nor any of its Subsidiaries have entered into any settlement or release agreement regarding sexual harassment allegations.

(i)
The Company has provided Parent with or made available to Parent all inspection reports and citations relating to occupational health and safety received since the Reference Date. There are no pending or threatened citations regarding occupational health and safety. The Company and each of its Subsidiaries have complied in all material respects with any governmental order, settlements, or citations issued regarding occupational health and safety.

(j)
Neither the Company nor its Subsidiaries are subject to any affirmative action obligations under any Applicable Law, including, without limitation, Executive Order 11246, and neither the Company nor its Subsidiaries are a government contractor or subcontractor for purposes of any Applicable Laws with respect to the terms and conditions of employment, including without limitation, the Service Contracts Act or prevailing wage laws.

3.19
Real Property.

(a)
Neither the Company nor any of its Subsidiaries own any real property.

(b)
Section 3.19 of the Company Disclosure Letter contains a complete and accurate list of all Leases and sets forth the address of each parcel of Leased Real Property. The Company has heretofore made available to Parent true, correct and complete copies of all Leases. The Company or its Subsidiaries have and own valid leasehold estates in the Leases and the Leased Real Property, free and clear of all Liens, other than Permitted Liens. With respect to each of the Leases: (i) such Lease is legal, valid and binding on the Company (and/or each such Subsidiary of the Company, as the case may be) and is in full force and effect; (ii) the Company’s or its Subsidiary’s possession and quiet enjoyment of the Leased Real Property under such Lease has not been materially disturbed, and there are no material disputes with respect to such Lease; (iii) neither the Company nor any of its Subsidiaries is in breach of default under any Lease and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or any of its Subsidiaries; (iv) to the knowledge of the Company, no other party to any Lease, is in breach of, or default under any Lease; (iv) neither the Company nor any of its Subsidiaries has received any written notice or other communication regarding any actual or possible material violation or material breach of or material default under, or intention to cancel or modify, any Lease; (v) except as disclosed in Section 3.19 of the Company Disclosure Letter, the other party to such Lease is not an Affiliate of the Company or any of its Subsidiaries; (vi) neither the Company nor its Subsidiaries has received written notice from any lessor under any Lease that any security deposit or portion thereof deposited with respect to any such Lease has been applied in respect of a breach or default under any such Lease; (vii) except as disclosed in Section 3.19 of the Company Disclosure Letter, neither the Company not its Subsidiaries is a sublessor, licensor, or otherwise a grantor to any Person of any right to use or occupy the Leased Real Property or any portion thereof; (viii) except as disclosed in Section 3.19 of the Company Disclosure Letter, there is no collateral assignment or grant of any other security interest by the Company or its Subsidiaries in any Lease or any interest therein; and (ix) except as disclosed in Section 3.19 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries owes brokerage commissions or finder’s fees with respect to any Leased Real Property, nor is it party to any agreement or subject to any claim that may require the payment of any real estate brokerage commissions. The Leased Real Property constitutes all of the real property necessary to conduct the business of the Company as currently conducted.
(c)
As of the date of this Agreement, there is no pending or threatened condemnation or similar proceeding affecting any Leased Real Property or any portion thereof.

3.20
Intellectual Property.

(a)
The Company has delivered or made available to Parent a complete and accurate list of the Company Registered IP.

(b)
With respect to each item of Company Registered IP, (i) the necessary registration, maintenance and renewal fees have been paid, and (ii) the necessary documents and certificates have been filed with the relevant patent, copyright, trademark, domain registrars or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered IP.

(c)
The Company and its Subsidiaries own all right, title and interest in the material Company Intellectual Property Rights, free and clear of all Liens other than Permitted Liens or as disclosed in Section 3.20(c) of the Company Disclosure Letter.

(d)
Except as set forth in Section 3.20 of the Company Disclosure Letter, the development, manufacturing, marketing, sale, offer for sale, exportation, distribution, and/or use by the Company and its Subsidiaries of any Company Products does not infringe or misappropriate any Intellectual Property Right of any Person.

(e)
The Company and each of its Subsidiaries have acted in a reasonable and prudent manner with respect to the protection and preservation of the confidentiality of the Trade Secrets that are Company Intellectual Property Rights, and there is no material unauthorized use, disclosure or misappropriation of any such Trade Secrets that are material Company Intellectual Property Rights by any Person.

(f)
To the knowledge of the Company, no Person (or any of such Person’s products or services or other operation of such Person’s business) is infringing upon or otherwise violating any Company Intellectual Property Rights, and neither the Company nor any of its Subsidiaries have asserted or threatened in writing any claim against any Person alleging the same, except as set forth in Section 3.20 of the Company Disclosure Letter.

(g)
Except as set forth in Section 3.20 of the Company Disclosure Letter, there is not any Legal Proceeding made, conducted or brought by a Person that has been served upon or filed with respect to any alleged infringement or other violation by the Company or any of its Subsidiaries of the Intellectual Property Rights of such Person.

(h)
The Company and its Subsidiaries exercise ordinary and reasonable care in connection with the use of Public Software. The Company and its Subsidiaries are in compliance in all material respects with all Public Software, except where any such noncompliance would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.21
Insurance.   Section 3.21 of the Company Disclosure Letter sets forth all material policies of insurance covering the Company, its Subsidiaries or any of their respective employees, properties or assets, including policies of life, property, title, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance (each, an “Insurance Policy”). The Insurance Policies are adequate for the operation of the Company’s business. Neither the Company nor any of its Subsidiaries is in material default under any Insurance Policy. All premiums due and payable under the Insurance Policies have been timely paid, and the Company and its Subsidiaries are in material compliance with the terms of the Insurance Policies. All Insurance Policies are in full force and effect, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder, except for such defaults that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Company.

3.22
Related Party Transactions.   Except as set forth in Section 3.22 of the Company Disclosure Letter, there are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any officer or director, but excluding any Subsidiary of the Company) thereof or any stockholder that beneficially owns 5% or more of the Shares, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC (a “Related Party Transaction”).

3.23
Brokers.   Except as set forth in Section 3.23 of the Company Disclosure Letter, there is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisors, brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby (including the Merger).

3.24
Government Contracts.   The Company has not (a) breached or violated any Applicable Law, certification, representation, clause, provision or requirement pertaining to any Government Contract; (b) been suspended or debarred from bidding on government contracts by a Governmental Authority; (c) been audited or investigated by any Governmental Authority with respect to any Government Contract; (d) conducted or initiated any internal investigation or made any disclosure with respect to any alleged or potential irregularity, misstatement or omission arising under or relating to a Government Contract; (e) had any Government Contract terminated by any Governmental Authority or any other Person for default or failure to perform; or (f) granted the government unlimited rights or government purpose rights in any data including any software developed by the Company, in each case (a)-(f), which would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.25
Anti-Corruption Laws.

(a)
The Company is and since the Reference Date has been in material compliance with all applicable Anti-Corruption Laws and has not directly or indirectly, made or offered any material payment or transfer of anything of value to any government official or employee, political party or campaign, official or employee of any public international organization, or official or employee of any government-owned enterprise or institution to obtain or retain business or to secure an improper advantage, or otherwise conducted any transaction, transfer or business in violation of any provision of the Anti-Corruption Laws.

(b)
Since the Reference Date, the Company has not received any notice of any governmental or internal investigation or inquiry, any allegation, or any disclosure related to any violation or potential violation by the Company or by any partner, distributor, reseller, employee or other Person acting on behalf of the Company of any applicable Anti-Corruption Law.

3.26
International Trade Compliance.

(a)
Since the Reference Date, the Company and its Subsidiaries are and have been in material compliance with all U.S., United Kingdom, European Union, and other economic sanctions, export controls, or other restrictive trade measures applicable in the jurisdictions where they conduct business including, without limitation: (i) the Export Administration Act of 1979, as amended (50 U.S.C. app. 2401-2420), and the corresponding Export Administration Regulations, 15 C.F.R. §§ 730-774; (ii) the Arms Export Control Act, 22 U.S.C. § 2778, and the corresponding International Traffic in Arms Regulations; (iii) the economic sanctions, laws and regulations enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), 31 C.F.R. Part 500 et seq., and the U.S. Department of State’s Office of Terrorist Financial and Economic Sanctions Policy; and (iv) the anti-boycott regulations, guidelines, and reporting requirements under the Export Administration Regulations and Section 999 of the Code (collectively, “Export Control Laws”).

(b)
Since the Reference Date, the Company and its Subsidiaries are and have been in material compliance with all applicable U.S., United Kingdom, European Union, and other Applicable Laws in the jurisdictions where they conduct business governing the classification, valuation, duties, origination, and marking of foreign-origin products imported into the applicable jurisdiction (collectively “Customs Laws”), as well as any similar requirements imposed under bilateral or multilateral customs unions, Bilateral Investment Treaties, Trade Promotion Agreements, and Free Trade Agreements to which the United States or other applicable jurisdictions is a party (“FTAs”).

(c)
Neither the Company, nor any Subsidiary, nor any officer or director of the Company is designated under (or is otherwise owned or controlled by) any person identified on any restricted party list of any Governmental Authority including, without limitation. OFAC’s Specially Designated Nationals and Blocked Persons List, the U.S. Department of Commerce’s Entity List, the EU Consolidated Sanctions List, or the United Kingdom’s List of Financial Sanctions Targets.

(d)
Except as set forth in Section 3.26(b) of the Company Disclosure Letter, since the Reference Date, the Company has not received any written notice of any governmental or internal investigation or inquiry, any allegation, or any disclosure related to any violation or potential violation by the Company or any of its Subsidiaries or by any partner, distributor, reseller, employee or other Person acting on behalf of the Company or any of its Subsidiaries, of any Export Control Laws, Customs Laws, FTAs, or other Applicable Law involving international trade.

3.27
Indebtedness.

(a)
Section 3.27(a) of the Company Disclosure Letter contains a true, correct and complete list of all Indebtedness outstanding as of February 26, 2022, other than Indebtedness reflected in the Balance Sheet.

(b)
Section 3.27(b) of the Company Disclosure Letter sets forth, as of the date that is two (2) Business Days prior to the date hereof, the outstanding balance of each of the Company’s credit facilities with Bank of America, N.A., Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I.

3.28
Customers and Vendors.   Section 3.28(a) of the Company Disclosure Letter sets forth a list as of the date hereof of (a) the top ten (10) customers of the Company and its Subsidiaries (based on the approximate total gross sales attributable to such customers) for the fiscal year ended January 2, 2021, and for the fiscal year ended January 1, 2022 (each a “Material Customer,” and collectively, the “Material Customers”), showing the gross sales to each such customer during the applicable period and the percentage of the total gross sales of the Company and its Subsidiaries represented by such sales, and (b) the top ten (10) suppliers and vendors to the Company and its Subsidiaries (based on total amount of services and/or goods purchased from such supplier or vendor) for the fiscal year ended January 2, 2021, and for the fiscal year ended January 1, 2022 (each a “Material Vendor”, and collectively, the “Material Vendors”), showing the total spend by the Company for each such supplier or vendor during the applicable period and the percentage of total spend of the Company and its Subsidiaries represented by such spend. Except as set forth in Section 3.28(b) of the Company Disclosure Letter, from January 1, 2022 through the date of this Agreement, (1) no Material Customer or Material Vendor has canceled or otherwise terminated, or threatened to cancel, or, to the knowledge of the Company intends to cancel or terminate, its relationship with the Company or any of its Subsidiaries (except in the ordinary course of business) and (2) no Material Customer or Material Vendor has decreased materially or threatened to decrease or limit materially its business with the Company or any of its Subsidiaries, or to the knowledge of the Company intends to modify materially its relationship with the Company or any of its Subsidiaries (except in the ordinary course of business).
3.29
Accounts Receivable.   All accounts and notes receivable reflected on the Balance Sheet were bona fide receivables arising in the ordinary course of business and are collectible in the ordinary course (net of allowances for doubtful accounts reflected on the Balance Sheet). Except as set forth in Section 3.29 of the Company Disclosure Letter, there are no Liens (other than Permitted Liens) on such receivables or any part thereof and no agreement for deduction, free goods, discount or other deferred price or quantity adjustment has been made with respect to any such receivables by the Company or any of its Subsidiaries.

3.30
Inventory.   The inventories set forth on the Balance Sheet were stated therein at the lesser of cost or net realizable value. All of the inventories recorded on the Balance Sheet consisted of items of a quality usable or saleable in the ordinary course of business, subject to any reserve reflected in the Balance Sheet for obsolete, excess, slow-moving and other irregular items, except as set forth in Section 3.30 of the Company Disclosure Letter are owned free and clear of all Liens (other than Permitted Liens), do not consist of any items held on consignment, and are in quantities (whether raw materials, work-in-process, or finished goods) reasonable (but not excessive) for the operation of the Company and its Subsidiaries in the ordinary course of business.

3.31
PPP Loan.   The Company’s application for its PPP Loan, including all representations and certifications contained therein, was true, correct and complete in all respects and was otherwise completed in accordance with all guidance issued in respect of the CARES Act and the PPP, and no misleading statements were made in connection with, nor material information omitted from, such application. The Company utilized the proceeds of the PPP Loan solely for the purposes permitted by the CARES Act and the PPP and has complied in all respects with all requirements of the CARES Act and the PPP in connection therewith. The Company has received confirmation from Bank of America, N.A. of the forgiveness of the PPP Loan by the U.S. Small Business Administration.

3.32
Product Liabilities and Warranties.

(a)
Except as set forth on Section 3.31 of the Company Disclosure Letter, since the Reference Date, neither the Company nor any of its Subsidiaries have, whether voluntarily or as a result of any order or recommendation by any Governmental Authority, recalled any of the Company Products for any reason. The Company Products have been manufactured and tested for safety in conformity, in all material respects, with the applicable product specifications and warranties for such Company Products, and have valid passing inspection reports from a third-party accredited lab for all applicable jurisdictions where the Company Products are sold. There is no proceeding pending or threatened for product returns, warranty obligations or product services, other than those arising in the ordinary course of business and that are not material in amount or effect. Furthermore, (i) no material liability exists for replacement, recall or other loss in connection with the manufacture, distribution or sales of the Company Products (except to the extent reflected or reserved for in the Company’s financial statements) other than Company Product returns arising in the ordinary course of business, (ii) there are no inherent design defects or systemic or chronic problems in any Company Product, and (iii) there do not exist any circumstances that would constitute a valid basis for any voluntary or governmental recall of an Company Product. Except as set forth on Section 3.31 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries provides any warranty with respect to any of the Company Products.

(b)
The Company and its Subsidiaries are not aware of any circumstances that would require it to report to the Consumer Product Safety Commission (“CPSC”) under Consumer Product Safety Act (“CPSA”) Section 15, Section 37, Section 102 or otherwise, and no reports previously made to the CPSC or investigations of the Company or any of its Subsidiaries by the CPSC remain outstanding or unresolved as of the date of this Agreement except as set forth in Section 3.32(b) of the Company Disclosure Letter. The Company has and has provided current CPSC-compliant Children’s Product Certificates obtained from CPSC-Accepted testing laboratories for each of the children’s products (as defined by 16 CFR S. 1200.2 of the CPSA) sold by the Company.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF PARENT AND THE MERGER SUB
Parent and the Merger Sub hereby represent and warrant to the Company as follows:
4.1
Organization and Good Standing.   Each of Parent and the Merger Sub is duly organized, validly existing and in good standing under the laws of the State of Georgia and Delaware Law, respectively, and has the requisite corporate power and authority, to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets.

4.2
Authorization and Enforceability.

(a)
Each of Parent and the Merger Sub has all requisite corporate power and authority, as applicable, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Parent and the Merger Sub and the consummation by Parent and the Merger Sub of the transactions contemplated hereby (including the Merger) have been duly authorized by all corporate action on the part of Parent and the Merger Sub, and no other corporate proceedings on the part of Parent or the Merger Sub are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby (including the Merger).

(b)
The Board of Directors of Merger Sub has (i) determined and declared that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger and the Merger Consideration are in the best interests of the Merger Sub and its sole stockholder, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, (iv) directed that the adoption of this Agreement be submitted to a vote of the sole stockholder of the Merger Sub, and (v) resolved to recommend that the Merger Sub’s sole stockholder adopt this Agreement in accordance with the applicable provisions of Delaware Law

(c)
This Agreement has been duly executed and delivered by each of Parent and the Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and the Merger Sub, enforceable against each in accordance with its terms, subject to the Enforceability Limitations.

4.3
Required Governmental Consents.   No Consent is required on the part of Parent, the Merger Sub or any of their Affiliates in connection with the execution, delivery and performance by Parent and the Merger Sub of this Agreement and the consummation by Parent and the Merger Sub of the transactions contemplated hereby (including the Merger), except (a) the filing of the Certificate of Merger with the Delaware Secretary of State as required by Delaware Law, (b) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, and (c) such other Consents, the failure of which to obtain would not reasonably be expected to have a Parent Material Adverse Effect.

4.4
No Conflicts.   The execution, delivery or performance by Parent and the Merger Sub of this Agreement, the consummation by Parent and the Merger Sub of the transactions contemplated hereby (including the Merger) and the compliance by Parent and the Merger Sub with any of the provisions hereof do not and will not (a) violate or conflict with any provision of the Certificates of Incorporation or Bylaws of Parent or the Merger Sub or, (b) assuming compliance with the matters referred to in Section 4.3, violate or conflict with any Applicable Law or Order, except in the case of clause (b) above, for such violations or conflicts which would not reasonably be expected to have a Parent Material Adverse Effect.
4.5
No Ownership of Company Common Stock.   Neither Parent nor the Merger Sub is, nor at any time during the last three (3) years has it been, an “interested stockholder” of the Company within the meaning of Section 203 of the DGCL.

4.6
No Stockholder and Management Arrangements.   Except for the Support Agreements or as expressly authorized by the Company, neither Parent or the Merger Sub, nor any of their respective Affiliates, is a party to any Contracts, or has made or entered into any formal or informal arrangements or other understandings (whether or not binding), with any stockholder, director, officer or other Affiliate of the Company or any of its Subsidiaries relating to this Agreement, the Merger or any other transactions contemplated by this Agreement, or the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time.

4.7
No Impediment.   There are no Legal Proceedings pending or, to the knowledge of Parent, threatened against or affecting Parent or the Merger Sub or any of their respective properties that would, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated hereby (including the Merger) or the performance by Parent and the Merger Sub of their respective covenants and obligations hereunder. Neither Parent nor the Merger Sub is subject to any outstanding Order that would, individually or in the aggregate, prevent or materially delay the consummation of the transactions contemplated hereby (including the Merger) or the performance by Parent and the Merger Sub of their respective covenants and obligations hereunder. There is no transaction under consideration or pending by Parent, Merger Sub, or any of their Affiliates that would be reasonably expected to have the effect of preventing, delaying, making illegal or otherwise interfering with the Merger or any other transaction contemplated by this Agreement.

4.8
Solvency.   Assuming that each of the following clauses (a), (b) and (c) are true and correct in all respects with respect to the Company and its Subsidiaries as of immediately prior to the consummation of the transactions contemplated hereby, then upon consummation of the transactions contemplated hereby, Parent, Merger Sub, the Surviving Corporation and its Subsidiaries will not (a) be insolvent or left with unreasonably small capital, (b) have incurred debts beyond their ability to pay such debts as they mature, or (c) have liabilities in excess of the reasonable market value of their assets.

4.9
Financing.

(a)
Parent has delivered to the Company a complete and accurate copy of the Debt Commitment Letters pursuant to which and subject to the terms and conditions thereof, the Financing Sources party thereto have severally committed to lend on or prior to the Closing Date the amounts set forth therein to Parent (the provision of such funds as set forth therein, but subject to the provisions of Section 7.2, the “Debt Financing”) for the purposes set forth in such Debt Commitment Letter. Any reference in this Agreement to the Debt Commitment Letters will include such documents as amended or modified in compliance with the provisions of Section 7.2. As of the date of this Agreement, Parent has fully paid, or caused to be fully paid, any and all commitment fees or other fees that have been incurred and are due and payable in connection with the Debt Commitment Letters on or prior to the date of this Agreement, and Parent will pay, or cause to be paid, when due all other commitment fees and other fees arising under the Debt Commitment Letters as and when they become due and payable thereunder. The Debt Commitment Letters, in the form so delivered to the Company, are in full force and effect as of the date hereof, and each is a legal, valid and binding obligation of Parent and, to the knowledge of Parent, the other parties thereto, enforceable against the parties thereto in accordance with its terms, subject to the Enforceability Limitations.

(b)
The aggregate proceeds contemplated by the Debt Commitment Letters will, in the aggregate, be sufficient (after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of flex (including original issue discount flex) provided under the Debt Commitment Letters) to enable Parent to (i) consummate the transactions contemplated by this Agreement upon the terms contemplated by this Agreement, (ii) pay all of the Merger Consideration payable in respect of Shares pursuant to this Agreement, (iii) pay all amounts payable in respect of the Option Consideration and the RSA Consideration under this Agreement, (iv) pay all liabilities and other obligations of the Company contemplated to be funded by Parent under by this Agreement, and (v) pay all related fees and expenses associated with the transactions contemplated by this Agreement or the Debt Commitment Letters incurred by Parent, the Merger Sub, the Surviving Corporation or any of their respective Affiliates and required to be paid at the Closing by such party.
(c)
As of the date of this Agreement, (i) none of the Debt Commitment Letters have been amended or modified or waived in any respect (and no such amendment or modification or waiver is contemplated except in connection with any amendments or modifications to effectuate any “market flex” terms contained in the Debt Commitment Letters provided as of the date hereof or solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Commitment Letters as of the date hereof) and (ii) the respective commitments set forth in the Debt Commitment Letters have not been withdrawn or rescinded in any respect (and no such withdrawal or rescission is contemplated). Except as set forth in the Debt Commitment Letters, there are no side letters or other agreements, contracts or arrangements to which Parent or the Merger Sub or any of their respective Affiliates is a party relating to the funding or investing, as applicable, of the full amount of the Debt Financing. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent under any term or condition of the Debt Commitment Letters, or otherwise result in any portion of the Debt Financing contemplated thereby to be unavailable. There are no conditions precedent or other contingencies related to the funding of the full amount of the Debt Financing, other than as set forth in the Debt Commitment Letters in the form so delivered to the Company. Assuming satisfaction of the conditions set forth in Section 2.2(b) (other than Section 2.2(b)(iv)) and the accuracy of the Fundamental Representations and the representations and warranties set forth in Section 3.8, as of the date of this Agreement, Parent has no reason to believe that any term or condition to the Debt Financing set forth in the Debt Commitment Letters will not be fully satisfied on a timely basis or that the Debt Financing will not be available to Parent at the Closing, including any reason to believe that any of the Financing Sources will not perform their respective funding obligations under the Debt Commitment Letters in accordance with their respective terms and conditions.

4.10
Brokers.   Except for Lincoln International, there is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Parent or Merger Sub who is entitled to any financial advisors, brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby (including the Merger).

4.11
Information Supplied.   The information relating to Parent, its Affiliates and Merger Sub to be contained in, or incorporated by reference in, the Proxy Statement will not, on the date the Proxy Statement is first given to the stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing provisions of this Section 4.11, no representation or warranty is made by Parent or Merger Sub with respect to information or statements made or incorporated by reference in the Proxy Statement that were not supplied by or on behalf of Parent or Merger Sub in writing specifically for use therein.

4.12
No Additional Representations.   Parent acknowledges that no representations, warranties or statements, whether express or implied, have made by the Company or any of its Affiliates or any of its or their respective directors, officers, stockholders, employees, affiliates, agents, advisors or representatives, that are not expressly set forth in this Agreement or any certificates delivered in connection herewith, whether or not such representations, warranties or statements were made in writing or orally.

ARTICLE V
CONDUCT OF COMPANY BUSINESS
5.1
Conduct of Company Business.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, except as (a) expressly required by this Agreement, (b) as set forth in Section 5.2 of the Company Disclosure Letter, (c) the Company determines, in good faith, is required by any COVID-19 Measure, (d) approved in advance by Parent in writing (which approval will not be unreasonably withheld, delayed or conditioned), or (e) required by Applicable Law, the Company will, and will cause each of its Subsidiaries to, use its commercially reasonable efforts to (A) carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance with all Applicable Laws (taking into account, for this purpose and all other references to “ordinary course” or “ordinary course of business” in this Section 5.1 or Section 5.2, any developments in the Company’s ordinary course of business caused by the COVID-19 pandemic), and (B) use commercially reasonable efforts, consistent with past practices and policies, to preserve intact in all material respects its current relationships with employees, contractors, consultants, directors, officers, customers, suppliers, distributors, and others with which it has significant business dealings.

5.2
Restrictions on Company Operations.   Except as expressly required or permitted by this Agreement, as set forth in Section 5.2 of the Company Disclosure Letter, as approved in advance by Parent in writing (which approval will not be unreasonably withheld, delayed or conditioned), or required by Applicable Law, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will not, and will not permit any of its Subsidiaries to:

(a)
amend the Company Charter or Company Bylaws or comparable constituent documents;

(b)
issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Company Securities or any Subsidiary Securities, except for the issuance and sale of Shares pursuant to Stock Awards outstanding prior to the date hereof;

(c)
acquire or redeem, directly or indirectly, or amend any Company Securities (except as may be permitted or required under any Company Equity Incentive Plan) or Subsidiary Securities;

(d)
other than cash dividends made by any direct or indirect wholly-owned Subsidiary of the Company to the Company or one of its Subsidiaries, split, combine or reclassify any shares of capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock;

(e)
adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(f)
(i) incur or assume any long-term or short-term indebtedness or issue any debt securities, except for (A) short-term indebtedness incurred to fund operations of the business in the ordinary course of business consistent with past practice (B) loans or advances to direct or indirect wholly-owned Subsidiaries, and (C) indebtedness incurred under the Company’s existing credit facilities, provided that with respect to its existing term loan from Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I (the “Wynnefield Loan”), the Company may only incur any additional indebtedness thereunder in an amount that shall not result in the aggregate principal amount outstanding under the Wynnefield Loan to exceed Three Million Dollars ($3,000,000), (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of direct or indirect wholly-owned Subsidiaries of the Company, (iii) make any loans, advances or capital contributions to or investments in any other Person, except for travel advances in the ordinary course of business consistent with past practice to employees of the Company or any of its Subsidiaries or except among direct or indirect wholly-owned Subsidiaries of the Company or (iv) mortgage or pledge any of its or its Subsidiaries’ assets, tangible or intangible, or create or suffer to exist any Lien thereupon (other than Permitted Liens);
(g)
make any deposits or contributions of cash or other property to or take any other action to fund or in any other way secure the payment of compensation or benefits under the Employee Plans or agreements subject to the Employee Plans or any other Contract of the Company, other than deposits and contributions that are required pursuant to the terms of the Employee Plans or any agreements subject to the Employee Plans in effect as of the date hereof;

(h)
increase the compensation of any of its employees, other than as provided for in any written agreements or in the ordinary course of business consistent with past practice;

(i)
terminate the employment of or change the terms and conditions of employment with respect to any of its employees except for any terminations for cause;

(j)
acquire, sell, license or dispose of any material property or material assets in any single transaction or series of related transactions, except for the sale of Company Products or grants of licenses to Intellectual Property Rights in the ordinary course of business consistent with past practice;

(k)
except as may be required by Applicable Law or GAAP, make any change in any of the accounting principles or practices used by it;

(l)
except as required by Applicable Law or GAAP, revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable, in any case other than in the ordinary course of business consistent with past practice;

(m)
(i) make or change any material Tax election, (ii) file any amended income Tax Return, or any other amended Tax Return that would materially increase the Taxes payable by the Company or its Subsidiaries, (iii) settle or compromise any material liability for Taxes or (iv) consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes, or (v) fail to pay any material Taxes as they become due and payable (including estimated taxes), except to the extent such Taxes are contested in good faith and adequate reserves have been established for such Taxes in accordance with GAAP;

(n)
(i) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or (ii) modify, amend or exercise any right to renew any lease or sublease of real property or waive or violate any term or condition thereof or grant any consents thereunder;

(o)
acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any equity interest therein;

(p)
other than purchase orders made in the ordinary course of business consistent with past practice, enter into, renew or amend any Material Contract or grant any release or relinquishment of any rights under any Material Contract, except for the renewal, expiration or non-renewal of any Material Contract in accordance with its terms;

(q)
incur any new capital expenditure(s), individually or in the aggregate, with obligations to the Company or any of its Subsidiaries in excess of One Hundred Thousand Dollars ($100,000) per complete or partial fiscal quarter;

(r)
settle or compromise any pending or threatened Legal Proceeding or pay, discharge or satisfy or agree to pay, discharge or satisfy any claim, liability or obligation (absolute or accrued, asserted or unasserted, contingent or otherwise), other than the settlement, compromise, payment, discharge or satisfaction of Legal Proceedings, claims and other liabilities (i) reflected or reserved against in full in the Balance Sheet or incurred since the date of the Balance Sheet in the ordinary course of business consistent with past practice (ii) in an amount that does not exceed $25,000 in each instance or $100,000 in the aggregate, or (iii) the settlement, compromise, discharge or satisfaction of which does not include any obligation (other than the payment of money) to be performed by the Company or its Subsidiaries following the Effective Time that would be material to the Company and its Subsidiaries taken as a whole, provided that Transaction Litigation shall be subject to Section 7.8;

(s)
enter into Related Party Transaction;

(t)
form a Subsidiary; or

(u)
otherwise commit to do any of the foregoing.

5.3
No Control.   Notwithstanding the foregoing, Parent and Merger Sub agree that (a) nothing in this Article V is intended to give Parent or the Merger Sub, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries at any time prior to the Effective Time, (b) prior to the Effective Time, the Company and its Subsidiaries will exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their own business and operations and (c) no consent of Parent or Merger Sub shall be required with respect to any matter set forth in this Section 5.2 or elsewhere in this Agreement to the extent that the requirement of such consent would violate any Applicable Law.

ARTICLE VI
NON-SOLICITATION OF ACQUISITION PROPOSALS
6.1
Non-Solicitation.

(a)
At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, except and subject to Section 6.1(b) and Section 6.1(c), the Company will not, and will not authorize or permit any of its Subsidiaries to (and will not authorize or permit any Representatives of the Company or any of its Subsidiaries to), directly or indirectly:

(i)
solicit, initiate, knowingly encourage, knowingly facilitate or knowingly induce the making, submission or announcement of an Acquisition Proposal or the making of any inquiry, offer or proposal that would reasonably be expected to lead to any Acquisition Proposal or Acquisition Transaction; or

(ii)
furnish to any Third Party any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party, in each case in connection with an Acquisition Proposal or Acquisition Transaction or under circumstances that would reasonably be expected to lead to an Acquisition Proposal or Acquisition Transaction; or

(iii)
take any other action intended to assist or facilitate the making of any Acquisition Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal or Acquisition Transaction; or

(iv)
participate or engage in discussions or negotiations with any Third Party regarding an Acquisition Proposal or Acquisition Transaction; or

(v)
approve, endorse or recommend an Acquisition Proposal or Acquisition Transaction; or

(vi)
except for an Acceptable Confidentiality Agreement contemplated by Section 6.1(b), execute or enter into any letter of intent, memorandum of understanding or Contract contemplating or otherwise relating to an Acquisition Proposal or Acquisition Transaction.

(b)
Notwithstanding the provisions of Section 6.1(a), prior to obtaining the Requisite Stockholder Approval, the Company may, directly or indirectly through any Representative, with respect to any Third Party (and its Representatives) that has made a written Acquisition Proposal after the date of this Agreement that was not solicited in violation of Section 6.1(a) and that the Company Board or a committee thereof determines in good faith (after consultation with its financial advisor and its outside legal counsel) could reasonably be expected to result in a Superior Proposal, (x) engage or participate in discussions or negotiations with such Third Party (and its Representatives), and/or (y) furnish any non-public information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books and records of the Company or any of its

Subsidiaries to such Third Party (and its Representatives and actual and potential debt financing sources), provided that, in the case of any action taken pursuant to the foregoing clauses (x) or (y):
(i)
the Company Board or a committee thereof has determined in good faith (after consultation with its financial advisor and its outside legal counsel) that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under Applicable Law;

(ii)
either the Company is already a party to an Acceptable Confidentiality Agreement with such Third Party or the Company enters into an Acceptable Confidentiality Agreement with such Third Party;

(iii)
the Company complies with Section 6.2 below; and

(iv)
contemporaneously with furnishing any non-public information to such Third Party (and/or its Representatives), the Company furnishes such non-public information to Parent (and/or its Representatives) to the extent such information has not been previously furnished to Parent.

(c)
Notwithstanding the provisions of Section 6.1(a), prior to obtaining the Requisite Stockholder Approval, following only the actions permitted by, and in compliance with, Section 6.1(b), the Company may enter into a Contract providing for the implementation of a Superior Proposal, provided that:

(i)
the Company Board has determined in good faith (after consultation with its financial advisor and its outside counsel) that the failure to take such action would be inconsistent with its fiduciary duties to the Company and its stockholders under Applicable Law; and

(ii)
the Company terminates this Agreement pursuant to and after complying with all of the provisions of Section 8.1(g).

6.2
Notice and Information.   The Company will promptly (and in any event within forty-eight (48) hours) (i) notify Parent of any Acquisition Proposal received by the Company, and (ii) keep Parent reasonably informed on a prompt basis of the status and material details (including all amendments or proposed amendments, whether or not in writing) of any such Acquisition Proposal, request or inquiry, and, in the event that the Company determines that such Acquisition Proposal received by the Company could reasonably become a Superior Proposal, promptly (and in any event within forty-eight (48) hours) provide Parent with copies of all documents incorporated in any Acquisition Proposal, including the identity of the Person making the Acquisition Proposal unless the Company is legally prohibited from disclosing such identity.

ARTICLE VII
ADDITIONAL COVENANTS AND AGREEMENTS
7.1
Company Stockholder Approval.

(a)
Proxy Statement and Other SEC Filings.

(i)
Promptly following the date of this Agreement and provided that Parent and Merger Sub have furnished all information concerning themselves and their Affiliates that is required to be included in the Proxy Statement (and in any event, no later than twenty (20) Business Days after the date of this Agreement), the Company will prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 7.1(c), the Company will include the Company Board Recommendation in the Proxy Statement.

(ii)
If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with this Agreement and the transactions contemplated hereby (including the Merger) pursuant to Applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company will promptly prepare and file such Other Required Company Filing with the SEC. The

Company will cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq. The Company may not file the Proxy Statement or any Other Required Company Filing with the SEC without providing Parent and its counsel a reasonable opportunity to review and comment thereon, which comments will be considered by the Company in good faith. On the date of filing, the date of giving to the stockholders of the Company (if applicable) and at the time of the Company Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company with respect to any information supplied by Parent, the Merger Sub or any of their Affiliates in writing specifically for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing.
(iii)
If Parent, the Merger Sub or any of their respective Affiliates is required to file any document with the SEC in connection with the Merger or the Company Stockholder Meeting pursuant to Applicable Law (an “Other Required Parent Filing”), then Parent and the Merger Sub will, and will cause their respective Affiliates to, promptly prepare and file such Other Required Parent Filing with the SEC. Parent and the Merger Sub will cause, and will cause their respective Affiliates to cause, any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither Parent or the Merger Sub nor any of their respective Affiliates may file any Other Required Parent Filing (or any amendment thereto) with the SEC without providing the Company and its counsel a reasonable opportunity to review and comment thereon, which comments will be considered by Parent, the Merger Sub or their respective Affiliates in good faith. The comments provided by the Company and its counsel on such Other Required Parent Filing shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. On the date of filing, the date of giving to the stockholders of the Company (if applicable) and at the time of the Company Stockholder Meeting, no Other Required Parent Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by Parent or the Merger Sub with respect to any information supplied by the Company or its Affiliates for inclusion or incorporation by reference in any Other Required Parent Filing.

(iv)
Each of the Company, on the one hand, and Parent and the Merger Sub, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing or any Other Required Parent Filing. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Parent, the Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or the Merger Sub, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate party and, to the extent required by Applicable Law or the SEC or its staff, disseminated to the stockholders of the Company.

(v)
The Company and its Affiliates, on the one hand, and Parent, the Merger Sub and their respective Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, without providing the other, to the extent practicable, a reasonable opportunity to review and comment on such written communication, which comments will be considered by the filing party in good faith.

(vi)
The Company, on the one hand, and Parent and the Merger Sub, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (A) any amendment or revisions to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, (B) any receipt of comments from the SEC or its staff on the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, or (C) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(vii)
Notwithstanding anything to the contrary in this Section 7.1(a) or elsewhere in this Agreement, (A) unless specifically requested to do so in writing by the SEC or its staff, the Company shall not (x) provide to the SEC on a supplemental basis any financial statements or other financial information of Parent or a copy of either of the Debt Commitment Letters (collectively, “Parent Financial Disclosure”), or (y) include in the Proxy Statement, or in any Other Required Company Filing or any Other Required Parent Filing, any Parent Financial Disclosure, (B) the Parent shall provide to the SEC and its staff any Parent Financial Disclosure requested in writing by the SEC or its staff to be provided supplementally or for inclusion in the Proxy Statement, or in any Other Required Company Filing or any Other Required Parent Filing, and (C) the content and form of any Parent Financial Disclosure which is provided to the SEC or its staff on a supplemental basis, or included in the Proxy Statement, in any Other Required Company Filing or in any Other Required Parent Filing in response to such request by the SEC or its staff, is subject to the prior written approval of Parent, provided that all such requests by the SEC or its staff are fulfilled and comments resolved and Parent shall provide all information required to cause such resolution. The Company agrees as requested by Parent to seek to limit the scope of any disclosure of Parent Financial Disclosure, including seeking to obtain confidential treatment or to provide  redacted documents in connection with any Parent Financial Disclosure.

(viii)
Subject to Applicable Law, the Company shall cause the Proxy Statement to be disseminated to the stockholders of the Company as promptly as reasonably practicable following the SEC Clearance Date.

(b)
Stockholder Meeting.

(i)
Except as otherwise permitted pursuant to this Section 7.1(b)(i), the Company will establish a record date for, call, give notice of, convene and hold a meeting of the stockholders of the Company (including any adjournments or postponements thereof) as promptly as reasonably practicable following the date of this Agreement for the purpose of voting upon the adoption of this Agreement in accordance with Delaware Law (the “Company Stockholders Meeting”); provided that, without the prior written consent of Parent and subject to the exceptions set forth in the last sentence of this Section 7.1(b)(i), (x) the Company Stockholders Meeting will not be scheduled for any day later than forty-five (45) calendar days after the SEC Clearance Date and (y) the Company may not adjourn or postpone the Company Stockholders Meeting; provided, further, that, (A) within two (2) Business Days following the SEC Clearance Date, Parent may request that the date of the Company Stockholders Meeting and notice thereof be on a date specified by the Parent, provided that the date upon which notice of the Company Stockholders Meeting is sent shall not be later than May 26, 2022, or (B) if Parent reasonably requests an adjournment or postponement of the Company Stockholders Meeting on the basis that any of the conditions in Section 2.2(b) would be reasonably likely to have not been fulfilled as of the date of the Company Stockholders Meeting, but could be fulfilled if the

Company Stockholders Meeting was adjourned or postponed, the Company Board (or a committee thereof) or the presiding officer of the Company Stockholders Meeting, as the case may be, shall consider such an adjournment or postponement in good faith, and may, but shall not be obligated to, adjourn or postpone the Company Stockholders Meeting. Once established, the Company will not change the record date for the Company Stockholders Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned). Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from (A) postponing or adjourning the Company Stockholder Meeting without consent of Parent if (w) there are holders of an insufficient Shares present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting, (x) the Company is required to postpone or adjourn the Company Stockholder Meeting by Applicable Law, order or a request from the SEC, Nasdaq or their respective staffs, (y) the Company Board (or a committee thereof) or the presiding officer of the Company Stockholders Meeting, as the case may be, has determined in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Company Stockholder Meeting in order to give the stockholders of the Company sufficient time to evaluate any information or disclosure that the Company has given to the stockholders of the Company or otherwise made available to the stockholders of the Company (including in connection with any Company Board Recommendation Change), or (z) the Company Board (or a committee thereof) or the presiding officer of the Company Stockholders Meeting, as the case may be, determine in good faith (after consultation with its outside counsel) that the failure to adjourn or postpone the Company Stockholders Meeting would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under Applicable Law or (B) changing the record date for the Company Stockholders Meeting if the Company Board (or a committee thereof) determines in good faith (after consultation with outside counsel) that the failure to change the record date for the Company Stockholders Meeting would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under Applicable Law. The parties hereto acknowledge and agree that the Company Stockholders Meeting shall not be less than thirty (30) days following the date upon which notice of the Company Stockholders Meeting is sent. The parties hereto further acknowledge and agree that if the Company takes any action to adjourn or postpone the Company Stockholders Meeting, the reference to the Termination Date with respect to Company’s right to terminate this Agreement pursuant to Section 8.1(b) shall be deemed to be the later of (1) the Termination Date as set forth herein, and (2) the date that is the fourth (4th) Business Day following the date of the Company Stockholders Meeting, provided that, for the avoidance of doubt, such reference to the Termination Date shall not affect either party’s right to terminate this Agreement prior to the Termination Date as other provided in Article VIII.
(ii)
The Company will solicit from stockholders of the Company proxies in favor of the adoption of this Agreement in accordance with Delaware Law, and, unless the Company Board has approved a Company Board Recommendation Change, will take all action customary for such transactions, including without limitation, the hiring of a proxy solicitation firm, to obtain the Requisite Stockholder Approval at the Company Stockholders Meeting. Unless this Agreement is earlier terminated pursuant to Article VIII, the Company will establish a record date for, call, give notice of, convene and hold the Company Stockholders Meeting for the purpose of voting upon the adoption of this Agreement in accordance with Delaware Law.

(c)
Board Recommendation.

(i)
Subject to the provisions of this Section 7.1(c), (A) the Company Board will (x) make the Company Board Recommendation and (y) include the Company Board Recommendation in the Proxy Statement, and (B) neither the Company Board nor any committee thereof will (1) publicly propose to withhold, withdraw, amend, modify or qualify the Company Board Recommendation in a manner that is adverse to Parent, or (2) approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, an Acquisition

Proposal or Acquisition Transaction, (the actions or inactions referred to in the preceding clauses (1) and (2) being referred to herein as a “Company Board Recommendation Change”).
(ii)
Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval, the Company Board may effect a Company Board Recommendation Change, provided that it simultaneously terminates this Agreement, in the event that:

(A)
the Company has received a written Acquisition Proposal from a Third Party after the date of this Agreement that was not solicited in violation of Section 6.1(a);

(B)
the Company Board has determined in good faith (after consultation with its financial advisor and its outside legal counsel) that such Acquisition Proposal is a Superior Proposal (which determination and any public announcement thereof will not constitute a Company Board Recommendation Change; provided, however, that the Company shall not announce such determination until such time as it makes a Company Board Recommendation Change);

(C)
prior to effecting such Company Board Recommendation Change, the Company will have given Parent at least five (5) Business Days’ notice of the Company Board’s intention to effect a Company Board Recommendation Change pursuant to this Section 7.1(c)(ii) (such five (5) Business Day period, the “Change of Recommendation Notice Period”), which notice will include the most current version of the proposed definitive agreement and, to the extent not included therein, all other material terms and conditions of such Superior Proposal;

(D)
if requested by Parent, in writing prior to the end of the Change of Recommendation Notice Period, during the Change of Recommendation Notice Period, the Company will have met and negotiated in good faith with Parent regarding modifications to the terms and conditions of this Agreement;

(E)
prior to the end of the Change of Recommendation Notice Period, if Parent will not have made a counter-offer or proposal in writing and in a manner that, if accepted by the Company, would form a binding contract, that the Company Board determines (after consultation with its financial advisor and its outside legal counsel) is at least as favorable to stockholders of the Company as such Superior Proposal, it being understood that (x) any material revision to the terms of a Superior Proposal, including any revision in price, will require a new notice pursuant to clause (C) above, (y) the Change of Recommendation Notice Period will be extended, if applicable, to the extent necessary to ensure that at least three (3) Business Days remain in the Change of Recommendation Notice Period subsequent to the time the Company notifies Parent of any such material revision and (z) there may be multiple, but not more than two (2), extensions of the Change of Recommendation Notice Period; and

(F)
the Company Board has determined (after consultation with its outside legal counsel and after considering any counter- offer or proposal made by Parent pursuant to clause (E) above), that, in light of such Superior Proposal, the failure to effect a Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties to the Company and its stockholders under Applicable Law.

(iii)
Nothing in this Agreement will prohibit the Company Board from taking and disclosing to stockholders of the Company a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 under the Exchange Act or any other Applicable Law; provided, however, that any statement(s) made by the Company Board pursuant to Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act will be subject to the terms and conditions of this Agreement; provided, further, for avoidance of doubt, that it will not constitute a Company Board Recommendation Change for the Company Board to make a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act.

7.2
Financing.

(a)
No Amendments to Financing Commitment Letters.   Subject to the terms and conditions of this Agreement, neither Parent nor the Merger Sub will, without the prior written consent of the Company, permit any amendment or modification to be made to, or any waiver of any provision or remedy pursuant to, the Debt Commitment Letters if such amendment, modification or waiver would, (i) reduce the aggregate amount of the Debt Financing, (ii) impose new or additional conditions or other terms (except in connection with any “market flex” terms contained in the Debt Commitment Letter provided as of the date hereof) to the Debt Financing, or otherwise expand, amend or modify any of the conditions to the receipt of the Debt Financing, in a manner that would reasonably be expected to (A) delay, prevent or materially impede the consummation of the Merger, or (B) make the timely funding of the Debt Financing, or the satisfaction of the conditions to obtaining the Debt Financing, less likely to occur in any respect, or (iii) adversely impact the ability of Parent or the Merger Sub, to enforce its rights against the other parties to the Debt Commitment Letters or the definitive agreements with respect thereto. In addition to the foregoing, Parent will not release or consent to the termination of the Debt Commitment Letters or of any individual lender under the Debt Commitment Letters, except for (x) assignments and replacements of an individual lender under the terms of, and only in connection with, the syndication of the Debt Financing under the Debt Commitment Letters, or (y) replacements of the Debt Commitment Letters with alternative financing commitments pursuant to Section 7.2(b).

(b)
Debt Financing and Alternate Debt Financing.   Parent will use (or cause the Merger Sub to use) its commercially reasonable efforts to arrange and obtain the Debt Financing on the terms and conditions (including, to the extent required, the full exercise of any flex provisions) set forth in the Debt Commitment Letters, including using its commercially reasonable efforts to (i) maintain in effect the Debt Commitment Letters in accordance with the terms and subject to the conditions thereof, (ii) comply with its obligations under the Debt Commitment Letters, (iii) negotiate, execute and deliver definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letters on the terms and conditions (including the flex provisions) contemplated by the Debt Commitment Letters, (iv) satisfy on a timely basis (or obtain a waiver to) all conditions to funding that are applicable to Parent and the Merger Sub in the Debt Commitment Letters and the definitive agreements with respect to the Debt Financing contemplated by the Debt Commitment Letters, (v) enforce its rights pursuant to the Debt Commitment Letter, and (vi) consummate the Debt Financing at or prior to the Closing, including by causing the Debt Financing Sources to fund the Debt Financing at the Closing. Parent and the Merger Sub will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Debt Commitment Letters as and when they become due. In furtherance and not in limitation of the foregoing, in the event that any portion of the Debt Financing becomes unavailable on the terms and conditions (including the flex provisions) set forth in the Debt Commitment Letters (unless such portion is not reasonably required to consummate the transactions contemplated by this Agreement), Parent will use its commercially reasonable efforts to, as promptly as reasonably practicable following the occurrence of such event, (i) obtain alternative financing from alternative sources on terms and conditions not materially less favorable in the aggregate to Parent and the Merger Sub than those set forth in the Debt Commitment Letters and in an amount at least equal to the Debt Financing or such unavailable portion thereof, as the case may be (the “Alternate Debt Financing”), and (ii) obtain one or more New Debt Commitment Letters which will replace the existing Debt Commitment Letters in whole or in part. Parent will promptly provide the Company with a copy of any New Debt Commitment Letters (and any fee letter in connection therewith). In the event that any New Debt Commitment Letters are obtained, (A) any reference in this Agreement to the “Debt Commitment Letters” will be deemed to include the Debt Commitment Letters to the extent not superseded by any New Debt Commitment Letter at the time in question and any New Debt Commitment Letters to the extent then in effect, and (B) any reference in this Agreement to the “Debt Financing” means the debt financing contemplated by the Debt Commitment Letters as modified pursuant to the foregoing.

(c)
Information.   Parent will keep the Company informed on a reasonably current basis of the status of its efforts to arrange the Debt Financing. Without limiting the generality of the foregoing, Parent and the Merger Sub will promptly notify the Company (A) of any breach (or threatened breach) or default (or any event or circumstance that, with notice or lapse of time or both, could reasonably be expected to give rise to any breach or default) by any party to the Debt Commitment Letters or definitive agreements related to the Debt Financing, (B) of the receipt by Parent or the Merger Sub of any oral or written notice or communication from any Debt Financing Source with respect to any (1) breach (or threatened breach), default, termination or repudiation by any party to a Debt Commitment Letter or any definitive agreements related to the Debt Financing of any provisions of the Debt Commitment Letter or such definitive agreements, or (2) dispute or disagreement between or among any parties to a Debt Commitment Letter or any definitive agreements related to the Debt Financing, and (A) if for any reason Parent or the Merger Sub at any time believes that it will not be able to obtain all or any portion of the Debt Financing on the terms, in the manner or from the sources contemplated by the Debt Commitment Letters or any definitive agreements related to the Debt Financing. Parent will provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event within one Business Day) after the date that the Company delivers a written request therefor to Parent. Parent will, and will use its commercially reasonable efforts to cause the Debt Financing Sources to provide the Company and its Representatives with such access to Parent and the Debt Financing Sources as the Company and its Representatives may reasonably request for the purpose of allowing the Company and its Representatives to understand the status of Parent’s efforts to arrange the Debt Financing; provided that Parent and its Representatives will be permitted to participate in any such discussions or communications.

(d)
Company Support.

(i)
Prior to the Effective Time, the Company will use its commercially reasonable efforts, and will cause each of its Subsidiaries to use their respective commercially reasonable efforts, to provide Parent with cooperation reasonably requested by Parent to assist it in causing the conditions in the Debt Commitment Letters to be satisfied or as is otherwise reasonably requested by Parent in connection with the Debt Financing, including:

(A)
participating (and causing senior management and Representatives to participate) in a reasonable number of meetings, presentations, due diligence sessions, and otherwise cooperating with the marketing efforts for any of the Debt Financing;

(B)
assisting Parent and the Debt Financing Sources (y) with the timely preparation of customary (i) bank information memoranda, marketing materials and similar documents required in connection with the Debt Financing; (ii) offering documents, prospectuses, memoranda and similar documents required in connection with the Debt Financing; and (z) by providing financial information as reasonably requested by Parent and the Merger Sub to enable Parent and the Merger Sub to prepare forecasts of financial statements of the Surviving Corporation for one or more periods following the Closing;

(C)
assisting Parent in connection with the preparation (but not executing, unless effective only at or following the Effective Time) any pledge and security documents, supplemental indentures, and other definitive financing documents (including schedules and exhibits thereto) as may be reasonably requested by Parent or the Debt Financing Sources (and including customary officer’s and other closing certificates and back-up therefor), and otherwise reasonably facilitating the guarantees, the pledging of collateral and the granting of security interests in respect of the Debt Financing, it being understood that such documents will not take effect until the Effective Time;

(D)
furnishing Parent and the Debt Financing Sources, as promptly as practicable, with (a) audited financial statements of the Company for the fiscal years ended January 2, 2021 and December 28, 2019, (b) unaudited consolidated balance sheets and related unaudited statements of income and cash flows related to the Company and its Subsidiaries, for each subsequent fiscal quarter (other than the fourth fiscal quarter) ended at least forty-five (45) days before the Closing Date, and (c) such other financial and other pertinent information regarding the Company and its Subsidiaries (including information regarding the business, operations and financial projections thereof) as may be reasonably requested by Parent to assist in the preparation of a customary confidential information memorandum or other customary information documents used in financings of the type contemplated by the Debt Commitment Letter (all such information and documents in this Section 7.2(d)(i)(D), the “Required Financial Information”); provided that the Company shall have been deemed to have delivered the information required by clause (a) and clause (b) if such information has been filed in the SEC Reports. Notwithstanding anything to the contrary herein, such Required Financial Information will be deemed to not have been delivered if, at any point prior to the completion of the Debt Financing, (a) such Required Financial Information contains any untrue statement of a material fact or omits to state any material fact necessary in order to make such Required Financial Information, in the light of the circumstances under which they were made, not misleading; and (b) the Company’s auditors have withdrawn any audit opinion with respect to any financial statements contained in the Required Financial Information;
(E)
cooperating with Parent to obtain customary and reasonable consents, landlord waivers and estoppels, non-disturbance agreements, agreements with freight forwarders and other third parties handling importing of inventory, and deposit account control agreements as reasonably requested by Parent and contemplated by the Debt Commitment Letters;

(F)
cooperating with Parent with the due diligence investigation of the Financing Sources, providing reasonable access, during normal working hours and upon reasonable advance notice, as necessary for completion of field examinations (or updates thereto) in connection with the borrowing base for the asset-based credit facility component of the Debt Financing, and asset appraisals and the evaluation of the current assets, cash management and accounting systems, policies and procedures of the Company and its Subsidiaries relating thereto for the purpose of establishing collateral arrangements;

(G)
delivering notices of prepayment within the time periods required by the relevant agreements governing indebtedness and obtaining customary payoff letters, lien and guarantee terminations and instruments of discharge (including UCC-3 termination statements) to be delivered at the Closing, and giving any other necessary notices, to allow for the payoff, discharge and termination in full at the Closing of all indebtedness required by the Debt Commitment Letters to be paid, discharged or terminated;

(H)
taking all corporate and other actions, subject to the occurrence of the Closing, reasonably requested by Parent to (1)permit the consummation of the Debt Financing, and (2) cause the direct borrowing or incurrence of debt and receipt of all of the proceeds of the Debt Financing by the Surviving Corporation or any of its Subsidiaries concurrently with or immediately following the Effective Time; and

(I)
furnishing Parent and the Debt Financing Sources with all documentation and other information required by regulatory authorities pursuant to applicable “know your customer” and anti-money laundering rules and regulations (including the Patriot Act and the Beneficial Ownership Regulations), provided that the request for such information has been made at least ten (10) Business Days prior to Closing.

(ii)
Notwithstanding the provisions of Section 7.2(d)(i) or any other provision of this Agreement, nothing in this Agreement will require the Company or any of its Subsidiaries to (A) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses prior to the Effective Time for which it has not received prior reimbursement or is not otherwise indemnified by or on behalf of Parent, (B) enter into any definitive agreement, (C) give any indemnities in connection with the Debt Financing that are effective prior to the Effective Time,

(D) take any action that, in the good faith determination of the Company (after consultation with its outside legal counsel), would unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create an unreasonable risk of damage or destruction to any property or assets of the Company or any of its Subsidiaries, (E) provide any information the disclosure of which is prohibited or restricted under Applicable Law or is legally privileged, or (F) take any action that will conflict with or violate its organizational documents or any Applicable Laws, or would result in a violation or breach of, or default under, any agreement to which the Company or any of its Subsidiaries is a party. In addition, (1) no action, liability or obligation of the Company, any of its Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document or instrument relating to the Debt Financing will be effective until the Effective Time, and neither the Company nor any of its Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document or instrument (including being an issuer or other obligor with respect to the Debt Financing) that is not contingent on the occurrence of the Closing or that must be effective prior to the Effective Time, and (2) any bank information memoranda required in relation to the Debt Financing will contain disclosure and financial statements reflecting the Surviving Corporation or its Subsidiaries as the obligor. Nothing in this Section 7.2 will require (A) any officer or Representative of the Company or any of its Subsidiaries to deliver any certificate or opinion or take any other action pursuant to Section 7.2(d)(i), or any other provision of this Agreement that could reasonably be expected to result in personal liability to such officer or Representative, or (B) the members of the Company Board as of immediately prior to the Effective Time to approve any financing or Contracts related thereto.
(e)
Use of Logos.   The Company hereby consents to the use of all logos of the Company and its Subsidiaries in connection with the Debt Financing, so long as such logos (i) are used solely in a manner that is not intended to or likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries and (ii) are used solely in connection with a description of the Company, its business and products or the Merger.

(f)
Confidentiality.   All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent and the Merger Sub will be permitted to disclose such information to any financing sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Debt Financing and to any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors), so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto, or (ii) are subject to other confidentiality undertakings reasonably satisfactory to the Company and of which the Company is a beneficiary.

7.3
Efforts to Close.

(a)
Reasonable Best Efforts.   In furtherance and not in limitation of the other covenants and agreements set forth in this Agreement, including Sections 7.2 and 7.3, upon and subject to the terms and conditions of this Agreement and in accordance with Applicable Laws, each of Parent, the Merger Sub and the Company will use their reasonable best efforts to take (or cause to be taken) all actions, and to do (or cause to be done), and to assist and cooperate with the other party or parties hereto in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and other transactions contemplated by this Agreement, including using reasonable best efforts to (i) cause the conditions to the Merger set forth in Section 2.2 to be satisfied or fulfilled, (ii) in addition to the matters covered in Section 7.2, obtain all other necessary consents, waivers, approvals, orders and authorizations from Governmental Authorities and make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger, and (iii) obtain all necessary consents, waivers and approvals under any Material Contracts to which the Company or any of its Subsidiaries is a party in connection with this Agreement and the consummation of the Merger and other transactions contemplated by this Agreement so as to maintain and preserve in all material respects, the benefits under such Material Contracts following the consummation of the transactions contemplated hereby (including the Merger).
(b)
Forbearance.   In addition to the foregoing, upon and subject to the terms and conditions of this Agreement, (i) Parent or the Merger Sub will not, and will cause their Affiliates to not, and (ii) the Company and its Subsidiaries will not, in each case take any action, or fail to take any action, that is intended to or has, or would reasonably be expected to have, the effect of preventing, impairing, materially delaying or otherwise adversely affecting (i) the consummation of the Merger, including (A) imposing any delay in the obtaining of, or materially increasing the risk of not obtaining, any authorization, consent, order, declaration or approval of any Governmental Authority necessary to consummate the Merger or the expiration or termination of any applicable waiting period, (B) increasing the risk of any Governmental Authority entering an order prohibiting the consummation of the Merger, (C) increasing the risk of not being able to remove any such order on appeal or otherwise, or (D) delaying or preventing the consummation of the Merger or (ii) the ability of such party to fully perform its obligations pursuant to this Agreement. For the avoidance of doubt, no action by the Company taken in compliance with Section 7.2(d)will be considered a violation of this Section 7.3(b).

(c)
No Consent Fee.   Notwithstanding anything to the contrary set forth in this Section 7.3 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Material Contract.

7.4
Access to the Company.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the valid termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will afford Parent and its Representatives (and including the Financing Sources and their respective Representatives) reasonable access, during normal business hours and after reasonable advance notice, to all assets, properties, books and records and personnel of the Company and its Subsidiaries as Parent may reasonably request; provided, however, that notwithstanding the foregoing, the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any Applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents would be in violation of the any applicable Antitrust Laws; (c) such information relates to the applicable portions of the minutes of the meetings of the Company Board (including any presentations or other materials prepared by or for the Company Board) where the Company Board discussed the Merger or any similar transaction involving the sale of the Company, or a material portion of its assets, to, or combination of the Company with, any other Person, (d) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (e) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract; (f) access would result in the disclosure of any trade secrets of third Persons; (g) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; or (h) where access to such documents would act in contravention to model clauses between the Company and its subsidiaries to be adopted as of the Effective Time pursuant to the Company’s General Data Protection Regulation compliance procedures and protocols. Any investigation conducted pursuant to the access contemplated by this Section 7.4 will be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 7.4. All requests for access pursuant to this Section 7.4 must be directed to the General Counsel and Interim Chief Financial Officer of the Company, or another person designated in writing by the Company.
7.5
Notice of Breach.

(a)
At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will promptly notify Parent in the event that any representation or warranty made by the Company in this Agreement has become untrue or inaccurate in any material respect, or in the event that the Company has failed to comply with or satisfy in any material respect any covenant or obligation to be complied with or satisfied by it under this Agreement, in each case to the extent such untruth, inaccuracy or failure would be reasonably likely to cause any of the conditions to Closing set forth in Sections 2.2(b)(i) or 2.2(b)(ii) to fail to be satisfied.

(b)
At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, Parent will promptly notify the Company in the event that any representation or warranty made by Parent or the Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or in the event that Parent or the Merger Sub has failed to comply with or satisfy in any material respect any covenant or obligation to be complied with or satisfied by it under this Agreement, in each case to the extent such untruth, inaccuracy or failure would be reasonably likely to cause any of the conditions to Closing set forth in Sections 2.2(c)(i) or 2.2(c)(ii) to fail to be satisfied.

7.6
Confidentiality.   Parent, the Merger Sub and the Company hereby acknowledge that Parent and the Company have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms.

7.7
Public Disclosure.   The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent. Thereafter, the Company (unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change), on the one hand, and Parent and the Merger Sub, on the other hand, will use their respective commercially reasonable efforts to consult with the other parties to this Agreement before (a) participating in any media interviews, (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons, or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger, and will not engage in the foregoing without the prior consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed), except that the Company will not be obligated to obtain such consent with respect to communications that are (i) required by Applicable Law or any stock exchange rule or listing agreement, (ii) principally directed to employees, suppliers, customers, partners or vendors and consistent with the communications plan previously agreed by Parent and the Company, or (iii) related to or in connection with any disputes between the Company, on the one hand, and Parent, the Merger Sub, the Financing Sources, or their respective Affiliates, on the other hand, relating to this Agreement.

7.8
Transaction Litigation.   Prior to the Effective Time, the Company will promptly notify Parent of any Transaction Litigation, including by providing copies of all pleadings and notices with respect thereto, and thereafter keep Parent reasonably informed with respect to the status thereof. The Company will give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation. For purposes of this Section 7.8, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that the attorney-client privilege, work product doctrine or other applicable privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation, but will not be afforded any decision-making power or other authority over such Transaction Litigation.

7.9
Section 16(b) Exemption.   The Company will take all actions reasonably necessary to cause the Merger and all other transactions contemplated by this Agreement, and any other dispositions of equity securities of the Company in connection with the Merger and other transactions contemplated by this Agreement by each individual who is a director or executive officer of the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.
7.10
Directors and Officers Exculpation, Indemnification and Insurance.

(a)
Insurance.   Prior to the Effective Time, the Company shall obtain and pay for, prepaid (or “tail”) directors’ and officers’ liability insurance policies in respect of acts or omissions occurring at or prior to the Closing (including for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated by this Agreement and the other documents contemplated hereby) for the period from the Effective Time and ending sixth (6th) anniversary of the Effective Time, covering each Indemnified Person and containing terms (including with respect to coverage and amounts) and conditions (including with respect to deductibles and exclusions) that are, individually and in the aggregate, no less favorable to any Indemnified Person than those of the Company’s directors’ and officers’ liability insurance policies in effect on the date of this Agreement. If such “tail” insurance policies have been obtained by the Company, Parent shall, or shall cause the Surviving Corporation to, cause such “tail” insurance policies to be maintained in full force and effect, for their full term.

(b)
Indemnification.   All rights to indemnification or advancements existing in favor of any of the Indemnified Persons immediately prior to the Effective Time shall survive the consummation of the Merger and shall continue in full force and effect for a period of not less than six (6) years after the Effective Time.

(c)
Successors and Assigns.   If the Surviving Corporation (or Parent) or any of its successors or assigns will (i) consolidate with or merge into any other Person and will not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions will be made, so that the successors and assigns of the Surviving Corporation (or Parent) will assume all of the obligations of the Surviving Corporation (or Parent) set forth in this Section 7.10.

(d)
No Impairment; Third Party Beneficiaries.   The obligations of Parent, Merger Sub and the Surviving Corporation under this Section 7.10 shall survive the consummation of the Merger and shall not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or their heirs and representatives) without the prior written consent of such affected Indemnified Person(or their heirs and representatives). Each of the Indemnified Persons (and their heirs and representatives) are intended to be third party beneficiaries of this Section 7.10, with full rights of enforcement as if a party thereto. The rights of the Indemnified Persons (and their heirs and representatives) under this Section 7.10 will be in addition to, and not in substitution for, any other rights that such persons may have under the Company Charter, Company Bylaws or other equivalent organizational documents, any and all indemnification agreements of or entered into by the Company or any of its Subsidiaries, or Applicable Law (whether at law or in equity).

(e)
Preservation of Other Rights.   Nothing in this Agreement is intended to, will be construed to or will release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 7.10 is not prior to or in substitution for any such claims under such policies.

7.11
Obligations of the Merger Sub.   Parent will take all commercially reasonable action necessary to cause the Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the Merger and other transactions contemplated by this Agreement upon the terms and subject to the conditions set forth in this Agreement. Parent and the Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to and in accordance with this Agreement.

7.12
Parent Vote.   Following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of the Merger Sub, will execute and deliver to the Merger Sub and the Company a written consent adopting this Agreement in accordance with the Delaware Law.

7.13
Delisting.   Each of the parties agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Shares from Nasdaq and terminate registration under the Exchange Act, provided that such delisting and termination will not be effective until or after the Effective Time.

7.14
Employees; Benefit Plans.   During the period commencing at the Effective Time and ending on December 31, 2022 (the “Employment Period”) (or if earlier, the date of the employee’s termination of employment with Parent or its Subsidiaries), and to the extent consistent with the terms of the governing plan documents, Parent shall cause the Surviving Corporation and each of its Subsidiaries, as applicable, to provide the employees of the Company and its Subsidiaries who remain employed during the Employment Period (collectively, the “Company Continuing Employees”) with annual base salary or wage level, annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health or defined benefit retirement benefits) that are, in the aggregate, substantially comparable to the annual base salary or wage level,annual target bonus opportunities (excluding equity-based compensation), and employee benefits (excluding any retiree health or defined benefit retirement benefits) provided by the Company and its Subsidiaries on the date of this Agreement, taken as a whole. With respect to any “employee benefit plan” as defined in Section 3(3) of ERISA maintained by Parent or any of its Subsidiaries, excluding any retiree health plans or programs maintained by Parent or any of its Subsidiaries, any defined benefit retirement plans or programs maintained by Parent or any of its Subsidiaries, and any equity compensation arrangements maintained by Parent or any of its Subsidiaries (collectively, “Parent Benefit Plans”) in which any Company Continuing Employees will participate effective as of the Effective Time, and subject to the terms of the governing plan documents, Parent shall, or shall cause the Surviving Corporation to, credit all service of the Company Continuing Employees with the Company or any of its Subsidiaries, as the case may be as if such service were with Parent, for purposes of eligibility to participate (but not for purposes of vesting or benefit accrual, except for vacation, if applicable) for full or partial years of service in any Parent Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Effective Time; provided, that such service shall not be credited to the extent that: (i) such crediting would result in a duplication of benefits; or (ii) such service was not credited under the corresponding Employee Plan. This Section 7.14 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 7.14, express or implied, shall confer upon any Company Continuing Employees, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 7.14, including without limitation the right to continued employment with the Company after the Effective Time. Nothing contained herein, express or implied: (x) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (y) shall alter or limit the ability of the Surviving Corporation, Parent, or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (z) shall prevent the Surviving Corporation, Parent, or any of their respective Affiliates from terminating the employment of any Company Continuing Employee following the Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 7.14 shall not create any right in any Company employee or any other Person to any continued employment with the Surviving Corporation, Parent, or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any Company employee and the Surviving Corporation.

7.15
Works Councils.   The parties hereto shall cooperate and comply in all material respects with all notification, consultation and other processes necessary to effectuate the transactions contemplated by this Agreement, which shall include any required notifications and consultation and other processes with respect to any works council, economic committee or similar employee representative body as required to either (i) obtain an opinion or acknowledgment from any works council, economic committee or similar body or (ii) establish that the parties hereto are permitted to effect the Closing without such opinion or acknowledgment.

ARTICLE VIII
TERMINATION OF AGREEMENT
8.1
Termination.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Requisite Stockholder Approval (except as provided herein), only as follows:

(a)
by mutual written agreement of Parent, the Merger Sub (as authorized by the Board of Directors of the Merger Sub) and the Company (as authorized by the Company Board); or

(b)
by either Parent or the Company (and in the case of the Company, subject to the last sentence of Section 7.1(b)(i)) if the Effective Time has not occurred on or before the Termination Date; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available the party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of or resulted in the failure of the Effective Time to have occurred on or before the Termination Date; or

(c)
by either Parent or the Company if any Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Applicable Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, and such Applicable Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has been the principal cause of or resulted in, the issuance, promulgation, enforcement, or entry of any such Applicable Law or Order; or

(d)
by either Parent or the Company if this Agreement has been submitted to the stockholders of the Company at a Company Stockholders Meeting and the Requisite Stockholder Approval shall not have been obtained thereat (unless such Company Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof); or

(e)
by the Company if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions set forth in Section 2.2(c)(i) or Section 2.2(c)(ii), as applicable, would not be satisfied; provided, however, that notwithstanding the foregoing, in the event that such breach by Parent or the Merger Sub is curable by Parent or the Merger Sub through the exercise of commercially reasonable efforts, then the Company will not be permitted to terminate this Agreement pursuant to this Section 8.1(e) until the earlier to occur of (i) twenty (20) calendar days after delivery of written notice from the Company to Parent of such breach or (ii) Parent or the Merger Sub ceasing or failing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(e) if such breach by Parent or the Merger Sub is cured within such twenty (20) calendar day period); provided, further, the Company may not terminate this Agreement pursuant to this Section 8.1(e) if it is then in material breach of any covenant contained in this Agreement; or

(f)
by the Company if (i) all of the conditions set forth in Section 2.2(a) and Section 2.2(b) have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing), (ii) Parent and the Merger Sub have failed to consummate the Merger at the Closing pursuant to Section 2.1, (iii) the Company has notified Parent in writing that (A) the Company is ready, willing and able to consummate the Merger, and (B) all conditions set forth in Section 2.2(c) have been and continue to be satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or that it is willing to waive any unsatisfied conditions set forth in Section 2.2(c), (iv) the Company has given Parent written notice at least three (3) Business Days prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(f) if Parent and the Merger Sub fail to consummate the Merger, and (v) Parent and the Merger Sub fail to consummate the Merger on the later of the expiration of such three (3) Business Day period and the date set forth in the foregoing notice; or

(g)
by the Company if (A) the Company has complied with Section 7.1(c), (B) the Company Board has authorized, subject to compliance with the terms and conditions of this Agreement, the Company to enter into a Contract providing for the implementation of a Superior Proposal, and (C) concurrently with such termination, the Company pays (or causes to be paid) the Company Termination Fee to Parent; or

(h)
by Parent if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions set forth in Section 2.2(b)(i) or Section 2.2(b)(ii), as applicable, would not be satisfied; provided, however, that notwithstanding the foregoing, in the event that such breach by the Company is curable by the Company through the exercise of commercially reasonable efforts, then Parent will not be permitted to terminate this Agreement pursuant to this Section 8.1(h) until the earlier to occur of (i) twenty (20) calendar days after delivery of written notice from Parent to the Company of such breach or (ii) the Company ceasing to exercise and continuing not to exercise commercially reasonable efforts to cure such breach (it being understood that Parent and the Merger Sub may not terminate this Agreement pursuant to this Section 8.1(h) if such breach by the Company is cured within such twenty (20) calendar day period); provided, further, Parent may not terminate this Agreement pursuant to this Section 8.1(h) if it or the Merger Sub is then in material breach of any covenant contained in this Agreement;

(i)
by Parent if the Company Board (or any committee thereof) has approved a Company Board Recommendation Change; or

(j)
by Parent, if the Company Board has authorized the Company to enter into, and the Company has entered into, a Contract providing for the implementation of a Superior Proposal.

8.2
Notice of Termination.   A party terminating this Agreement pursuant to Section 8.1 (other than Section 8.1(a)) will deliver a written notice to the other party setting forth specific basis for such termination and the specific provision of Section 8.1 pursuant to which this Agreement is being terminated, and any such termination of this Agreement pursuant to Section 8.1 (other than Section 8.1(a)) will be effective upon delivery by the non-terminating party of the foregoing written notice.

8.3
Effect of Termination.   If this Agreement is terminated pursuant to Section 8.1, this Agreement will be of no further force or effect, with no liability on the part of any party hereto (or any stockholder, director, manager, officer, employee, agent, consultant or representative of such party or parties) to any other party hereto, as applicable, except (a) for the terms of Section 7.2(f), Section 7.6, this Section 8.3, Section 8.4 and Article IX, each of which will survive the termination of this Agreement, and (b) that nothing herein will relieve any party or parties hereto, as applicable, from liability for any fraud committed in connection with this Agreement or any of the transactions contemplated thereby.

8.4
Termination Fees.

(a)
Company Termination Fees.

(i)
In the event that this Agreement is terminated pursuant to Section 8.1(g), then as a condition to such termination of this Agreement, the Company will pay (or cause to be paid) to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(ii)
In the event that this Agreement is terminated pursuant to Section 8.1(i), then the Company will promptly pay (or cause to be paid), in all events within two (2) Business Days following such termination, to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(iii)
The parties hereto acknowledge and hereby agree that in no event will the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

(b)
Recovery.   Parent, the Merger Sub and the Company hereby acknowledge and agree that the covenants set forth in this Section 8.4 are an integral part of this Agreement and the Merger, and that, without these agreements, Parent, the Merger Sub and the Company would not have entered into this Agreement, and that the Company Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent in the circumstances in which the Company Termination Fee is payable. Accordingly, if the Company fails to promptly pay any amounts due pursuant to Section 8.4(a) such amount shall accrue interest at (i) the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, plus five percent (5%), or (ii) such lesser rate that is the maximum permitted by Applicable Law. If a party commences a Legal Proceeding that results in a final, non-appealable judgement against another party for the Company Termination Fee or any portion of such fees, the breaching party shall pay to the non-breaching party its reasonable out-of-pocket costs and expenses (including reasonable attorney’s fees and costs) in connection with such Legal Proceeding.

ARTICLE IX
GENERAL PROVISIONS
9.1
Certain Interpretations.

(a)
The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(b)
Unless otherwise indicated, all references herein to Sections, Articles, Annexes, Exhibits or Schedules, will be deemed to refer to Sections, Articles, Annexes, Exhibits or Schedules of or to this Agreement, as applicable.

(c)
Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, will be deemed in each case to be followed by the words “without limitation.”

(d)
As used in this Agreement, the singular or plural number will be deemed to include the other whenever the context so requires.

(e)
Unless otherwise specifically provided, all references in this Agreement to “Dollars” or “$” means United States Dollars.

(f)
When reference is made herein to a Person, such reference will be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. Unless otherwise indicated, all references herein to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.

(g)
Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been posted to a virtual data room managed by the Company at www.dfsvenue.com (Abacus 2021) at least three (3) days prior to the execution and delivery of this Agreement.

(h)
The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(i)
The parties hereto agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (ii) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (ii) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on its face. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation or warranty is not deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
9.2
Amendment.   Subject to Applicable Law, this Agreement may be amended by the parties hereto at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of each of Parent, the Merger Sub (as authorized by the Board of Directors of the Merger Sub) and the Company (as authorized by the Company Board); provided, however, that in the event that this Agreement has been approved by stockholders of the Company in accordance with Delaware Law, no amendment will be made to this Agreement that requires the approval of such stockholders of the Company; and provided, further, however, that this Section 9.2 and Sections 9.3, 9.4, 9.9, 9.12 and 9.13 (and any provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of any of the foregoing provisions) may not be modified, waived or terminated in a manner that impacts or is adverse in any respect to a Financing Source without the prior written consent of such Financing Source.

9.3
Waiver.   At any time and from time to time prior to the Effective Time, any party or parties hereto may, to the extent permitted by Applicable Law and except as otherwise expressly set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein; and provided, further, however, that this Section 9.3 and Sections 9.2, 9.4, 9.12 and 9.13 (and any provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of any of the foregoing provisions) may not be modified, waived or terminated in a manner that impacts or is adverse in any respect to a Financing Source without the prior written consent of such Financing Source. Any agreement on the part of a party or parties hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable. Notwithstanding anything herein to the contrary, each of the Company, Parent, and any party hereto (and each of their respective directors, officers, general or limited partners, stockholders, members,managers, controlling persons, Affiliates, employees or representatives (in each case, in such capacity)) hereby waives any rights or claims against any of the Financing Sources and their respective current, former or future directors, officers, general or limited partners, stockholders, members, managers, controlling persons, Affiliates, employees or representatives (in each case, in such capacity), in any way relating to this Agreement, the Debt Commitment Letters, any of the other documents for the Debt Financing or the transactions contemplated hereby or thereby, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, whether at law, in equity, in contract, in tort or otherwise. Debt Financing Sources shall not be liable for any such action or legal proceeding. Notwithstanding the foregoing, nothing in this Section 9.3 shall in any way limit or modify the rights of Parent under this Agreement or any obligations of the Financing Sources to Parent under the Debt Commitment Letters.

9.4
Assignment.   No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties, except that Parent will have the right to assign all or any portion of its rights and obligations pursuant to this Agreement (a) from and after the Effective Time, (i) in connection with a merger or consolidation involving Parent or other disposition of all or substantially all of the assets of Parent or the Surviving Corporation or (ii) to any Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing or (b) to any of its Affiliates; provided, that in the case of clause (a)(ii) or (b), Parent and the Merger Sub remain liable for their obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.5
Notices.   All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) or e-mail to the parties at the following addresses, telecopy numbers or e-mail addresses (or at such other address, telecopy numbers or e-mail address for a party as will be specified by like notice):

(a)
If to Parent or the Merger Sub to:

Kids2, Inc.
3333 Piedmont Road Ste 1800
Atlanta, Georgia 30305
Attention: Matthew Smith, General Counsel
Email: [*]
with a copy (which will not constitute notice) to:
Foley & Lardner LLP
111 Huntington Avenue
Boston, MA 02199
Attention: Susan E. Pravda
Email: [*]
(b)
If to the Company (prior to the Closing), to:

Summer Infant, Inc.
1275 Park East Drive
Woonsocket, RI 02895
Attention: Mary Beth Schneider, General Counsel
Email: [*]
with a copy (which will not constitute notice) to:
Greenberg Traurig, LLP
One International Place | Suite 2000
Boston, MA 02110
Attention: Elizabeth W. Fraser
Email: [*]
9.6
Non-Survival.   None of the representations and warranties, or any of the covenants, obligations or agreements which by their terms contemplate performance prior to or at the Effective Time, of the Company, Parent and the Merger Sub contained in this Agreement, in each case, shall survive the Effective Time. This Section 9.6 shall not limit any covenant or agreement of the parties which by its terms contemplates performance on or after the Effective Time.

9.7
Expenses.   Subject to Section 8.4, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including the Merger) will be paid by the party or parties, as applicable, incurring such expenses, whether or not the Merger is consummated.

9.8
Entire Agreement.   This Agreement, the Company Disclosure Letter, the Confidentiality Agreement, and any certificates delivered hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided, however, the Confidentiality Agreement will not be superseded, will survive any termination of this Agreement and will continue in full force and effect until the earlier to occur of (a) the Effective Time and (b) the date on which the Confidentiality Agreement is terminated in accordance with its terms. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NEITHER PARENT AND THE MERGER SUB, ON THE ONE HAND, NOR THE COMPANY, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS

OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.
9.9
Third Party Beneficiaries.   This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by the terms and provisions of Section 7.10, (b) from and after the Effective Time, the rights of holders of Shares, Company Options and RSAs to receive the consideration set forth in Article I and (c) each Financing Source will be an express third party beneficiary with respect to Sections 9.2, 9.3, 9.4, 9.12, 9.13 and this Section 9.9 and will be entitled to enforce such provisions against all parties to this Agreement. Notwithstanding anything herein to the contrary, no Financing Source will be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.

9.10
Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.11
Remedies.

(a)
Generally.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise by it of any other remedy.

(b)
Specific Performance.   The parties hereto hereby agree that irreparable injury would occur in the event that any provision of this Agreement were not performed in accordance with the specific terms hereof or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages (notwithstanding the termination fees  contemplated hereby). Accordingly, the parties hereto acknowledge and hereby agree that, prior to the termination of this Agreement pursuant to Section 8.1, the parties will be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts described in Section 9.13. The election to pursue an injunction, specific performance or other equitable relief will not restrict, impair or otherwise limit a party from, in the alternative, seeking to terminate the Agreement and collect the Company Termination Fee; provided, however, that in no event will Parent be permitted to pursue an injunction, specific performance or other equitable relief or any other remedies under this Agreement or available at law or equity following the payment of the Company Termination Fee. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably (i) waives any right that it may have to require the obtaining, furnishing or posting of any such bond of other security and (ii) will waive, in any action for specific performance, the defense of adequacy of a remedy at law.

9.12
Governing Law.   Except as otherwise provided herein, this Agreement will be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable conflicts of law principles.

9.13
Consent to Jurisdiction.   Except as otherwise provided herein, to the fullest extent permitted by Applicable Law, each of the parties hereto, except as otherwise expressly set forth in this Section 9.13: (a) irrevocably consents to the service of the summons and complaint and any other process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement (including the Merger), for and on behalf of itself or any of its properties or assets, in the manner provided for notices in Section 9.5, and nothing in this Section 9.13 will affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any or state or federal court within the State of Delaware) in the event of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (including the Merger), or for recognition and enforcement of any judgment in respect thereof; (c) waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (d) agrees that it will not bring any action, arising out of or relating to this Agreement or the transactions contemplated hereby (including the Merger) in any court other than the aforesaid courts. Each of Parent, the Merger Sub and the Company agrees that a final judgment in any action, suit or proceeding in such courts as provided above will, to the fullest extent permitted by Applicable Law, be conclusive and may be enforced in other jurisdictions by action, suit or proceeding on the judgment or in any other manner provided by Applicable Law. Notwithstanding anything to the contrary contained in this Agreement and without limiting Section 9.3 each of the parties hereto, on behalf of itself and their respective Affiliates: (i) agrees that it shall not (and shall cause their respective Affiliates to not) bring or support any Person in any cause of action, claim, cross-claim, third-party claim, suit or proceeding of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources and their respective current, former or future directors, officers, general or limited partners, stockholders, members, managers, controlling persons, Affiliates, employees or representatives (in each case, in such capacity) in any way relating to this Agreement, the Debt Commitment Letter or any of the documents for the Debt Financing, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under Applicable Law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof); (ii) agrees that, except as specifically set forth in the Debt Commitment Letter, all claims, cross-claims, third party-claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources and their respective current, former or future directors, officers, general or limited partners, stockholders, members, managers, controlling persons, Affiliates, employees or representatives (in each case, in such capacity) in any way relating to this Agreement, the Debt Commitment Letters or any of the documents for the Debt Financing, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules of choice or conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction; and (iii) hereby irrevocably and unconditionally waives and shall cause its Affiliates to waive any right such party may have to a trial by jury in respect of any litigation (whether in law or in equity, whether in contract or in tort or otherwise) directly or indirectly arising out of or relating in any way to this Agreement, the Debt Commitment Letters or any of the documents for the Debt Financing, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof.

9.14
WAIVER OF JURY TRIAL.   EACH OF PARENT, COMPANY AND THE MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (INCLUDING THE MERGER) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

9.15
Counterparts.   This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.
KIDS2, INC.
By:
/s/ Ryan Gunnigle

Name:
Ryan Gunnigle

Title:
Chief Executive Officer

PROJECT ABACUS ACQUISITION CORP.
By:
/s/ Ryan Gunnigle

Name:
Ryan Gunnigle

Title:
President

SUMMER INFANT, INC.
By:
/s/ Stuart Noyes

Name:
Stuart Noyes

Title:
Chief Executive Officer

[SIGNATURE PAGE TO MERGER AGREEMENT]

ANNEX A
CERTAIN DEFINED TERMS
For all purposes of and under this Agreement, the following capitalized terms will have the following respective meanings:
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement and containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives material non-public information of or with respect to the Company to keep such information confidential (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal), or (ii) executed, delivered and effective after the execution and delivery of this Agreement and containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receives material non-public information of or with respect to the Company to keep such information confidential and such confidentiality provisions are no less restrictive in any material respect to such counterparty (and any of its Affiliates and representatives named therein) than the terms of the Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal).
“Acquisition Proposal” means any offer, proposal or indication of interest from any Third Party relating to any Acquisition Transaction; provided that, for the avoidance of doubt, all references to “Third Party” in this definition will include any “group” as defined pursuant to Section 13(d) of the Exchange Act.
“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (i) any acquisition or purchase by any Third Party, directly or indirectly, of more than fifty percent (50%) of any class of outstanding voting or equity securities of the Company, or any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Third Party beneficially owning more than fifty percent (50%) of any class of outstanding voting or equity securities of the Company; (ii) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company and a Third Party pursuant to which the stockholders of the Company immediately preceding such transaction hold less than fifty percent (50%) of the equity interests in the surviving or resulting entity of such transaction; or (iii) any sale, lease (other than in the ordinary course of business), exchange, transfer or other disposition to a Third Party of more than fifty percent (50%) of the consolidated assets, revenue or net income of the Company and its Subsidiaries (with assets being measured by the fair market value thereof); provided that, for the avoidance of doubt, all references to “Third Party” in this definition will include any ”group” as defined pursuant to Section 13(d) of the Exchange Act.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.
“Alternate Debt Financing” is defined in Section 7.2(b).
“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, or any other anti-corruption or anti-money laundering Applicable Law.
“Antitrust Laws” means applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.
“Applicable Law” means, with respect to any Person, any international, national, federal, state, local, municipal or other law, regulation, ruling or other similar requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.
“Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of January 1, 2022.

“Business Day” means any day,other than a Saturday, Sunday and any day which is a legal holiday under the laws of the State of Georgia or the State of Rhode Island or is a day on which banking institutions located in such States are authorized or required by Applicable Law or other governmental action to close.
“Capitalization Date” means the close of business on January 1, 2022.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), as amended, and all requests, rules, guidelines, requirements, directives, executive orders or executive memos thereunder or issued in connection therewith or in implementation thereof, regardless of the date enacted, adopted, issued or implemented (including any changes in state or local Applicable Law that are analogous to provisions of the Coronavirus Aid, Relief, and Economic Security Act or adopted to conform to the Coronavirus Aid, Relief, and Economic Security Act) and any legislative or regulatory guidance issued pursuant to such Applicable Laws.
“CERCLA” is defined in Section 3.14(e).
“Certificate of Merger” means the certificate of merger between the Merger Sub and the Company, in customary form and substance filed with the Delaware Secretary of State to consummate the Merger.
“Certificates” means certificates that immediately prior to the Effective Time represented outstanding Shares.
“Change of Recommendation Notice Period” is defined in Section 7.1(c)(ii)(C).
“Closing” is defined in Section 2.1.
“Closing Date” is defined in Section 2.1.
“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Code Section 4980B and any similar state law.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreements” is defined in Section 3.18(a).
“Company” is defined in the introductory paragraph.
“Company Board” is defined in the second “Background” paragraph.
“Company Board Recommendation” means the Company Board’s recommendation that the Company’s stockholders adopt this Agreement in accordance with the applicable provisions of Delaware Law.
“Company Board Recommendation Change” is defined in Section 7.1(c)(i).
“Company Bylaws” is defined in Section 3.1(a).
“Company Charter” is defined in Section 3.1(a).
“Company Common Stock” is defined in the first “Background” paragraph.
“Company Disclosure Letter” means the letter relating to the representations and warranties contained in Article III delivered by the Company to Parent on the date of this Agreement, as amended through the Effective Time.
“Company Equity Incentive Plans” means the Company’s 2006 Performance Equity Plan, and the Company’s 2012 Incentive Compensation Plan, each as amended to the date hereof.
“Company Intellectual Property Rights” means all of the Intellectual Property Rights owned by the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means the occurrence of any event, development, occurrence, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on the business, properties, assets, operations, financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that in no event will any of the following, either alone or in combination, be deemed to constitute, nor shall any of the following (including the effect of any of the following) be taken into account in determining whether a Company Material Adverse Effect has occurred or would occur:
(i)
changes in the general economic, financial, credit or securities markets, including prevailing interest rates or currency rates, or regulatory or political conditions in the United States or any other country or region in the world;

(ii)
changes in general economic conditions in the industry or industries in which the Company and its Subsidiaries operate

(iii)
changes in Applicable Law or GAAP or the interpretations thereof;

(iv)
the outbreak or escalation of hostilities involving the United States or any other country or region in the world, the declaration by the United States of a national emergency or war, or the occurrence of any other calamity or crisis, including acts of terrorism;

(v)
any earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

(vi)
the identity of, or actions or omissions of, Parent, Merger Sub or their Affiliates, or any action taken (including by the Company) pursuant to or in accordance with this Agreement (including Section 5.1) or at the request of or with the consent of Parent or Merger Sub, including with respect to the financing of the transactions contemplated by this Agreement;

(vii)
the public announcement or pendency of this Agreement, the Merger or any other transactions contemplated by this Agreement;

(viii)
any change in the market price or trading volume of the Company Common Stock (it being understood that the exception in this clause

(viii)
shall not preclude any party from asserting that the facts giving rise to such change should be taken into account in determining whether there has been a Company Material Adverse Effect);

(ix)
any failure to meet any financial projections or estimates or forecasts of revenues, earnings or other financial metrics for any period (it being understood and agreed that the exception in this clause (ix) shall not preclude any party from asserting that the facts giving rise to such failure should be taken into account in determining whether there has been a Company Material Adverse Effect);

(x)
any acts of God, including any epidemic, pandemic or disease outbreak (including in respect of COVID-19); or

(xi)
any Transaction Litigation (it being understood and agreed that the exception in this clause (xi) shall not preclude any party from asserting and independently proving that the facts giving rise to any such proceeding (but, for the avoidance of doubt, not the fact that such proceedings commenced or exist) should be taken into account in determining whether there has been a Company Material Adverse Effect);

provided further, that any change, effect, event, circumstance, occurrence or state of facts relating to clauses (i) through (iv) and may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent such change, effect, event, circumstance, occurrence or state of facts has a disproportionate adverse effect on the Company and its Subsidiaries as compared to other participants in the industries in which the Company and its Subsidiaries operate.
“Company Options” means any issued and outstanding options to purchase Shares granted under or pursuant to a Company Equity Incentive Plan.

“Company Products” means any and all products currently marketed, sold, licensed, provided or distributed by Company and its Subsidiaries.
“Company Registered IP” means Intellectual Property Rights that are Registered IP.
“Company Securities” is defined in Section 3.5(c).
“Company Stockholders Meeting” is defined in Section 7.1(b).
“Company Termination Fee” will mean an amount in cash equal to $2,310,600.
“Confidentiality Agreement” means that certain mutual confidentiality and non-disclosure agreement, dated as of April 13, 2021, by and between the Company and Parent, as amended.
“Consent” means any approval, clearance, order or authorization of, or filing or registration with, or notification to, any Governmental Authority.
“Contract” means any legally binding contract, subcontract, agreement, commitment, purchase order, note, bond, mortgage, indenture, lease, license, sublicense, permit, franchise or other instrument, obligation or binding arrangement or understanding of any kind or character.
“COVID-19” means SARS CoV-2 or COVID-19 (and all related strains and sequences), including any evolutions, intensification, resurgence, variants or mutations thereof, and/or related or associated epidemics, pandemics, disease outbreaks or public health emergencies.
“COVID-19 Measure” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Applicable Law, order, or directive by any Governmental Authority in connection with or in response to COVID-19, including, but not limited to, the CARES Act.
“CPSA” is defined in Section 3.32(b).
“CPSC” is defined in Section 3.32(b).
“Customs Laws” is defined in Section 3.26(b).
“Debt Commitment Letters” means the executed commitment letters of even date herewith, and the executed fee letters related thereto of even date herewith (except that the fee amounts, pricing caps and other economic terms may be redacted so long as no redaction covers terms that would adversely affect the amount, conditionality, availability or termination of the Debt Financing), together with any related engagement letters, exhibits, schedules, annexes, supplements, term sheets and other agreements.
“Debt Financing” is defined in Section 4.9(a).
“Debt Financing Sources” means the agents, lenders and other entities that are parties to the Debt Commitment Letter (excluding Parent or the Merger Sub), including the parties to any joinder agreements joining such parties to the Debt Commitment Letters or parties (excluding Parent or the Merger Sub) to the definitive agreements executed in connection with the Debt Financing, together with their respective affiliates and their respective affiliates’ officers, directors, employees, controlling persons, agents and Representatives and their respective successors and assigns have committed to provide, subject to the terms and conditions set forth therein, the Debt Financing pursuant to the Debt Commitment Letters.
“Delaware Law” means the DGCL and any other Applicable Law of the State of Delaware.
“Delaware Secretary of State” means the Secretary of State of the State of Delaware.
“DGCL” means the General Corporation Law of the State of Delaware.
“Dissenting Shares” is defined in Section 1.4(b)(iii).
“Effective Time” means the time of filing and acceptance by the Delaware Secretary of State of the Certificate of Merger, or such later time as may be agreed in writing by Parent and the Company and specified in the Certificate of Merger as the “Effective Time” in accordance with the DGCL.

“Employee Plans” means (i) all “employee benefit plans” (as defined in Section 3(3) of ERISA), and (ii) all other material employment, consulting and independent contractor agreement, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement, disability, insurance, vacation, incentive, deferred compensation, supplemental retirement (including termination indemnities and seniority payments), severance, termination, retention, change of control and other similar fringe, welfare or other employee benefit plans, programs, agreement, contracts, policies or arrangements (whether or not in writing) currently maintained or contributed to for the benefit of any current or former employee, consultant or independent contractor or director of the Company, or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has any material Liability.
“Enforceability Limitations” means those limitations on the enforceability of Contracts that arise by reason of bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by reason of equitable principles of general applicability.
“Environmental Claim” means any Legal Proceeding, Order, Lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging or asserting (a) any liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on, or resulting from, the use, presence, Release of, or exposure to, any Hazardous Materials; or (b) any violation of or any liability under any Environmental Law or term or condition of any Environmental Permit.
“Environmental Law” means any Applicable Law, Order or binding agreement with any Governmental Authority concerning or relating to pollution (or the cleanup thereof) or the protection of the environment (including ambient air, soil, soil vapor, surface water or groundwater, or subsurface strata), natural resources, endangered or threatened species, human health and safety, or worker/occupational health and safety, including those relating to the presence of, exposure to, or the management, manufacture, use, handling, importing, labeling, testing, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal, Release, control, remediation, or other action or failure to act involving Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): CERCLA; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.
“Environmental Permit” is defined in Section 3.14(c).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, or any successor statue, rules and regulations thereto.
“ERISA Affiliate” means any Person under common control with the Company or that, together with the Company or any of its Subsidiaries, would be treated as a single employer with the Company or any of its Subsidiaries under Section 414 of the Code and the regulations promulgated thereunder.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Export Control Laws” is defined in Section 3.26(a).
“Financing Source” means each of TCW Asset Management Company LLC and Wells Fargo Bank, National Association.
“Fundamental Representations” means the representations and warranties of the Company set forth in the first two sentences of Section 3.1 (Organization and Standing), Section 3.2(a) through Section 3.2(d) (Authorization and Enforceability), Section 3.5 (Capitalization), and Section 3.23(Brokers).

“GAAP” means generally accepted accounting principles, as applied in the United States.
“Government Contract” means any Contract for the sale of goods or services currently in performance that is between the Company and a Governmental Authority or entered into by the Company as a subcontractor (at any tier) in connection with a Contract between another Person and a Governmental Authority.
“Governmental Authority” means any federal, state, local, municipal, foreign, or other government or quasi-governmental authority or any department, agency, commission, board, subdivision, bureau, agency, instrumentality, court, or other tribunal of any of the foregoing.
“Hazardous Materials” means any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, vapor, mineral or gas, in each case, whether naturally occurring or manmade: (a) that because of its toxicity, concentration, or quantity, has characteristics that are hazardous or toxic to human health, the environment, or natural resources; (b) that is subject to regulation, investigation, control, or remediation under any Environmental Law, or to which exposure is now prohibited, limited, or regulated by, or that could foreseeably be prohibited, limited, or regulated by or under, any Environmental Law; or (c) that is defined as hazardous, acutely hazardous, toxic, a pollutant, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, or words of similar import or regulatory effect under Environmental Laws; including, without limitation, any petroleum or petroleum-derived products; radon, radioactive materials, byproducts, or wastes; asbestos in any form; lead or lead-containing materials; urea formaldehyde foam insulation; organohalogenated flame retardant chemicals, including, without limitation, per- and polyfluoroalkyl substances, perfluorooctanoic acid, and perfluorooctane sulfonate; foundry sand; and polychlorinated biphenyls.
“Indebtedness” means, as of any time, without duplication, any of the following liabilities or obligations: (i) indebtedness for borrowed money; (ii) liabilities evidenced by bonds, debentures, notes or other similar instruments or debt securities; (iii) liabilities pursuant to or in connection with letters of credit or banker’s acceptances or similar items (in each case whether or not drawn, contingent or otherwise); (iv) liabilities related to the deferred and unpaid purchase price of property or services other than those trade payables incurred in the ordinary course of business, including any earn-out obligations; (v) liabilities pursuant to conditional sale or other title retention agreements; (vi) liabilities with respect to vendor advances or any other advances; (vii) net liabilities arising out of interest rate and currency swap arrangements, collars, caps, hedges and any other arrangements designed to provide protection  against fluctuations in interest or currency rates; (viii) any off-balance sheet financing of any person, including synthetic leases and project financing; (ix) all obligations of any person under capitalized leases (determined in accordance with GAAP); (x) any deferred revenue obligations of any person; (xi) any payments made to or upon the termination of, and any fees and expenses owing in respect of, any intercompany obligations; (xii) any Transaction Expenses; and (xiii) indebtedness of the types described in clauses (i) through (xii) above of others guaranteed by the Company or any of its Subsidiaries or secured by any lien, mortgage or security interest on the assets of the Company or any of its Subsidiaries, in each case including any principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, breakage costs, commitment and other fees, sale or liquidity participation amounts, reimbursements, indemnities and all other amounts payable in connection with any of the foregoing.
“Indemnified Persons” means any and all respective current and former directors and officers and any person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time (including Affiliates thereof), (i) if any of such persons are parties to any indemnification agreement between the Company or any of its Subsidiaries as set forth on Schedule 7.10(b) attached hereto or (ii) any of such persons or are otherwise  entitled to indemnification or advancements under Delaware Law or the Company’s or the Company’s Subsidiaries’ certificates of incorporation, bylaws or similar constituent documents as in effect on the date hereof.
“Intellectual Property Rights” means any or all of the following and all statutory and/or common law rights throughout the world in, arising out of, or associated therewith: (i) all United States and foreign patents and utility models, including utility patents and design patents, and all registrations and applications therefore (including provisional applications) and all reissues, divisions, renewals, extensions, re-examinations, corrections, provisionals, continuations and continuations in part thereof, and other derivatives and certificates associated therewith, and equivalent or similar rights anywhere in the world in inventions and discoveries, including, without limitation, invention disclosures (collectively, “Patents”); (ii) all inventions (whether or not patentable, reduced to practice or made the subject of a pending patent application), invention disclosures and improvements, all trade secrets, proprietary information, know-how and technology, confidential or proprietary information and all documentation therefore (collectively, “Trade Secrets”); (iii) all works of authorship, copyrights (registered or otherwise), copyright registrations and applications and all other rights corresponding thereto throughout the world, and all rights therein provided by international treaties or conventions (collectively, “Copyrights”); (iv) all trade names, trade dress, logos, or other corporate designations, trademarks and service marks, whether or not registered, including all common law rights, and trademark and service mark registrations and applications, including but not limited to all marks registered in the United States Patent and Trademark Office, the Trademark Offices of the States and Territories of the United States of America, and the Trademark Offices of other nations throughout the world, and all rights therein provided by international treaties or conventions (collectively, “Trademarks”); (v) domain names and applications and registrations therefore (collectively, “Domain Names”); and (vi) any similar, corresponding or equivalent rights to any of the foregoing.
“IRS” means the United States Internal Revenue Service, or any successor thereto.
“knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the Company’s CEO, CFO or General Counsel, in each case after reasonable inquiry of those employees who would reasonably be expected to have actual knowledge of the matter in question.
“Labor Organization” is defined in Section 3.18(a).
“Leased Real Property” means real property subject to Leases.
“Leases” means existing leases, subleases, licenses, or other agreements under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property together with any and all modifications, amendments, extensions, renewals, guaranties, supplements and side letters with respect thereto.
“Legal Proceeding” means any action, arbitration, charge, claim, complaint, demand, dispute, governmental audit, grievance, hearing, investigation, litigations, proceeding, qui tam action, suit (whether civil, criminal, administrative, judicial, or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority or arbitrator, whether at law or in equity.
“Liabilities” means any liability, indebtedness, obligation or commitment of any kind required to be recorded or reflected on a balance sheet under GAAP.
“Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance (not including licenses to Intellectual Property rights), claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Material Contract” means any of the following:
(i)
any “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC (other than those agreements and arrangements described in Item 601(b)(10)(iii));

(ii)
any Contract that involves non-cancelable commitments to make capital expenditures in excess of $100,000 annually;

(iii)
any Contract establishing any joint ventures, strategic alliance, partnership, sharing of profit arrangement, minority equity investments or similar arrangement;

(iv)
any Contract for the employment or service of any officer, individual employee, director, individual service provider or other Person providing for (A) fixed or variable compensation in the aggregate in excess of $100,000 annually (B) the payment of any severance, retention, change in control or similar payments or (C) commission based arrangements;

(v)
any Contract or indenture relating to indebtedness for borrowed money or the mortgaging, pledging or otherwise placing a Lien on any material asset or any letter of credit arrangements, or any guarantee therefor;

(vi)
any Contract under which the Company or any of its Subsidiaries is a (A) lessee of or holds or operates any personal property, owned by any other Person, except for any lease of personal property under which the aggregate annual rental payments do not exceed $100,000 or (A) lessor of or permits any other Person (other than the Company and its Subsidiaries) to hold or operate any personal property owned or controlled by it;

(vii)
any Collective Bargaining Agreement or any other Contract with any labor union, works council, trade association or other agreement or Contract with any employee organization;

(viii)
any (A) material license, royalty, indemnification, covenant not to sue, escrow, co-existence, concurrent use, consent to use or other Contract relating to any Intellectual Property Rights (including any Contracts relating to the licensing of Intellectual Property Rights by the Company or any of its Subsidiaries to a Third Party or by a Third Party to the Company or any of its Subsidiaries) and (B) other Contracts affecting the Company’s or any of its Subsidiaries’ ability to own, enforce, use, license or disclose any material Intellectual Property Rights or providing for the development, acquisition, provision or escrow of any Intellectual Property Rights (including any data, databases or collections of data);

(ix)
any agent, sales representative, referral, or distribution agreement or any other agreement that requires payment by or to the Company or referral fees, commissions or other monetary or non-monetary compensation in respect of a referral in excess of $100,000 annually;

(x)
any Contract that limits the ability of the Company or any of its Subsidiaries in any material respect to engage in any line of business or that contains a covenant not to compete applicable to the Company or any of its Subsidiaries;

(xi)
any Contract with a Material Customer or Material Vendor that contains “most favored nations” pricing terms or grants to any customer, supplier or vendor any right of first offer or right of first refusal or exclusivity or any similar requirement;

(xii)
any Contract that contains any “non-solicitation”, “no hire” or similar provisions which restrict the Company or any of its Subsidiaries from soliciting, hiring, engaging, retaining or employing any other Person’s current employees outside the ordinary course of business;

(xiii)
any settlement, conciliation or similar agreement under which there are continuing obligations or Liabilities on the part of the Company or any of its Subsidiaries in excess of $100,000 annually;

(xiv)
any Contract for the disposition of any portion of the assets or business of the Company or any of its Subsidiaries (other than sales of Company Products in the ordinary course of business) or for the acquisition by the Company or any of its Subsidiaries of the assets or business of any other Person (other than purchases of inventory, equipment or tooling in the ordinary course of business) (A) involving a purchase price in excess of $100,000 or (B) under which the Company or any of its Subsidiaries will have any obligation with respect to an “earn-out”, contingent purchase price or similar contingent or deferred payment obligation;

(xv)
any Contract wherein or whereby the Company or any of its Subsidiaries has agreed to, or assumed, any obligation or duty to indemnify, reimburse, hold harmless, guarantee, or otherwise assume or incur any obligation or liability and such obligation or duty is uncapped or otherwise not limited (including by reference to standard of conduct) or provides a right of rescission outside the ordinary course of business;

(xvi)
any Contract evidencing a Related Party Transaction;

(xvii)
any Contract pursuant to which the Company or any of its Subsidiaries subcontracts its obligations under a Material Contract to a Third Party;

(xviii)
any Contract with a Material Customer or Material Vendor (other than purchase orders in the ordinary course of business);

(xix)
any Contract pursuant to which any Person (other than employees of the Company or its Subsidiaries) has authored, created, conceived, developed or reduced to practice any material Intellectual Property Rights for, on behalf of or under the direction or supervision of the Company or any of its Subsidiaries;

(xx)
any securityholder agreement, registration rights agreements or similar agreements or any Contract relating to or affecting the ownership or voting of the Shares of the Company or the equity interests of any of its Subsidiaries;

(xxi)
any Contract that require the Company or any Subsidiary to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(xxii)
any power of attorney or similar agency arrangement with respect to the Company or its Subsidiaries; and

(xxiii)
any commitment or arrangement to enter into any of the foregoing.

“Merger” is defined in the first “Background” paragraph.
“Merger Consideration” means $12.00 per Share.
“Merger Sub” is defined in the introductory paragraph.
“Nasdaq” means The Nasdaq Stock Market, LLC.
“New Debt Commitment Letters” means one or more new financing commitment letters with respect to the Alternate Debt Financing.
“OFAC” is defined in Section 3.26(a).
“Option Consideration” is defined in Section 1.4(c)(i).
“Order” means, with respect to any Person, any order, judgment, decision, decree, injunction, ruling, writ, assessment or other similar requirement issued, enacted, adopted, promulgated or applied by any Governmental Authority or arbitrator that is binding on or applicable to such Person and is material to the business of the Company.
“Other Required Company Filing” is defined in Section 7.1(a)(ii).
“Other Required Parent Filing” is defined in Section 7.1(a)(iii).
“Owned Shares” is defined in Section 1.4(b)(ii).
“Parent” is defined in the introductory paragraph.
“Parent Material Adverse Effect” means any material adverse effect on the ability of Parent or the Merger Sub to consummate the Merger prior to the Termination Date and to fully perform its covenants and other obligations under this Agreement, including payment of the Merger Consideration to the Payment Fund at Closing.
“Payment Agent” is defined in Section 2.3(a).
“Payment Fund” is defined in Section 2.3(b).
“Permits” means all permits, licenses, franchises, approvals, consents, notices, waivers, clearances, exemptions, registrations, filings, accreditations, certificates, variances, and other similar authorizations required under Applicable Laws or by any Governmental Authority.
“Permitted Liens” means (i) Liens disclosed on the Balance Sheet, (ii) Liens for Taxes not yet delinquent or Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP on the Balance Sheet, (iii) mechanics’, carriers’, workmen’s, repairmen’s, landlord’s or other like liens or other similar encumbrances arising or incurred in the ordinary course of business consistent with past practice that, in the aggregate, do not materially impair the value or the present or intended use and operation of the assets to which they relate, (iv) statutory or common law Liens or encumbrances to secure landlords, lessors or renters under leases or rental agreements, (v) Liens or encumbrances imposed on the underlying fee interest in Leased Real Property; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record) and other similar Liens affecting any Leased Real Property, in each case that do not adversely affect in any material respect the current use or occupancy of the applicable Leased Real Property.
“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Authority.
“PPP” means the Payroll Protection Program as promulgated by the US Small Business Administration.
“PPP Loan” means the loan(s) received by the Company pursuant to the PPP as set forth in the SEC Reports.
“Preferred Shares” is defined in Section 3.5(a).
“Proxy Statement” is defined in Section 7.1.
“Public Software” means any software that licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g., PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (v) the Sun Community Source License (SCSL); (vi) the Sun Industry Standards License (SISL); (vii) the BSD License; and (viii) the Apache License.
“Reference Date” means January 1, 2019.
“Registered IP” means all United States, international and foreign: (i) Patents; (ii) Trademarks; (iii) Copyrights; (iv) Domain Names; and (v) any other Intellectual Property Rights that are the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.
“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape, disperse, or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture), whether intentional or unintentional.
“Representatives” means, with respect to any Person, the directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting in such capacity.
“Required Financial Information” is defined in Section 7.2(d)(i)(D).
“Requisite Stockholder Approval” means the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at a meeting of the holders of the Shares in accordance with Delaware Law.
“RSA” means any issued and outstanding restricted stock award (including commitments to grant restricted stock awards approved by the Company Board or authorized committee of the Company Board prior to the date hereof) granted under or pursuant to a Company Equity Incentive Plan, and payable in accordance with a vesting schedule or issuance schedule.
“RSA Consideration” is defined in Section 1.4(c)(ii).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder.
“SEC” means the United States Securities and Exchange Commission.
“SEC Clearance Date” means confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth (10th) calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.
“SEC Reports” means all registration statements, prospectuses, forms, reports, schedules, statements and other documents required to be filed or furnished (as applicable) with the SEC by the Company under the Securities Act or Exchange Act since January 1, 2019.
“Section 409A” means Section 409A of the Code and the regulations and guidance thereunder.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share” means each share of Company Common Stock.
“Stock Award” means any award of Company Options or RSAs.
“Subsidiary” means, a “significant subsidiary” of the Company or a Subsidiary of the Company as defined in Rule 12(b)(2) under the Exchange Act.
“Subsidiary Securities” are defined in Section 3.6(d).
“Superior Proposal” means any written Acquisition Proposal made by a Third Party after the date of this Agreement that (i) was not solicited in violation of Section 6.1(a) and (ii) the Company Board determines in good faith (after consultation with its financial advisor and its outside legal counsel, and after taking into account the terms and conditions of such Acquisition Proposal, including the financial, legal, regulatory and other aspects of such Acquisition Proposal) is reasonably capable of being completed on the terms proposed and such Acquisition Proposal would, if consummated, result in a transaction significantly more favorable over the long term than the transactions contemplated by this Agreement (including the Merger), taking into account all legal, regulatory and financing aspects of the proposal (including certainty of closing) and the identity of the Third Party making the proposal and other aspects of the Acquisition Proposal that the Company Board deems relevant.
“Support Agreements” is defined in the fifth “Background” paragraph.
“Surviving Corporation” means the Company, as the surviving corporation of the Merger.
“Tax” means any and all U.S. federal, state, local and non-U.S. taxes of any kind whatsoever, assessments, duties, impositions, charges and liabilities, in each case in the nature of a tax, imposed by a Governmental Authority, including taxes based upon or measured by gross receipts, income, profits, sales, use, occupation, value added, goods and services, ad valorem, transfer, franchise, withholding, payroll, recapture, unclaimed property, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts.
“Tax Returns” means all returns, declarations, estimates, reports, statements and other documents filed or required to be filed in respect of any Taxes.
“Termination Date” means June 30, 2022.
“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Parent or any of its Affiliates or Representatives.
“Transaction Expenses” means (i) the fees and expenses payable by the Company or any of its Subsidiaries (whether on behalf of the Company or any of its Subsidiaries or any Company Stockholder or any of their respective Affiliates) or that is subject to payment or reimbursement by the Company or any of its Subsidiaries in connection with this Agreement, the documents delivered in connection herewith, the

Merger and the transactions contemplated hereby and thereby to financial advisors, brokers, finders, consultants, accountants, auditors, lawyers, investment bankers or other advisors, (ii) any transaction, success, change of control, retention, or similar bonuses and any “single trigger” severance payments, payable by or on behalf of the Company or any of its Subsidiaries to any of their respective past or present employees, officers, directors, or other service providers in connection with the consummation of the transactions contemplated by this Agreement together with the employer portion of any payroll Taxes due in connection with any such payments, and (iii) any payments, fees or expenses owing in respect of the “tail” polices obtained pursuant to Section 7.10.
“Transaction Litigation” means Legal Proceedings commenced or threatened against the Company or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Merger or any other transaction contemplated by this Agreement, other than any Legal Proceedings related to or in connection with any disputes between the Company, on the one hand, and Parent, the Merger Sub, the Financing Sources, or their respective Affiliates, on the other hand, relating to this Agreement.
“Uncertificated Shares” means non-certified shares represented by book entry.
“WARN” means the Worker Adjustment Retraining Notification Act of 1988, as amended, or any similar Applicable Law.
[Remainder of Page Intentionally Left Blank]

Appendix B
EXECUTION VERSION
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of March 16, 2022, by and between the undersigned stockholder (“Stockholder”) of Summer Infant, Inc., a Delaware corporation (the “Company”), and Kids2, Inc., a Georgia corporation (the “Parent”).
Recitals
A.   Concurrently with the execution of this Agreement, the Company, Parent, and Project Abacus Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub and the Company pursuant to the terms and conditions of the Merger Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
B.   In order to induce Parent to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) beneficially owned by Stockholder and set forth below Stockholder’s signature on the signature page hereto (the “Shares,” and together with any additional shares of Company Common Stock acquired after the date hereof as set forth in Section 1.1, the “Covered Shares”); and
C.   As a condition to its willingness to enter into the Merger Agreement, Parent has required that Stockholder, and Stockholder has agreed to, execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements set forth in this Agreement, and other good and valuable consideration (including the consideration to be received under the Merger Agreement), the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.   Representations and Warranties of Stockholder.   Stockholder hereby represents and warrants to Parent that:
1.1   Ownership of Shares.   Stockholder is the Beneficial Owner of, and has good title to, the Shares, free and clear of any Lien or other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Shares), except (i) transfer restrictions under applicable federal and state securities laws and (ii) pursuant to this Agreement. The Shares are the only equity securities of the Company Beneficially Owned by Stockholder on the date of this Agreement, and none of the Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Shares, except as provided hereunder. Stockholder has the requisite voting power and the requisite power to agree to all of the matters set forth in this Agreement, with respect to all of its Shares, in each case necessary to perform its obligations under this Agreement, with no limitations, qualifications, or restrictions on such rights. For purposes of this Agreement, (1) “Beneficial Owner” means the person who Beneficially Owns the referenced securities and (2) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Securities Exchange Act or 1934, as amended (the “Exchange Act”), and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities. Stockholder agrees that all shares of Company Common Stock that Stockholder acquires Beneficial Ownership of after the execution of this Agreement and prior to the termination of this Agreement in accordance with its terms shall be subject to the terms and conditions of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.
1.2   Power, Authorization and Validity.   If Stockholder is not a natural person, Stockholder is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Stockholder has all requisite corporate, limited liability company, limited partnership or other entity power and authority (if Stockholder is not a natural person) or legal capacity (if Stockholder is a natural person) to enter into this Agreement and to perform its, his or her obligations under this Agreement. If Stockholder is an individual, Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
1.3   No Conflict.   Except as to compliance with Section 13 and Section 16 of the Exchange Act, the execution and delivery of this Agreement by Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, (i) conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, or constitutes a default under (A) if Stockholder is not a natural person, any provision of the organizational documents of Stockholder, each as currently in effect, (B) any Applicable Law or (C) any material agreement to which Stockholder is a party or by which Stockholder is bound or affected, or (ii) give to others any rights of termination, amendment, acceleration or cancellation of, or results in the creation of any Lien on, any of the Shares pursuant to any agreement to which Stockholder is a party or by which Stockholder or any of the Shares is bound or affected.
1.4   Litigation.   There is no Legal Proceeding pending against, or to the knowledge of Stockholder, threatened in writing against Stockholder, by or before (or that would be by or before) any Governmental Authority or arbitrator that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected, individually or in the aggregate, to prevent, enjoin, materially delay, impair or materially adversely affect the ability of Stockholder to perform Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement.
1.5   Brokers.   No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, the Company or any of their respective Affiliates in respect of this Agreement or any of the transactions contemplated hereby based upon any arrangement or agreement made by the Stockholder.
2.   Covenants of Stockholder.   Stockholder hereby covenants and agrees as follows:
2.1   No Transfer.   Other than pursuant to the terms of the Merger Agreement and this Agreement, without the prior written consent of Parent, during the term of this Agreement through June 30, 2022 (the “End Date”), Stockholder shall not, directly or indirectly, (i) grant any proxies, power-of attorney, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Shares (ii) sell, assign, transfer, pledge, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of (including, without limitation, by merger, consolidation or otherwise by operation of law), any Covered Shares (each, a “Transfer”), or (iii) knowingly take or cause to be taken any other action that would restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby. Any action taken in violation of the foregoing sentence shall be null and void ab initio. This Section 2.1 shall not prohibit a Transfer of the Covered Shares by Stockholder to any Affiliate of the Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement. Notwithstanding the forgoing, the End Date set forth in this Section 2.1 shall be extended by such number of days that the Termination Date under the

Merger Agreement is extended pursuant to Section 7.1(b)(i) of the Merger Agreement in the event that the Company takes any action to adjourn or postpone the Company Stockholders Meeting, such that the End Date and the Termination Date applicable to the Company under the Merger Agreement are the same; provided that in no event shall the End Date be extended beyond July 31, 2022.
2.2   Agreement to Vote.   During the term of this Agreement, Stockholder shall, at any annual or special meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the stockholders of the Company with respect to the following matters, to vote or consent (or caused to be voted or consented), in person or by proxy, all Covered Shares in favor of the approval and adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement.
2.3   Waiver of Dissenters’ Rights and Other Actions.   To the extent permitted by Delaware law, Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal or any dissenters’ rights that Stockholder may have (whether under Applicable Law or otherwise) or could potentially have or acquire in connection with the Merger that Stockholder may have by virtue of ownership of the Covered Shares (after giving effect to the last sentence of Section 2.2). Stockholder agrees that it will not bring, commence, institute, maintain, prosecute or voluntarily aid any Legal Proceeding, in law or in equity, in any court or before any Governmental Authority, that challenges the validity or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement.
2.4   Merger Agreement.   Stockholder has received and reviewed and understands the terms of the Merger Agreement and all schedules and exhibits thereto and has had the opportunity to consult with its tax and legal advisors.
2.5   Confidentiality and Non-Disclosure Agreement.   Stockholder acknowledges and agrees that the Confidentiality and Non-Disclosure Agreement by and between the Company and Stockholder, dated as of October 15, 2021, shall remain in full force and effect following the execution of this Agreement and is hereby incorporated herein by reference, and shall constitute a part of this Agreement for all purposes; provided, however, that the standstill provisions contained therein will, effective as of the Closing, be deemed to have been waived to the extent necessary for the parties to consummate the Merger in accordance with the terms of this Agreement. Any and all information received by Parent and the Company pursuant to the terms and provisions of this Agreement shall be governed by the applicable terms and provisions of the Confidentiality Agreement.
2.6   Exclusive Dealing.   From the date hereof through the Closing or the earlier termination of the Merger Agreement, Stockholder agrees to be bound and abide by, and comply with all of the restrictions set forth in, Section 6.1(a) of the Merger Agreement to the same extent as such provisions apply to the Company.
3.   No Agreement as Director or Officer.   Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of the Company or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (i) will limit or affect any actions or omissions taken by Stockholder in stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (ii) will be construed to prohibit, limit, or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to the Company or its stockholders.
4.   Miscellaneous.
4.1   Termination.   This Agreement will automatically terminate, without any notice or other action by any person, and be of null, void and of no further force or effect upon the earlier to occur of (i) the Effective Time, (ii) such date and time as the Merger Agreement is validly terminated in accordance with its terms, and (iii) a Company Board Recommendation Change. Upon termination of this Agreement, no party hereto shall have any obligations or liabilities under this Agreement; provided, however, that nothing set forth in this Section 4.1 shall relieve any party from liability for any willful breach of this Agreement. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or earlier termination of this Agreement.
4.2   Further Assurances.   Stockholder agrees, from time to time during the term of this Agreement, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Parent may reasonably request to consummate and make effective the transactions contemplated by this Agreement.
4.3   Entire Agreement.   This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all of the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
4.4   Notices.   All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or: (i) when delivered by hand (providing proof of delivery); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (iii) on the date sent by email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient (with no notice of rejection or undeliverable message). Such communications must be sent to the respective parties at the addresses set forth on the signature pages hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.4).
4.5   Documentation and Information.   Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement and the Merger.
4.6   Governing Law.   This Agreement, and all Legal Proceedings (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
4.7   Submission to Jurisdiction; Waiver of Jury Trial.   Each of the parties hereto irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the Chancery Court of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court of the District of Delaware), and the each party hereto irrevocably submits to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each party hereto agrees that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

4.8   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated.
4.9   Severability.   If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
4.10   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
4.11   No Third-Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.
4.12   Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company and/or the Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither the Company nor the Parent shall have the authority to direct the Stockholder in the voting or disposition of any Covered Shares, except as otherwise expressly provided herein.
4.13   Most Favored Nations.   The Parent hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements entered into by the Parent with any other Person that is a Beneficial Owner of shares of the Company’s Common Stock includes or will include terms, rights or other benefits that are more favorable, in any material respect, to such other Person than the terms, rights and benefits in favor of the Stockholder under this Agreement, and the Parent will not amend any of the terms, rights or benefits in, or waive any material obligation under, any of the agreements with such other Person unless, in any such case, the Stockholder has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Support Agreement to be executed as of the date first above written.
PARENT:
KIDS2, INC.
By:
/s/ Ryan T. Gunnigle

Name: Ryan T. Gunnigle
Title:  Chief Executive Officer
Address for Notices:
3333 Piedmont Road
Ste 1800
Atlanta, Georgia 30305
Email: (***)

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Support Agreement to be executed as of the date first above written.
STOCKHOLDER
WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
By:
Wynnefield Capital Management, LLC,
its General Partner

By:
/s/ Nelson Obus

Name: Nelson Obus
Title:  Co-Managing Member
Number of Shares of Company Common Stock Beneficially Owned as of the date of this Agreement: 358,792
WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
By:
Wynnefield Capital Management, LLC,
its General Partner

By:
/s/ Nelson Obus

Name: Nelson Obus
Title:  Co-Managing Member
Number of Shares of Company Common Stock Beneficially Owned as of the date of this Agreement: 236,595
WYNNEFIELD PARTNERS SMALL CAP VALUE OFFSHORE FUND, LTD.
By:
Wynnefield Capital, Inc,
its Investment Manager

By:
/s/ Nelson Obus

Name: Nelson Obus
Title:  Co-Managing Member
Number of Shares of Company Common Stock Beneficially Owned as of the date of this Agreement: 164,523

WYNNEFIELD CAPITAL INC.
By:
/s/ Nelson Obus

Name: Nelson Obus
Title:  President
Number of Shares of Company Common Stock Beneficially Owned as of the date of this Agreement: 24,273
Address for Notices:
(***)
Email: (***)

VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of March 16, 2022, by and between the undersigned stockholder (“Stockholder”) of Summer Infant, Inc., a Delaware corporation (the “Company”), and Kids2, Inc., a Georgia corporation (the “Parent”).
Recitals
A.   Concurrently with the execution of this Agreement, the Company, Parent, and Project Abacus Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub and the Company pursuant to the terms and conditions of the Merger Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
B.   In order to induce Parent to enter into the Merger Agreement, Stockholder is willing to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) beneficially owned by Stockholder and set forth below Stockholder’s signature on the signature page hereto (the “Shares,” and together with any additional shares of Company Common Stock acquired after the date hereof as set forth in Section 1.1, the “Covered Shares”); and
C.   As a condition to its willingness to enter into the Merger Agreement, Parent has required that Stockholder, and Stockholder has agreed to, execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements set forth in this Agreement, and other good and valuable consideration (including the consideration to be received under the Merger Agreement), the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Representations and Warranties of Stockholder.   Stockholder hereby represents and warrants to Parent that:
1.1   Ownership of Shares.   Stockholder is the Beneficial Owner of, and has good title to, the Shares, free and clear of any Lien or other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Shares), except (i) transfer restrictions under applicable federal and state securities laws and (ii) pursuant to this Agreement. The Shares are the only equity securities of the Company Beneficially Owned by Stockholder on the date of this Agreement, and none of the Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Shares, except as provided hereunder. Stockholder has the requisite voting power and the requisite power to agree to all of the matters set forth in this Agreement, with respect to all of its Shares, in each case necessary to perform its obligations under this Agreement, with no limitations, qualifications, or restrictions on such rights. For purposes of this Agreement, (1) “Beneficial Owner” means the person who Beneficially Owns the referenced securities and (2) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Securities Exchange Act or 1934, as amended (the “Exchange Act”), and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities. Stockholder agrees that all shares of Company Common Stock that Stockholder acquires Beneficial Ownership of after the execution of this Agreement and prior to the termination of this Agreement in accordance with its terms shall be subject to the terms and conditions of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.
1.2   Power, Authorization and Validity.   If Stockholder is not a natural person, Stockholder is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Stockholder has all requisite corporate, limited liability company, limited partnership or other entity power and authority (if Stockholder is not a natural person) or legal capacity (if Stockholder is a natural person) to enter into this Agreement and to perform its, his or her obligations under this Agreement. If Stockholder is an individual, Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder and the Shares do not constitute community property under Applicable Law. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action, if any, on the part of Stockholder. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.
1.3   No Conflict.   Except as to compliance with Section 13 and Section 16 of the Exchange Act, the execution and delivery of this Agreement by Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, (i) conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, or constitutes a default under (A) if Stockholder is not a natural person, any provision of the organizational documents of Stockholder, each as currently in effect, (B) any Applicable Law or (C) any material agreement to which Stockholder is a party or by which Stockholder is bound or affected, or (ii) give to others any rights of termination, amendment, acceleration or cancellation of, or results in the creation of any Lien on, any of the Shares pursuant to any agreement to which Stockholder is a party or by which Stockholder or any of the Shares is bound or affected.
1.4   Litigation.   There is no Legal Proceeding pending against, or to the knowledge of Stockholder, threatened in writing against Stockholder, by or before (or that would be by or before) any Governmental Authority or arbitrator that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected, individually or in the aggregate, to prevent, enjoin, materially delay, impair or materially adversely affect the ability of Stockholder to perform Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement.
1.5   Brokers.   No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, the Company or any of their respective Affiliates in respect of this Agreement or any of the transactions contemplated hereby based upon any arrangement or agreement made by the Stockholder.
2.   Covenants of Stockholder.   Stockholder hereby covenants and agrees as follows:
2.1   No Transfer.   Other than pursuant to the terms of the Merger Agreement and this Agreement, without the prior written consent of Parent, during the term of this Agreement through the Closing, Stockholder shall not, directly or indirectly, (i) grant any proxies, power-of attorney, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Covered Shares (ii) sell, assign, transfer, pledge, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect assignment, transfer, encumbrance or other disposition of (including, without limitation, by merger, consolidation or otherwise by operation of law), any Covered Shares (each, a “Transfer”), or (iii) knowingly take or cause to be taken any other action that would restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby. Any action taken in violation of the foregoing sentence shall be null and void ab initio. This Section 2.1 shall not prohibit a Transfer of the Covered Shares by Stockholder to any Affiliate of the Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.
2.2   Agreement to Vote.   During the term of this Agreement, Stockholder shall, at any annual or special meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of the stockholders of the Company with respect to the following matters, to vote or consent (or caused to be voted or consented), in person or by proxy, all Covered Shares in favor of the approval and adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement.
2.3   Waiver of Dissenters’ Rights and Other Actions.   To the extent permitted by Delaware law, Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal or any dissenters’ rights that Stockholder may have (whether under Applicable Law or otherwise) or could potentially have or acquire in connection with the Merger that Stockholder may have by virtue of ownership of the Covered Shares (after giving effect to the last sentence of Section 2.2). Stockholder agrees that it will not bring, commence, institute, maintain, prosecute or voluntarily aid any Legal Proceeding, in law or in equity, in any court or before any Governmental Authority, that challenges the validity or seeks to enjoin the operation of any provision of this Agreement or the Merger Agreement.
2.4   Merger Agreement.   Stockholder has received and has had the opportunity to review the terms of the Merger Agreement and has had the opportunity to consult with its tax and legal advisors.
2.5   Confidentiality and Non-Disclosure Agreement.   Stockholder acknowledges and agrees that the Confidentiality and Non-Disclosure Agreement by and between the Company and Stockholder, dated as of March 2, 2022, shall remain in full force and effect following the execution of this Agreement and is hereby incorporated herein by reference, and shall constitute a part of this Agreement for all purposes; provided, however, that the standstill provisions contained therein will, effective as of the Closing, be deemed to have been waived to the extent necessary for the parties to consummate the Merger in accordance with the terms of this Agreement. Any and all information received by Parent and the Company pursuant to the terms and provisions of this Agreement shall be governed by the applicable terms and provisions of the Confidentiality Agreement.
2.6   Exclusive Dealing.   From the date hereof through the Closing or the earlier termination of the Merger Agreement, Stockholder agrees to be bound and abide by, and comply with all of the restrictions set forth in, Section 6.1(a) of the Merger Agreement to the same extent as such provisions apply to the Company.
3.   No Agreement as Director or Officer.   Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of the Company or any of its subsidiaries (if Stockholder holds such office), and nothing in this Agreement: (i) will limit or affect any actions or omissions taken by Stockholder in stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (ii) will be construed to prohibit, limit, or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director to the Company or its stockholders.
4.   Miscellaneous.
4.1   Termination.   This Agreement will automatically terminate, without any notice or other action by any person, and be of null, void and of no further force or effect upon the earlier to occur of (i) the Effective Time, (ii) such date and time as the Merger Agreement is validly terminated in accordance with its terms, and (iii) a Company Board Recommendation Change. Upon termination of this Agreement, no party hereto shall have any obligations or liabilities under this Agreement; provided, however, that nothing set forth in this Section 4.1 shall relieve any party from liability for any willful breach of this Agreement. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or earlier termination of this Agreement.
4.2   Further Assurances.   Stockholder agrees, from time to time during the term of this Agreement, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Parent may reasonably request to consummate and make effective the transactions contemplated by this Agreement.
4.3   Entire Agreement.   This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all of the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
4.4   Notices.   All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or: (i) when delivered by hand (providing proof of delivery); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (iii) on the date sent by email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient (with no notice of rejection or undeliverable message). Such communications must be sent to the respective parties at the addresses set forth on the signature pages hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.4).
4.5   Documentation and Information.   Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement and the Merger.
4.6   Governing Law.   This Agreement, and all Legal Proceedings (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
4.7   Submission to Jurisdiction; Waiver of Jury Trial.   Each of the parties hereto irrevocably agrees that any Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the Chancery Court of the State of Delaware (or, if the Chancery Court declines jurisdiction, the Superior Court of the State of Delaware or the United States District Court of the District of Delaware), and the each party hereto irrevocably submits to the exclusive jurisdiction of such court (and, in the case of appeals, the appropriate appellate court therefrom), in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each party hereto agrees that service of any court paper may be made in any manner as may be provided under Applicable Law or court rules governing service of process in such court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
4.8   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated.
4.9   Severability.   If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
4.10   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
4.11   No Third-Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.
4.12   Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company and/or the Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither the Company nor the Parent shall have the authority to direct the Stockholder in the voting or disposition of any Covered Shares, except as otherwise expressly provided herein.
4.13   Most Favored Nations.   The Parent hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements entered into by the Parent with any other Person that is a Beneficial Owner of shares of the Company’s Common Stock includes or will include terms, rights or other benefits that are more favorable, in any material respect, to such other Person than the terms, rights and benefits in favor of the Stockholder under this Agreement, and the Parent will not amend any of the terms, rights or benefits in, or waive any material obligation under, any of the agreements with such other Person unless, in any such case, the Stockholder has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Support Agreement to be executed as of the date first above written.
PARENT:
KIDS2, INC.
By:
/s/ Ryan T. Gunnigle

Name: Ryan T. Gunnigle
Title:  Chief Executive Officer
Address for Notices:
3333 Piedmont Road
Ste 1800
Atlanta, Georgia 30305
Email: (***)

IN WITNESS WHEREOF, the parties hereto have caused this Voting and Support Agreement to be executed as of the date first above written.
STOCKHOLDER
JASON MACARI
/s/ Jason Macari

Name: Jason Macari
Address for Notices:
(***)
Email:

Appendix C
DELAWARE GENERAL CORPORATION LAW
Section 262. Appraisal Rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Appendix D
Confidential	March 16, 2022
Summer Infant, Inc. 1275 Park East Drive Woonsocket, RI 02895
Ladies and Gentlemen:
The Board of Directors (the “Board of Directors”) of Summer Infant, Inc. (the “Company”) has engaged Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, to serve as an independent financial advisor to the Board of Directors (solely in their capacity as members of the Board of Directors), including to provide an opinion (this “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the stockholders of the Company (other than the holders of Excluded Shares, as defined herein) of the Merger Consideration (as defined herein) to be received by such stockholders in the contemplated transaction described below (the “Proposed Transaction”) (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).
Description of the Proposed Transaction
It is Duff & Phelps’ understanding that the Proposed Transaction involves the sale of the Company to Kids2, Inc., a Georgia corporation (“Parent”), by means of the merger of Project Abacus Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), with and into the Company with the Company surviving as a wholly owned subsidiary of Parent, and each share of common stock of the Company, par value $0.0001 per share (“Common Stock”), (excluding Common Stock owned by Parent, Merger Sub or the Company or any direct or indirect wholly owned subsidiary of Parent, Merger Sub or the Company and Common Stock as to which dissenters’ rights have been validly perfected (collectively, the “Excluded Shares”)) shall be cancelled and converted into the right to receive in cash, without interest, $12.00 per share of Common Stock (the “Merger Consideration”). The terms and conditions of the Proposed Transaction are more fully set forth in the Merger Agreement (as defined herein).
Scope of Analysis
In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:
1.
Reviewed certain documents including, but not limited to:

a.
The Company’s annual reports and audited financial statements on Form 10-K filed with the Securities and Exchange Commission for the fiscal years ended December 30, 2017, through January 2, 2021, and the Company’s draft audited financial statements on Form 10-K for the fiscal year ended January 1, 2022;

b.
Unaudited segment and pro forma financial information for the Company for the fiscal years ended December 30, 2017, through January 1, 2022 and the two months ended February 26, 2022, provided to us by management of the Company, which the Company’s management identified as being the most current financial statements available;

c.
Financial projections for the Company for the fiscal years ended on or about December 31, 2022, through December 31, 2025, provided to us by management of the Company (the “Management Projections”);

d.
Other internal documents relating to the history, current operations, and probable future outlook of the Company, provided to us by management of the Company;

e.
A letter dated March 16, 2022 from the management of the Company which made certain representations as to historical financial statements, Management Projections and the underlying assumptions, and the contingent liabilities of the Company; and

f.
Documents related to the Proposed Transaction, including the Agreement and Plan of Merger by and among Kids2, Inc., Project Abacus Acquisition Corp. and Summer Infant, Inc. dated March 16, 2022 (the “Merger Agreement”), the Voting and Support Agreement between Wynnefield Partners Small Cap Value L.P.1 and Parent, and the Voting and Support Agreement between Jason Macari and Parent;

2.
Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company and the Board of Directors;

3.
Reviewed the historical trading price and trading volume of the Company’s common stock and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.
Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected public companies that Duff & Phelps deemed relevant; and

5.
Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Assumptions, Qualifications and Limiting Conditions
In performing its analyses and rendering this Opinion with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:
1.
Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions, and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify such information;

2.
Relied upon the fact that the Board of Directors and the Company have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been and will be duly, validly, and timely taken;

3.
Assumed that any estimates, evaluations, forecasts, and projections furnished to Duff & Phelps by Company management were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to such estimates, evaluations, forecasts and projections or their respective underlying assumptions;

4.
Assumed that information supplied, and representations made by Company management are substantially accurate regarding the Company and the Proposed Transaction;

5.
Assumed that (i) the representations and warranties made in the Merger Agreement and all related documentation are true and correct pursuant to the Merger Agreement and (ii) each party to the Merger Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party pursuant to the Merger Agreement;

6.
Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

7.
Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

8.
Assumed that all conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof (except for non-material waivers permitted under the Merger Agreement that we have reviewed); and

9.
Assumed that all governmental, regulatory, or other consents and approvals, if any, necessary for the consummation of the Proposed Transaction will be obtained without any effect on the Company.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.
Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to (i) advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof or (ii) reaffirm or revise this Opinion or otherwise comment upon any events occurring after the date hereof.
Duff & Phelps did not evaluate the Company’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Company, or any alternatives to the Proposed Transaction, (ii) negotiate the terms of the Proposed Transaction, and therefore, Duff & Phelps has assumed that such terms were negotiated in arm’s length among the parties to the Merger Agreement and the Proposed Transaction, or (iii) advise the Board of Directors or any other party with respect to alternatives to the Proposed Transaction.
Duff & Phelps is not expressing any opinion as to the market price or value of the Common Stock after the announcement or the consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.
In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the public stockholders of the Company in the Proposed Transaction, or with respect to the fairness of any such compensation.
This Opinion is furnished solely for the use and benefit of the Board of Directors in connection with its consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent (or as otherwise permitted pursuant to the Engagement Letter (as defined herein)). This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction, (ii) does not address any transaction related to the Proposed Transaction, (iii) is not a recommendation as to how the Board of Directors or any stockholder should vote or act with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the consideration received is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Proposed Transaction is within a range suggested by certain financial analyses conducted by Duff & Phelps. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.
This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Company dated December 21, 2021 (the “Engagement Letter”). This letter is confidential, and its use and disclosure are strictly limited in accordance with the terms set forth in the Engagement Letter.
Disclosure of Prior Relationships
Duff & Phelps has acted as financial advisor to the Board of Directors and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon Duff & Phelps informing the Company that it is prepared to deliver its Opinion. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.
Conclusion
Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the Merger Consideration to be received by the stockholders of the Company (other than the holders of Excluded Shares) in the Proposed Transaction is fair from a financial point of view to such stockholders (without giving effect to any impact of the Proposed Transaction on any particular stockholder other than in its capacity as a stockholder).
This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.
Respectfully submitted,
/s/ Duff & Phelps A Kroll Business
Kroll, LLC
Duff & Phelps Opinions Practice
Kroll, LLC

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION DATED MAY 6, 2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSSUMMER INFANT, INC.Proxy for 2022 Special Meeting of Stockholders June [], 2022The undersigned hereby appoints each of Stuart Noyes and Mary Beth Schneider as proxy of the undersigned, each with full power to appoint his or her substitute, to act for and to vote all shares of Summer Infant, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Meeting and related Proxy Statement at the Special Meeting of Stockholders of Summer Infant, Inc., to be held at 9:00 a.m., local time, on [], June [], 2022, at [] located at the offices of the Company located at 1275 Park East Drive, Woonsocket, Rhode Island 02895 and at any adjournments or postponements of the meeting. The proxy is further authorized to vote, in his or her discretion, upon other such business as may come before the Special Meeting, or any adjournments or postponements of the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS FOR PROPOSALS 1, 2 AND 3 AND AS THE PROXIES NAMED ABOVE DEEM ADVISABLE ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.(Continued, and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet– QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by MailSUMMER INFANT, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June [], 2022.INTERNET/MOBILE – www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS1. The Merger Proposal. To adopt the Agreement and Plan of Merger, dated March 16, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among Summer Infant, Inc (“SUMR”), Kids2, Inc., a Georgia corporation (“Parent”), and Project Abacus Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the satisfaction or waiver of the conditions to closing set fort in the Merger Agreement, Merger Sub will merge with and into SUMR with SUMR surviving the Merger as a wholly owned subsidiary of Parent: FOR AGAINST ABSTAIN2. The Compensation Proposal. To approve, on a non-binding, advisory basis, certain compensation that will or may become payable to our named executive officers in connection with the Merger: FOR AGAINST ABSTAIN3.. The Adjournment Proposal. To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vte at the time of the Special Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Merger Proposal: FOR AGAINST ABSTAINIn their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.Signature Date , 2022 Signature, if held jointly Date , 2022 NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.